As filed with the Securities and Exchange Commission on June 12, 2014

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.

OFS CAPITAL CORPORATION

(Exact name of Registrant as specified in charter)

10 S. Wacker Drive, Suite 2500
Chicago, IL 60606

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (847) 734-2600
Glenn R. Pittson
10 S. Wacker Drive, Suite 2500
Chicago, IL 60606

(Name and address of agent for service)

COPIES TO:
Cynthia M. Krus
Lisa A. Morgan
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee
Common Stock, $0.01 par value per share	$150,000,000	$19,320
Total(3)	$150,000,000	$19,320

(1)	Includes underwriters' option to purchase additional shares.
(2)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(3)	In no event shall the aggregate offering price of all securities issued from time to time pursuant to the registration statement exceed $150,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED June 12, 2014

$150,000,000

Common Stock

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. Our investment objective is to provide our shareholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments.

We may offer, from time to time, in one or more offerings or series, up to $150 million in shares of our common stock to provide us with additional capital. Shares of our common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Shares of our common stock may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of shares of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any shares of our common stock through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of shares of our common stock.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OFS.” On June 9, 2014, the last reported sales price on the NASDAQ Global Select Market for our common stock was $12.82 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2014 was $14.45.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting Investor Relations of OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606, or by calling us at (847) 734-2060 or on our website at www.ofscapital.com. The Securities and Exchange Commission, or the SEC, maintains a website at www.sec.gov where such information is available without charge. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Investing in shares of our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 15 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated            , 2014

You should rely only on the information contained in this prospectus and any prospectus supplement to this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any such supplement do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus and any such supplement is accurate only as of its date, and under no circumstances should the delivery of this prospectus and any such supplement or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of OFS Capital Corporation have not changed since such date. This prospectus and any accompanying prospectus supplement will be updated to reflect material changes.

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ABOUT THIS PROSPECTUS

This prospectus and any accompanying prospectus supplement is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $150 million of shares of our common stock on the terms to be determined at the time of the offering. We may sell shares of our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus and any accompanying prospectus supplement provides you with a general description of shares of common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Available Information” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. Throughout this prospectus, we refer to OFS Capital Corporation and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” OFS Capital Management, LLC as “OFS Advisor” or the “Advisor;” and OFS Capital Services, LLC as “OFS Services” or the “Administrator.”

OFS Capital Corporation

We are an externally managed, closed-end, non-diversified management investment company formed in March 2001. Our investment objective is to provide our shareholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies which may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “The Company — Investment Criteria/Guidelines.”

In connection with our initial public offering, or IPO, on November 7, 2012, we converted from a limited liability company to a corporation, as a result of which the sole membership interest held by Orchard First Source Asset Management, LLC, or OFSAM, prior to the conversion was exchanged for 2,912,024 shares of our common stock. In connection with our IPO, we elected to be treated as a business development company, or BDC, under the 1940 Act. On November 14, 2012, we completed our IPO selling 6,666,667 shares of our common stock at a public offering price of $15 per share, raising $100 million in gross proceeds. We incurred approximately $6.2 million of sales load and $5.8 million of offering related costs in connection with our IPO. We utilized approximately $90 million of our IPO proceeds to pay down the senior secured revolving credit facility, which OFS Capital WM, LLC, or OFS Capital WM, our wholly owned subsidiary, entered into with Wells Fargo Bank, N.A., or Wells Fargo, and Madison Capital Funding LLC, a subsidiary of New York Life Investments, or Madison Capital, to finance its business.

As of March 31, 2014, our investment portfolio consisted of outstanding loans of approximately $226.9 million in aggregate principal amount in 56 portfolio companies, of which $52.3 million in aggregate principal amount was held by OFS SBIC I, LP (formerly known as Tamarix Capital Partners, L.P.), or SBIC I LP, our wholly-owned SBIC subsidiary, in nine portfolio companies. As of that date, 92% of our investment portfolio was comprised of senior secured loans, 4% of subordinated loans and 4% of equity investments, at fair value.

As of March 31, 2014, our net asset value was approximately $139.2 million, or approximately $14.45 per share.

While our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans as well as subordinated loans and, to a lesser extent, warrants and other minority equity securities, we also may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.

Our investment strategy includes SBIC I LP, which received a small business investment company, or SBIC, license from the U.S. Small Business Administration, or SBA, in May 2012. On December 4, 2013, we received approval from the SBA to acquire all of the limited partnership interests in SBIC I LP and all of the ownership interests of its general partner, OFS SBIC I GP, LLC (formerly known as Tamarix Capital G.P. LLC), or SBIC I GP, that were owned or subscribed for by other persons (the “SBIC

Acquisitions”). We acquired the interests on December 4, 2013, which resulted in SBIC I LP becoming a wholly-owned subsidiary. The transaction was finalized in January 2014. For additional information on the acquisition of SBIC I LP and SBIC I GP, see our consolidated financial statements and the related notes thereto included elsewhere in this prospectus. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see “Regulation  — Small Business Investment Company Regulations.”

On November 26, 2013, we received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act, allowing for greater capital deployment.

Our investment activities are managed by OFS Capital Management, LLC, or OFS Advisor, and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the investment advisory and management agreement between us and OFS Advisor, or the Investment Advisory Agreement, we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents and certain non-cash items resulting from the SBIC Acquisitions but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. On May 5, 2014, OFS Advisor agreed to reduce its base management fee by two-thirds for the nine months commencing April 1, 2014 and ending December 31, 2014. For additional information regarding the fees paid to OFS Advisor, see “Management and Other Agreements — Investment Advisory Agreement.”

We have also entered into an administration agreement, or Administration Agreement, with OFS Capital Services, LLC, or OFS Services, our Administrator. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to 50% of our asset base). We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds from issuing our preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.

We have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. To qualify as a RIC, we must, among other things, meet certain source-of-income and assets diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income we distribute to our shareholders.

On September 28, 2010, OFS Capital WM entered into a $180.0 million secured revolving credit facility (as amended from time to time, the “OFS Capital WM Credit Facility”) with Wells Fargo and Madison Capital, with the Class A lenders (initially Wells Fargo) providing up to $135.0 million in Class A loans (“Class A Facility”) and the Class B lenders (initially Madison Capital) providing up to $45.0 million in Class B loans (“Class B Facility”). The OFS Capital WM Credit Facility is secured by all current and future eligible loans acquired by OFS Capital WM. The loan facilities with Wells Fargo and Madison Capital had five- and six-year terms, respectively, and both facilities provided a one-year option for extension upon the approval of the lenders. The loan facilities had a reinvestment period of two years after the closing date of the OFS Capital WM Credit Facility, which could be extended by one year with the consent of each lender. Outstanding borrowings on the loan facilities were limited to the lesser of (1) $180.0 million and (2) the borrowing base as defined by the OFS Capital WM Credit Facility loan documents. OFS Capital WM is obligated to pay interest on the outstanding loans on each quarterly payment date. The Class B Facility was terminated in January 2013. In connection with the closing of the OFS Capital WM Credit Facility, OFS Capital WM incurred financing costs of approximately $3.5 million were deferred and amortized over the term of OFS Capital WM Credit Facility. As a result of the amendments to OFS Capital WM Credit Facility in 2012 (“WM 2012 Credit Facility Amendments”), we have substantial additional input into certain key management decisions with respect to OFS Capital WM’s portfolio companies, including decisions with respect to amendments to or modifications of the investments in these entities, or noticing or waiving of defaults or accelerating portfolio loans.

Organizational Structure as of March 31, 2014

About OFS and Our Adviser

OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is an investment platform focused on meeting the capital needs of middle-market companies. OFS is the successor to First Source Financial Inc., which was founded in 1995 as a joint venture between Dominion Capital, Inc., a wholly-owned subsidiary of Dominion Resources, Inc., or Dominion, and Household Commercial Financial Services Inc., a unit of Household International, or Household. Household sold its interest in First Source Financial Inc. to Dominion in 1997. In 2003, Orchard Paladin Management, LLC, our predecessor, acquired from Dominion a portfolio of performing and non-performing loans of approximately $625 million in aggregate commitment amount, plus additional investments in equity securities. Shortly thereafter, in 2004, Orchard Paladin Management, LLC acquired Dominion’s interest in First Source Financial Inc. Most of the loan workouts and special situations investments managed by our senior managers since 2003 involved loans in the portfolio acquired from Dominion and loans acquired as a result of the purchase of Dominion’s interest in First Source Financial Inc.

As of March 31, 2014, OFS had 40 full-time employees and two part-time employees. OFS is headquartered in Chicago, Illinois, with additional offices in New York, New York and Los Angeles, California.

Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity investors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of OFSAM, our parent company prior to the completion of our IPO, and is a registered investment adviser under the Investment Advisers Act of 1940, or the Advisers Act.

Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We have entered into the Investment Advisory Agreement, pursuant to which OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee. See “Management and Other Agreements — Investment Advisory Agreement” for a discussion of the base management fee and incentive fee payable by us to OFS Advisor. The base management fee is based on our total assets (other than cash and cash equivalents and the intangible asset and goodwill resulting from the SBIC Acquisitions but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.

OFS Advisor has entered into a staffing agreement, or the Staffing Agreement, with Orchard First Source Capital, Inc., or OFSC, a wholly-owned subsidiary of OFSAM. With the exception of Richard Ressler, OFSC employs all of OFS’s investment professionals. Under the Staffing Agreement, OFSC will make experienced investment professionals available to OFS Advisor and provide access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

OFS Advisor capitalizes on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Glenn Pittson, Bilal Rashid, Jeff Cerny and Mark Hauser, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community, averaging over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have gained extensive experience investing in assets that will constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies.

OFS Advisor’s investment committee, or the Advisor Investment Committee, which is comprised of Richard Ressler (Chairman), Jefffrey Cerny, Peter Fidler, Mark Hauser, Glenn Pittson, Bilal Rashid, and Peter Rothschild, is responsible for our overall asset allocation decisions, as well as approval all of investments made by us directly or through OFS Capital WM. Certain members of the Advisor’s Investment Committee perform a similar role for other investments managed by OFS and its affiliates.

The investment committee for SBIC I LP, or the SBIC Investment Committee (and, together with the Advisor Investment Committee, the Investment Committees), which is comprised of Peter Fidler, Mark Hauser, Glenn Pittson, and Peter Rothschild is responsible for approval of all of investments made by SBIC I LP. Any investment decision on the part of SBIC I LP requires the unanimous approval of the SBIC Investment Committee.

Our Administrator

OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with officers and their staffs, office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to shareholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us.

Market Opportunity

Our investment strategy is focused primarily on investments in middle-market companies in the United States. We find the middle-market attractive for the following reasons:

Large Target Market.  We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow.

Specialized Lending Requirements with High Barriers to Entry.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, there are high barriers to entry that a new lender must overcome.

Robust Demand for Debt Capital.  We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States.

Competitive Strengths and Core Competencies

Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure.  We are managed by OFS Advisor, which has access through the Staffing Agreement with OFSC to the resources and expertise of OFS’s investment professionals. As of March 31, 2014, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds.

Significant Investment Capacity.  The net proceeds of equity offerings and borrowing capacity under our credit facilities, will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.

Scalable Infrastructure Supporting the Entire Investment Cycle.  We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost efficient basis within a timeframe that meets the demands of business growth). Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints.

Extensive Loan Sourcing Capabilities.  OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 19-year history as a middle-market lending platform and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment, and we have extensive relationships with potential borrowers and other lenders.

Structuring with a High Level of Service and Operational Orientation.  We provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to and investing in middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions.

Rigorous Credit Analysis and Approval Procedures.  OFS Advisor utilizes the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using OFS’s disciplined approach to lending, OFS Advisor seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants.

Structure of Investments

We anticipate that our loan portfolio will continue to contain investments of the following types:

First-Lien Senior Secured Loans.  First-lien senior secured loans comprise a significant portion of our investment portfolio.

Senior Secured Unitranche Loans.  Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components.

Second-lien Senior Secured Loans.  We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company, and we may enter into an intercreditor agreement with the holders of the portfolio company’s first-lien senior secured debt.

Unsecured Subordinated (“Mezzanine”) Loans.  We structure these investments as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income.

Warrants and Other Minority Equity Securities.  In some cases, we will also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with such a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest.

General Structuring Considerations.  We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably with other entities managed by OFS Advisor and its affiliates.

To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal allocation policy, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•	risk and return profile of the investment vehicles;
•	suitability/priority of a particular investment for the investment vehicles;
•	if applicable, the targeted position size of the investment for the investment vehicles;
•	level of available cash for investment with respect to the investment vehicles;
•	total amount of funds committed to the investment vehicles; and
•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. See “Related-Party Transactions and Certain Relationships.”

Corporate Information

Our principal executive offices are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and our telephone number is (847) 734-2060. Our corporate website is located at http://www.ofscapital.com. Information on our website is not incorporated into or a part of this prospectus.

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company, as that term is used in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include:

•	An exemption from the auditors attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”);
•	No non-binding advisory votes on executive compensation or golden parachute arrangements; and
•	Reduced financial statement and executive compensation requirements.

Notwithstanding the foregoing, we have complied with Section 404(b) of the Sarbanes-Oxley Act regarding auditor attestation for the fiscal year ended December 31, 2013. We have not yet determined whether we will take advantage of any other exemptions that are not already applicable to business development companies. If we do take advantage of any of the other exemptions, we do not know if some investors will find our common stock less attractive as a result. The result may be a less active trading market for our common stock and our stock price may be more volatile.

We could remain an emerging growth company for up to five years, or until the earliest of (a) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (b) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (c) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Risks

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. Certain of these risks are referenced below:

Capital markets are currently functional, but may experience periods of disruption and instability, which could have a negative impact on our business and operations.

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience in operating a BDC of our investment adviser and our dependence on such investment adviser.

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, the subordinated nature of select investments, our potential lack of control over our portfolio companies, our limited ability to invest in public or foreign companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.

We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.

There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our certificate of incorporation.

See “Risk Factors” beginning on page 15 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our common stock.

Recent Developments

On April 8, 2014, our board of directors dismissed McGladrey LLP (“McGladrey”) as our independent registered public accounting firm. The decision of our board of directors to dismiss McGladrey was recommended by our audit committee. In March and April 2014, the audit committee of our board of directors conducted a review of the selection of our independent registered public accounting firm. As part of this process, we contacted four other independent registered public accounting firms and solicited input from them on their ability to provide the audit services that we require. Among other considerations, we sought detailed information about their experience auditing other business development companies that have elected to be taxed as regulated investment companies. We contacted these four other independent registered public accounting firms for the audit of our annual consolidated financial statements for the fiscal year ending December 31, 2014. As a result of this review, on April 11, 2014, we engaged BDO USA, LLP (“BDO”) to serve as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2014.

On May 5, 2014, we were notified by OFS Advisor that, effective as of April 1, 2014, it would reduce its base management fee by two-thirds for the balance of the 2014 fiscal year. Specifically, OFS Advisor agreed to reduce its base management fee from 0.4375% per quarter to 0.145833% per quarter for the second, third, and fourth quarters of 2014. Accordingly, the effective annual base management fee for the 2014 fiscal year will be equal to or less than 50% of the 1.75% required by our Investment Advisory Agreement with OFS Advisor, or not greater than 0.875%. OFS Advisor informed us that this reduction was being made for the benefit of our shareholders to take into account unforeseen delays in completing the SBIC Acquisitions.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” “the Company” or “OFS Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in OFS Capital.

Shareholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)
Total shareholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee payable under Investment Advisory Agreement	2.91	%(4)
Incentive fees payable under Investment Advisory Agreement	—	%(5)
Interest payments on borrowed funds	2.85	%(6)
Other expenses	4.14%	%(7)(8)
Acquired fund fees and expenses	—	%(9)
Total annual expenses	9.90	%(4)(8)

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the following Example will be updated accordingly.
(2)	The related prospectus supplement will disclose the applicable offering expenses and total shareholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” For additional information, see “Dividend Reinvestment Plan.”
(4)	Commencing November 1, 2013 through March 31, 2014, our base management fee, under the Investment Advisory Agreement was 1.75% per year of our total assets (other than cash and cash equivalents and goodwill and intangible assets relating to the SBIC Acquisitions but including assets purchased with borrowed amounts and including assets owned by any consolidated entity). On May 5, 2014, OFS Advisor agreed to reduce its base management fee by two-thirds for the nine months commencing April 1, 2014 and ending December 31, 2014. Accordingly, the effective annual base management fee for the 2014 fiscal year will be equal to or less than 50% of the 1.75% required by our Investment Advisory Agreement with OFS Advisor, or not greater than 0.875%. Notwithstanding the foregoing, the above table assumes that the base management fee is 1.75% in all cases, and does not reflect the reduction in place for the balance of 2014. We may from time to time decide it is appropriate to change the terms of the agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to shareholders for approval. See “Management and Other Agreements — Investment Advisory Agreement.”

The 2.91% fee reflected in the table is calculated by determining the ratio that the base management fee bears to our net assets attributable to common stock (rather than our total assets). The estimate of our base management fee referenced in the table is based on our total assets (other than cash and cash equivalents and goodwill and intangible assets relating to the SBIC Acquisitions but including assets purchased with borrowed money and assets of any consolidated entity) as of March 31, 2014.

(5)	Assumes no incentive fee earned by the Advisor, which is consistent with the amount earned for the three months ended March 31, 2014. For more detailed information about incentive fees related to capital gains incurred by us that are not payable to the Advisor under the terms of the Investment Management Agreement, please see Note 4 to our consolidated financial statements for the three months ended March 31, 2014, included elsewhere in this prospectus.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income initially calculated based on values at the closing of this offering (including income that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The hurdle rate is fixed at 2.0% quarterly (8% annualized), which means that, if interest rates rise, it will be easier for our pre-incentive fee net investment income to surpass the hurdle rate, which could lead to the payment of fees to OFS Advisor in an amount greater than expected. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

The second part, payable annually in arrears, equals 20.0% of our realized capital gains on a cumulative basis as of the closing of this offering through the end of the year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is determined on a consolidated basis and, as such, will apply to the operations of SBIC I LP and OFS Capital WM if and for so long as their financial statements are consolidated with ours. See “Management and Other Agreements — Investment Advisory Agreement.”

(6)	Interest payments on borrowed funds represents an estimate of our annualized interest expenses based on actual interest and credit facility expenses incurred for the three months ended March 31, 2014. Under the OFS Capital WM Credit Facility, our wholly-owned subsidiary, OFS Capital WM, had debt in the amount of $103.5 million outstanding as of March 31, 2014. In addition, at March 31, 2014, SBIC I LP had SBA debentures payable in the amount of $26 million.

We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We also anticipate that SBIC I LP will incur additional leverage upon SBA approval and compliance with other customary procedures. Our shareholders will bear directly or indirectly the costs of borrowings under any debt instruments we may enter into.

(7)	Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Services. See “Management and Other Agreements — Administration Agreement.” “Other expenses” also includes the management fee OFS Capital WM pays to MCF Capital Management, LLC, which is the loan manager and also an affiliated entity of Madison Capital (“Loan Manager”). These expenses are based on estimated amounts for the current fiscal year.
(8)	Estimated.
(9)	Our shareholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act (“Acquired Funds”) in which we invest.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The expense amounts assume an annual base management fee of 0.875% for the remainder of 2014 and 1.75% for each year thereafter. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$84.4	$270.2	$437.4	$785.7
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from realized capital gains	$84.4	$288.0	$467.5	$815.8

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected financial and other data for the year ended December 31, 2013, the period from November 8, 2012 to December 31, 2012, the period January 1, 2012 through November 7, 2012, and the years ended December 31, 2011 and 2010 are derived from our consolidated financial statements that have been audited by McGladrey LLP. The selected financial data and other data for the three months ended March 31, 2014 and 2013 are derived from our unaudited financial statements. Interim results as of and for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014. The data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere herein.

	Post-IPO as a Business Development Company				Pre-IPO Prior to Becoming a Business Development Company
	Three Months Ended March 31		For the Year Ended December 31, 2013	For the Period November 8, 2012 through December 31, 2012	For the Period January 1, 2012 through November 7, 2012	For the Years Ended December 31,
	2014	2013				2012(1)	2011	2010
	(Unaudited)	(Unaudited)	(Amounts in thousands, except per share data)
Statement of Operations Data:
Total investment income	$5,012	$4,365	$17,070	$2,593	$10,839	$13,432	$1,772	$10,438
Total expenses	3,612	2,923	11,352	1,932	7,405	9,337	2,635	7,466
Net investment income (expenses)	1,400	1,442	5,718	661	3,434	4,095	(863)	2,972
Net realized gain (loss) on non-control/non-affiliate investments	—	5	87	—	(1,112)	(1,112)	—	—
Realized gain from SBIC Acquisitions	—	—	2,742	—	—	—	—	—
Net change in unrealized appreciation/depreciation on non-control/non-affiliate investments	926	1,173	367	(222)	161	(61)	(156)	19
Net change in unrealized appreciation/depreciation on affiliate investments	519	251	511	(41)	—	(41)	—	—
Net change in unrealized depreciation on control investment	(794)	—	(1,750)	—	—	—	—	—
Other income (loss) prior to becoming a business development company	—	—	—	—	3,113	3,113	(1,168)	2,248
Cumulative effect of accounting change	—	—	—	(348)	570	222	—	—
Extraordinary gain (loss)	—	—	—	873	(873)	—	—	—
Net increase (decrease) in net assets resulting from operations	2,051	2,871	7,675	923	5,293	6,216	(2,187)	5,239
Per share data:
Net asset value	$14.45	$14.76	$14.58	$14.80	N/A	N/A	N/A	N/A
Net investment income	0.15	0.15	0.59	0.07	N/A	N/A	N/A	N/A
Net realized gain on non-control/ non-affiliate investments	—	—	0.01	—	N/A	N/A	N/A	N/A
Realized gain from SBIC Acquisitions	—	—	0.29	—	N/A	N/A	N/A	N/A
Net change in unrealized appreciation/depreciation on non-control/non-affiliate investments	0.09	0.12	0.04	(0.02)	N/A	N/A	N/A	N/A
Net change in unrealized appreciation/depreciation on affiliate investments	0.05	0.03	0.05	—	N/A	N/A	N/A	N/A
Net change in unrealized depreciation on control investment	(0.08)	—	(0.18)	—	N/A	N/A	N/A	N/A
Net increase in net assets resulting from operations	0.21	0.30	0.80	0.10	N/A	N/A	N/A	N/A
Dividends declared	0.34	0.34	1.02	0.17	N/A	N/A	N/A	N/A

	Post-IPO as a Business Development Company				Pre-IPO Prior to Becoming a Business Development Company
	Three Months Ended March 31		For the Year Ended December 31, 2013	For the Period November 8, 2012 through December 31, 2012	For the Period January 1, 2012 through November 7, 2012	For the Years Ended December 31,
	2014	2013				2012(1)	2011	2010
	(Unaudited)	(Unaudited)	(Amounts in thousands, except per share data)
Balance sheet data at period end:
Investments, at fair value/book value	$228,002	$228,773	$237,919	$232,199	N/A	$232,199	$59,379	$150,477
Cash and cash equivalents	36,999	12,168	28,569	8,270	N/A	8,270	814	942
Restricted cash and cash equivalents	450	623	450	623	N/A	623	—	—
Other assets	7,156	3,528	12,149	4,457	N/A	4,457	4,721	2,651
Total assets	272,607	245,092	279,087	245,549	N/A	245,549	64,914	154,070
Debt	129,459	97,190	134,955	99,224	N/A	99,224	—	81,351
Total liabilities	133,418	103,190	138,709	103,750	N/A	103,750	10,195	84,548
Total net assets/member's equity	139,189	141,902	140,378	141,799	N/A	141,799	54,719	69,522
Other data (unaudited):
Weighted average annualized yield on income producing investments at fair value(2)	8.35%	7.43%	8.53%	N/A	N/A	7.64%	8.41%	7.56%
Number of portfolio companies at period end(3)	56	58	58	59	N/A	59	51	38

(1)	The consolidated statement of operations for the year ended December 31, 2012 included the Company's Pre-IPO and Post-IPO operations during 2012.
(2)	Weighted average annualized yield on income producing investments at fair value for the year ended December 31, 2011 and 2010 gives pro forma effect to OFS Capital’s consolidation of OFS Capital WM as a result of the WM 2012 Credit Facility Amendments, as if the consolidation took place at December 31, 2011 and 2010, respectively. Weighted average annualized yield on income producing investments at fair value for the year ended December 31, 2010 also gives effect to the sale accounting adjustment related to OFS Capital’s sale of its loan portfolio to OFS Capital WM on September 28, 2010, as if the accounting adjustment took place at December 31, 2010.
(3)	The number of portfolio companies at December 31, 2011 and 2010 gives pro forma effect to OFS Capital's consolidation of OFS Capital WM as a result of the WM 2012 Credit Facility Amendments, as if the consolidation took place at December 31, 2011 and 2010, respectively.

The following tables set forth certain quarterly financial information for the first quarter of the year ending December 31, 2014, each of the first, second, third, and fourth quarters in the years ended December 31, 2013 and each of the second, third, and fourth quarters in the year ended December 31, 2012. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Total investment income	$5,012	$4,452	$4,017	$4,236
Net investment income	1,400	1,382	1,428	1,466
Net realized and unrealized gain (loss)	651	(201)	(1,062)	1,791
Net increase in net assets resulting from operations	2,051	1,181	366	3,257
Earnings per share(1)	0.21	0.12	0.04	$0.34
Net asset value per share(2)	$14.45	$14.58	$14.46	$14.76

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Total investment income	$4,365	$4,235	$4,035	$4,538
Net investment income	1,442	1,305	1,437	1,138
Net realized and unrealized gain (loss)	1,429	(191)	1,081	(2,104)
Net increase (decrease) in net assets resulting from operations	2,871	766	2,960	(370)
Net increase in net assets resulting from operations per share(3)	0.30	N/A	N/A	N/A
Net asset value per share(2)(3)	$14.76	$14.80	N/A	N/A

(1)	Based on weighted average shares outstanding for the respective period.
(2)	Based on shares outstanding at the end of the respective period.
(3)	For historical periods that include financial results prior to November 7, 2012, the Company did not have common shares outstanding or an equivalent, and therefore, weighted average shares outstanding information for periods that include financial results prior to November 7, 2012 are not provided.

RISK FACTORS

Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, and any prospectus supplement accompanying this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in us. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in any prospectus supplement accompanying this prospectus, are the principal risk factors associated with an investment in our common stock, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Related to Our Business and Structure

Prior to November 7, 2012, we had not operated as a BDC or qualified to be treated as a RIC, and none of OFS Advisor or its affiliates had ever managed a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our shareholders.

Prior to November 7, 2012, we had not operated as a BDC or qualified to be treated as a RIC, and none of OFS Advisor or its affiliates has ever managed a BDC. As a result of our limited experience as a BDC, we are subject to the business risks and uncertainties associated with new entities of these types, including the risk that we will not achieve our investment objective, or that we will not qualify or maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our shareholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. Moreover, qualification for treatment as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. None of us, OFS Advisor or any of our or their respective affiliates has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.

We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. Our future success will depend, to a significant extent, on the continued service and coordination of the OFS senior management team, particularly Glenn Pittson, Senior Managing Director of OFSC, Bilal Rashid, Senior Managing Director of OFSC, Jeffrey Cerny, Senior Managing Director of OFSC and Mark Hauser, Senior Managing Director of OFSC. Each of these individuals is an employee at will of OFSC and, with the exception of Mr. Hauser, is not subject to an employment contract. In addition, we rely on the services of Richard Ressler, Chairman of the executive committee of OFSAM and Chairman of the Advisor Investment Committee pursuant to a consulting agreement with Orchard Capital Corporation, or Orchard Capital. The departure of Mr. Ressler or any of the senior managers of OFSC, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.

We expect that OFS Advisor will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that OFS senior professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with OFS and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom the OFS senior professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

OFS Advisor is a subsidiary of OFSAM that has no employees and depends upon access to the investment professionals and other resources of OFS and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor also depends upon OFS to obtain access to deal flow generated by the professionals of OFS and its affiliates. Under a Staffing Agreement between OFSC, a subsidiary of OFSAM that employs OFS’s personnel, and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure shareholders that OFSC will fulfill its obligations under the agreement. If OFSC fails to perform, we cannot assure shareholders that OFS Advisor will enforce the Staffing Agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of OFSC and its affiliates or their information and deal flow.

The investment committees that oversee our investment activities are provided by OFS Advisor under the Investment Advisory Agreement, as well as by SBIC I GP. The Advisor Investment Committee consists of Richard Ressler (Chairman), Jeffrey Cerny, Peter Fidler, Mark Hauser, Glenn Pittson, Bilal Rashid, and Peter Rothschild. The SBIC Investment Committee consists of Mark Hauser, Glenn Pittson, Peter Rothschild, and Peter Fidler. The loss of any member of the Investment Committees or of other OFS senior professionals could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operation.

Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of OFS Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon OFS Advisor to maintain OFS’s relationships with financial institutions, sponsors and investment professionals, and we will continue to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If OFS Advisor fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of OFS Advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

A substantial portion of our senior secured loan portfolio was purchased by OFS Capital WM, our wholly-owned subsidiary, using borrowed funds and is serviced by an unaffiliated loan manager.

OFS Capital WM finances its loan portfolio using funds borrowed under the OFS Capital WM Credit Facility. While investors in OFS Capital benefit from the loan assets sold to OFS Capital WM by virtue of our ownership of 100% of the equity interests in OFS Capital WM, they are also exposed to the risks associated with those assets. For example, the lender has a first lien on the loan assets sold to OFS Capital WM and will have a superior claim to our claim as an equityholder in any liquidation of OFS Capital WM. In addition, the lender has a first lien on our equity interests in OFS Capital WM and will have a superior claim to a claim by our investors on those equity interests in any liquidation of OFS Capital. Additionally, OFS Capital WM is serviced by an affiliate of Madison Capital (an indirect wholly-owned subsidiary of New York Life Investments), as loan manager, pursuant to the OFS Capital WM Credit Facility documentation, which prescribes the order in which payments are to be applied and contains other contractual restrictions. Accordingly, our success depends, to a certain degree, on the administration of OFS Capital WM’s portfolio by an unaffiliated loan manager. If the loan manager is unable to generate sufficient returns to permit payments to us under the OFS Capital WM Credit Facility documentation or defaults in its obligation thereunder, we could be materially and adversely affected.

As a result of the amendments to OFS Capital WM Credit Facility in 2012, we have substantial additional input into certain key management decisions with respect to OFS Capital WM’s portfolio companies, including decisions with respect to amendments to or modifications of the investments in these entities, or noticing or waiving of defaults or accelerating portfolio loans. While the loan manager for OFS Capital WM is not required to follow our recommendations, if we make a recommendation with which the loan manager disagrees, the loan manager must at our direction commence a process to sell the applicable investment, subject to our right to control the negotiations for such sale and to suspend any such sales process.

Our financial condition and results of operation will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow will depend on our ability to manage our business. This will depend, in turn, on the ability of the Investment Committees to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon the execution by the Investment Committees to execute our investment process, their ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. OFS Advisor will have substantial responsibilities under the Investment Advisory Agreement. The OFS senior professionals and other personnel of OFS Advisor’s affiliates, including OFSC, may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients.

OFS Advisor and its affiliates manage other assets and CLO funds and may manage other entities in the future, and these other funds and entities may have similar or overlapping investment strategies. The members of the Investment Committees serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Similarly, OFS Advisor and/or its affiliates may have other clients with, similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our shareholders. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•	risk and return profile of the investment vehicles;
•	suitability/priority of a particular investment for the investment vehicles;
•	if applicable, the targeted position size of the investment for the investment vehicles;
•	level of available cash for investment with respect to the investment vehicles;
•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.

There can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

Members of the Investment Committees, OFS Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

OFS senior professionals and members of the Investment Committees may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for OFS Advisor that are not fully aligned with the interests of our shareholders.

In the course of our investing activities, we will pay management and incentive fees to OFS Advisor. The base management fee is based on our total assets (other than cash and cash equivalents and the intangible asset and goodwill resulting from the SBIC Acquisitions but including assets purchased with borrowed amounts and including assets owned by any consolidated entity). As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts and including any assets owned by any consolidated entity, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, OFS Advisor or its affiliates may from time to time have interests that differ from those of our shareholders, giving rise to a conflict.

The part of the incentive fee payable to OFS Advisor that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for OFS Advisor to the extent that it may encourage OFS Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. OFS Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because OFS Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith as described below in “Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from OFS Advisor may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, the members of our board of directors who are not independent directors have a substantial indirect pecuniary interest in OFS Advisor. The participation of OFS Advisor’s investment professionals in our valuation process, and the indirect pecuniary interest in OFS Advisor by those members of our board of directors, could result in a conflict of interest since OFS Advisor’s management fee is based, in part, on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity).

We may have additional conflicts related to other arrangements with OFS Advisor or its affiliates.

We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” See “Related Party Transactions and Certain Relationships.” In addition, we will rent office space from a subsidiary of OFSAM and pay to that subsidiary our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer and chief accounting officer. This will create conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement with OFS Advisor and the Administration Agreement with OFS Services were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to OFS Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we could choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with OFS Advisor, OFS Services and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our shareholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM or its affiliates.

We may, however, invest alongside OFSAM and its other affiliates or their respective other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside OFSAM and its other affiliates or their respective other clients as otherwise permissible under regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;
•	if applicable, the targeted position size of the investment for the investment vehicles;
•	level of available cash for investment with respect to the investment vehicles;
•	total amount of funds committed to the investment vehicles; and
•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which OFSAM and its other affiliates or a fund managed by OFSAM or its other affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of members of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser. In connection with our election to be regulated as a BDC, we will not be permitted to co-invest with other funds managed by OFSAM or one of its affiliates in certain types of negotiated investment transactions unless we receive exemptive relief from the SEC permitting us to do so. Although we may apply to the SEC for exemptive relief to permit such co-investment and liquidity transactions, subject to certain conditions, we cannot be certain that any application for such relief would be granted or what conditions would be placed on such relief.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debenture funding that may be received by an SBIC or group of SBICs under common control.

SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $225 million. A proposed bill in the U.S. House of Representatives, the Small Business Capital Access and Job Preservation Act, or House Bill 1105, would increase the total SBIC leverage capacity for affiliated SBIC funds from $225 million to $350 million. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

We cannot presently predict whether or not we will borrow the maximum permitted amount; if we reach the maximum dollar amount of SBA guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, SBIC I LP’s status as an SBIC does not automatically assure that it will receive SBA guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon whether SBIC I LP is and continues to be in compliance with SBA regulations and policies and whether funding is available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by SBIC I LP. As of March 31, 2014, SBIC I LP had a total of $26.0 million of SBA guaranteed debentures outstanding. In order to access the full $150.0 million of SBA guaranteed debentures potentially available to us under the license held by SBIC I LP, we need to fund an additional $13.6 million into SBIC I LP. There can be no assurance as to when, or whether, we will be able to invest the additional $13.6 million into SBIC I LP.

SBIC I LP is subject to SBA regulations.

Our investment strategy includes SBIC I LP, which is regulated by the SBA. On December 4, 2013, we acquired the remaining limited and general partnership interests of SBIC I LP that we did not already own, which resulted in SBIC I LP becoming our wholly-owned subsidiary.

The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of leverage commitments by the SBA and other customary procedures. Prior to becoming our wholly-owned subsidiary, SBIC I LP had received $67.3 million in SBA leverage commitments. As of March 31, 2014, SBIC I LP had leverage commitments of $61.4 million from the SBA. However, receipt of SBA-guaranteed debenture funding is subject to SBIC I LP’s compliance with SBA regulations and policies. We cannot assure shareholders that SBIC I LP will satisfy the conditions to receive such funding or that it will otherwise be able to make additional draws on its existing commitment or receive additional commitments from the SBA.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. If SBIC I LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit its ability to make new investments. The SBA, as a creditor, will have a superior claim to SBIC I LP’s assets over SBIC I LP’s limited partners and our shareholders in the event SBIC I LP is liquidated or the SBA exercises its remedies under the SBA debentures issued by SBIC I LP in the event of a default. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because of our ownership interest in SBIC I LP.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, real estate or investing in companies outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates. Compliance with SBIC requirements may cause SBIC I LP to forego attractive investment opportunities that are not permitted under SBA regulations.

SBIC I LP is subject to ongoing regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. In addition, SBIC I LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations. These requirements may make it more difficult for us to achieve our investment objective.

We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, because the management fee payable to OFS Advisor is payable based on our total assets (other than cash and cash equivalents and goodwill and intangible assets related to the SBIC Acquisitions but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), OFS Advisor will have a financial incentive to incur leverage which may not be consistent with our shareholders’ interests. In addition, our common shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to OFS Advisor.

As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on OFS Advisor’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common shareholder(1)	-20%	-12%	-3%	5%	13%

(1)	Assumes $228.0 million in investments at fair value, $129.5 million in debt outstanding, $139.2 million in net assets and an average cost of funds of 3.6%. Assumptions are based on our financial condition and our average cost of funds at March 31, 2014.

Based on our outstanding indebtedness of $129.5 million as of March 31, 2014 and the average cost of funds of 3.6% as of that date, our investment portfolio must experience an annual return of at least 2.0% to cover interest payments on the outstanding debt.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

A rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to OFS Advisor.

We may enter into reverse repurchase agreements, which are another form of leverage.

We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if we had not used such instruments.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We will compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with OFSAM and its other affiliates or accounts managed by OFSAM or one of its other affiliates. Although OFS Advisor will allocate opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our shareholders. Moreover, the performance of investments will not be known at the time of allocation.

We may suffer credit losses.

Investment in middle market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession.

We will be subject to corporate-level federal income tax if we are unable to qualify or maintain our qualification as a RIC.

We have elected to be treated as a RIC under Subchapter M of the Code, but no assurance can be given that we will be able to maintain RIC status. As a RIC, we are not required to pay corporate-level federal income taxes on our income and capital gains distributed (or deemed distributed) to our shareholders. To continue to qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to our shareholders, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders on an annual basis. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify and maintain our qualification for the tax benefits available to RICs and, thus, may be subject to corporate-level federal income tax. To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to continue to qualify, as a RIC for any reason and become subject to corporate-level federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to shareholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our shareholders. See “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company”

Our subsidiaries and portfolio companies may be unable to make distributions to us that will enable us to meet RIC requirements, which could result in the imposition of an entity-level tax.

In order for us to continue to maintain our status as a RIC and to minimize corporate-level taxes, we are required to distribute on an annual basis substantially all of our taxable income, which includes income from our subsidiaries and portfolio companies. As a substantial portion of our investments are made through OFS Capital WM or SBIC I LP, we are substantially dependent on those entities for cash distributions to enable us to maintain the RIC distribution requirements. SBIC I LP may be limited by the Small Business Investment Act of 1958 and SBA regulations governing SBICs from making certain distributions to us that may be necessary to enable us to continue to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for SBIC I LP to make certain distributions to maintain our status as a RIC and we cannot assure shareholders that the SBA will grant such waiver. Additionally, OFS Capital WM is managed by an unaffiliated loan manager pursuant to the OFS Capital WM Credit Facility documentation, which prescribes the order in which payments are to be applied and contains other contractual restrictions. Accordingly, we cannot assure shareholders that OFS Capital WM will make distributions to us. If our subsidiaries and portfolio companies are unable to make distributions to us, this may result in loss of RIC status and a consequent imposition of a corporate-level federal income tax on us.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount (“OID”). This may arise if we purchase assets at a discount, receive warrants in connection with the making of a loan or in other circumstances, or through contracted payment-in-kind (“PIK”) interest (meaning interest paid in the form of additional principal amount of the loan instead of in cash), which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to qualify for the tax benefits available to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we sell built-in-gain assets, we may be required to recognize taxable income in respect of the built-in-gain on such assets. In such a case, we would have to distribute all of our taxable gain (including the built-in-gain) in respect of such sale to avoid the imposition of entity-level tax on such gain. If we are not able to obtain such cash from other sources, we may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

We may in the future choose to pay dividends in our own stock, in which case shareholders may be required to pay tax in excess of the cash they receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our shareholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We have elected to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our shareholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure investors that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below net asset value without shareholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common shareholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

As of March 31, 2014, we had debt outstanding in the amount of $129.5 million. Our ability to incur additional debt and remain in compliance with the asset coverage test will be limited. We may seek a credit facility to finance investments and potentially for working capital requirements. There can be no assurance that we will be able to obtain such financing on favorable terms or at all, or that SBIC I LP will be able to borrow additional funds. We have received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from our definition of senior securities in our statutory 200% asset coverage ratio under the 1940 Act.

If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common shareholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in our shareholders’ best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred shareholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our shareholders, and if our shareholders approve any such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our shareholders at that time will decrease, and our shareholders might experience dilution.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

Various events could negatively impact the value of our investment in OFS Capital WM (and, as a result, a shareholder’s investment in us), including an event of default under the OFS Capital WM Credit Facility documentation and the substantive consolidation of OFS Capital WM with us.

The OFS Capital WM Credit Facility documentation contains several events of default, including breaches of representations and warranties by us, OFS Capital WM or Madison Capital (an indirect wholly-owned subsidiary of New York Life Investments) and breaches of covenants that prohibit certain actions by us, OFS Capital WM, Madison Capital or the affiliate of Madison Capital that acts as loan manager for OFS Capital WM. If an event of default were to occur, the trustee, at the request of the controlling lender, may accelerate the outstanding indebtedness under the OFS Capital WM Credit Facility and may enforce its rights in the collateral securing the facility. As we have pledged our equity interest in OFS Capital WM as security for the obligations under the OFS Capital WM Credit Facility, we may lose all or a portion of our investment in OFS Capital WM if an event of default occurs. Breaches of the OFS Capital WM Credit Facility documentation that fall short of an event of default could also negatively impact the value of our equity interest in OFS Capital WM and the value of our shareholders’ investment in OFS Capital.

Adverse developments in the credit markets may impair our ability to secure debt financing.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. As a result, it may be difficult for us to obtain desired financing to finance the growth of our investments on acceptable economic terms, or at all.

If we are unable to consummate credit facilities on commercially reasonable terms, our liquidity may be reduced significantly. If we are unable to repay amounts outstanding under any facility we may enter into and are declared in default or are unable to renew or refinance any such facility, it would limit our ability to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on the communications and information systems of OFS Advisor and its affiliates as well as third parties. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts; and
•	cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our shareholders.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to continue to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If a sufficient portion of our assets are not qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition and results of operations.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end fund, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

Many of our portfolio investments, including those of our subsidiaries, take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. Most of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification Topic 820, Fair Value Measurement and Disclosures (ASC Topic 820). This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information is result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We presently retain the services of two independent service providers to review the valuation of these securities. The types of factors that the board of directors takes into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of income as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, distributions from our subsidiaries and portfolio companies, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our, and our portfolio companies’, business, results of operations or financial condition.

We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels, including those that govern BDCs, RICs or non-depository commercial lenders. These laws and regulations, including applicable accounting standards, as well as their interpretation, may change from time to time, and new laws, regulations, accounting standards and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

We are also subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. If we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

In addition, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy, including making investments in entities such as OFS Capital WM and SBIC I LP, in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and our accounting practices described in this prospectus, and may shift our investment focus from the areas of expertise of OFS Advisor to other types of investments in which OFS Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

On July 21, 2010, the Wall Street Reform and Consumer Protection Act, or Dodd-Frank Act, was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Pending legislation may allow us to incur additional leverage.

Recently, legislation was introduced in the U.S. House of Representatives intended to revise certain regulations applicable to BDCs. The legislation provides for (i) increasing the amount of funds BDCs may borrow by reducing asset to debt limitations from 2:1 to 3:2, (ii) permitting BDCs to file registration statements with the U.S. Securities and Exchange Commission that incorporate information from already-filed reports by reference, (iii) utilizing other streamlined registration processes afforded to operating companies, and (iv) allowing BDCs to own investment adviser subsidiaries. There are no assurances as to when the legislation will be enacted by Congress, if at all, or, if enacted, what final form the legislation would take.

Loss of status as a RIC would reduce our net asset value and distributable income.

We have qualified as a RIC under the Code. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that we distribute to our shareholders, provided that we satisfy certain distribution and other requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value and the amount potentially available for distribution. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of shareholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock. See “Material U.S. Federal Income Tax Considerations — Taxation as a Registered Investment Company.”

Our board of directors may change our investment objective, operating policies and strategies without prior notice or shareholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without shareholder approval. However, absent shareholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Delaware law, we also cannot be dissolved without prior shareholder approval except by judicial action. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

OFS Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

OFS Advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If OFS Advisor resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by OFS Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

OFS Services can resign from its role as our Administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

OFS Services has the right to resign under the Administration Agreement, whether we have found a replacement or not. If OFS Services resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by OFS Services. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ended December 31, 2013, we have been required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We are required to review our internal control over financial reporting on an annual basis, and evaluate and disclose changes in our internal control over financial reporting on a quarterly and annual basis.

As a result, we expect to continue to incur additional expenses that may negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. In the event that we are unable to maintain compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

We have identified a material weakness in our internal control over financial reporting, and our business and stock price may be adversely affected if we have not adequately addressed the weakness.

As a result of our evaluation of our internal control over financial reporting for the year ended December 31, 2013, management identified a material weakness related to the appropriate accounting treatment for the SBIC Acquisitions. Specifically, the Company initially considered treating the SBIC Acquisitions as a business combination governed by ASC 805, albeit reflecting as a day one loss, rather than recording as goodwill or other intangibles, the excess purchase price over the fair value of the net identifiable assets. The Company initially believed that approach, which would constitute a departure from GAAP, might be appropriate, because the traditional business combination treatment (including recognition of goodwill) under ASC Topic 805 did not appear to appropriately reflect a business combination between two investment companies, especially in the Company’s situation, where the acquirer (OFS Capital) had already been fair valuing the assets of the acquiree (SBIC I LP) for a number of quarters. The Company ultimately decided that any departure from ASC 805 was not warranted. Future business combination transactions will be prepared in accordance with ASC 805. We believe that the audited consolidated financial statements included in this Annual Report on Form 10-K are accurate. If we cannot produce reliable financial reports, investors could lose confidence in our reported financial information, the market price of our stock could decline significantly, we may be unable to obtain additional financing to operate and expand our business, and our business and financial condition could be harmed.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

Market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

Beginning in 2007 and continuing into 2014, global financial markets and the global economy, including U.S. financial markets and the U.S. economy, have experienced periods of extreme volatility and disruption resulting in uncertainty in the financial and credit markets in general. This uncertainty in the financial and credit markets has reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular. To the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity could cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, and results of operations. Deterioration of market conditions could materially and adversely affect our business.

Our investments in leveraged portfolio companies may be risky, and investors could lose all or part of their investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. In addition, our mezzanine loans are generally subordinated to senior loans and are generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Investing in our securities may involve an above-average degree of risk.

Historically, the bulk of our investment portfolio consisted of senior secured loans to middle-market companies in the United States. We have expanded into additional asset classes, including investments in unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities, which may result in a higher amount of risk than alternative investments, volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Our investments in private and middle-market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of OFS Advisor’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and OFS Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We will at times take a security interest in the available assets of our portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their shareholders. There is a risk that the collateral securing these types of loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Additionally, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for these types of loans. Moreover, in the case of certain of our investments, we do not have a first lien position on the collateral. Consequently, the fact that a loan may be secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The lack of liquidity in our investments may adversely affect our business.

All of our assets are presently invested in illiquid securities, and a substantial portion of our investments in leveraged companies is subject to legal and other restrictions on resale or is otherwise less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, OFS Advisor, OFSAM or any of its other affiliates have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of a portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;
•	the markets in which the portfolio company does business; and
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.

We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we will not be limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified management investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Although we believe our portfolio is well-diversified across companies and industries, our portfolio is and may in the future be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Although we generally do not expect to make investments in companies or securities that OFS Advisor determines to be distressed investments, we may hold debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings or experience similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by OFS Advisor’s allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We generally do not hold controlling equity positions in our portfolio companies. As a result of not holding controlling equity interests in our portfolio companies, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or shareholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments. As a result of the WM 2012 Credit Facility Amendments, as defined below, see “The Company — Our Investment in OFS Capital WM,” we have substantial additional input into certain key management decisions with respect to OFS Capital WM’s portfolio companies, including decisions with respect to amendments to or modifications of the investments in these entities, or noticing or waiving of defaults or accelerating portfolio loans. While the loan manager for

OFS Capital WM is not required to follow our recommendations, if we make a recommendation with which the loan manager disagrees, the loan manager must at our direction commence a process to sell the applicable investment, subject to our right to control the negotiations for such sale and to suspend any such sales process.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We have invested a substantial portion of our capital in senior secured, unitranche, second-lien and mezzanine loans issued by our portfolio companies. The portfolio companies may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, would only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Our base management fee may induce OFS Advisor to cause us to incur leverage.

Our base management fee is payable based upon our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity. This fee structure may encourage OFS Advisor to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor holders of our common stock, including investors in the common stock offered by this Registration Statement. Given the subjective nature of the investment decisions made by OFS Advisor on our behalf, our board of directors may not be able to monitor this potential conflict of interest effectively.

Our incentive fee may induce OFS Advisor to make certain investments, including speculative investments.

The incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to OFS Advisor is determined may encourage OFS Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor our shareholders.

OFS Advisor receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, OFS Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to OFS Advisor with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our shareholders will bear his or her share of the management and incentive fee of OFS Advisor as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest. For example, by virtue of our investment in OFS Capital WM, our shareholders indirectly incur management fees payable to the loan manager of the OFS Capital WM portfolio.

Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, OFS Advisor will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow OFS Advisor’s advice or recommendations. Under the terms of the Investment Advisory Agreement, OFS Advisor and its and its affiliates’ respective officers, directors, members, managers, shareholders and employees will not be liable to us, any subsidiary of ours, our directors, our shareholders or any subsidiary’s shareholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify OFS Advisor and its and its affiliates’ respective officers, directors, members, managers, shareholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead OFS Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.

The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate investments in securities of non-U.S. companies. We expect that these investments would focus on the same junior debt securities investments that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks, including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.

Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our shareholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.

When we invest in senior secured, unitranche, second-lien and mezzanine loans, we may acquire warrants or other equity securities of portfolio companies as well. We also invest in equity securities directly. To the extent we hold equity investments, except as described below, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. In the case of OFS Capital WM and SBIC I LP, our wholly-owned subsidiaries, we will not receive direct benefits from the sale of assets in their portfolios. Rather, our return on our investment in such assets will depend on the ability of OFS Capital WM’s and SBIC I LP’s portfolios to generate cash flow in excess of payments required, as appropriate, to be made to other parties under the terms of the OFS Capital WM Credit Facility documentation or the SBA debentures, and distribution of the excess to us.

Risks Related to Our Securities

There is a risk that shareholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We have made distributions on a quarterly basis to our shareholders out of assets legally available for distribution. We cannot assure shareholders that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this Registration Statement. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions.

The market price of our common stock may fluctuate significantly.

As with any stock, the market price of our common stock will fluctuate with market conditions and other factors. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;
•	exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock.
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, SBICs or BDCs;
•	loss of RIC or BDC status;
•	failure of SBIC I LP to maintain its status as an SBIC;
•	changes or perceived changes in earnings or variations in operating results;
•	changes or perceived changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of OFS Advisor’s, OFSC’s or any of their affiliates’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

The shares of our common stock beneficially owned by our principal shareholders are generally available for resale, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our articles of incorporation dividing our board of directors into three classes with the term of one class expiring at each annual meeting of shareholders. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our shareholders and our independent directors. Shares of BDCs, including shares of our common stock, have traded at discounts to their net asset values. As of March 31, 2014, our net asset value per share was $14.45. The daily average closing price of our shares on the NASDAQ Global Select Market for the three months ended March 31, 2014 was $12.75. If our common stock trades below net asset value, the higher the cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;
•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;
•	the relative and absolute investment performance and operations of our investment adviser;
•	the impact of increased competition;
•	the impact of future acquisitions and divestitures;
•	the unfavorable resolution of legal proceedings;
•	our business prospects and the prospects of our portfolio companies;
•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;
•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or OFS Advisors;
•	the ability of OFS Advisors to identify suitable investments for us and to monitor and administer our investments;
•	our contractual arrangements and relationships with third parties;
•	any future financings by us;
•	the ability of OFS Advisors to attract and retain highly talented professionals;
•	fluctuations in foreign currency exchange rates; and
•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities, repayment of any outstanding indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years, depending on the availability of attractive opportunities and market conditions. However, there can be no assurance that we will be able to achieve this goal.

Pending such uses and investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock, traded on the NASDAQ Global Select Market under the symbol “OFS,” began trading on November 8, 2012. The following table sets forth the range of high and low closing sales prices of our common stock as reported on the NASDAQ Global Market, the sales price as a percentage of net asset value and the distributions declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

			Closing Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Cash Distributions per Share
	NAV(1)		High	Low
Fiscal 2014
Second Quarter (through June 9, 2014)	$	*	12.94	12.30	*	*	0.34
First Quarter		14.45	13.37	11.92	(7.5)%	(17.5)%	0.34
Fiscal 2013
Fourth Quarter		14.58	12.95	11.59	(11.2)%	(20.5)%	0.34
Third Quarter		14.46	12.66	11.66	(12.4)%	(19.4)%	0.34
Second Quarter		14.76	14.54	11.18	(1.5)%	(24.3)%	0.34
First Quarter		14.76	14.54	13.87	(1.5)%	(6.0)%	0.34
Fiscal 2012
Fourth Quarter		14.80	14.37	12.88	(2.9)%	(13.0)%	0.17

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by NAV.
*	NAV for this period has not been determined.

The last reported price for our common stock on June 9, 2014 was $12.82 per share. We were added to the NASDAQ Global Select Market beginning January 2, 2014. As of June 9, 2014, there were two holders of record of the common stock, one of which was OFSAM. The other holder of record does not identify shareholders for whom shares are held beneficially in “nominee” or “street name.”

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Distributions

We are taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally result in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees.

Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense.

Our board of directors will maintain a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90 – 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend, or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

The following table summarizes our distributions declared and paid on all shares to date (amount in thousands except per share data):

Date Declared	Record Date	Payment Date	Amount Per Share	Total Amount
Fiscal 2014
May 7, 2014	June 16, 2014	June 30, 2014	$0.34	$3,275
January 21, 2014	January 31, 2014	February 14, 2014	$0.34	$3,274
Fiscal 2013
September 25, 2013	October 17, 2013	October 31, 2013	$0.34	$3,273
June 25, 2013	July 17, 2013	July 31, 2013	0.34	3,272
March 26, 2013	April 17, 2013	April 30, 2013	0.34	3,269
Fiscal 2012
November 26, 2012(1)	January 17, 2013	January 31, 2013	$0.17	$1,628

(1)	Represents the dividend declared in the specified quarter, which, if prorated for the number of days remaining in the fourth quarter after our IPO in November 2012, would be $0.34 per share.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions at a particular level.

Distributions in excess of our current and accumulated earnings and profits generally are treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions are treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year; therefore, a determination made on a quarterly basis may not be representative of the tax attributes of our annual distributions to shareholders. For the distribution paid during the three months ended March 31, 2014, out of the approximately $3.3 million in distribution, approximately 56% represented a return of capital and 44% represented ordinary income.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus, which is a nontaxable distribution) is mailed to our U.S. shareholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our shareholders.

We maintain an “opt-out” dividend reinvestment plan for our common shareholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the shareholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

We are an externally managed, closed-end, non-diversified management investment company. Our investment objective is to provide our shareholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million.

As of March 31, 2014, our investment portfolio consisted of outstanding loans of approximately $226.9 million in aggregate principal amount in 56 portfolio companies, of which $52.3 million in aggregate principal amount was held by SBIC I LP, our wholly-owned SBIC subsidiary, in nine portfolio companies. As of that date, 92% of our investment portfolio was comprised of senior secured loans, 4% of subordinated loans and 4% of equity investments, at fair value.

Our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second lien and unitranch loans, as well as subordinated loans and, to a lesser extent, warrants and other minority equity securities, we also may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the Investment Company Act of 1940, as amended, or the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.

Our investment strategy includes SBIC I LP, which received an SBIC license from the SBA in May 2012. On December 4, 2013, we received approval from the SBA to acquire all of the limited partnership interests in SBIC I LP and all of the ownership interests of its general partner, SBIC I GP, that were owned or subscribed for by other persons. We acquired the interests on December 4, 2013, which resulted in SBIC I LP becoming a wholly-owned subsidiary. The transaction was finalized in January 2014. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA.

On November 26, 2013, we received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act, allowing for greater capital deployment.

Our investment activities are managed by OFS Advisor, and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the Investment Advisory Agreement, we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), adjusted for any share issuance or repurchases during the quarter, as well as an incentive fee based on our investment performance. We have also entered into an administration agreement with OFS Services, our Administrator. Under our Administration

Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to 50% of our asset base). We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.

We have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. To qualify as a RIC, we must, among other things, meet certain source-of-income and assets diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income we distribute to our shareholders.

Recent Developments and Other Factors Affecting Comparability

Transactions with SBIC I LP prior to our IPO.  Prior to May 10, 2012, we were deemed to be the primary beneficiary of SBIC I LP and, therefore, in accordance with Accounting Standards Codification Topic 810, or ASC Topic 810, the financial statements of SBIC I LP were consolidated with ours. On May 10, 2012, as a result of SBIC I LP’s receipt of an SBIC license, we became a 68.4% limited partner in SBIC I LP and were deemed, under the applicable accounting literature, to continue to hold a controlling financial interest in SBIC I LP, as described more fully in our consolidated financial statements. Accordingly, we continued to consolidate the financial statements of SBIC I LP with ours at June 30, 2012. On July 27, 2012, however, SBIC I LP repaid its loans together with accrued interest due to us in an aggregate amount of approximately $16.6 million, and the three investment professionals of SBIC I GP resigned from our affiliated entity. As a result, effective as of July 27, 2012, we deconsolidated SBIC I LP’s financial statements from our own, and accounted for our investment in SBIC I LP under the equity method of accounting (“Tamarix Deconsolidation”). From November 8, 2012, upon the completion of our IPO, until our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP on December 4, 2013, we accounted for our equity investment in SBIC I LP at fair value.

Acquisition of SBIC I LP & SBIC I GP Interests.  On December 4, 2013, we purchased the remaining limited partnership interests in SBIC I LP (the “Tamarix LP Acquisition”), making SBIC I LP a wholly owned subsidiary of OFS Capital. On December 4, 2013, OFS Capital also acquired all of the remaining membership interests in SBIC I GP (the “Tamarix GP Acquisition”). The Tamarix LP Acquisition and Tamarix GP Acquisition are referred to collectively as the “SBIC Acquisitions” (see Note 3 of our March 31, 2014 unaudited consolidated financial statements contained elsewhere in this prospectus for more details). The transaction was finalized in January 2014. Upon the SBIC Acquisitions, on December 4, 2013, we again consolidated the financial statements of both SBIC I LP and SBIC I GP into our financial statements.

2013 and 2014 OFS Capital WM Credit Facility Amendments.  On January 22, 2013, the OFS Capital WM Credit Facility, which is defined under the Financial Condition, Liquidity and Capital Resources section below, was amended, pursuant to which the Class B Facility, which had no outstanding borrowings, was terminated. As a result, the OFS Capital WM Credit Facility commitment was reduced from $180 million to $135 million.

On November 22, 2013, the OFS Capital WM Credit Facility was further amended. Pursuant to the amendment, (1) the Class A loans with Wells Fargo were extended to December 31, 2018; (2) the reinvestment period for the Wells Fargo loan was extended to December 31, 2015; (3) the accrued interest rate on outstanding Class A loans was amended to LIBOR plus 2.50% per annum, and (4) the advance rate on borrowing was increased from 65% to 70%. In connection with the amendment, OFS Capital WM incurred financing costs of approximately $1.2 million.

On January 17, 2014, the OFS Capital WM Credit Facility was amended again, pursuant to which the calculation of the borrowing base was adjusted and the minimum equity requirement was lowered from $65 million to $50 million, resulting in additional liquidity for the Company. No financing costs were incurred in connection with this amendment.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies:

Valuation of Portfolio Investments.

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Our investments are carried at fair value in accordance with the 1940 Act and ASC Topic 820. At March 31, 2014, approximately 84% of our total assets represented investments in portfolio companies that are valued at fair value by our board of directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Our debt and equity securities are primarily comprised of investments in middle market companies whose securities are not publicly traded. Our investments in these portfolio companies are generally considered Level 3 assets under ASC Topic 820 because the inputs used to value the investments are generally unobservable. As such, we value substantially all of our investments at fair value as determined in good faith by our board of directors pursuant to a consistent valuation policy in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our policies relating to the valuation of our portfolio investments are as follows:

Investments for which sufficient market quotations are readily available are valued at such market quotations. We may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. There is not a readily available market value for many of our investments; those debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the board of directors. We value such investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Our valuation of each of our assets for which sufficient market quotations are not readily available is reviewed by one or more independent third-party valuation firms at least once every 12 months.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which sufficient market quotations are not readily available or for which no or an insufficient number of indicative prices from pricing services or brokers or dealers have been received, our board of directors undertakes, on a quarterly basis, unless otherwise noted, a multi-step valuation process, as described below:

•	For each debt investment, a basic credit rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by the Advisor Investment Committee. This process establishes base information for the quarterly valuation process.
•	Each portfolio company or investment is valued by an investment professional.
•	Preliminary valuation conclusions are then documented and discussed with individual members of the Advisor Investment Committee.
•	The preliminary valuations will then be submitted to the Advisor Investment Committee for ratification.
•	Third-party valuation firm(s) are engaged to provide valuation services as requested, by reviewing the preliminary valuations of the Advisor Investment Committee. The Advisor Investment Committee’s preliminary fair value conclusions on each of our assets, for which sufficient market quotations are not readily available are reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by our board of directors or required by our valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation methods based on the discretion of our board of directors.
•	Our board of directors will discuss valuations and determine the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor and, where appropriate, the respective independent valuation firms.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Revenue Recognition.  Our revenue recognition policies are as follows:

Investments and Related Investment Income:  Investments are recorded at fair value. Our board of directors determines the fair value of its portfolio investments. Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. We accrue interest income until certain events take place that may place a loan into a non-accrual status. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, OID, market discount or premium, and loan amendment fees (collectively, “net loan origination fee income”) are capitalized, and we accrete or amortize such amounts over the life of the loan as interest income. All other income is recorded into income when earned. Further, in connection with our debt investments, we will sometimes receive warrants or similar no-cost equity-related securities (“Warrants”). We determine the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as OID, and accreted into interest income over the life of the debt security. Dividend income is recorded at the time dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. Distribution of earnings from portfolio companies are evaluated to determine if the distribution is income or return of capital.

For investments with contractual paid-in-kind, or PIK interest which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity (or at some other stipulated date), we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net changes in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

Non-accrual.  Loans on which the accrual of interest income has been discontinued are designated as non-accrual loans, and non-accrual loans are further designated to be accounted for under either a non-accrual cash method or a non-accrual cost recovery method. Loans are generally placed on non-accrual when a loan either: (i) is delinquent for 90 days or more on principal or interest based on contractual terms of the loan (unless well secured and in the process of collection), or (ii) in the opinion of our management, there is reasonable doubt about the collectability. When loans are placed on non-accrual status, all interest previously accrued but not collected is reversed against current period interest income. Interest payments received on non-accrual loans may be recognized as income or applied to principal, depending upon management’s judgment. Interest accruals are resumed on non-accrual loans only when they are brought current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to all principal and interest.

Principles of consolidation.

Our March 31, 2014 and December 31, 2013 consolidated financial statements include the accounts of OFS Capital and our wholly owned subsidiaries, OFS Capital WM, OFS Funding, LLC, SBIC I LP and SBIC I GP. We consolidate an affiliated subsidiary if we own more than 50 percent of the subsidiary’s equity and hold the controlling financial interest in such subsidiary. We also consolidate a variable interest entity (“VIE”) if we are the primary beneficiary in the VIE. Effective July 27, 2012, we deconsolidated the financial statements of SBIC I LP from our own. Effective December 4, 2013, we consolidated the financial statements of SBIC I LP and SBIC I GP into our own. See Note 3 to our March 31, 2014 unaudited consolidated financial statements as well as Note 3 and Note 4 to our December 31, 2013 consolidated financial statements contained elsewhere in this prospectus for more detailed information.

Portfolio Composition and Investment Activity

Portfolio Composition

The total fair value of our investments was approximately $228.0 million at March 31, 2014 and approximately $237.9 million at December 31, 2013. Our investment portfolio consisted of outstanding loans to 56 portfolio companies, totaling approximately $226.9 million in aggregate principal amount (including SBIC I LP’s $52.3 million in loans to nine portfolio companies), of which 96% were senior secured loans and 4% were subordinated loans, as well as SBIC I LP’s approximately $8.1 million in equity investments, at fair value, in eight portfolio companies in which it also holds debt investments. Our investment portfolio encompassed a broad range of geographical regions and industries. As of March 31, 2014, we had unfunded commitments of $4.8 million for three portfolio companies, including $3.3 million for two portfolio companies of SBIC I LP. Set forth in the tables and charts below is selected information with respect to our portfolio as of March 31, 2014.

The following table summarizes the composition of our investment portfolio.

	As of March 31, 2014
	Commitment	Outstanding
	(Dollar amounts in thousands)
Senior secured term loan	$221,258	$218,008
Subordinated term loan	8,859	8,859
Senior secured revolver	1,500	—
Equity investments (at fair value)	8,108	8,108
	$239,725	$234,975
Total # of Obligors	56	56

The following chart provides a regional breakdown of our investment portfolio as of March 31, 2014.

Our investment portfolio’s three largest industries are Healthcare & Pharmaceuticals, Services: Business, and Banking, Finance, Insurance & Real Estate, totaling approximately 50% of the investment portfolio. The following table summarizes our investment portfolio by industry as of March 31, 2014.

	As of March 31, 2014
Industry	Commitment	Percent
	(Dollar amounts in thousands)
Aerospace & Defense	$15,979	6.7%
Automotive	7,152	3.0
Banking, Finance, Insurance & Real Estate	28,971	12.1
Capital Equipment	7,998	3.3
Chemicals, Plastics & Rubber	19,556	8.1
Construction & Building	1,799	0.8
Consumer goods: Non-durable	7,701	3.2
Containers, Packaging & Glass	4,204	1.7
Energy: Oil & Gas	7,139	3.0
Environmental Industries	7,858	3.3
Healthcare & Pharmaceuticals	55,208	23.0
High Tech Industries	7,973	3.3
Media: Advertising, Printing & Publishing	10,701	4.5
Media: Broadcasting & Subscription	4,216	1.8
Retail	4,019	1.7
Services: Business	35,411	14.8
Services: Consumer	6,304	2.6
Telecommunications	7,536	3.1
	$239,725	100.0%

The following table summarizes our debt investment portfolio by size of exposure.

	As of March 31, 2014
Debt Investment Size (in millions)	Commitment	Number
	(Dollar amounts in thousands)
$0 – $3	$34,111	13
$3 – $4	48,993	14
$4 – $5	108,765	24
$5 – $10	27,483	4
> $10	12,265	1
	$231,617	56

The following chart provides a breakdown of our debt investment portfolio by investment size as of March 31, 2014.

The following chart provides a breakdown of our debt investment portfolio by yield as of March 31, 2014.

Investment Activity

For the three months ended March 31, 2014, we closed one new debt investment with a face value of $3.0 million and made an add-on investment of approximately $0.8 million in an existing portfolio company. In addition, for the three months ended March 31, 2014, we participated in refinancing transactions with two existing portfolio companies totaling approximately $5.1 million. For the three months ended March 31, 2014, we received approximately $19.9 million in proceeds from principal payments on debt investments, and approximately $4.5 million in proceeds from a debt investment we sold in December 2013.

For the year ended December 31, 2013, we closed debt investments with eight companies with an aggregate face value of approximately $41.2 million and made equity investments totaling approximately $2.5 million in one portfolio company. Prior to the December 4, 2013 SBIC Acquisitions, SBIC I LP closed nine investments with five portfolio companies during the period January 1, 2013 through December 4, 2013. SBIC I LP’s nine new investments during that period consisted of four debt investments with total principal balance of $19.4 million and unfunded commitments of $3.3 million as well as five equity investments purchased for a total of $0.9 million. For the year ended December 31, 2013, we received approximately $63.1 million in proceeds from principal payments on debt investments and sold three debt investments for approximately $13.9 million, of which approximately $4.5 million was settled in January 2014.

Portfolio Credit Ratings

We categorize debt investments into seven risk categories based on relevant information about the ability of borrowers to service their debt.

1 (Low Risk) — A risk rated 1, or Low Risk, credit is a credit that has most satisfactory asset quality and liquidity, as well as good leverage capacity. It maintains predictable and strong cash flows from operations. The trends and outlook for the credit’s operations, balance sheet, and industry are neutral to favorable. Collateral, if appropriate, has maintained value and would be capable of being liquidated on a timely basis. Overall, a 1 rated credit would be considered to be of investment grade quality.

2 (Below Average Risk) — A risk rated 2, or Below Average Risk, credit is a credit that has acceptable asset quality, moderate excess liquidity, and modest leverage capacity. It could have some financial/non-financial weaknesses that are offset by strengths; however, the credit demonstrates an ample current cash flow from operations. The trends and outlook for the credit’s operations, balance sheet, and industry are generally positive or neutral to somewhat negative. Collateral, if appropriate, has maintained value and would be capable of being liquidated successfully on a timely basis.

3 (Average) — A risk rated 3, or Average, credit is a credit that has acceptable asset quality, somewhat strained liquidity, and minimal leverage capacity. It is at times characterized by just acceptable cash flows from operations. Under adverse market conditions, carrying the current debt service could pose difficulties for the borrower. The trends and conditions of the credit’s operations and balance sheet are neutral to slightly negative.

4 (Special Mention) — A risk rated 4, or Special Mention, credit is a credit with no apparent loss of principal or interest envisioned. Nonetheless, it possesses credit deficiencies or potential weaknesses that deserve management’s close and continued attention. The credit’s operations and/or balance sheet have demonstrated an adverse trend or deterioration that, while serious, has not reached the point where the liquidation of debt is jeopardized. These weaknesses are generally considered correctable by the borrower in the normal course of business but may, if not checked or corrected, weaken the asset or inadequately protect our credit position.

5 (Substandard) — A risk rated 5, or Substandard, credit is a credit inadequately protected by the current enterprise value or paying capacity of the obligor or of the collateral, if any. These credits have well-defined weaknesses based upon objective evidence, such as recurring or significant decreases in revenues and cash flows. These assets are characterized by the possibility that we may sustain loss if the deficiencies are not corrected. The possibility that liquidation would not be timely (e.g. bankruptcy or foreclosure) requires a Substandard classification even if there is little likelihood of loss.

6 (Doubtful) — A risk rated 6, or Doubtful, credit is a credit with all the weaknesses inherent in those classified as Substandard, with the additional factor that the weaknesses are pronounced to the point that collection or liquidation in full, on the basis of currently existing facts, conditions and values is deemed uncertain. The possibility of loss on a Doubtful asset is high but, because of certain important and reasonably specific pending factors that may strengthen the asset, its classification as an estimated loss is deferred until its more exact status can be determined.

7 (Loss) — A risk rated 7, or Loss, credit is a credit considered almost fully uncollectible and of such little value that its continuance as an asset is not warranted. It is generally a credit that is no longer supported by an operating company, a credit where the majority of our assets have been liquidated or sold and a few assets remain to be sold over many months or even years, or a credit where the remaining collections are expected to be minimal.

The following table shows the classification of our debt investments portfolio by credit rating as of March 31, 2014 and December 31, 2013:

	March 31, 2014		December 31, 2013
Credit Rating	Debt Investments, at Fair Value	% of Debt Investments	Debt Investments, at Fair Value	% of Debt Investments
	(Dollar amounts in thousands)
1	$—	0.0%	$—	0.0%
2	—	0.0%	—	0.0%
3	194,085	88.3%	204,273	88.6%
4	18,314	8.3%	17,384	7.5%
5	6,446	2.9%	7,846	3.4%
6	1,049	0.5%	1,051	0.5%
7	—	0.0%	—	0.0%
	$219,894	100.0%	$230,554	100.0%

The following table shows the cost and fair value of our portfolio of investments by asset class as of March 31, 2014 and December 31, 2013.

	As of March 31, 2014		As of December 31, 2013
	Cost	Fair Value	Cost	Fair Value
	(Dollar amounts in thousands)
Senior Secured
Performing	$211,948	$209,813	$222,564	$220,495
Non-Accrual	3,988	1,049	3,988	1,051
Subordinated
Performing	9,057	9,032	9,009	9,008
Non-Accrual	—	—	—	—
Equity Investments	7,862	8,108	7,862	7,365
Total	$232,855	$228,002	$243,423	$237,919

As of March 31, 2014, the weighted average yield to fair value of our debt investments was approximately 8.35%. Throughout this document, the weighted average yield on debt investments at fair value is computed as (a) total annual stated interest on accruing loans plus the annualized amortization of deferred loan origination fees and accretion of OID divided by (b) total debt investments at fair value. The weighted average yield on debt investments at fair value is computed as of the balance sheet date and excludes assets on non-accrual status as of such date.

As of March 31, 2014, floating rate loans comprised 84% of our debt investment portfolio and fixed rate loans comprised 16% of our debt investment portfolio, as a percent of fair value.

Our level of investment activity may vary substantially from period to period depending on various factors, including, but not limited to, the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

Results of Operations

Key Financial Measures

The following is a discussion of the key financial measures that management employs in reviewing the performance of our operations.

Revenues.  We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, from our investment securities in portfolio companies. Our debt investments typically have a term of three to eight years and bear interest at fixed and floating rates. As of March 31, 2014, floating rate and fixed rate loans comprised 84% and 16%, respectively, of our current debt investment portfolio; however, in accordance with our investment strategy, we expect that over time the proportion of fixed rate loans will increase. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we anticipate receiving repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. On occasion, our portfolio activity may also reflect the proceeds of sales of securities. In some cases, our investments will provide for deferred interest payments or PIK interest (meaning interest paid in the form of additional principal amount of the loan instead of in cash). In addition, we may generate revenue in the form of commitment, origination and sourcing, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, OID, market discount or premium, and loan amendment fees are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. When we receive principal payments on a loan in an amount that exceeds its carrying value, we will also record the excess principal payment as income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses.  Our primary operating expenses include interest expense due under our outstanding borrowings (both the OFS Capital WM Credit Facility and the SBA debentures), the payment of fees to OFS Advisor under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We will bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly or on our behalf by a third party, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;
•	transfer agent and custodial fees;
•	out-of-pocket fees and expenses associated with marketing efforts;
•	federal and state registration fees and any stock exchange listing fees;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;
•	direct costs, such as printing, mailing and long-distance telephone;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•	other expenses incurred by either OFS Services or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review and approval of our board of directors) of overhead.

We do not believe that our historical operating performance is necessarily indicative of our future results of operations that we expect to report in future periods. We are primarily focused on investments in middle-market companies in the United States, including investments in senior secured and subordinated loans and, to a lesser extent, warrants and other minority equity securities, which differs to some degree from our historical investment concentration, in senior secured loans to middle-market companies in the United States. Moreover, as a BDC and a RIC, we will also be subject to certain constraints on our operations, including, but not limited to, limitations imposed by the 1940 Act and the Code. In addition, SBIC I LP is subject to regulation and oversight by the SBA. For the reasons described above, the results of operations described below may not necessarily be indicative of the results we expect to report in future periods.

Comparison of the three month periods ended March 31, 2014 (unaudited) and March 31, 2013 (unaudited)

Consolidated operating results for the three month periods ended March 31, 2014 and March 31, 2013, are as follows:

	Three Months Ended March 31
	2014	2013
	(Amounts in thousands)
Total investment income	$5,012	$4,365
Total expenses	3,612	2,923
Net investment income	1,400	1,442
Net realized and unrealized gain on investments	651	1,429
Net increase in net assets resulting from operations	$2,051	$2,871

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net income may not be meaningful.

Investment Income

	Three Months Ended March 31
	2014	2013
	(Amounts in thousands)
Interest income
Non-control/non-affiliate investments	$3,786	$4,365
Affiliate investments	827	—
Control investment	302	—
Total interest income	4,915	4,365
Dividend and fee income
Non-control/non-affiliate investments	8	—
Affiliate investments	64	—
Control investment	25	—
Total dividend and fee income	97	—
Total investment income	$5,012	$4,365

Total investment income increased by approximately $0.6 million, or 15%, for the three months ended March 31, 2014 as compared to the three months ended March 31, 2013. The $0.6 million increase in total investment income was primarily due to the increase in interest income, which was attributable to the higher yielding debt investments held by SBIC I LP, as a result of our consolidation of SBIC I LP upon closing of the SBIC Acquisitions on December 4, 2013. SBIC I LP holds all of our affiliate investments and our only control investment. In addition, during the three months ended March 31, 2014, SBIC I LP generated dividend and fee income of approximately $0.1 million. While not consolidated with us during the quarter ended

March 31, 2013, SBIC I LP had interest income and dividend income of approximately $0.7 million and $30 thousand, respectively, during the quarter.

Expenses

	Three Months Ended March 31
	2014	2013
	(Amounts in thousands)
Interest expense	$991	$847
Amortization and write-off of deferred financing closing costs	150	469
Amortization of intangible asset	63	—
Management fees	1,264	807
Professional fees	454	250
Administrative fee	475	280
General and administrative expenses	215	270
Total expenses	$3,612	$2,923

Total expenses increased by approximately $0.7 million, or 24%, for the three months ended March 31, 2014 as compared to the three months ended March 31, 2013. Interest expense increased by approximately $0.1 million for the three months ended March 31, 2014, compared to the three months ended March 31, 2013, primarily due to $0.2 million of interest expense incurred on our SBA debentures (which we assumed in the December 2013 SBIC Acquisitions) for the three months ended March 31, 2014, offset by a decrease of approximately $0.1 million in interest expense on the OFS Capital WM Credit Facility for the three months ended March 31, 2014 as compared to the three months ended March 31, 2013, due to reduction in the interest rate on the facility pursuant to the November 2013 amendment to the OFS Capital WM Credit Facility). Amortization and write-off of deferred financing closing costs decreased by $0.3 million for the three months ended March 31, 2014 compared to the three months ended March 31, 2013, primarily due to the write-off of $0.3 million of deferred financing closing costs as a result of the termination of the Class B Facility in January 2013. For the three months ended March 31, 2014, we recorded $63 thousand of amortization expense of intangible asset related to the SBIC license, which intangible asset was recognized by SBIC I LP upon closing of the SBIC Acquisitions.

Management fees expense increased by approximately $0.5 million for the three months ended March 31, 2014 compared to the three months ended March 31, 2013, which was primarily attributable to a scheduled increase in OFS Advisor’s base management fee rate from 0.875% to 1.75% per annum beginning November 1, 2013 and through March 31, 2014. On May 5, 2014, we were notified by OFS Advisor that, effective as of April 1, 2014, it would reduce its base management fee by two-thirds for the balance of the 2014 fiscal year. Specifically, OFS Advisor agreed to reduce its base management fee from 0.4375% per quarter to 0.145833% per quarter for the second, third, and fourth quarters of 2014. Accordingly, the effective annual base management fee for the 2014 fiscal year will be equal to or less than 50% of the 1.75% required by our Investment Advisory Agreement with OFS Advisor, or not greater than 0.875%. OFS Advisor informed us that this reduction was being made for the benefit of our shareholders to take into account unforeseen delays in completing the SBIC Acquisitions.

Professional fees increased by approximately $0.2 million for the three month period ended March 31, 2014 compared to the three month period ended March 31, 2013, largely due to increased accounting and legal fees incurred in connection with the SBIC Acquisitions.

Administrative fee expense increased by approximately $0.2 million for the three months ended March 31, 2014 compared to the three months ended March 31, 2013, primarily due to an increase in the allocable amount of the salary and bonus of our officers and their respective staffs, which OFS Advisor passed along to us during the three months ended March 31, 2014 and 2013, respectively.

Net Realized and Unrealized Gain (Loss) on Investments

	Three Months Ended March 31
	2014	2013
	(Amounts in thousands)
Net realized gain on non-affiliate investments	$—	$5
Net change in unrealized depreciation on non-control/non-affiliate investments	926	1,173
Net change in unrealized appreciation/depreciation on affiliate investments	519	251
Net change in unrealized depreciation on control investment	(794)	—
Net realized and unrealized gain on investments	$651	$1,429

For the three months ended March 31, 2014, we recorded approximately $0.9 million of net change in unrealized depreciation on non-control/non-affiliate investments, consisting of approximately $0.2 million of net change in unrealized depreciation on non-control/non-affiliate investments held by OFS Capital WM, and approximately $0.7 million of net change in unrealized depreciation on non-control/non-affiliate investments held by SBIC I LP. In addition, for the three months ended March 31, 2014, we recorded approximately $0.5 million of net change in unrealized appreciation on affiliate investments held by SBIC I LP, as well as approximately $(0.8) million of net change in unrealized depreciation on a control investment held by SBIC I LP (Tangible Software, Inc). For the three months ended March 31, 2013, we recorded approximately $1.2 million of net change in unrealized depreciation on non-control/non-affiliate investments held by OFS Capital WM, as well as approximately $0.3 million of net change in unrealized depreciation on affiliate investment, consisting solely of our equity investment in SBIC I LP, which we accounted for at fair value at March 31, 2013.

Comparison of years ended December 31, 2013, 2012, and 2011

Consolidated operating results for the years ended December 31, 2013, 2012, and 2011 are as follows:

	2013	2012	2011
	(Amounts in thousands)
Total investment income	$17,070	$13,432	$1,772
Total expenses	11,352	9,337	2,635
Net investment income (loss)	5,718	4,095	(863)
Net realized and unrealized gain (loss) on investments	1,957	(1,214)	(156)
Total other income (loss) prior to becoming a business development company	—	3,113	(1,168)
Cumulative effect of accounting change	—	222	—
Net increase (decrease) in net assets resulting from operations	$7,675	$6,216	$(2,187)

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net income may not be meaningful.

Investment Income

	2013	2012	2011
	(Amounts in thousands)
Interest income
Non-control/non-affiliate investments	$16,613	$13,326	$1,752
Affiliate investments	211	—	—
Control investment	103	—	—
Total interest income	16,927	13,326	1,752
Dividend and fee income
Non-control/non-affiliate investments	—	106	20
Affiliate investments	136	—
Control investment	7	—	—
Total dividend and fee income	143	106	20
Total investment income	$17,070	$13,432	$1,772

Total investment income increased by approximately $3.6 million, or 27%, for the year ended December 31, 2013, as compared to the year ended December 31, 2012. The $3.6 million increase in total investment income was primarily due to a full year of interest income generated by OFS Capital WM during 2013, as compared to nine months during 2012, as a result of our consolidation of OFS Capital WM’s results of operations effective April 1, 2012.

Total investment income increased by approximately $11.7 million, or 658%, for the year ended December 31, 2012, as compared to the year ended December 31, 2011. The $11.7 million increase in total investment income was primarily due to the interest income generated by OFS Capital WM for the period April 1, 2012 through December 31, 2012, as a result of our consolidation of OFS Capital WM’s statement of operations effective April 1, 2012.

Expenses

	2013	2012	2011
	(Amounts in thousands)
Interest expense	$3,384	$4,163	$831
Amortization of deferred financing closing costs	965	472	—
Management fees	3,435	2,245	1,365
Management fees - other related parties	—	627	—
Professional fees	1,639	935	151
Administrative fee	938	110	—
General and administrative expenses	991	785	288
Total expenses	$11,352	$9,337	$2,635

Total expenses increased by approximately $2.0 million, or 22%, for the year ended December 31, 2013 as compared with the year ended December 31, 2012. Interest expense decreased by approximately $0.8 million for the year ended December 31, 2013 compared to the year ended December 31, 2012, primarily due to the decrease in the outstanding balance on the revolving lines of credit, which was partially offset by the higher interest expense we incurred for the full twelve months of the year ended December 31, 2013, compared to only nine months of interest expense in the prior period as a result of our consolidation of OFS Capital WM statement of operations effective April 1, 2012. Amortization of deferred financing costs increased by $0.5 million for the year ended December 31, 2013 compared to the year ended December 31, 2012, due to the termination of the Class B loan facility of OFS Capital WM in January 2013 and the resulting write off of $0.3 million in unamortized deferred financing costs. Management fees expense increased by approximately $1.2 million for the year ended December 31, 2013 compared to the year ended December 31, 2012, which was attributable to (1) an increase in management fee expense we incurred to our investment advisor during the year ended December 31, 2013 in the amount of $0.9 million, and (2) reflection in our Statement of Operations of a full year of management fee expense incurred by OFS Capital WM to its loan manager for 2013, compared to a reflection of only nine months of management fee expense for the period April 1, 2012 through December 31, 2012. We incurred management fees — other related parties of approximately $0.6 million during the year ended December 31, 2012, which represented management fee expense incurred by SBIC I LP to its investment manager during the year ended December 31, 2012, while it was consolidated into our financial statements through July 27, 2012. We incurred an administrative fee expense of approximately $0.9 million and $0.1 million during the year ended December 31, 2013 and the period November 8, 2012 to December 31, 2012, respectively. Professional fees and general and administrative expenses increased by approximately $0.9 million for the year ended December 31, 2013 compared to the year ended December 31, 2012, due to our increased costs as a public company, professional fees incurred in connection with the SBIC Acquisitions, and our consolidation of OFS Capital WM’s statement of operations effective April 1, 2012.

Total expense increased by approximately $6.7 million, or 254% for the year ended December 31, 2012, as compared to the year ended December 31, 2011. Interest expense increased by approximately $3.3 million for 2012 compared to 2011, primarily due to the interest expense incurred by OFS Capital WM on its credit facility in the amount of approximately $4.2 million for the period April 1, 2012 through December 31, 2012, as a result of our consolidation of OFS Capital WM’s statement of operations effective as of April 1, 2012, which was offset by $0.8 million of interest expense incurred in 2011 in respect of the payable under the securities loan agreement. The payable under the securities loan agreement represented a secured borrowing applied to the OFS Capital WM Transaction. Similar to the treatment of the interest income on loans receivable pledged to creditors, effective February 23, 2011, we derecognized the payable on our balance sheet and, accordingly, commencing February 23, 2011, we no longer recorded any interest expense in respect of the payable. Management fee expense increased by approximately $1.5 million in 2012 compared to 2011, which was primarily due to approximately $0.8 million of management fee OFS Capital WM incurred from its loan manager for the period April 1, 2012 through December 31, 2012, as well as approximately $0.6 million of management fee SBIC I LP incurred to its investment manager for the period January 1, 2012 through July 27, 2012, at which time we deconsolidated SBIC I LP. Professional fees, general and administrative expenses, and amortization of deferred financing closing costs increased by an aggregate of approximately $1.8 million in 2012 compared to 2011, due to our increased cost as a public company as well as our consolidation of OFS Capital WM’s statement of operations from April 1, 2012 through December 31, 2012.

Net Realized and Unrealized Gain (loss) on Investments

	2013	2012	2011
	(Amounts in thousands)
Net realized gain (loss) on non-control/non-affiliate investments	$87	$(1,112)	$—
Realized gain from SBIC Acquisitions	2,742	—	—
Net change in unrealized appreciation (depreciation) on non-control/non-affiliate investments	367	(61)	(156)
Net change in unrealized appreciation (depreciation) on affiliate investments	511	(41)	—
Net change in unrealized depreciation on control investment	(1,750)	—	—
Net realized and unrealized gain (loss) on investments	$1,957	$(1,214)	$(156)

For the year ended December 31, 2013, we recorded total net realized and unrealized gain on investments in the amount of approximately $2.0 million. Net realized gain on sale of debt investments was approximately $0.1 million during the year. We also recorded a realized gain in the net amount of approximately $2.7 million for the year ended December 31, 2013 as a result of the SBIC Acquisitions, which were accounted for as step acquisitions in accordance with ASC Topic 805. Under ASC Topic 805, the first step we took in accounting for the SBIC Acquisitions was to remeasure our equity interests in SBIC I LP and SBIC I GP to the SBIC Acquisitions date fair value and recognize the resulting gain or loss in earnings. Accordingly, we recorded a $2.7 million gain resulting from the remeasurement of our equity interests in SBIC I LP and SBIC I GP on the SBIC Acquisitions date. See Note 4 of our December 31, 2013 consolidated financial statements contained in this prospectus.

For the year ended December 31, 2013, we recorded total net unrealized loss on investments in the amount of approximately $0.9 million, consisting of approximately $0.4 million of net unrealized gain on non-control/non-affiliate investments (impacted significantly by $2.3 million in unrealized depreciation on the investment in Strata Pathology Services, Inc.), $0.5 million of net unrealized gain on affiliate investments, and $1.7 million in unrealized depreciation on the control investment (Tangible Software, Inc.).

For the year ended December 31, 2012, we recorded total net realized and unrealized loss on investments in the amount of approximately $1.2 million, consisting primarily of approximately $1.1 million of net realized loss on non-control/non-affiliate investments, which represented net realized loss we incurred from sales of debt investments, and $0.1 million of combined net unrealized losses on non-control/non-affiliate and affiliate investments.

Other Income (Loss) Prior to Becoming a Business Development Company

	2013	2012	2011
	(Amounts in thousands)
Loan loss recovery on loans receivable and loan receivable pledged to creditors	$—	$—	$199
Income (loss) from equity interest in OFS Capital WM	—	2,645	(638)
Income from equity interest in SBIC I LP	—	378	—
Loss on sale of loans to OFS Capital WM	—	—	(889)
Gain on payable under securities loan agreement	—	—	71
Net loss attributable to non-controlling interests	—	61	—
Other income	—	29	89
Total other income (loss) prior to becoming a business development company	$—	$3,113	$(1,168)

We generated approximately $3.1 million of total other income prior to becoming a BDC for the year ended December 31, 2012, and incurred approximately $1.2 million of total other loss prior to becoming a BDC for the year ended December 31, 2011. This increase of approximately $4.3 million, or 367%, in 2012 was primarily due to our recording of income from our equity interest in OFS Capital WM in the amount of $2.6 million for the period January 1, 2012 through March 31, 2012, prior to our consolidation of OFS Capital WM, as well as our recording of approximately $0.4 million of income from our equity interest in SBIC I LP from July 28, 2012 through November 7, 2012 (commencing July 28, 2012, we adopted the equity method of accounting to record our investment in SBIC I LP upon our deconsolidation of SBIC I LP; commencing November 8, 2012, we adopted fair value accounting to record our equity investment in SBIC I LP, as a result of our election to become a BDC). During 2011, we recorded an approximately $0.6 million loss from equity interest in OFS Capital WM, and an approximately $0.9 million loss on sale of loans to OFS Capital WM, offset by a loan loss recovery of approximately $0.2 million.

Cumulative Effect of Accounting Change

We recorded cumulative effect of accounting change in the net amount of approximately $0.2 million for the year ended December 31, 2012, consisting of approximately $0.5 million of cumulative increase to our net income as a result of SBIC I LP’s conversion to an investment company effective May 10, 2012 when it received the SBIC license, offset by approximately $0.3 million of cumulative decrease to our net income as a result of our BDC election on November 7, 2012.

Financial Condition, Liquidity and Capital Resources

Cash and Cash Equivalents

At March 31, 2014 and December 31, 2013, we had cash and cash equivalents of $37.0 million and $28.6 million, respectively. As of March 31, 2014 and December 31, 2013, $31.5 million and $21.5 million of cash and cash equivalents, respectively, were capital commitments funded by OFS Capital into SBIC I LP. During the three months ended March 31, 2014, we had net cash provided by operating activities of $17.2 million, primarily due to our $2.1 million net increase in net assets resulting from operations, net proceeds of $19.9 million we received from principal payments on our portfolio investments, as well as cash collection in January 2014 of $4.5 million from our December 2013 sale of a portfolio investment, partially offset by $8.9 million of cash we used to purchase portfolio investments. During 2013, we had net cash provided by operating activities of $29.2 million, primarily due to net proceeds of $63.1 million we received from principal payments on our portfolio investments and proceeds of $9.4 million from sales of portfolio investments, partially offset by $50.3 million in new investments. As of December 31, 2012, we had cash and cash equivalents of $8.3 million.

Net cash used in financing activities was $8.8 million for the three months ended March 31, 2014, primarily attributable to the $5.5 million of net repayments on the OFS Capital WM Credit Facility as well as $3.2 million of cash we paid in dividends and distributions. Net cash used in financing activities was $2.2 million for the year ended December 31, 2013, consisting of $10.7 million of cash dividends and distributions, and $1.2 million of financing costs we paid to amend the OFS Capital WM Credit Facility, offset by $9.7 million of net draw from the OFS Capital WM Credit Facility.

Net cash used in investing activities was $6.7 million for the year ended December 31, 2013, primarily attributable to the $8.1 million of cash we paid in connection with the SBIC Acquisitions, partially offset by our consolidation of the $1.2 million in cash and cash equivalents held by SBIC I LP upon the SBIC Acquisitions.

We intend to generate additional cash flows from our operations, distributions from equity investments, future borrowings, including borrowings by OFS Capital WM pursuant to the OFS Capital WM Credit Facility as well as by SBIC I LP under the SBA debentures, and through any future offerings of securities. Our primary uses of funds are investments in debt and equity investments, interest payments on indebtedness, payment of other expenses, and cash distributions to our shareholders.

The OFS Capital WM Credit Facility

On September 28, 2010, OFS Capital WM entered into a $180 million secured revolving credit facility (as amended from time to time) with Wells Fargo and Madison Capital, with the Class A lenders (initially Wells Fargo) providing up to $135 million in Class A loans and the Class B lenders (initially Madison Capital) providing up to $45 million in Class B loans. The OFS Capital WM Credit Facility is secured by all current and future eligible loans acquired by OFS Capital WM. The loan facilities with Wells Fargo and Madison Capital had five- and six-year terms, respectively, and both facilities provided a one-year option for extension upon the approval of the lenders. The loan facilities had a reinvestment period of two years after the closing date of the OFS Capital WM Credit Facility, which could be extended by one year with the consent of each lender. Outstanding borrowings on the loan facilities were limited to the lesser of (1) $180 million and (2) the borrowing base as defined by the OFS Capital WM Credit Facility loan documents. OFS Capital WM is obligated to pay interest on outstanding loans on each quarterly payment date. The Class B Facility was terminated in January 2013.

As of March 31, 2014, December 31, 2013, and December 31, 2012, we had $103.5 million, $109.0 million, and $99.2 million, respectively, in indebtedness outstanding under the OFS Capital WM Credit Facility.

If at any time the amount of Class A loans outstanding exceeds the borrowing base, a borrowing base deficiency will exist. In that event, OFS Capital WM will have three business days to eliminate the deficiency by, among other things, (a) depositing additional cash into the relevant collection account, (b) repaying Class A loans, or (c) pledging additional eligible loan assets. In the case of such a deficiency, we may determine it is in our best interests to make additional capital contributions to OFS Capital WM in the form of cash or additional eligible loan assets to protect the value of our equity investment in OFS Capital WM, and our additional contributions could be material.

Under the OFS Capital WM Credit Facility, MCF Capital Management, LLC, which is the loan manager and an affiliated entity of Madison Capital, charges both a senior and subordinated management fee to OFS Capital WM for its services, each at 0.25% per annum of the assigned value of the underlying portfolio investments, plus an accrued fee that is deferred until after the end of the investment period of the portfolio investments. For the three months ended March 31, 2014 and 2013, we incurred management fee expense of approximately $225 thousand and $295 thousand, respectively, to the Loan Manager. For the years ended December 31, 2013 and 2012, the Company incurred management fee expense of approximately $1.1 million and $0.8 million, respectively, to the Loan Manager.

SBA Debentures

As a result of the SBIC Acquisitions, SBIC I LP became our wholly-owned subsidiary effective December 4, 2013. SBIC I LP has an SBIC license that allows it to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to OFS Capital, and bear interest payable semi-annually, and each debenture has a maturity date that is ten years following issuance. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debt that may be issued by a single SBIC licensee is $150.0 million. An SBIC fund may borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. In connection with the SBIC Acquisitions, SBIC I LP became our wholly-owned subsidiary on December 4, 2013 and OFS Capital increased its commitments to SBIC I LP to $75.0 million. As of March 31, 2014, OFS Capital had funded $61.4 million of the $75.0 million commitment. As of March 31, 2014, SBIC I LP had leverage commitments of $61.4 million from the SBA and $26.0 million of outstanding SBA-guaranteed debentures, leaving incremental borrowing capacity of $35.4 million under present SBIC regulations. As of December 31, 2013, SBIC I LP had leverage commitments of $49.4 million from the SBA and $26.0 million of outstanding SBA-guaranteed debentures, leaving incremental borrowing capacity of $23.4 million.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, an SBIC must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative criteria to determine eligibility, which may include, among other things, the industry in which the business is engaged, the number of employees of the business, its gross sales, and the extent to which the SBIC is proposing to participate in a change of ownership of the business. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBIC I LP is periodically examined and audited by the SBA’s staff to determine its compliance with SBA regulations. If SBIC I LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit SBIC I LP’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit SBIC I LP from making new investments. In addition, SBIC I LP may also be limited in its ability to make distributions to OFS Capital if it does not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would in turn, negatively affect OFS Capital.

In order to access the full $150 million in SBA-guaranteed debentures potentially available to it under the SBIC license held by SBIC I LP, OFS Capital will need to fund an additional $13.6 million into SBIC I LP. There can be no assurance as to when, or whether, OFS Capital will be able to invest the additional $13.6 million into SBIC I LP.

Other Liquidity Matters

We expect to fund the growth of our investment portfolio utilizing the borrowings under the OFS Capital WM Credit Facility, SBA debentures, future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act. We cannot assure shareholders that our plans to raise capital will be successful. In addition, we intend to distribute to our shareholders substantially all of our taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments or make additional investments in our portfolio companies to fund our unfunded commitments to portfolio companies. The illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

In addition, as a BDC, we generally will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities (including SBIC I LP’s SBA-guaranteed debt), to total senior securities, which include all of our borrowings (excluding SBA-guaranteed debt) and any outstanding preferred stock (of which we had none at March 31, 2014), of at least 200%. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all. In November 2013, we received exemptive relief from the SEC, effective November 26, 2013. The exemptive relief allows OFS Capital to exclude SBA guaranteed indebtedness from the definition of senior securities in our statutory 200% asset coverage ratio.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. As of March 31, 2014, we had $4.8 million of total unfunded commitments to three portfolio companies. Unfunded commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on our balance sheet. In addition, as of March 31, 2014, OFS Capital had approximately $13.6 million of unfunded commitments to SBIC I LP.

Contractual Obligations

The following table shows our contractual obligations as of March 31, 2014:

	Payments due by period
Contractual Obligations(1)	Total	Less than 1 year	1 – 3 years	3 – 5 years(2)	After 5 years(2)
	(Amounts in thousands)
OFS Capital WM Credit Facility	$103,459	$—	$—	$103,459	$—
SBA Debentures	26,000	—	—	—	26,000
Total	$129,459	$—	$—	$103,459	$26,000

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The OFS Capital WM Credit Facility is scheduled to mature on December 31, 2018. The SBA debentures are scheduled to mature between September 2022 and March 2024.

We have entered into contracts with third parties under which we have material future commitments —  the Investment Advisory Agreement, pursuant to which OFS Advisor has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which OFS Services has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations.

OFS Capital subscribed for $75.0 million of total capital commitments to SBIC I LP, of which $61.4 million was funded as of March 31, 2014. As of December 31, 2013, OFS Capital had subscribed for $75.0 million of total capital commitments to SBIC I LP, of which $49.4 million was funded.

Commitments and Contingencies

At both March 31, 2014 and December 31, 2013, we had $4.8 million of total unfunded commitments to three portfolio companies. Upon completion of the SBIC Acquisitions on December 4, 2013, OFS Capital increased its commitment to SBIC I LP to $75.0 million. As of March 31, 2014, OFS Capital had funded $61.4 million of the $75.0 million commitment.

From time to time, we are involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on our financial position.

In the normal course of business, we enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. Our maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against us that have not occurred. We believe the risk of any material obligation under these indemnifications to be low.

Distributions

We are taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense.

Our board of directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount not less than 90 – 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend, or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

The following table summarizes our distributions declared and paid to date on all shares subsequent to our IPO (dollar amounts in thousands except per share data):

Date Declared	Record Date	Payment Date	Amount Per Share	Total Amount
Fiscal 2014
May 7, 2014	June 16, 2014	June 30, 2014	$0.34	$3,275
January 21, 2014	January 31, 2014	February 14, 2014	$0.34	$3,274
Fiscal 2013
September 25, 2013	October 17, 2013	October 31, 2013	$0.34	$3,273
June 25, 2013	July 17, 2013	July 31, 2013	0.34	3,272
March 26, 2013	April 17, 2013	April 30, 2013	0.34	3,269
Fiscal 2012
November 26, 2012(1)	January 17, 2013	January 31, 2013	$0.17	$1,628

(1)	Represents the distribution declared in the specified period, which, if prorated for the number of days remaining in the fourth quarter after our IPO in November 2012, would be $0.34 per share.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions at a particular level.

Distributions in excess of our current and accumulated earnings and profits generally are treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions are treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year; therefore, a determination made on a quarterly basis may not be representative of the tax attributes of our annual distributions to shareholders. For the distribution paid during the three months ended March 31, 2014, out of the approximately $3.3 million distribution, approximately 56% represented a return of capital and 44% represented ordinary income.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus, which is a nontaxable distribution) is mailed to our U.S. shareholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a taxable return of capital to our shareholders.

We maintain an “opt-out” dividend reinvestment plan for our common shareholders. As a result, if we declare a dividend, cash dividends are automatically reinvested in additional shares of our common stock unless the shareholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends.

Related Party Transactions

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with OFS Advisor and will pay OFS Advisor a management fee and incentive fee. Pursuant to the Investment Advisory Agreement with OFS Advisor and subject to the overall supervision of our board of directors and in accordance with the 1940 Act, OFS Advisor provides investment advisory services to us. For providing these services, OFS Advisor receives a fee from us consisting of two components — a base management fee and an incentive fee. From the completion of our IPO through October 31, 2013, the base management fee was calculated at an annual rate of 0.875% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. Beginning on November 1, 2013 and through March 31, 2014, pursuant to the Investment Advisory Agreement, the base management fee was calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters. OFS Advisor has elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP on December 4, 2013. The base management fee is payable quarterly in arrears.

On May 5, 2014, we were notified by OFS Advisor that, effective as of April 1, 2014, it would reduce its base management fee by two-thirds for the balance of the 2014 fiscal year. Specifically, OFS Advisor agreed to reduce its base management fee from 0.4375% per quarter to 0.145833% per quarter for the second, third, and fourth quarters of 2014. Accordingly, the effective annual base management fee for the 2014 fiscal year will be equal to or less than 50% of the 1.75% required by our Investment Advisory Agreement with OFS Advisor, or not greater than 0.875%. OFS Advisor informed us that this reduction was being made for the benefit of our shareholders to take into account unforeseen delays in completing the SBIC Acquisitions.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. “Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

Pre-incentive fee net investment income does not include any realized gains, realized losses, unrealized capital appreciation or unrealized capital depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses and unrealized capital depreciation.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for OFS Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate, and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

We pay OFS Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide OFS Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this pre-incentive fee net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and our aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment. Unrealized capital appreciation is accrued, but not paid until said appreciation is realized.

We accrue the Capital Gains Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. OFS Advisor has elected to exclude from the Capital Gains Fee calculation any incentive fee that would be owed in respect of the realized gain on step acquisition resulting from the SBIC Acquisitions.

We did not incur any incentive fee expenses for the three months ended March 31, 2014 and 2013, nor did we incur any incentive fee expenses for the years ended December 31, 2013 and 2012.

License Agreement

We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.”

Administration Agreement

Pursuant to an Administration Agreement, OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our shareholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, OFS Services would provide managerial assistance on our behalf to certain portfolio companies that accept our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and corporate secretary, and their respective staffs. The administrative fee is payable quarterly in arrears. For the three months ended March 31, 2014 and 2013, we incurred $475 thousand and $280 thousand, respectively, of administrative fees. For the years ended December 31, 2013 and 2012, we incurred $938 thousand and $110 thousand, respectively, of administrative fees.

Staffing Agreement

OFS Advisor has entered into a Staffing Agreement with OFSC which is a wholly owned subsidiary of OFSAM. Under this agreement, OFSC makes available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of the Advisor Investment Committee to serve in that capacity. OFS Advisor capitalizes on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.

OFSC also has entered into a staffing and corporate services agreement with OFS Services. Under this agreement, OFSC makes available to OFS Services experienced investment professionals and access to the administrative resources of OFSC.

Recent Developments

On April 8, 2014, our board of directors dismissed McGladrey as our independent registered public accounting firm. The decision of our board of directors to dismiss McGladrey was recommended by our audit committee. In March and April 2014, the audit committee of our board of directors conducted a review of the selection of our independent registered public accounting firm. As part of this process, we contacted four other independent registered public accounting firms and solicited input from them on their ability to provide the audit services that we require. Among other considerations, we sought detailed information about their experience auditing other business development companies that have elected to be taxed as regulated investment companies. We contacted these four other independent registered public accounting firms for the audit of our annual consolidated financial statements for the fiscal year ending December 31, 2014. As a result of this review, on April 11, 2014, we engaged BDO to serve as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2014.

On May 5, 2014, we were notified by OFS Advisor that, effective as of April 1, 2014, it would reduce its base management fee by two-thirds for the balance of the 2014 fiscal year. Specifically, OFS Advisor agreed to reduce its base management fee from 0.4375% per quarter to 0.145833% per quarter for the second, third, and fourth quarters of 2014. Accordingly, the effective annual base management fee for the 2014 fiscal year will be equal to or less than 50% of the 1.75% required by our Investment Advisory Agreement with OFS Advisor, or not greater than 0.875%. OFS Advisor informed us that this reduction was being made for the benefit of our shareholders to take into account unforeseen delays in completing the SBIC Acquisitions.

Had the 0.875% effective annual base management fee been in place as of January 1, 2014, we would have been charged a quarterly base management fee of 0.21875%, and as such, would have recorded a base management fee expense of $519 thousand during the three months ended March 31, 2014, which is $520 thousand lower than the base management fee expense of approximately $1.04 million that we actually recognized during the three months ended March 31, 2014.

For 2014, the effective annual base management fee to OFS Advisor will be 0.875% based on the average value of our total assets (other than cash, cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisitions, but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters.

On May 7, 2014, our board of directors declared a distribution of $0.34 per share for the 2014 second quarter, payable on June 30, 2014 to shareholders of record as of June 16, 2014.

Quantitative and Qualitiative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. At March 31, 2014, 84% of our debt investments bore interest at floating interest rates and 16% of our debt investments bore fixed interest rates. The interest rates on our debt investments bearing floating interest rates are usually based on a floating LIBOR, and the debt investments typically contain interest rate re-set provisions that adjust applicable interest rates to current rates on a periodic basis. All of the debt investments bearing floating interest rates in our portfolio as of March 31, 2014 had interest rate floors, which have effectively converted those debt investments to fixed rate debt investments in the current interest rate environment.

In addition, the OFS Capital WM Credit Facility has a floating interest rate provision, and we expect that other credit facilities into which we may enter in the future may have floating interest rate provisions.

Assuming that our consolidated balance sheet as of March 31, 2014 was to remain constant, and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Basis point increase(1)	Interest income	Interest expense	Net increase (decrease)
	(Amounts in thousands)
100	$169	$(1,049)	$(880)
200	1,841	(2,098)	(257)
300	3,724	(3,147)	577
400	5,607	(4,196)	1,411
500	7,490	(5,245)	2,245

(1)	A decline in interest rates would not have a material impact on our consolidated financial statements.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio, and other business developments, including borrowings under our credit facility, that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment portfolio and investment income may be affected by changes in various interest rates, including LIBOR and prime rates.

Management’s Report on Internal Control Over Financial Reporting

Our management, including our Chief Executive Officer and Chief Financial Officer, is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of our financial statements for external reporting purposes in accordance with U.S. GAAP. Internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that the transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that the receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with polices or procedures may deteriorate.

Management (with the participation of our Chief Executive Officer and Chief Financial Officer) conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control — Integrated Framework issued in 1992 by the Committee of Sponsoring Organizations of the Treadway Commission. As permitted by SEC guidance, management excluded SBIC I LP and SBIC I GP from its evaluation of internal control over financial reporting as of December 31, 2013 because the Company acquired the remaining ownership interests in these two entities during December 2013. SBIC I LP and SBIC I GP are wholly owned subsidiaries of the Company whose combined total assets and net income represented approximately 28.39% and (14.04)%, respectively, of the related consolidated financial statement amounts as of and for the year ended December 31, 2013.

A material weakness is a deficiency, or combination of control deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. As a result of our evaluation of our internal control over financial reporting for the year ended December 31, 2013, except for the exclusion of SBIC I LP and SBIC I GP, management identified a material weakness related to management’s analysis regarding the appropriate accounting treatment for the SBIC Acquisitions. The SBIC Acquisitions was a complex, non-routine transaction. The Company performed extensive accounting research and analysis regarding the appropriate accounting treatment for the SBIC Acquisitions, because ASC Topic 805 does not include a scope-out for investment company combinations. Based on its research and analysis, the Company initially considered treating the SBIC Acquisitions as a business combination governed by ASC Topic 805, albeit reflecting as a day one loss, rather than recording as goodwill or other intangibles, the excess purchase price over the fair value of the net identifiable assets. The Company believed that approach, which would constitute a departure from GAAP, might be appropriate, because the traditional business combination treatment (including recognition of goodwill) under ASC Topic 805 did not appear to appropriately reflect a business combination between two investment companies, especially in the Company’s situation, where the acquirer (OFS Capital) had already been fair valuing the underlying assets of the acquiree (SBIC I LP) for a number of quarters. The Company ultimately decided that any departure from ASC Topic 805 was not warranted.

The deficiency described above was detected while preparing the financial statements for the year ended December 31, 2013; however, the material weakness did not result in any misstatement, material or otherwise, of our consolidated financial statements, because the SBIC Acquisitions were accounted for under ASC Topic 805 in the financial statements for the year ended December 31, 2013. Because of this material weakness, management concluded that the Company did not maintain effective control over financial reporting as of December 31, 2013.

Remediation Efforts

The Company implemented the following remediation steps to address the material weakness discussed above and to improve its internal control over financial reporting:

•	Future business combination transactions will be accounted for in accordance with ASC Topic 805.

THE COMPANY

Overview

We are an externally managed, closed-end, non-diversified management investment company formed in March 2001. Our investment objective is to provide our shareholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies which may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual EBITDA between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “General — Investment Criteria/Guidelines.”

In connection with our IPO, on November 7, 2012, we converted from a limited liability company to a corporation, as a result of which the sole membership interest held by OFSAM prior to the conversion was exchanged for 2,912,024 shares of our common stock. In connection with our IPO, we elected to be treated as a BDC under the 1940 Act. On November 14, 2012, we completed our IPO selling 6,666,667 shares of our common stock at a public offering price of $15 per share, raising $100 million in gross proceeds. We incurred approximately $6.2 million of sales load and $5.8 million of offering related costs in connection with our IPO. We utilized approximately $90 million of our IPO proceeds to pay down the OFS Capital WM Credit Facility.

As of March 31, 2014, our investment portfolio consisted of outstanding loans of approximately $226.9 million in aggregate principal amount in 56 portfolio companies, of which $52.3 million in aggregate principal amount was held by SBIC I LP, our wholly-owned SBIC subsidiary, in nine portfolio companies. As of that date, 92% of our investment portfolio was comprised of senior secured loans, 4% of subordinated loans and 4% of equity investments, at fair value.

As of March 31, 2014, our net asset value was approximately $139.2 million, or approximately $14.45 per share.

While our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans as well as subordinated loans and, to a lesser extent, warrants and other minority equity securities, we also may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.

Our investment strategy includes SBIC I LP, which received an SBIC license from the SBA in May 2012. On December 4, 2013, we received approval from the SBA to acquire all of the limited partnership interests in SBIC I LP and all of the ownership interests of its general partner, SBIC I GP, that were owned or subscribed for by other persons. We acquired the interests on December 4, 2013, which resulted in SBIC I LP becoming a wholly-owned subsidiary. The transaction was finalized in January 2014. For additional information on the acquisition of SBIC I LP and SBIC I GP, see our consolidated financial statements and related notes thereto included elsewhere in this prospectus. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see “Regulation — Small Business Investment Company Regulations.”

On November 26, 2013, we received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act, allowing for greater capital deployment.

Our investment activities are managed by OFS Advisor and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the Investment Advisory Agreement, we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP on December 4, 2013. We have also entered into the Administration Agreement, with OFS Services, our Administrator. Under the Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to 50% of our asset base). We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.

We have elected to be treated for tax purposes as a RIC under the Code. To qualify as a RIC, we must, among other things, meet certain source-of-income and assets diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income we distribute to our shareholders.

Organizational Structure as of March 31, 2014

About OFS and Our Adviser

OFS (which refers to the collective activities and operations of Orchard First Source Asset Management, LLC (“OFSAM”) and its subsidiaries and certain affiliates) is an established investment platform focused on meeting the capital needs of middle-market companies. OFS is the successor to First Source Financial Inc., which was founded in 1995 as a joint venture between Dominion Capital, Inc., a wholly-owned subsidiary of Dominion and Household. Household sold its interest in First Source Financial Inc. to Dominion in 1997. In 2003, Orchard Paladin Management, LLC, our predecessor, acquired from Dominion a portfolio of performing and non-performing loans of approximately $625 million in aggregate commitment amount, plus additional investments in equity securities. Shortly thereafter, in 2004, Orchard Paladin Management, LLC acquired Dominion’s interest in First Source Financial Inc. Many of the workouts managed by our senior managers since 2003 involved loans in the portfolio acquired from Dominion and loans acquired as a result of the purchase of Dominion’s interest in First Source Financial Inc.

As of March 31, 2014, OFS had 40 full-time employees and two part-time employeess. OFS is headquartered in Chicago, Illinois and also has additional offices in New York, New York and Los Angeles, California.

Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of OFSAM, our parent company prior to the completion of our IPO, and is a registered investment adviser under the Advisers Act.

Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee. See “Management and Other Agreements — Investment Advisory Agreement” for a discussion of the base management fee and incentive fee payable by us to OFS Advisor. The base management fee is based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.

OFS Advisor has entered into a Staffing Agreement with OFSC, a wholly-owned subsidiary of OFSAM. OFSC employs all of OFS’s investment professionals. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

OFS Advisor capitalizes on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Glenn Pittson, Bilal Rashid, Jeff Cerny and Mark Hauser, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community, averaging over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have gained extensive experience investing in assets that will constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies.

In addition to their roles with OFS Advisor, Glenn Pittson and Bilal Rashid serve as our interested directors. Mr. Pittson has over 25 years of experience in corporate finance, senior and mezzanine lending, structured finance, loan workouts and loan portfolio management, having spent the majority of his career in various capacities at Canadian Imperial Bank of Commerce (“CIBC”), including as head of U.S. Credit Markets, where he was central to the development and execution of a fundamental restructuring of CIBC’s loan origination activities. During the mid-1980’s, Mr. Pittson was instrumental in establishing CIBC’s leveraged lending business. Mr. Rashid has approximately 18 years of experience in investment banking, debt capital markets and investing as it relates to corporate credit, structured credit and securitizations, including serving as a managing director in the global markets and investment banking division at Merrill Lynch. Over his career, Mr. Rashid has advised, arranged financing for and lent to several middle-market credit providers, including business development companies and their affiliates.

Among other members of OFS’s senior management team, Jeff Cerny is experienced in credit evaluation, credit monitoring, troubled credit and loan administration, and negotiation and structuring of structured funding vehicles, having previously held positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mark Hauser is experienced in the structuring of alternative asset and private equity investments, having previously held positions at Sandell Asset Management, an international multi-strategy alternative asset manager, FdG Associates, a New York-based middle-market private equity fund, and Ocean Capital Corporation, a private international investment banking firm.

Our Administrator

OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to shareholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions on a direct basis without incremental profit to OFS Services.

Market Opportunity

Our investment strategy is focused primarily on investments in middle-market companies in the United States. We find the middle-market attractive for the following reasons:

Large Target Market.  According to the U.S. Census Bureau in its 2007 economic census, the most recent economic census conducted by the U.S. Census Bureau, there were approximately 196,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with 1,200 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception, and constituted the vast bulk of our portfolio as of December 31, 2013. We believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements with High Barriers to Entry.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, there are high barriers to entry that a new lender must overcome.

Robust Demand for Debt Capital.  We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.

Competitive Strengths and Core Competencies

Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure.  We are managed by OFS Advisor, which has access through the Staffing Agreement with OFSC to the resources and expertise of OFS’s investment professionals. As of March 31, 2014, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds, including General Electric Capital Corporation, Merrill Lynch, Allied Capital Corporation, NationsBank Corp., Sanwa Business Credit Corporation, Canadian Imperial Bank of Commerce and Drexel Burnham Lambert, Inc. Moreover, OFS’s investment professionals specialize in the acquisition, origination and sourcing, underwriting and asset management of our specific targeted class of portfolio companies and have experience in investing at all levels of the capital structure. OFS’s senior managers have gained extensive workout experience during multiple business cycles. OFS’s credit and investment professionals are supported by additional administrative and back-office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. The expertise of OFS’s senior managers extends beyond just loan origination and sourcing to significant experience with distressed debt and workouts. OFS also draws upon the significant experience of Richard Ressler, the Chairman of the executive committee of OFSAM and the Chairman of OFS Advisor’s investment committee. Mr. Ressler is the founder and President of Orchard Capital, co-founder and Principal of CIM Group, Inc., a real estate investor and manager, and Chairman of j2 Global, Inc., in addition to serving on the boards of directors of various private companies. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for over 20 years. He has developed an expansive network of relationships in the sponsor group and corporate arena, which we leverage for loan origination and sourcing purposes.

Significant Investment Capacity.  Income from our investments, together with the net proceeds of equity offerings and any new debt we may incur, will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class. Additionally, as a result of our acquisition of the interests in SBIC I LP and SBIC I GP that we did not already own, we will be able to borrow additional funds through SBIC I LP and take advantage of additional investment opportunities to meet our investment objectives.

Scalable Infrastructure Supporting the Entire Investment Cycle.  We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost efficient basis within a timeframe that meets the demands of business growth). We believe that with limited incremental investment in personnel and back-office functions, our existing loan platform could accommodate operations significantly in excess of our current loan volume. Because OFS Advisor is compensated in part on a fixed percentage of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), it has an incentive to leverage that platform and put our capital to work.

Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints. The expertise of OFS’s senior managers extends beyond just loan origination and sourcing to significant experience with distressed debt and workouts, which the senior managers have managed separately or as a team through multiple business cycles. We believe that this experience enables us to prepare for possible negative contingencies in order to address them promptly should they arise.

Extensive Loan Sourcing Capabilities.  OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 19-year history as a middle-market lending platform and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment, and we have extensive relationships with potential borrowers and other lenders. Since its inception, OFS (together with its predecessor) has closed in excess of 1,900 transactions with aggregate commitments in excess of $9.4 billion. We believe that because of its relationships and its reputation in the marketplace as a source of debt capital to the middle-market, OFS receives relationship-based “early looks” at many investment opportunities, allowing it to be selective in the transactions it pursues.

Structuring with a High Level of Service and Operational Orientation.  Based on our experience in lending to and investing in middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions. We believe the broad expertise of the investment professionals of OFS Advisor enables us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. We are not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. This approach enables OFS Advisor to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

Rigorous Credit Analysis and Approval Procedures.  OFS Advisor utilizes the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using OFS’s disciplined approach to lending, OFS Advisor seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants. We expect that OFS Advisor will continue to select borrowers whose businesses will retain significant enterprise value, even in a depressed market. We use our capital resources to help our portfolio companies maintain sufficient liquidity to avoid the need for a distressed sale. While emphasizing thorough credit analysis, we maintain strong relationships with sponsors and other deal sources by offering rapid initial feedback, from the OFS Advisor Investment Committee member leading the applicable deal team, to each investment opportunity shown to us.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation by investing primarily in middle-market companies in the United States. Although we will continue to focus on investments in senior secured loans, including first lien, second lien, and unitranche loans, we have also expanded into additional asset classes in which the investment professionals of OFS Advisor have expertise, including investments in subordinated loans and, to a lesser extent, warrants and other minority equity securities. In particular, we believe that structured equity debt investments (i.e., senior secured unitranche loans, typically with warrant coverage, in companies with no financial sponsor) represent a significant growth opportunity offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might expect to receive under a traditional multi-tranche structure. We expect that our investments in the equity securities of portfolio companies, such as warrants, preferred stock, common stock and other equity interests, will principally be made in conjunction with our debt investments, and we currently anticipate that no more than 5% of our portfolio will consist of equity investments in middle-market companies that do not pay a regular dividend. Generally, we do not expect to make investments in companies or securities that OFS Advisor determines to be distressed investments (such as discounted debt instruments that have either experienced a default or have a significant potential for default), other than follow-on investments in portfolio companies of ours. We intend to continue to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries.

We target U.S. middle-market companies by utilizing our proprietary database of borrowers developed over OFS’s more than 19 years in lending to middle-market companies, as well as through OFS’s access to a network of financial institutions, private equity sponsors, investment banks, consultants and attorneys. A typical targeted borrower will exhibit certain of the following characteristics:

•	number of employees between 150 and 2,000;
•	revenues between $15 million and $300 million;
•	annual EBITDA between $3 million and $50 million;
•	generally, private companies owned by private equity firms or owners/operators;
•	enterprise value between $10 million and $500 million;

•	effective and experienced management teams;
•	defensible market share;
•	solid historical financial performance, including a steady stream of cash flow;
•	high degree of recurring revenue;
•	diversity of customers, markets, products and geography; and
•	differentiated products or services.

While we believe that the characteristics listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Due Diligence and Investment Process Overview

We employ a thorough and disciplined underwriting and due diligence process that is conducted in accordance with an established and documented credit policy and that is focused on investment recovery. Our process involves a comprehensive analysis of a prospective portfolio company’s market, operational, financial, and legal position, as well as its future prospects. In addition to our own analysis, we may use the services of third parties for environmental reviews, quality of earnings reports, industry surveys, background checks on key managers, and insurance reviews.

We seek to invest in companies that have experienced and incentivized management teams, that have stable and predictable cash flows, and that have defensible market positions. We underwrite our investments with the expectation that we will hold those investments for a number of years, and we structure and document our investments accordingly.

Our due diligence and underwriting process typically addresses the following elements (although certain elements may not be included in every due diligence undertaking):

•	Prospective Portfolio Company Characteristics: focusing on primary drivers of the company’s revenues and cash flows, including its key products and services; customer and supplier concentrations and contractual relationships; depth, breadth, and quality of company management, as well as the extent to which the management team is appropriately compensated with equity incentives; and any regulatory, labor, or litigation matters impacting the company.
•	Industry and Competitive Overview: including industry size and the company’s position within it; growth potential and barriers to entry; governmental, regulatory, or technological issues potentially affecting the industry; and cyclicality or seasonality risks associated with the industry.
•	Financial Analysis: involving an understanding of the company’s historical financial results, focusing on actual operating trends experienced over time, in order to forecast future performance, including in various sensitized performance scenarios; attention to projected cash flows, debt service coverage, and leverage multiples under such scenarios; and an assessment of enterprise valuations and debt repayment/investment recovery prospects given such sensitized performance scenarios.
•	Investment Documentation: focusing on obtaining the best legal protections available to us given our position within the capital structure, including, as appropriate, financial covenants; collateral liens and stock pledges; review of loan documents of other of the prospective portfolio company’s creditors; and negotiation of inter-creditor agreements.

Portfolio Review/Risk Monitoring

We view active portfolio monitoring as a vital part of our investment process, and we benefit from a portfolio management system developed by OFS that includes daily, weekly, monthly, and quarterly components, and that involves comprehensive review of the performance of each of our portfolio companies. As part of the portfolio management process, OFS Advisor performs ongoing risk assessment on each of our investments and assigns each debt investment a credit rating based on OFS’s internal ratings scale.

We categorize debt investments into the following risk categories based on relevant information about the ability of borrowers to service their debt:

1 (Low Risk) — A risk rated 1, or Low Risk, credit is a credit that has most satisfactory asset quality and liquidity, as well as good leverage capacity. It maintains predictable and strong cash flows from operations. The trends and outlook for the credit’s operations, balance sheet, and industry are neutral to favorable. Collateral, if appropriate, has maintained value and would be capable of being liquidated on a timely basis. Overall a 1 rated credit would be considered to be of investment grade quality.

2 (Below Average Risk) — A risk rated 2, or Below Average Risk, credit is a credit that has acceptable asset quality, moderate excess liquidity, modest leverage capacity. It could have some financial/non-financial weaknesses which are offset by strengths; however, the credit demonstrates an ample current cash flow from operations. The trends and outlook for the credit’s operations, balance sheet, and industry are generally positive or neutral to somewhat negative. Collateral, if appropriate, has maintained value and would be capable of being liquidated successfully on a timely basis.

3 (Average) — A risk rated 3, or Average, credit is a credit that has acceptable asset quality, somewhat strained liquidity, minimal leverage capacity. It is at times characterized by just acceptable cash flows from operations. Under adverse market conditions, carrying the current debt service could pose difficulties for the borrower. The trends and conditions of the credit’s operations and balance sheet are neutral to slightly negative.

4 (Special Mention) — A risk rated 4, or Special Mention, credit is a credit with no apparent loss of principal or interest envisioned. Nonetheless, it possesses credit deficiencies or potential weaknesses which deserve management’s close and continued attention. The credit’s operations and/or balance sheet have demonstrated an adverse trend or deterioration which, while serious, has not reached the point where the liquidation of debt is jeopardized. These weaknesses are generally considered correctable by the borrower in the normal course of business but may if not checked or corrected, weaken the asset or inadequately protect our credit position.

5 (Substandard) — A risk rated 5, or Substandard, credit is a credit inadequately protected by the current enterprise value or paying capacity of the obligor or of the collateral, if any. These credits have well-defined weaknesses based upon objective evidence, such as recurring or significant decreases in revenues and cash flows. These assets are characterized by the possibility that we may sustain loss if the deficiencies are not corrected. The possibility that liquidation would not be timely (e.g. bankruptcy or foreclosure) requires a Substandard classification even if there is little likelihood of loss.

6 (Doubtful) — A risk rated 6, or Doubtful, credit is a credit with all the weaknesses inherent in those classified as Substandard, with the additional factor that the weaknesses are pronounced to the point that collection or liquidation in full, on the basis of currently existing facts, conditions and values is deemed uncertain. The possibility of loss on a Doubtful asset is high but, because of certain important and reasonably specific pending factors which may strengthen the asset, its classification as an estimated loss is deferred until its more exact status can be determined.

7 (Loss) — A risk rated 7, or Loss, credit is a credit considered almost fully uncollectible and of such little value that its continuance as an asset is not warranted. It is generally a credit that is no longer supported by an operating company, a credit where the majority of our assets have been liquidated or sold and a few assets remain to be sold over many months or even years, or a credit where the remaining collections are expected to be minimal.

As of March 31, 2014, we had debt investments in 56 portfolio companies, totaling approximately $219.9 million at fair value, of which $194.1 million, $18.3 million, $6.4 million, and $1.0 million were rated 3, 4, 5, and 6, respectively.

Investment Committees

The purpose of our investment committees is to evaluate and approve our prospective investments, subject at all times to the oversight of our board of directors.

The Advisor Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Peter Fidler, Mark Hauser, Glenn Pittson, Bilal Rashid, and Peter Rothschild, is responsible for our overall asset allocation decisions, as well as approval of all of investments made by us directly or through OFS Capital WM. Certain members of the Advisor Investment Committee performs a similar role for other investments managed by OFS and its affiliates.

The investment committee for the SBIC, or the SBIC Investment Committee, which is comprised of Peter Fidler, Mark Hauser, Glenn Pittson, and Peter Rothschild, (and, together with the Advisor Investment Committee, the Investment Committees), is responsible for approval of all of investments made by SBIC I LP. Any investment decision on the part of SBIC I LP requires the unanimous approval of the SBIC Investment Committee.

The process employed by the Investment Committees is intended to bring the diverse experience and perspectives of the committees’ members to the investment process. The Investment Committees serve to provide investment consistency and adherence to our core investment philosophy and policies. The Investment Committees also determine appropriate investment sizing and implement ongoing monitoring requirements.

In certain instances, our board of directors may also determine that its approval is required prior to the making of an investment. In addition to reviewing investments, Investment Committees’ meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with members of the Investment Committees early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.

Structure of Investments

We anticipate that our loan portfolio will continue to contain investments of the following types:

First-Lien Senior Secured Loans.  First-lien senior secured loans comprise, and will continue to comprise, a significant portion of our investment portfolio. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the portfolio company borrower and, typically, first-priority pledges of the ownership interests in the borrower. Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

Senior Secured Unitranche Loans.  Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We typically structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans. This collateral takes, the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending represents a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Second-lien Senior Secured Loans.  We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company, and we may enter into an intercreditor agreement with the holders of the portfolio company’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity.

Unsecured Subordinated (“Mezzanine”) Loans.  We structure these investments as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan.

Warrants and Other Minority Equity Securities.  In some cases, we will also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with such a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

General Structuring Considerations.  We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss.
•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk;
•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances; and

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments

We pursue an investment strategy focused primarily on investments in middle-market companies in the United States. Although we continue to focus on investments in first-lien senior secured loans, we have expanded our investment activity into additional asset classes in which OFS Advisor’s investment professionals have expertise, including investments in unitranche, second-lien, and mezzanine loans and, to a lesser extent, warrants and other minority equity securities. We seek to create a diverse portfolio by making investments in the securities of middle-market companies that we expect to range generally from $3.0 million to $25.0 million each, although we expect this investment size will vary proportionately with the size of our capital base.

As of March 31, 2014, our investment portfolio consisted of outstanding loans of approximately $226.9 million in aggregate principal amount in 56 portfolio companies (including SBIC I LP’s $52.3 million in loans to nine portfolio companies). As of that date, 92% of our investment portfolio was comprised of senior secured loans, 4% of subordinated loans and 4% of equity investments, at fair value. Our investment portfolio encompassed a broad range of geographical regions and industries. As of March 31, 2014, we had unfunded commitments of $4.8 million for three portfolio companies, including $3.3 million for two portfolio companies of SBIC I LP. Set forth in the tables and charts below is selected information with respect to our portfolio as of March 31, 2014.

The following table summarizes the composition of our investment portfolio.

	As of March 31, 2014
	Commitment	Outstanding
	(Dollar amounts in thousands)
Senior secured term loan	$221,258	$218,008
Subordinated term loan	8,859	8,859
Senior secured revolver	1,500	—
Equity investments (at fair value)	8,108	8,108
	$239,725	$234,975
Total # of Obligors	56	56

The following chart provides a regional breakdown of our investment portfolio as of March 31, 2014.

Our investment portfolio’s three largest industries are Healthcare & Pharmaceuticals, Services: Business, and Banking, Finance, Insurance & Real Estate, totaling approximately 50% of the investment portfolio. The following table summarizes our investment portfolio by industry as of March 31, 2014.

	As of March 31, 2014
Industry	Commitment	Percent
	(Dollar amounts in thousands)
Aerospace & Defense	$15,979	6.7%
Automotive	7,152	3.0
Banking, Finance, Insurance & Real Estate	28,971	12.1
Capital Equipment	7,998	3.3
Chemicals, Plastics & Rubber	19,556	8.1
Construction & Building	1,799	0.8
Consumer goods: Non-durable	7,701	3.2
Containers, Packaging & Glass	4,204	1.7
Energy: Oil & Gas	7,139	3.0
Environmental Industries	7,858	3.3
Healthcare & Pharmaceuticals	55,208	23.0
High Tech Industries	7,973	3.3
Media: Advertising, Printing & Publishing	10,701	4.5
Media: Broadcasting & Subscription	4,216	1.8
Retail	4,019	1.7
Services: Business	35,411	14.8
Services: Consumer	6,304	2.6
Telecommunications	7,536	3.1
	$239,725	100.0%

The following table summarizes our debt investment portfolio by size of exposure.

	As of March 31, 2014
Debt Investment Size (in millions)	Commitment	Number
	(Dollar amounts in thousands)
$0 – $3	$34,111	13
$3 – $4	48,993	14
$4 – $5	108,765	24
$5 – $10	27,483	4
> $10	12,265	1
	$231,617	56

The following chart provides a breakdown of our debt investment portfolio by investment size as of March 31, 2014.

The following chart provides a breakdown of our debt investment portfolio by yield as of March 31, 2014.

Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC status.

We expect to continue to use the expertise of the investment professionals of OFS and its affiliates to which we have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers are paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor. See “Management and Other Agreements.”

Properties

We do not own or lease any real estate or other physical properties material to our operation. Our headquarters are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and are provided by OFS Services pursuant to the Administration Agreement. Additional operations are conducted from offices in New York, New York and Los Angeles, California, which are also provided by OFS Services pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate continuing to conduct it.

Legal Proceedings

We, OFS Advisor and OFS Services, are not currently subject to any material pending legal proceedings threatened against us as of March 31, 2014. From time to time, we may be a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition, results of operations or cash flows.

SENIOR SECURITIES

Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of December 31, 2013 and 2012. The report of our independent registered public accounting firm, McGladrey LLP, on the senior securities table as of December 31, 2013, is attached as an exhibit to the registration statement of which this prospectus is a part. The “ — ” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(dollar amounts in thousands, except per unit data)
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
OFS Capital WM Credit Facility
December 31, 2013	$109,756	$2,246	—	N/A
December 31, 2012	$100,446	$2,412	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “ — ” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES

The following tables set forth certain information as of March 31, 2014 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies.

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
(dollar amounts in thousands)
Non-affiliate Investments(5)
Aerospace & Defense
Aero-Metric, Inc. 4020 Technology Parkway Sheboygan, WI 53083	Senior Secured Term Loan	6.75%	(L +5.50%)	08/27/17	$2,696	$2,668	$2,690	1.9%
Whitcraft LLC 76 County Road Eastford, CT 06242	Senior Secured Term Loan	6.75%	(L +5.25%)	12/16/15	4,097	4,070	3,867	2.8
					6,793	6,738	6,557	4.7
Automotive
Tectum Holdings Inc 5400 S. State Street Ann Arbor, MI 48108	Senior Secured Term Loan A	5.25%	(L +4.25%)	9/12/18	3,014	3,006	3,006	2.2
Trico Products Corporation 3255 West Hamlin Rd. Rochester Hills, MI 48309	Senior Secured Term Loan	6.25%	(L +4.75%)	07/22/16	4,138	4,108	4,103	2.9
					7,152	7,114	7,109	5.1
Banking, Finance, Insurance & Real Estate
AssuredPartners Capital, Inc. 200 Colonial Center Pkwy, Suite 150 Lake Mary, FL 32746	Senior Secured Term Loan A	6.75%	(L +4.50%)	12/14/18	4,828	4,828	4,828	3.5
Captive Resources Midco LLC 201 E. Commerce Drive Schaumburg, IL 60173	Senior Secured Term Loan	6.50%	(L +5.00%)	1/2/19	4,925	4,868	4,812	3.5
CSI Financial Services, LLC(6) 3636 Nobel Drive, Suite 250 San Diego, CA 92122	Senior Secured Term Loan	7.00%	(L +5.75%)	12/12/18	3,334	3,291	3,334	2.4
MCMC LLC 300 Crown Colony Dr., Suite 203 Quincy, MA 02169	Senior Secured Term Loan A	7.50%	(L +6.00%)	09/30/16	3,783	3,754	3,784	2.7
MYI Acquiror Limited(6) 400 Hamilton Palo Alto, CA 94301	Senior Secured Term Loan A	6.25%	(L +4.75%)	09/13/16	4,899	4,861	4,848	3.5
Personable Holdings, Inc. 350 10th Avenue, Suite 1450 San Diego, CA 92101	Senior Secured Term Loan	6.25%	(L +5.00%)	05/16/18	2,850	2,828	2,850	2.0
Townsend Acquisition LLC 263 Tresser Blvd., Suite 1401 Stamford, CT 06901	Senior Secured Term Loan	6.25%	(L +4.75%)	05/18/16	4,352	4,299	4,321	3.1
					28,971	28,729	28,777	20.7
Capital Equipment
Dorner MFG, Corp. 975 Cottonwood Avenue Hartland, WI 53029	Senior Secured Term Loan	6.00%	(L +4.75%)	06/15/17	3,187	3,146	3,107	2.2
Elgin Fasteners Group 4 S. Park Ave, Suite 203 Box 5 Versailles, IN 47042	Senior Secured Term Loan	6.00%	(L +4.75%)	08/26/16	4,812	4,742	4,744	3.4
					7,999	7,888	7,851	5.6
Chemicals, Plastics & Rubber
Actagro, LLC 4516 N. Howard Biola, CA 93606	Senior Secured Term Loan	5.55%	(L +4.25%)	12/30/16	3,380	3,352	3,285	2.4

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Dash Materials LLC 2500 Adie Road Maryland Heights, MO 63043	Senior Secured Term Loan	8.75%	(L +7.50%)	12/26/17	$4,747	$4,729	$4,748	3.4%
ICM Products Inc 805 Wolfe Avenue Cassopolis, MI 49031	Senior Secured Term Loan	5.50%	(L +4.50%)	03/31/19	2,149	2,121	2,149	1.5
Inhance Technologies (f/k/a Fluoro-Seal International LLC) 16360 Park Ten Place, Suite 325 Houston, TX 77084	Senior Secured Term Loan A	5.50%	(L +4.50%)	02/07/18	2,542	2,522	2,522	1.8
KODA Distribution Group, Inc. 154 Pioneer Lane Leominster, MA	Senior Secured Term Loan A	6.00%	(L +5.00%)	04/09/18	3,911	3,895	3,903	2.8
VanDeMark Chemical Inc. One North Transit Road Lockport, NY 14094	Senior Secured Term Loan	6.50%	(L +5.25%)	11/30/17	2,826	2,784	2,797	2.0
					19,555	19,403	19,404	13.9
Construction & Building
Jameson LLC 1451 Old North Main Street P.O. Box 1030 Clover, SC 29710	Senior Secured Term Loan	7.50%	(L +5.50%)	10/01/15	1,799	1,788	1,799	1.3
					1,799	1,788	1,799	1.3
Consumer goods: Non-durable
Pacific World 25800 Commercentre Dr. Lake Forest, CA 92630	Senior Secured Term Loan	5.75%	(L +4.75%)	10/31/16	4,670	4,626	4,575	3.3
Phoenix Brands LLC 2601 Fortune Circle East, Ste 102B Indianapolis, IN 46241	Senior Secured Term Loan A	9.30%	(L +7.75%)	01/31/16	3,031	3,011	2,899	2.1
					7,701	7,637	7,474	5.4
Containers, Packaging & Glass
Mold-Rite Plastics, LLC 1 Plant Street P.O. Box 160 Plattsburgh, NY 12901	Senior Secured Term Loan	5.50%	(L +4.25%)	06/30/16	4,204	4,174	4,174	3.0
					4,204	4,174	4,174	3.0
Energy: Oil & Gas
ANS Distributing, INC. 3970 S. Evans Blvd. Tucson, AZ 85714	Senior Secured Term Loan	8.00%	(L +6.50%)	11/01/17	2,927	2,885	2,927	2.1
Charter Brokerage LLC 383 Main Ave., Suite 506 Norwalk, CT 06851	Senior Secured Term Loan A	8.00%	(L +6.50%)	10/10/16	4,212	4,175	4,212	3.0
					7,139	7,060	7,139	5.1
Environmental Industries
Apex Companies, LLC. 15850 Crabbs Branch Way, Suite 200 Rockville, MD 20855	Senior Secured Term Loan	5.50%	(L +4.50%)	3/28/19	3,859	3,832	3,832	2.8
JWC Environmental, LLC. 290 Paularino Ave. Costa Mesa, CA 92626	Senior Secured Term Loan	6.00%	(L +4.50%)	08/03/16	3,999	3,979	3,939	2.8
					7,858	7,811	7,771	5.6
Healthcare & Pharmaceuticals
Accelerated Health Systems LLC 205 W. Wacker #1020 Chicago, IL 60606	Senior Secured Term Loan	5.75%	(L +4.50%)	07/22/17	4,875	4,847	4,793	3.4
Behavioral Health Group 8300 Douglas Avenue, Suite 750 Dallas, TX 75225	Senior Secured Term Loan A	5.75%	(L +4.50%)	08/18/16	4,587	4,564	4,496	3.2
Elements Behavioral Health, Inc. 5000 E. Spring Street, Suite 650 Long Beach, CA 90815	Senior Secured Term Loan A	5.25%	(L +4.25%)	02/12/19	4,754	4,706	4,707	3.4

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value		Percent of Net Assets
HealthFusion, Inc.(5) 100 N. Rios Avenue Solana Beach, CA 92075	Senior Secured Loan	13.00%	N/A	10/7/18	$5,750	$5,672	$5,810		4.2%
	Common Stock Warrants (1,910,302 shares)				—	—	352		0.2
					5,750	5,672	6,162		4.4
Hygenic Corporation 1245 Home Avenue Akron, OH 44310	Senior Secured Term Loan	6.00%	(L +4.75%)	10/11/18	4,719	4,666	4,666		3.4
Vention Medical, Inc. (f/k/a MedTech Group, Inc.) 6 Century Road South Plainfield, NJ 07080	Senior Secured Term Loan	6.50%	(L +5.25%)	09/07/16	4,636	4,602	4,618		3.3
NeuroTherm, Inc. 37 Upton Drive, Suite 2 Wilmington, MA 01887	Senior Secured Term Loan	5.75%	(L +4.50%)	02/01/16	3,696	3,672	3,693		2.7
Strata Pathology Services, Inc.(7) One Cranberry Hill, Suite 303 Lexington, MA 02421	Senior Secured Term Loan	11.00%	(L +9.50%)	06/30/16	4,037	3,988	1,049		0.8
Studer Group LLC 913 Gulf Breeze Pkwy, Suite 6 Gulf Breeze, FL 32561	Senior Secured Term Loan	6.00%	(L +4.75%)	07/31/18	3,690	3,662	3,575		2.6
The Ritedose Corporation 1 Technology Circle Columbia, SC 29203	Senior Secured Term Loan	6.75%	(L +5.00%)	11/10/16	3,054	3,027	3,045		2.2
United Biologics Holdings, Inc.(5) 100 NE Loop 410 #200 San Antonio, TX 78216	Senior Secured Loan	12.00% cash/ 2.00% PIK	N/A	03/05/17	4,120	4,042	4,052		2.9
	Class A-1 Units (2,686) and Kicker Units (2,015)					9	15		—
	Class A-1 Warrants (2,272 units) and Kicker Warrants (1,704)					8	12		—
	Class A Warrants (10,160 units)					67	87		0.1
	Class B Warrants (15,238 units)					7	24		—
					4,120	4,133	4,190		3.0
					47,918	47,539	44,994		32.4
High Tech Industries
Anaren, Inc. 6635 Kirkville Road E. Syracuse, NY 13057	Senior Secured Term Loan	5.50%	(L +4.50%)	02/18/21	2,993	2,963	2,963		2.1
B&B Electronics Manufacturing Company 707 Dayton Rd, Box 1040 Ottawa, IL 61350	Senior Secured Term Loan A	6.55%	(L +5.00%)	04/04/15	2,668	2,654	2,569		1.8
OnePath Systems, LLC 2053 Franklin Way Marietta, GA 30067	Senior Secured Term Loan	7.50%	(L +6.00%)	06/06/17	2,313	2,284	2,313		1.7
					7,974	7,901	7,845		5.6
Media: Advertising, Printing & Publishing
Content Marketing, LLC c/o The Wicks Group of Companies, L.L.C. 400 Park Avenue, Suite 1210, New York, NY 10022	Senior Secured Term Loan	7.50%	(L +6.25%)	12/21/17	3,343	3,306	3,343		2.4
Media Source 7858 Industrial Parkway Plain City, OH 43064	Senior Secured Term Loan A	6.75%	(L +5.25%)	11/07/16	1,201	1,188	1,201		0.9
	Senior Secured Term Loan B	7.50%	(L +6.00%)	11/07/16	3,451	3,414	3,451		2.5
Pamarco Technologies, Inc. 235 East 11th Avenue Roselle, NJ 07203	Senior Secured Revolver	N/A	(L +3.75%)	12/31/14	—	(3)	(4	)(2)	—
	Senior Secured Term Loan A	6.00%	(L +3.75%)	12/31/14	1,206	1,203	1,203		0.9
					$9,201	$9,108	$9,194		6.7%

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Media: Broadcasting & Subscription
Campus Televideo, Inc. c/o Lamont Digital Systems, Inc. 100 1st Stamford Place Stamford, CT 06902	Senior Secured Term Loan	7.25%	(L +5.75%)	10/23/17	4,216	4,141	4,216	3.0
					4,216	4,141	4,216	3.0
Retail
Tharpe Company, Inc. 149 Crawford Road Statesville, NC 28625	Senior Secured Term Loan	6.75%	(L +5.50%)	10/19/17	4,019	3,977	3,987	2.9
					4,019	3,977	3,987	2.9
Services: Business
Revspring Inc. (f/k/a Dantom Systems, Inc.) c/o Compass DPC Merger Sub, Inc. 29241 Beck Road Wixom, MI 48393	Senior Secured Term Loan	5.50%	(L +4.25%)	08/03/17	4,691	4,663	4,519	3.2
Young Innovations, Inc. 13705 Shoreline Court East Earth City, MO 63045-1235	Senior Secured Term Loan A	5.75%	(L +4.50%)	01/30/19	2,683	2,651	2,556	1.8
					7,374	7,314	7,075	5.0
Services: Consumer
smarTours, LLC(5) 501 Fifth Avenue, Suite 1402 New York, NY 10017	Senior Secured Loan	10.0% cash/ 0.5% PIK	N/A	10/11/18	5,012	4,915	5,050	3.6
	Preferred Equity (500,000 units)					500	542	0.4
					5,012	5,415	5,592	4.0
Telecommunications
Barcodes LLC 200 W Monroe Street, Suite 1050 Chicago, IL 60606	Senior Secured Term Loan	7.25%	(L +6.00%)	11/02/17	2,960	2,928	2,960	2.1
NHR Holdings, LLC 6500 Hollister Avenue Santa Barbara, CA 93117	Senior Secured Term Loan A	5.55%	(L +4.25%)	11/30/18	2,272	2,246	2,147	1.5
	Senior Secured Term Loan B	5.55%	(L +4.25%)	11/30/18	2,303	2,277	2,177	1.6
					7,535	7,451	7,284	5.2
Total Non-Control/Non-affiliate Investments					$192,420	$191,188	$188,242	135.2%
Affiliate Investments
Aerospace & Defense
Malabar International(5) 220 West Los Angeles Ave. Simi Valley, CA 93065	Subordinated Loan	12.5% cash/ 2.5% PIK	N/A	5/21/17	5,148	5,243	5,246	3.8
	Preferred Stock (1,494 shares)					3,933	4,039	2.9
					5,148	9,176	9,285	6.7
Healthcare & Pharmaceuticals
Pfanstiehl Holdings, Inc(5) 1219 Glen Rock Ave. Waukegan, IL 60085	Subordinated Loan	12.0% cash/ 4.0% PIK	N/A	9/29/18	3,711	3,814	3,786	2.7
	Class A Common Equity (400 shares)					217	589	0.4
					3,711	4,031	4,375	3.1
Services: Business
Contract Datascan Holdings, Inc.(5) 2210 Hutton Road, Suite 100 Carrollton, TX 75006	Senior Secured Term Loan B	10.50%	(L +9.50%)	12/17/18	12,265	12,150	12,280	8.8
	Preferred Equity A (2,463 shares)					2,011	2,011	1.5

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
	Preferred Equity B (382 shares)					$437	$437	0.3%
	Common Equity (9,069 shares)					—	—	—
					12,265	14,598	14,728	10.6
Sentry Centers Holdings, LLC(5) 45 W. 45th Street, 7th Floor New York, NY 10036	Senior Secured Loan	14.00%	N/A	6/28/18	5,000	4,872	4,926	3.6
	Preferred Equity A (82.5 units)					—	—	—
					5,000	4,872	4,926	3.6
					17,265	19,470	19,654	14.2
Total Affiliate Investments					26,124	32,677	33,314	24.0
Control Investment
Services: Business
Tangible Software, Inc.(5) 2010 Corporate Ridge McLean, VA 22101	Senior Secured Loan	12.5% cash/ 1.5% PIK	N/A	9/28/16	8,323	8,318	6,446	4.6
	Common Equity B (2,485,000 units)					518	—	—
	Common Equity B-1 (1,022,562 units)					77	—	—
	Common Equity B-2 (615,080 units)					77	—	—
					8,323	8,990	6,446	4.6
Total Control Investment					8,323	8,990	6,446	4.6
Total Investments					226,867	232,855	228,002	163.8

Name of Portfolio Company	Investment Type	Principal Amount	Cost		Fair Value		Percent of Net Assets
Money Market
WF Prime INVT MM #1752(8)	Money Market	N/A	$1,719	(3)	$1,719	(3)	1.2%
WFB Secured Institutional MM(8)	Money Market	N/A	450	(4)	450	(4)	0.3
US Bank Money Market Deposit Account	Money Market	N/A	30,310	(3)	30,310	(3)	21.8
Sub-total Money Market			32,479		32,479		23.3
Total Investments and Money Market (United States)		$226,867	$265,334		$260,481		187.1%

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR (L) or Prime (P) and which is reset daily, quarterly or semi-annually. For each investment, we have provided the spread over LIBOR or Prime and current interest rate in effect at March 31, 2014. Certain investments are subject to a LIBOR or Prime interest rate floor.
(2)	The negative fair value is the result of the unfunded commitment being valued below par.
(3)	Included in cash and cash equivalents on the consolidated balance sheets.
(4)	Included in restricted cash and cash equivalents on the consolidated balance sheets.
(5)	Investments held by SBIC I LP investments. All other investments were held by OFS Capital WM, and were pledged as collateral under the OFS Capital WM Credit Facility.
(6)	Indicates assets that the Company deems not “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(7)	Non-accrual loan.
(8)	Money market accounts held by OFS Capital WM, and pledged as collateral under the OFS Capital WM Credit Facility.

MANAGEMENT

Board of Directors

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes. At each annual meeting, directors are elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
Glenn R. Pittson	58	Chairman and Chief Executive Officer	2010	2015
Bilal Rashid	43	Director	2010	2017
Independent Directors
Elaine E. Healy	51	Director	2011	2016
Marc Abrams	68	Director	2011	2015
Robert J. Cresci	70	Director	2011	2017

The address for each of our directors is c/o OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Robert S. Palmer	55	Chief Financial Officer and Treasurer
Eric P. Rubenfeld	43	Chief Compliance Officer
Bei Zhang, CPA	43	Chief Accounting Officer

The address for each of our executive officers is c/o OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606.

Biographical Information

For purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Marc Abrams is the founder and former leader of the public company business sector of SingerLewak LLP, a certified public accounting firm founded in 1995. He has over 35 years of public accounting experience. Mr. Abrams’ expertise includes audits of publicly held companies, initial public offerings, private offerings, corporate reorganizations and acquisitions, evaluating business plans and litigation support. Additionally, Mr. Abrams’ broad practice includes expertise in several industries including technology, life sciences, real estate, retail and franchise, hotels and casinos, and manufacturing.

Mr. Abrams graduated from American University in 1967 with a Bachelor of Science in Accounting. Through 2011, he was an active member of AICPA, the California Society of CPAs and the Los Angeles Venture Association. Mr. Abrams brings to our board of directors extensive accounting experience and expertise, which is invaluable to our company.

Robert J. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., Luminex Corporation and CIM Commercial Trust Corporation.

Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and holds a M.B.A. in Finance from the Columbia University Graduate School of Business. By virtue of his time with Pecks Management Partners and the other business entities mentioned, Mr. Cresci brings to our board of directors his broad expertise and experience in investment strategies, accounting issues, and public company matters.

Elaine E. Healy is the co-founder, president, chief operating officer and a director of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002. She is a senior executive with a broad investment background in operating companies ranging from start-ups to emerging growth to publicly traded entities. Ms. Healy has more than 10 years of experience operating in an entrepreneurial environment and as a director of companies in a wide range of industries. Throughout her career, she has participated in or been responsible for the periodic valuation of both debt and equity portfolios.

Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance. Ms. Healy brings to our board an invaluable perspective on the building blocks for a successful enterprise and extensive experience with a wide range of investment vehicles, including closed end funds, SBICs, business development companies and both limited and general partnerships.

Interested Directors

Glenn R. Pittson is the Chief Executive Officer and Chief Investment Officer of OFSAM, which he co-founded in 2001, the President and a Senior Managing Director of OFS Advisor, and a Senior Managing Director of OFSC, and serves as a member of OFSC’s and OFSAM’s investment committees and OFSAM’s executive committee. Mr. Pittson has over 30 years of experience in corporate finance, senior and mezzanine lending, structured finance, loan workouts and loan portfolio management. Prior to co-founding the predecessor to OFSAM, Mr. Pittson spent the majority of his career at Canadian Imperial Bank of Commerce and its affiliates (“CIBC”). During 1997 and 1998, Mr. Pittson managed CIBC’s U.S. loan portfolio as the head of U.S. Credit Capital Markets, where he was central to the development and execution of a fundamental restructuring of CIBC’s loan origination activities. Previously, he had assumed responsibility for the successful turnaround of CIBC’s West Coast Corporate Finance division in the early 1990’s.

From 1997 through 1999, Mr. Pittson was also a member of various core operating committees at CIBC, including the U.S. Credit Committee, the New Initiatives Committee, the Global Finance Committee, the U.S.A. Management Committee and the U.S. Underwriting Committee. As a founding manager of CIBC’s leveraged buyout business in the mid-1980s, Mr. Pittson focused on building the middle-market, agented transaction business. Mr. Pittson holds a B.S. in Economics and Finance from Rutgers University. Mr. Pittson’s entrepreneurial and leadership experience with OFSAM and his previous experience in lending, loan origination and management are invaluable to our board of directors.

Bilal Rashid is a Senior Managing Director of OFSC and OFS Advisor and a member of the investment, credit and executive committees of the firm. In addition to his investment responsibilities, he is responsible for the capital markets-related activities of OFSC. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 18 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from CIBC. Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid brings to our board of directors invaluable experience in debt capital markets.

Executive Officers Who Are Not Directors

Robert S. Palmer is the Chief Financial Officer and Treasurer of OFS Capital. Mr. Palmer is also a Managing Director and Chief Financial Officer of OFSC, and serves as a member of OFSC’s and OFSAM’s investment committees. Prior to joining OFSC in September 2000, Mr. Palmer spent 11 years at First Maryland Bancorp (now M&T Bank), where he was a vice president, and five years at NationsBank Corp. (now Bank of America), where he served as senior vice president/senior credit policy officer. Mr. Palmer has over 20 years of experience in troubled loan resolution and distressed debt management. He has led the restructuring and recovery efforts for lenders (and lender groups) in various capacities, including Agent representative in syndicated credits, lender-owned company board service, and management of loan workout groups. Mr. Palmer holds a B.A. degree from Washington & Lee University and an M.A. from The Johns Hopkins University School of Advanced International Studies.

Eric P. Rubenfeld currently serves as the Chief Compliance Officer of OFS Capital, and General Counsel and Chief Compliance Officer of OFSC, in which capacity he oversees the legal, compliance, risk management, human resources, and information technology functions of OFSC. Mr. Rubenfeld has over 18 years of experience advising investment advisers, insurance companies, investment banks and other financial institutions. Prior to joining OFSC, Mr. Rubenfeld was the General Counsel and Chief Compliance Officer of GSC Group, an SEC registered investment adviser specializing in middle market corporate credit, and also served as Chief Compliance Officer of GSC Capital Corp, an externally managed, closed end, publicly listed BDC. From 2004 to 2006, Mr. Rubenfeld was Director and Counsel at Assured Guaranty Corp. From 1995 to 2004, Mr. Rubenfeld worked as an attorney in private practice in New York and Washington, D.C. Mr. Rubenfeld received his J.D., cum laude, from Harvard Law School in 1995 and his B.A., magna cum laude, in Economics and History from UCLA in 1991.

Bei Zhang CPA is the Chief Accounting Officer of OFS Capital. Ms. Zhang also serves as the Chief Accounting Officer and Controller of OFSC. Prior to joining OFSC in November 2009, Ms. Zhang spent nine years at L J Soldinger Associates, LLC, a certified public accounting firm, the last five years of which she acted as a Senior Audit Manager where she, among other things, supervised and led staff in conducting audit and quarterly reviews of financial statements for publicly traded companies. Ms. Zhang is a licensed Certified Public Accountant with a Masters of Accounting Science from University of Illinois at Urbana-Champaign and a Bachelor of Arts in English from Southeast University in Nanjing City, P.R. China.

Compensation of Directors

The following table shows information regarding the compensation received by our independent directors for the fiscal year ended December 31, 2013.

Name	Aggregate Compensation from OFS Capital Corporation	Pension or Retirement Benefits Accrued as Part of Our Expenses(1)	Total Compensation from OFS Capital Corporation Paid to Director
Independent Directors
Marc Abrams	$100,000	—	$100,000
Robert J. Cresci	$100,000	—	$100,000
Elaine E. Healy	$90,000	—	$90,000
Interested Directors
Glenn R. Pittson	—	—	—
Bilal Rashid	—	—	—

(1)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors receive an annual fee of $90,000. In addition, the chairman of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

CORPORATE GOVERNANCE

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Chairman and Chief Executive Officer

The board of directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer (“CEO”), coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

No single leadership model is right for all companies at all times. The board of directors recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the board of directors periodically reviews its leadership structure.

Moreover, the board of directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO. Specifically:

•	Three of the five current directors of the Company are independent directors;
•	All of the members of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are independent directors;
•	The board of directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Pittson and other members of management;
•	The board of directors and its committees regularly conduct meetings that specifically include Mr. Pittson; and
•	The board of directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors.

Lead Independent Director

The board of directors has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the board of directors’ independence, and enhance its ability to fulfill its management oversight responsibilities. Robert J. Cresci currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;
•	Frequently consults with the Chairman and CEO about strategic policies;
•	Provides the Chairman and CEO with input regarding Board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors; and
•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors who evaluate the board of directors and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its shareholders at this time.

Board’s Role in Risk Oversight

Our board of directors performs its risk oversight function primarily through (i) its standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Director Independence

In accordance with rules of The NASDAQ Global Select Market, the board of directors annually determines the independence of each director. No director is considered independent unless the board of directors has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the board of directors uses the definition of director independence set forth in The NASDAQ Global Select Market rules. The NASDAQ Global Select Market rules provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the following directors and director nominees are independent and have no relationship with the Company, except as director of the Company: Messrs. Abrams and Cresci and Ms. Healy.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the board of directors by mail. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Chief Compliance Officer. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate OFS Capital Corporation personnel will review and sort through communications before forwarding them to the addressee(s).

Board Meetings and Committees

The board of directors has established a standing audit committee and a standing nominating and corporate governance committee. The board of directors met twelve times during the fiscal year ended December 31, 2013. Each director attended at least 75% of the aggregate of: (i) all regular meetings of the board of directors held during the fiscal year ended December 31, 2013; and (ii) all committees on which the director served that were held while the director was a member. The board of directors’ standing committees are set forth below. We require each director to make a diligent effort to attend all board of directors and committee meetings, as well as each Annual Meeting of Shareholders.

Audit Committee

The Audit Committee is presently composed of three persons, Messrs. Abrams and Cresci and Ms. Healy, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. Mr. Abrams serves as chairman of the audit committee. Our board of directors has determined that Mr. Abrams is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.

The Audit Committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the Audit Committee. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and other investments. The Audit Committee met twelve times during the fiscal year ended December 31, 2013.

A charter of the Audit Committee is available in print to any shareholder who requests it and it is also available on the Company’s website at www.ofscapital.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of three members, Messrs. Abrams and Cresci and Ms. Healy, each of whom meets the independence standards established by NASDAQ and is independent for purposes of the 1940 Act. Mr. Cresci serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our shareholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors and overseeing the evaluation of the board of directors and our management.

The Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines. The Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2013.

A charter of the Nominating and Corporate Governance Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at www.ofscapital.com.

Compensation Committee

The Compensation Committee consists of three members, Messrs. Abrams and Cresci and Ms. Healy, each of whom meets the independence standards established by the SEC and NASDAQ and is independent for purposes of the 1940 Act. Ms. Healy serves as chairman of the Compensation Committee. The Compensation Committee operates pursuant to a charter approved by our Board. Currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance and compliance responsibilities. The Compensation Committee was established in April, 2014, and, as a result, did not meet during the fiscal year ended December 31, 2013.

A charter of the Compensation Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at www.ofscapital.com.

Code of Business Conduct

We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Eric P. Rubenfeld, at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.ofscapital.com.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at www.ofscapital.com as well as file a Form 8-K with the SEC.

Compensation of Executive Officers

None of our officers receives direct compensation from us. Mr. Pittson, our Chief Executive Officer, Mr. Palmer, our Chief Financial Officer, Ms. Zhang, our Chief Accounting Officer, and Mr. Rubenfeld, our Chief Compliance Officer, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without profit to OFS Services.

PORTFOLIO MANAGEMENT

Investment opportunities require approval through the Advisor Investment Committee. Follow-on investments in existing portfolio companies require the Advisor Investment Committee’s approval processes. The day-to-day management of investments approved by the Advisor Investment Committees will be overseen by Glenn Pittson and a team assigned to the portfolio.

All of the Advisor Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, OFSAM, the parent company of OFS Advisor, and/or its subsidiaries. None of the Advisor Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Messrs. Pittson, Rashid, and Cerny are also primarily responsible for the day-to-day management of four other pooled investment vehicles, with a total amount of approximately $1.0 billion of assets under management as of December 31, 2013, from which OFS Advisor and OFSAM may receive incentive fees. See “Related-Party Transactions and Certain Relationships” for a description of OFS Advisor’s allocation policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and OFS Advisor.

Advisor Investment Committee

The Advisor Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by OFS Advisor on our behalf. In addition, the Advisor Investment Committee reviews and determines whether to make prospective investments identified by OFS Advisor and monitors the performance of our investment portfolio.

Information regarding members of the Advisor Investment Committee is as follows:

Name(1)	Age	Position
Richard S. Ressler	54	Chairman of OFSAM, Chairman of the Advisor Investment Committee
Glenn R. Pittson	58	Senior Managing Director of OFSC and OFS Advisor
Bilal Rashid	43	Senior Managing Director of OFSC and OFS Advisor
Jeffrey A. Cerny	51	Senior Managing Director of OFSC and OFS Advisor
Mark Hauser	56	Senior Managing Director of OFSC and OFS Advisor
Peter Rothschild	40	Managing Director of OFSC and OFS Advisor
Peter Fidler	41	Managing Director of OFSC and OFS Advisor

(1)	The address for each member of the Advisor Investment Committee is c/o OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606. With the exception of Glenn Pittson, none of these individuals beneficially own any of our equity securities. See “Control Persons and Principal Shareholders” for information on Mr. Pittson’s ownership of OFS Capital common stock.

Members of the Advisor Investment Committee Who Are Not Our Directors or Executive Officers

Richard S. Ressler is a Co-Founder and Chairman of the executive committee of OFSAM, serving as Chairman pursuant to a consulting agreement between OFSAM and Orchard Capital. Mr. Ressler is the founder and President of Orchard Capital, a firm that provides investment capital and advice to companies (including OFSAM) in which Orchard Capital or its affiliates invest. He has been President of Orchard Capital since 1994. Through his affiliation with Orchard Capital, Mr. Ressler also serves in various senior capacities with, among others, CIM Group, L.P., (together with its affiliates, “CIM”), a real estate investment and management company. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including j2 Global, Inc. (“JCOM”). Mr. Ressler co-founded CIM in 1994 and, through an agreement with Orchard Capital, currently chairs its investment and asset management committees. CIM is a full service urban real estate and infrastructure fund manager with in-house research, acquisition, investment, development, finance, leasing and management capabilities. Among CIM’s investors are U.S. and international pension funds, endowments, multinational corporations and other private investors.

Mr. Ressler served as Chairman and CEO of JCOM from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. JCOM provides cloud services to businesses of all sizes, from individuals to enterprises and offers online fax, virtual phone systems, hosted email, email marketing, online backup and customer relationship management services under a variety of brand names. Mr. Ressler holds a B.A. from Brown University, and J.D. and MBA degrees from Columbia University.

Jeffrey A. Cerny is the Corporate Secretary of OFS Capital. Mr. Cerny also serves as a Senior Managing Director of OFSC and OFS Advisor, as a Vice President of OFSAM, and as a member of OFSAM’s investment and executive committees. Mr. Cerny oversees underwriting, credit monitoring, CLO portfolio compliance and loan administration for senior loans. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law.

Mark S. Hauser is a Senior Managing Director of OFSC and OFS Advisor and serves as a member of OFSAM’s executive committee. Mr. Hauser co-founded SBIC I LP in 2009 and the predecessor to Tamarix Capital Corporation, an unaffiliated investment firm (“Tamarix Capital”), in the early 1990s, and currently serves as the Managing Director of Tamarix Capital. Prior thereto, he was a Senior Managing Director at Sandell Asset Management, an international multi-strategy alternative asset manager, where he founded and was global head of the firm’s private equity practice as well as a member of its investment committee. Prior to joining Sandell, he was a Managing Director at FdG Associates, a New York-based middle-market private equity fund focused on investing in family owned businesses. Previously, he was a Managing Director at Ocean Capital Corporation, a private international investment banking firm.

Mr. Hauser has served as an officer and on the boards of directors of various private and public portfolio companies, both in the U.S. and abroad, and continues to serve on the board of directors of MOKO Social Media Limited, an Australian public company. He began his career as a corporate attorney, practicing in New York, Sydney and London. Mr. Hauser holds a Bachelor of Economics Degree and a Bachelor of Law Degree from Sydney University and a Master of Law Degree from the London School of Economics & Political Science.

Peter E. Rothschild is a Managing Director of OFSC and OFS Advisor. Mr. Rothschild co-founded SBIC I LP and joined Tamarix Capital in 2009, and he is currently a principal of Tamarix Capital. Prior to that, Mr. Rothschild was a principal at Sandell Asset Management, an international multi-strategy alternative asset manager, where he was a member of the firm’s global private equity practice. Previously, he was a Director at Levine Leichtman Capital Partners, a Los Angeles-based private equity firm focused on control and structured equity investments in middle-market companies. Prior to Levine Leichtman, he worked at imc2, a full-service interactive agency, and was primarily responsible for managing the company’s financing activities and evaluating acquisition and sale opportunities. Before that, he worked as an Associate at Graham Partners, a Philadelphia-based private equity firm, and as an analyst at Salomon Brothers. Mr. Rothschild holds a Bachelor of Arts from the University of Pennsylvania and a Master of Business Administration from the University of Chicago, Graduate School of Business.

Peter J. Fidler is a Managing Director of OFSC and OFS Advisor. Mr. Fidler joined SBIC I LP and Tamarix Capital in 2009, and is currently a principal of Tamarix Capital. From 2001 to 2008, Mr. Fidler was a Principal at Allied Capital Corporation, a publicly-traded business development company focused on making junior debt and equity investments in middle-market companies. Previously, he was an Assistant Vice President in the Leverage Finance Group of LaSalle Bank (now Bank of America). Prior to joining LaSalle, Mr. Fidler served as a consultant to the World Bank in Washington, D.C. and Harare, Zimbabwe as well as a Presidential Intern to the National Economic Council of the White House. Mr. Fidler holds a Bachelor of Arts from Cornell University and a Master of Public Policy degree from Harvard University.

MANAGEMENT AND OTHER AGREEMENTS

OFS Advisor is located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606. OFS Advisor is registered as an investment adviser under the Advisers Act. OFS Advisor is a wholly owned subsidiary of OFSAM. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, OFS Advisor manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, OFS Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	assists us in determining what securities we purchase, retain or sell;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	executes, closes, services and monitors the investments we make.

Certain personnel of OFS conduct activities on our behalf directly through, and under the supervision of, OFS Advisor. OFS Advisor’s services under the Investment Advisory Agreement are not exclusive. Pursuant to a Staffing Agreement between OFSC and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources to fulfill its obligations under the Investment Advisory Agreement. These resources include staffing by experienced investment professionals and access to the senior investment personnel of OFSC, pursuant to which each member of the Advisor Investment Committee has committed to serve in such capacity (including Mr. Ressler, who is currently the Chairman of the Advisor Investment Committee). These personnel services are provided under the Staffing Agreement on a direct cost reimbursement basis to OFS Advisor.

Investment Advisory Agreement

Management and Incentive Fee

Pursuant to the Investment Advisory Agreement with OFS Advisor and subject to the overall supervision of our board of directors and in accordance with the 1940 Act, OFS Advisor provides investment advisory services to us. For providing these services, OFS Advisor receives a fee from us, consisting of two components — a base management fee and an incentive fee. From the completion of our IPO through October 31, 2013, the base management fee was calculated at an annual rate of 0.875% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), adjusted for stock issuances and stock purchases, at the end of the two most recently completed calendar quarters. Beginning on November 1, 2013, the base management fee was calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), adjusted for stock issuances and stock purchases, at the end of the two most recently completed calendar quarters. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP on December 4, 2013. The base management fee is payable quarterly in arrears. Base management fees for any partial quarter are prorated based on the number of days in the quarter.

On May 5, 2014, we were notified by OFS Advisor that, effective as of April 1, 2014, it would reduce its base management fee by two-thirds for the balance of the 2014 fiscal year. Specifically, OFS Advisor agreed to reduce its base management fee from 0.4375% per quarter to 0.145833% per quarter for the second, third, and fourth quarters of 2014. Accordingly, the effective annual base management fee for the 2014 fiscal year will be equal to or less than 50% of the 1.75% required by our Investment Advisory Agreement with OFS Advisor, or not greater than 0.875%.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. “Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

Pre-incentive fee net investment income does not include any realized gains, realized losses, unrealized capital appreciation or unrealized capital depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses and unrealized capital depreciation.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for OFS Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. There is no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate, and there is no delay of payment if prior quarters are below the quarterly hurdle rate. Pre-incentive fee net investment income fees are prorated for any partial quarter based on the number of days in such quarter.

We pay OFS Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide OFS Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this pre-incentive fee net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the net value of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and our aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year. The Company accrues the Capital Gains Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive.

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment as of the close of our IPO. Unrealized capital appreciation is accrued, but not paid until said appreciation is realized. We accrue the Capital Gains Fee if, on a cumulative basis, the sum of the net realized capital gains (and losses) plus net unrealized appreciation (and depreciation) is positive. The Capital Gains Fee for any partial year is prorated based on the number of days in such year.

The Investment Advisor has elected to exclude from the Capital Gain Fee calculation any incentive fee that would be owed in respect of the realized gain on step acquisition resulting from SBIC Acquisitions. We did not incur any incentive fee expenses for the three months ended March 31, 2014, the year ended December 31, 2013 or for the period November 8, 2012 through December 31, 2012.

Examples of Incentive Fee Calculation

Example 1 — Income Related Portion of Incentive Fee:

Assumptions

•	Hurdle rate(1) = 2.0%
•	Management fee = 0.44%
•	Other estimated expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%

(1) Represents a quarter of the 8.0% annualized hurdle rate.

(2) Excludes estimated offering expenses.

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%
•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.61%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.80%
•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.16%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	= 100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))
= (100% × (2.16%) – 2.0%)) + 0%
= 100% × 0.16%
= 0.16%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%
•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.86%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	= 100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))
= (100% × (2.5% – 2.0%)) + (20% × (2.86% – 2.5%))
= 0.5% + (20% × 0.36%)
= 0.5% + 0.07%
= 0.57%

Example 2 — Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)
•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
•	Year 3: None; $5 million (20% multiplied by $30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation) less $6 million (Capital Gains Fee paid in Year 2)
•	Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $35 million
•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)
•	Year 2: $5 million (20% multiplied by $30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
•	Year 3: $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains on Investment A and Investment C less $3 million cumulative unrealized capital depreciation on Investment B)) less $5 million (Capital Gains Fee paid in Year 2)
•	Year 4: $0.6 million; $7 million (20% multiplied by $35 million (cumulative realized capital gains on Investment A and Investment C)) less $6.4 million (cumulative Capital Gains Fee paid in all prior years)
•	Year 5: None; $5 million (20% multiplied by $25 million ($35 million cumulative realized capital gains on Investments A and C less $10 million realized capital losses on Investment B)) less $7 million (cumulative Capital Gains Fee paid in all prior years))

Payment of Our Expenses

Our primary operating expenses include interest expense due under the OFS Capital WM Credit Facility and SBA debentures, the payment of fees to OFS Advisor under the Investment Advisory Agreement, management fees payable to the loan manager under the OFS Capital WM Credit Facility, professional fees, and our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly or on our behalf by a third party, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;
•	transfer agent and custodial fees;
•	out-of-pocket fees and expenses associated with marketing efforts;
•	federal and state registration fees and any stock exchange listing fees;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing and long-distance telephone;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and
•	other expenses incurred by either OFS Services or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review and approval of our board of directors) of overhead.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by OFS Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. See “Risk Factors — Risks Related to our Business and Structure — We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.”

Indemnification

The Investment Advisory Agreement provides that OFS Advisor and its affiliates and its and its affiliates’ respective officers, directors, members, managers, shareholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties, or reckless disregard of such person’s obligations and duties under the Investment Advisory Agreement.

Board Approval of the Investment Advisory Agreement

Our board, including our independent directors, approved the Investment Advisory Agreement at a meeting held on November 5, 2013. In reaching a decision to approve the Investment Advisory Agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by OFS Advisors;
•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;
•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	any existing and potential sources of indirect income to OFS Advisors from its relationship with us and the profitability of that relationship, including through the Investment Advisory Agreement;
•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; and
•	the organizational capability and financial condition of OFS Advisor and its affiliates.

Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders.

Administration Agreement

Pursuant to an Administration Agreement, OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our shareholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, OFS Services would provide managerial assistance on our behalf to certain portfolio companies that accept our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and corporate secretary, and their respective staffs. The Administration Agreement may be renewed annually with the approval of our board of directors, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that OFS Services outsources any of its functions we pay the fees associated with such functions on a direct basis without profit to OFS Services.

Indemnification

The Administration Agreement provides that OFS Services and its affiliates’ respective officers, directors, members, managers, shareholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Administration Agreement.

License Agreement

We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

Staffing Agreement

We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. OFS Advisor is a subsidiary of OFSAM and depends upon access to the investment professionals and other resources of OFSAM and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor also depends upon OFSAM to obtain access to deal flow generated by the professionals of OFSAM and its affiliates. Under the Staffing Agreement between OFSC and OFS Advisor, OFSC provides OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of the Advisor Investment Committee serve in such capacity (including Mr. Ressler, who is currently the Chairman of the Advisor Investment Committee).

The Staffing Agreement is renewable by the parties thereto on an annual basis. Services under the Staffing Agreement are provided to OFS Advisor on a direct cost reimbursement basis, and such fees are not our obligation.

OFSC also has entered into a staffing and corporate services agreement with OFS Services. Under this agreement, OFS Services makes available to OFSC experienced investment professionals and access to the administrative resources of OFS Services.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with OFS Advisor in which our senior management and members of the Investment Committees have ownership and financial interests. Members of our senior management and members of the Investment Committees also serve as principals of other investment managers affiliated with OFSAM and its other affiliates that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors, the personnel of OFS Advisor and members of the Investment Committees serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by OFSAM or its other affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFSAM and its other affiliates or by members of the Investment Committees. However, in order to fulfill its fiduciary duties to each of its clients, OFS Advisor intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with OFS Advisor’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks Related to Our Business and Structure — We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients.”

OFS Advisor and its other affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between OFS Advisor’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures will be designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and OFS Advisor’s other clients. An investment opportunity that is suitable for multiple clients of OFS Advisor and its other affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its other affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Under OFS Advisor’s allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•	risk and return profile of the investment vehicles;
•	suitability/priority of a particular investment for the investment vehicles;
•	if applicable, the targeted position size of the investment for the investment vehicles;
•	level of available cash for investment with respect to the investment vehicles;
•	total amount of funds committed to the investment vehicles; and
•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made.

We have in the past co-invested and expect in the future to co-invest on a concurrent basis with OFSAM and its other affiliates, unless doing so is impermissible under existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We and OFS Advisor intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments under the circumstances where our board of directors determines that it would be advantageous for us to co-invest with other funds managed by OFSAM or its other affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Our senior management, members of the Investment Committees and other investment professionals from OFSAM or its other affiliates may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

We have entered into an Investment Advisory Agreement with OFS Advisor and pay OFS Advisor a management fee and incentive fee if applicable. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our board of directors with the valuation of our portfolio investments. OFS Advisor’s management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. If the underwriters exercise their option to purchase additional shares of our common stock, OFS Advisor has agreed to pay the sales load attributable to those additional shares. This could incentivize OFS Advisor to cause us to make more speculative investments or increase our debt outstanding in an effort to recoup its payment out of additional advisory compensation.

We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.”

We have entered into an Administration Agreement, pursuant to which OFS Services furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our shareholders and all other reports and materials required to be filed with the SEC or any other regulatory authority.

OFS Advisor is an affiliate of OFSC, with which it has entered into the Staffing Agreement. Under this agreement, OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement should provide OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of the OFS Advisor Investment Committee to serve in that capacity (including Mr. Ressler, who is currently the Chairman of OFS Advisor’s Investment Committee). OFS Advisor capitalizes on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of June 9, 2014, the beneficial ownership of the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 9,632,453 shares of common stock outstanding as of June 9, 2014.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups  —  interested directors and independent directors. Interested directors are “interested persons” of OFS Capital Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class
Other
OFSAM(1)	2,946,474	30.6%
Interested Directors
Glenn R. Pittson	65,566	*
Bilal Rashid	None	None
Independent Directors
Marc Abrams	2,000	*
Robert J. Cresci	None	None
Elaine E. Healy	None	None
Officers Who Are Not Directors
Robert S. Palmer	None	None
Eric P. Rubenfeld	1,000	*
Bei Zhang	None	None
Officers and Directors as a group (8 persons)	27,500	*

*	Less than 1.0%.
(1)	OFSAM is owned by Glenn R. Pittson, Bilal Rashid and other officers of OFS Advisor, the Company’s investment adviser. Neither of Messrs. Pittson or Rashid is a beneficial owner of the Company’s shares held by OFSAM for purposes of Section 13(d).

DOLLAR RANGE OF MARKET VALUE OF SECURITIES BENEFICIALLY
OWNED BY DIRECTORS

Set forth in the table below is the dollar range of equity securities beneficially owned by each director as of June 9, 2014.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors
Marc Abrams	$10,001 – $50,000
Robert J. Cresci	None
Elaine E. Healy	None
Interested Directors
Glenn R. Pittson	Over $100,000
Bilal Rashid	None

(1)	The dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. See “Risks — A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.”

We follow ASC Topic 820 for measuring fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined under ASC Topic 820 as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy under ASC Topic 820 are described below:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.
Level 2:	Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies.
Level 3:	Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. We assess the levels of the investments at each measurement date, and transfers between levels are recognized on the subsequent measurement date closest in time to the actual date of the event or change in circumstances that caused the transfer.

Investments for which prices are not observable are generally private investments in the equity and debt securities of operating companies. The primary analytical method used to estimate the fair value of Level 3 investments is the discounted cash flow method (although in certain instances a liquidation analysis, option theoretical, or other methodology may be most appropriate). The discounted cash flow approach to determine fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including assumed growth rate (in cash flows) and capitalization rates/multiples (for determining terminal values of underlying portfolio companies). The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, and financing transactions subsequent to the acquisition of the investment. Application of these valuation methodologies involves a significant degree of judgment by management.

To assess the reasonableness of the discounted cash flow approach, the fair value of equity securities, including warrants, in portfolio companies may also consider the market approach — that is, through analyzing, and applying to the underlying portfolio companies, market valuation multiples of publicly-traded firms engaged in businesses similar to those of the portfolio companies. The market approach to determining the fair value of a portfolio company’s equity security (or securities) will typically involve: (1) applying to the portfolio company’s trailing twelve months (or current year projected) EBITDA a low to high range of enterprise value to EBITDA multiples that are derived from an analysis of publicly-traded comparable companies, in order to arrive at a range of enterprise values for the portfolio company; (2) subtracting from the range of calculated enterprise values the outstanding balances of any debt or equity securities that would be senior in right of payment to the equity securities held by us; and (3) multiplying the range of equity values derived therefrom by our ownership share of such equity tranche in order to arrive at a range of fair values for our equity security (or securities). Application of these valuation methodologies involves a significant degree of judgment by management.

Equity in a portfolio company that invests in loans will typically be valued by arriving at a fair value of such vehicle’s loan assets (plus, when appropriate, the carrying value of certain other assets), and deducting the book value or fair value (as appropriate) of such vehicle’s liabilities to arrive at a fair value for the equity. When appropriate, in order to recognize value that would be created by growth opportunities of such portfolio company, equity in a portfolio company may also be valued by taking into consideration the magnitude, timing, and effective life of its expected future investments in loans.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we might realize significantly less than the value at which such investment had previously been recorded. With respect to Level 3 investments, where sufficient market quotations are not readily available or for which no or an insufficient number of indicative prices from pricing services or brokers or dealers have been received, we undertake, on a quarterly basis, a valuation process as described below:

•	For each debt investment, a basic credit rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by the Advisor Investment Committee.
•	Each portfolio company or investment is valued by an investment professional.
•	Preliminary valuation conclusions are then documented and discussed with individual members of the Advisor Investment Committee.
•	The preliminary valuations are then submitted to the Advisor Investment Committee for ratification.
•	Third party valuation firm(s) will be engaged to provide valuation services as requested, by reviewing the preliminary valuations of the Advisor Investment Committee. The Advisor Investment Committee’s preliminary fair value conclusions on each of the Company’s assets for which sufficient market quotations are not readily available will be reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the Company’s board of directors or required by the Company’s valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of the Company’s board of directors.

•	The Company’s board of directors will discuss valuations and determine the fair value of each investment in the portfolio in good faith based on the input of OFS Advisors and, where appropriate, the respective independent valuation firms.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our investment adviser’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and our investment adviser’s assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our shareholders, unless a shareholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered shareholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered shareholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to shareholders. The plan administrator will set up an account for shares acquired through the plan for each shareholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a shareholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those shareholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a shareholder is determined by dividing the total dollar amount of the distribution payable to such shareholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our shareholders have been tabulated.

There will be no brokerage charges or other charges to shareholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Shareholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal tax consequences as are shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the shareholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (888) 777-0324.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

General

On November 7, 2012, OFS Capital, LLC converted from a limited liability company to a Delaware Corporation. Under the terms of our certificate of incorporation, our authorized stock consists of 100,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share. Our common stock is quoted on The NASDAQ Global Select Market under the symbol “OFS.” The table below sets forth our capital stock as of June 9, 2014:

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.01 par value per share	100,000,000	—	9,632,453
Preferred Stock, $0.01 par value per share	200,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock), and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company.

We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Our certificate of incorporation provides that our directors will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its shareholders for breach of fiduciary duty as a director may be eliminated except for liability (a) for any breach of the director’s duty of loyalty to the registrant or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (d) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted by law as currently in effect or as may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our shareholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our shareholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only (a) by or at the direction of the board of directors, (b) pursuant to our notice of meeting or (c) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our board of directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Action by Shareholders

Under the DGCL, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting, unless the certificate of incorporation provides for shareholder action by less than unanimous written consent (which our certificate of incorporation does not). These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposed until the next annual meeting.

Shareholder Meetings

Our certificate of incorporation and bylaws provide that, except as otherwise required by law, special meetings of the shareholders can only be called by the chairman of the board, the vice chairman of the board, the president, the board of directors or shareholders who own of record a majority of the outstanding shares of each class of stock entitled to vote at the meeting. In addition, our bylaws establish an advance notice procedure for shareholder proposals to be brought before an annual meeting of shareholders, including proposed nominations of candidates for election to the board of directors. Shareholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a shareholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the shareholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next shareholder meeting shareholder actions that are favored by the holders of a majority of our outstanding voting securities.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our shareholders, and (2) our shareholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

As a BDC, we are required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

Recently, legislation was introduced in the U.S. House of Representatives intended to revise certain regulations applicable to BDCs. The legislation provides for (i) increasing the amount of funds BDCs may borrow by reducing asset to debt limitations from 2:1 to 3:2, (ii) permitting BDCs to file registration statements with the U.S. Securities and Exchange Commission that incorporate information from already-filed reports by reference, (iii) utilizing other streamlined registration processes afforded to operating companies, and (iv) allowing BDCs to own investment adviser subsidiaries. There are no assurances as to when the legislation will be enacted by Congress, if at all, or, if enacted, what final form the legislation would take.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our shareholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies. None of our investment policies are fundamental and may be changed without shareholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(a)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or
•	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.
(b)	Securities of any eligible portfolio company which we control.
(c)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(d)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. OFS Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our shareholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of OFS Capital and its shareholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to our Business and Structure — Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and OFS Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at www.ofscapital.com. You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. In addition, the code of ethics is attached as an exhibit to this registration statement and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to OFS Advisor. The proxy voting policies and procedures of OFS Advisor are set out below. The guidelines are reviewed periodically by OFS Advisor and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to OFS Advisor.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its effect on the portfolio securities held by our clients. In most cases we will vote in favor of proposals that we believe are likely to increase the economic value of the underlying portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts to our client, including with respect to OFS Capital, those directors who are not interested persons and we may request guidance from such persons on how to vote such proxies for their account.

Proxy Voting Records

You may obtain information about how we voted proxies for OFS Capital, free of charge, by making a written request for proxy voting information to: OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, Attention: Investor Relations, or by calling OFS Capital Corporation at (847) 734-2060. The SEC also maintains a website at http://www.sec.gov that contains such information.

Privacy Principles

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our shareholders, although certain nonpublic personal information of our shareholders may become available to us. We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our shareholders to employees of OFS Advisor and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Exemptive Relief

On November 26, 2013, we received an exemptive order which allows us to exclude SBA guaranteed indebtedness from the definition of senior securities in the statutory 200% asset coverage ratio.

Other

We have adopted an investment policy that mirrors the requirements applicable to us as a BDC under the 1940 Act.

We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and OFS Advisors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and OFS Advisors have designated a chief compliance officer to be responsible for administering the policies and procedures.

Our internet address is www.ofscapital.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

Small Business Investment Company Regulations

As noted above, on December 4, 2013, we acquired the remaining general and limited partnership interests in SBIC I LP, making it a wholly-owned subsidiary. SBIC I LP is an SBIC and must maintain compliance with SBA regulations.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid without penalty twice each year on certain dates. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $225 million. A proposed bill in the U.S. Senate, the Expanding Access to Capital for Entrepreneurial Act, or Senate Bill 511, would increase the total SBIC leverage capacity for affiliated SBIC funds from $225 million to $350 million. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

The investments of an SBIC are limited to loans to and equity securities of eligible small businesses. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after U.S. federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller concerns,” as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, real estate or investing in companies outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA requires that SBICs invest idle funds in accordance with SBA regulations. SBA regulations also include restrictions on a “change of control” or other transfers of limited partnership interests in an SBIC. In addition, SBIC I LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations.

SBIC I LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of the SBIC license and an SBA leverage commitment does not assure that SBIC I LP will receive SBA guaranteed debenture funding, and such funding is dependent upon SBIC I LP’s continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC I LP’s assets over our shareholders in the event that SBIC I LP is liquidated or the SBA exercises its remedies under the SBA debentures issued by SBIC I LP in the event of a default.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material United States federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our preferred stock or our common stock that will hold our preferred stock or common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our preferred stock or our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of holders with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

A “U.S. shareholder” generally is a beneficial owner of shares of our preferred stock or common stock who is for United States federal income tax purposes:

•	A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;
•	A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or
•	An estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. shareholder” is a beneficial owner of shares of our preferred stock or common stock that is not a partnership for United States federal income tax purposes or a U.S. shareholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding shares of our preferred stock or common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Regulated Investment Company

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we distribute to our shareholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order maintain RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

•	obtain and maintain our qualification as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

In order to maintain our qualification as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for each calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”). We may choose to retain a portion of our ordinary income and/or capital gain net income in any year and pay the 4% U.S. federal excise tax on the retained amounts.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its shareholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

The remainder of this discussion assumes that we obtain and maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional preferred stock or common stock. To the extent such distributions paid by us to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income,” or Qualifying Dividends, eligible to be taxed in the hands of non-corporate shareholders at the rates applicable to long-term gains, provided certain holding period and other requirements are met at both the shareholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional preferred stock or common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

We may decide to retain some or all of our net capital gain but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or its preferred stock or common stock. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, may be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the preferred stock or common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our preferred stock or common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, individual U.S. shareholders currently are subject to a reduced maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will report to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our shareholders, and this may affect our shareholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each shareholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in our shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisors before investing in our preferred stock or common stock.

Distributions of our investment company taxable income to Non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, for taxable years beginning prior to January 1, 2014, U.S. source withholding taxes were not imposed on dividends paid by us to the extent the dividends were reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represented distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. No assurance can be given, however, as to whether this exemption will be extended for tax years beginning on or after January 1, 2014 or whether any of our distributions will be reported as eligible for this exemption (if extended) from withholding tax.

Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our preferred stock or common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States, or (ii) the Non-U.S. shareholder is an individual that is present in the United States for 183 days or more during the taxable year.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. shareholder.

Legislation enacted in 2009 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an IRS

Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

If we were unable to maintain our qualification for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our shareholders. Distributions would not be required, and any distributions would be taxable to our shareholders as ordinary dividend income that would be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits (subject to limitations under the Code). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $150,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing shareholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing shareholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common shareholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, New York, NY 10038, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, OFS Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. OFS Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While OFS Advisor generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, OFS Advisor may select a broker based upon brokerage or research services provided to OFS Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if OFS Advisor determines in good faith that such commission is reasonable in relation to the services provided. For the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, we did not pay any brokerage commissions.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and the effectiveness of internal control over financial reporting appearing in this Prospectus and Registration Statement have been audited by McGladrey LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as stated in their reports appearing elsewhere herein, and are induded in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

The report of McGladrey LLP dated March 17, 2014, on the effectiveness of internal control over financial reporting as of December 31, 2013, expressed an opinion that OFS Capital Corporation and

Subsidiaries had not maintained effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 8, 2014, we dismissed McGladrey as our independent registered public accounting firm. During the fiscal year ended December 31, 2013 and through April 8, 2014, there were no disagreements between us and McGladrey with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years. Nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

On April 11, 2014, we engaged BDO as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2014. During the two most recent fiscal years and through April 11, 2014, the date of the engagement of BDO, neither the Company nor any person on its behalf has consulted with BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. BDO’s principal business address is 100 Park Avenue, New York, NY 10017.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We will file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. We maintain a website at http://www.ofscapitalcorp.com and make all of our periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Index to Financial Statements

OFS Capital Corporation and Subsidiaries

Unaudited Financial Statements
Consolidated Balance Sheets as of March 31, 2014 (unaudited) and December 31, 2013	F-2
Consolidated Statements of Operations for the Three Months Ended March 31, 2014 (unaudited) and 2013 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the Three Months Ended March 31, 2014 (unaudited) and March 31, 2013 (unaudited)	F-4
Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2014 (unaudited) and 2013 (unaudited)	F-5
Consolidated Schedules of Investments as of March 31, 2014 (unaudited) and December 31, 2013	F-6
Notes to Unaudited Consolidated Financial Statements	F-14
Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-35
Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting	F-36
Consolidated Balance Sheets as of December 31, 2013 and 2012	F-38
Consolidated Statements of Operations for the Year Ended December 31, 2013, the Period November 8, 2012 through December 31, 2012, the Period January 1, 2012 through November 7, 2012, and the Year Ended December 31, 2011	F-39
Consolidated Statements of Changes in Net Assets for the Year Ended December 31, 2013, the Period November 8, 2012 through December 31, 2012, the Period January 1, 2012 through November 7, 2012, and the Year Ended December 31, 2011	F-41
Consolidated Statements of Cash Flows for the Year Ended December 31, 2013, the Period November 8, 2012 through December 31, 2012, the Period January 1, 2012 through November 7, 2012, and the Year Ended December 31, 2011	F-42
Consolidated Schedules of Investments as of December 31, 2013 and 2012	F-49
Notes to Consolidated Financial Statements	F-54

OFS Capital Corporation and Subsidiaries

Consolidated Balance Sheets
(Dollar amounts in thousands, except per share data)

	March 31, 2014	December 31, 2013
	(unaudited)
Assets
Investments, at fair value
Non-control/non-affiliate investments (cost of $191,188 and $201,209, respectively)	$188,242	$197,338
Affiliate investments (cost of $32,677 and $32,618, respectively)	33,314	32,735
Control investment (cost of $8,990 and $9,596, respectively)	6,446	7,846
Total investments at fair value	228,002	237,919
Cash and cash equivalents	36,999	28,569
Restricted cash and cash equivalents	450	450
Interest receivable	582	644
Receivable from investment sold	—	4,493
Prepaid expenses and other assets	166	174
Intangible asset, net of accumulated amortization of $63 and $0, respectively	2,437	2,500
Goodwill	1,077	1,077
Due from affiliated entity	1	218
Deferred financing closing costs, net of accumulated amortization of $2,001 and $1,851, respectively	2,893	3,043
Total assets	$272,607	$279,087
Liabilities
Accrued professional fees	$576	$613
Interest payable	855	1,044
Management fees payable	1,347	1,168
Administration fee payable	475	280
Other payables	203	260
Deferred loan fee revenue	503	389
SBA debentures payable	26,000	26,000
Revolving line of credit	103,459	108,955
Total liabilities	133,418	138,709
Net Assets
Preferred stock, par value of $0.01 per share, 2,000,000 shares authorized, 0 shares issued and outstanding as of March 31, 2014 and December 31, 2013	—	—
Common stock, par value of $0.01 per share, 100,000,000 shares authorized, 9,632,453 and 9,629,797 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively	96	96
Paid-in capital in excess of par	143,160	143,126
Distributions in excess of net investment income	(5,977)	(4,103)
Accumulated net realized gain	2,742	2,742
Net unrealized depreciation on investments	(832)	(1,483)
Total net assets	139,189	140,378
Total liabilities and net assets	$272,607	$279,087
Number of shares outstanding	9,632,453	9,629,797
Net asset value per share	$14.45	$14.58

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Operations (unaudited)
(Dollar amounts in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Investment income
Interest income
Non-control/non-affiliate investments	$3,786	$4,365
Affiliate investments	827	—
Control investment	302	—
Total interest income	4,915	4,365
Dividend and fee income
Non-control/non-affiliate investments	8	—
Affiliate investments	64	—
Control investment	25	—
Total dividend and fee income	97	—
Total investment income	5,012	4,365
Expenses
Interest expense	991	847
Amortization and write-off of deferred financing closing costs	150	469
Amortization of intangible asset	63	—
Management fees	1,264	807
Professional fees	454	250
Administrative fee	475	280
General and administrative expenses	215	270
Total expenses	3,612	2,923
Net investment income	1,400	1,442
Net realized and unrealized gain (loss) on investments
Net realized gain on non-control/non-affiliate investments	—	5
Net change in unrealized depreciation on non-control/non-affiliate investments	926	1,173
Net change in unrealized appreciation/depreciation on affiliate investments	519	251
Net change in unrealized depreciation on control investment	(794)	—
Net realized and unrealized gain on investments	651	1,429
Net increase in net assets resulting from operations	$2,051	$2,871
Net investment income per common share – basic and diluted	$0.15	$0.15
Net increase in net assets resulting from operations per common share – basic and diluted	$0.21	$0.30
Dividends and distributions declared per common share – basic and diluted	$0.34	$0.34
Basic and diluted weighted average shares outstanding	9,631,155	9,601,952

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets (unaudited)
(Dollar amounts in thousands, except per share data)

	Common Stock		Paid-in Capital Excess of Par	Distributions in Excess of Net in Investment Income	Accumulated Net Realized Gain	Net Unrealized Depreciation on Investments	Total Net Assets
	Shares	Par
Balance at January 1, 2013	9,578,691	$96	$142,408	$(94)	$—	$(611)	$141,799
Net increase in net assets resulting from operations	—	—	—	1,442	5	1,424	2,871
Stock issued in connection with dividend reinvestment plan	34,891	—	501	—	—	—	501
Dividends and distributions	—	—	—	(3,264)	(5)	—	(3,269)
Balance at March 31, 2013	9,613,582	$96	$142,909	$(1,916)	$—	$813	$141,902
Balance at January 1, 2014	9,629,797	$96	$143,126	$(4,103)	$2,742	$(1,483)	$140,378
Net increase in net assets resulting from operations	—	—	—	1,400	—	651	2,051
Stock issued in connection with dividend reinvestment plan	2,656	—	34	—	—	—	34
Dividends and distributions	—	—	—	(3,274)	—	—	(3,274)
Balance at March 31, 2014	9,632,453	$96	$143,160	$(5,977)	$2,742	$(832)	$139,189

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Cash Flows (unaudited)
(Dollar amounts in thousands)

	Three Months Ended March 31,
	2014	2013
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$2,051	$2,871
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Amortization and write-off of deferred financing closing costs	150	469
Amortization of discounts and premiums	(304)	(329)
Amortization of deferred fee revenue	(37)	(38)
Amortization of intangible asset	63	—
Cash collection of deferred loan fee revenue	151	77
Payment-in-kind interest income	(126)	—
Net realized gain on non-control/non-affiliate investments	—	(5)
Net change in unrealized depreciation on non-control/non-affiliate investments	(926)	(1,173)
Net change in unrealized appreciation/depreciation on affiliate investments	(519)	(251)
Net change in unrealized depreciation on control investment	794	—
Purchase of portfolio investments	(8,901)	(7,507)
Additional equity investment in SBIC I LP	—	(2,618)
Proceeds from principal payments on portfolio investments	19,899	10,596
Proceeds from sale of portfolio investments	4,493	4,713
Changes in operating assets and liabilities:
Interest receivable	62	397
Prepaid expenses and other assets	8	63
Accrued professional fees	(37)	(110)
Due to/from affiliated entities, net	217	(9)
Interest payable	(189)	(400)
Management fees payable	179	203
Administration fee payable	195	170
Other payables	(43)	(61)
Net cash provided by operating activities	17,180	7,058
Cash Flows From Financing Activities
Net repayments of advances from affiliated entities	(14)	—
Cash dividends and distributions paid	(3,240)	(1,127)
Net repayments under revolving lines of credit	(5,496)	(2,033)
Net cash used in financing activities	(8,750)	(3,160)
Net increase increase in cash and cash equivalents	8,430	3,898
Cash and cash equivalents – beginning of period	28,569	8,270
Cash and cash equivalents – end of period	$36,999	$12,168
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$1,180	$1,247
Supplemental Disclosure of Noncash Financing and Investing Activities:
Dividends and distributions paid by issuance of common stock	$34	$501
Dividends and distributions payable	—	3,269

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited)
March 31, 2014
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Aerospace & Defense
Aero-Metric, Inc.	Senior Secured Term Loan	6.75%	(L +5.50%)	8/27/17	$2,696	$2,668	$2,690	1.9%
Whitcraft LLC	Senior Secured Term Loan	6.75%	(L +5.25%)	12/16/15	4,097	4,070	3,867	2.8
					6,793	6,738	6,557	4.7
Automotive
Tectum Holdings Inc	Senior Secured Term Loan A	5.25%	(L +4.25%)	9/12/18	3,014	3,006	3,006	2.2
Trico Products Corporation	Senior Secured Term Loan	6.25%	(L +4.75%)	7/22/16	4,138	4,108	4,103	2.9
					7,152	7,114	7,109	5.1
Banking, Finance, Insurance & Real Estate
AssuredPartners Capital, Inc.	Senior Secured Term Loan A	6.75%	(L +4.50%)	12/14/18	4,828	4,828	4,828	3.5
Captive Resources Midco LLC	Senior Secured Term Loan	6.50%	(L +5.00%)	1/2/19	4,925	4,868	4,812	3.5
CSI Financial Services, LLC(6)	Senior Secured Term Loan	7.00%	(L +5.75%)	12/12/18	3,334	3,291	3,334	2.4
MCMC LLC	Senior Secured Term Loan A	7.50%	(L +6.00%)	9/30/16	3,783	3,754	3,784	2.7
MYI Acquiror Limited(6)	Senior Secured Term Loan A	6.25%	(L +4.75%)	9/13/16	4,899	4,861	4,848	3.5
Personable Holdings, Inc.	Senior Secured Term Loan	6.25%	(L +5.00%)	5/16/18	2,850	2,828	2,850	2.0
Townsend Acquisition LLC	Senior Secured Term Loan	6.25%	(L +4.75%)	5/18/16	4,352	4,299	4,321	3.1
					28,971	28,729	28,777	20.7
Capital Equipment
Dorner MFG, Corp.	Senior Secured Term Loan	6.00%	(L +4.75%)	6/15/17	3,187	3,146	3,107	2.2
Elgin Fasteners Group	Senior Secured Term Loan	6.00%	(L +4.75%)	8/26/16	4,812	4,742	4,744	3.4
					7,999	7,888	7,851	5.6
Chemicals, Plastics & Rubber
Actagro, LLC	Senior Secured Term Loan	5.55%	(L +4.25%)	12/30/16	3,380	3,352	3,285	2.4
Dash Materials LLC	Senior Secured Term Loan	8.75%	(L +7.50%)	12/26/17	4,747	4,729	4,748	3.4
ICM Products Inc	Senior Secured Term Loan	5.50%	(L +4.50%)	3/31/19	2,149	2,121	2,149	1.5
Inhance Technologies Holdings LLC	Senior Secured Term Loan A	5.50%	(L +4.50%)	2/7/18	2,542	2,522	2,522	1.8
KODA Distribution Group, Inc.	Senior Secured Term Loan A	6.00%	(L +5.00%)	4/9/18	3,911	3,895	3,903	2.8
VanDeMark Chemical Inc.	Senior Secured Term Loan	6.50%	(L +5.25%)	11/30/17	2,826	2,784	2,797	2.0
					19,555	19,403	19,404	13.9
Construction & Building
Jameson LLC	Senior Secured Term Loan	7.50%	(L +5.50%)	10/1/15	1,799	1,788	1,799	1.3
					1,799	1,788	1,799	1.3
Consumer goods: Non-durable
Pacific World	Senior Secured Term Loan	5.75%	(L +4.75%)	10/31/16	4,670	4,626	4,575	3.3
Phoenix Brands LLC	Senior Secured Term Loan A	9.30%	(L +7.75%)	1/31/16	3,031	3,011	2,899	2.1
					7,701	7,637	7,474	5.4
Containers, Packaging & Glass
Mold-Rite Plastics, LLC	Senior Secured Term Loan	5.50%	(L +4.25%)	6/30/16	4,204	4,174	4,174	3.0
					4,204	4,174	4,174	3.0
Energy: Oil & Gas
ANS Distributing, INC.	Senior Secured Term Loan	8.00%	(L +6.50%)	11/1/17	2,927	2,885	2,927	2.1
Charter Brokerage LLC	Senior Secured Term Loan A	8.00%	(L +6.50%)	10/10/16	4,212	4,175	4,212	3.0
					7,139	7,060	7,139	5.1
Environmental Industries
Apex Companies, LLC.	Senior Secured Term Loan	5.50%	(L +4.50%)	3/28/19	3,859	3,832	3,832	2.8
JWC Environmental, LLC.	Senior Secured Term Loan	6.00%	(L +4.50%)	8/3/16	3,999	3,979	3,939	2.8
					7,858	7,811	7,771	5.6

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
March 31, 2014
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value		Percent of Net Assets
Healthcare & Pharmaceuticals
Accelerated Health Systems LLC	Senior Secured Term Loan	5.75%	(L +4.50%)	7/22/17	$4,875	$4,847	$4,793		3.4%
Behavioral Health Group	Senior Secured Term Loan A	5.75%	(L +4.50%)	8/18/16	4,587	4,564	4,496		3.2
Elements Behavioral Health, Inc.	Senior Secured Term Loan A	5.25%	(L +4.25%)	2/12/19	4,754	4,706	4,707		3.4
HealthFusion, Inc.(5)	Senior Secured Loan	13.00%	N/A	10/7/18	5,750	5,672	5,810		4.2
	Common Stock Warrants (1,910,302 shares)					—	352		0.2
					5,750	5,672	6,162		4.4
Hygenic Corporation	Senior Secured Term Loan	6.00%	(L +4.75%)	10/11/18	4,719	4,666	4,666		3.4
Vention Medical, Inc. (f/k/a MedTech Group, Inc.)	Senior Secured Term Loan	6.50%	(L +5.25%)	9/7/16	4,636	4,602	4,618		3.3
NeuroTherm, Inc	Senior Secured Term Loan	5.75%	(L +4.50%)	2/1/16	3,696	3,672	3,693		2.7
Strata Pathology Services, Inc.(7)	Senior Secured Term Loan	11.00%	(L +9.50%)	6/30/16	4,037	3,988	1,049		0.8
Studer Group LLC	Senior Secured Term Loan	6.00%	(L +4.75%)	7/31/18	3,690	3,662	3,575		2.6
The Ritedose Corporation	Senior Secured Term Loan	6.75%	(L +5.00%)	11/10/16	3,054	3,027	3,045		2.2
United Biologics Holdings, LLC(5)	Senior Secured Loan	12.0% cash/ 2.00% PIK	N/A	3/5/17	4,120	4,042	4,052		2.9
	Class A-1 Units (2,686 units) and Kicker Units (2,015 units)					9	15		—
	Class A-1 Warrants (2,272 units) and Kicker Warrants (1,704 units)					8	12		—
	Class A Warrants (10,160 units)					67	87		0.1
	Class B Warrants (15,238 units)					7	24		—
					4,120	4,133	4,190		3.0
					47,918	47,539	44,994		32.4
High Tech Industries
Anaren, Inc.(5)	Senior Secured Term Loan	5.50%	(L +4.50%)	2/18/21	2,993	2,963	2,963		2.1
B&B Electronics Manufacturing Company	Senior Secured Term Loan A	6.55%	(L +5.00%)	4/4/15	2,668	2,654	2,569		1.8
OnePath Systems, LLC	Senior Secured Term Loan	7.50%	(L +6.00%)	6/6/17	2,313	2,284	2,313		1.7
					7,974	7,901	7,845		5.6
Media: Advertising, Printing & Publishing
Content Marketing, LLC	Senior Secured Term Loan	7.50%	(L +6.25%)	12/21/17	3,343	3,306	3,343		2.4
Media Source	Senior Secured Term Loan B	7.50%	(L +6.00%)	11/7/16	3,451	3,414	3,451		2.5
Media Source	Senior Secured Term Loan A	6.75%	(L +5.25%)	11/7/16	1,201	1,188	1,201		0.9
Pamarco Technologies, Inc.	Senior Secured Revolver	N/A	(L +3.75%)	12/31/14	—	(3)	(4	)(2)	—
Pamarco Technologies, Inc.	Senior Secured Term Loan A	6.00%	(L +3.75%)	12/31/14	1,206	1,203	1,203		0.9
					9,201	9,108	9,194		6.7
Media: Broadcasting & Subscription
Campus Televideo, Inc.	Senior Secured Term Loan	7.25%	(L +5.75%)	10/23/17	4,216	4,141	4,216		3.0
					4,216	4,141	4,216		3.0
Retail
Tharpe Company, Inc.	Senior Secured Term Loan	6.75%	(L +5.50%)	10/19/17	4,019	3,977	3,987		2.9
					4,019	3,977	3,987		2.9

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
March 31, 2014
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Services: Business
Revspring Inc. (f/k/a Dantom Systems, Inc.)	Senior Secured Term Loan	5.50%	(L +4.25%)	8/3/17	$4,691	$4,663	$4,519	3.2%
Young Innovations, Inc.	Senior Secured Term Loan A	5.75%	(L +4.50%)	1/30/19	2,683	2,651	2,556	1.8
					7,374	7,314	7,075	5.0
Services: Consumer
smarTours, LLC(5)	Senior Secured Loan	10.00% cash/ 0.50% PIK	N/A	10/11/18	5,012	4,915	5,050	3.6
	Preferred Equity A (500,000 units)					500	542	0.4
					5,012	5,415	5,592	4.0
Telecommunications
Barcodes LLC	Senior Secured Term Loan	7.25%	(L +6.00%)	11/2/17	2,960	2,928	2,960	2.1
NHR Holdings, LLC	Senior Secured Term Loan A	5.55%	(L +4.25%)	11/30/18	2,272	2,246	2,147	1.5
NHR Holdings, LLC	Senior Secured Term Loan B	5.55%	(L +4.25%)	11/30/18	2,303	2,277	2,177	1.6
					7,535	7,451	7,284	5.2
Total Non-control/Non-affiliate Investments					192,420	191,188	188,242	135.2
Affiliate Investments
Aerospace & Defense
Malabar International(5)	Subordinated Loan	12.50% cash/ 2.50% PIK	N/A	5/21/17	5,148	5,243	5,246	3.8
	Preferred Stock (1,494 shares)					3,933	4,039	2.9
					5,148	9,176	9,285	6.7
Healthcare & Pharmaceuticals
Pfanstiehl Holdings, Inc(5)	Subordinated Loan	12.00% cash/ 4.00% PIK	N/A	9/29/18	3,711	3,814	3,786	2.7
	Class A Common Equity (400 shares)					217	589	0.4
					3,711	4,031	4,375	3.1
Services: Business
Contract Datascan Holdings, Inc.(5)	Senior Secured Term Loan B	10.50%	(L +9.50%)	12/17/18	12,265	12,150	12,280	8.8
	Preferred Equity A (2,463 shares)					2,011	2,011	1.5
	Preferred Equity B (382 shares)					437	437	0.3
	Common Equity (9,069 shares)					—	—	—
					12,265	14,598	14,728	10.6
Sentry Centers Holdings, LLC(5)	Senior Secured Loan	14.00%	N/A	6/28/18	5,000	4,872	4,926	3.6
	Preferred Equity A (82.5 units)					—	—	—
					5,000	4,872	4,926	3.6
					17,265	19,470	19,654	14.2
Total Affiliate Investments					26,124	32,677	33,314	24.0

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (Continued)
March 31, 2014
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Control Investment
Services: Business
Tangible Software, Inc.(5)	Senior Secured Loan	12.50% cash/ 1.50% PIK	N/A	9/28/16	$8,323	$8,318	$6,446	4.6%
	Common Equity B (1,485,000 units)					518	—	—
	Common Equity B-1 (1,022,562 units)					77	—	—
	Common Equity B-2 (615,080 units)					77	—	—
					8,323	8,990	6,446	4.6
Total Control Investment					8,323	8,990	6,446	4.6
Total Investments					226,867	232,855	228,002	163.8

Name of Portfolio Company	Investment Type	Principal Amount	Cost		Fair Value		Percent of Net Assets
Money Market
WF Prime INVT MM #1752(8)	Money Market	N/A	$1,719	(3)	$1,719	(3)	1.2%
WFB Secured Institutional MM(8)	Money Market	N/A	450	(4)	450	(4)	0.3
US Bank Money Market Deposit Account	Money Market	N/A	30,310	(3)	30,310	(3)	21.8
Total Money Market			32,479		32,479		23.3
Total Investments and Money Market (United States)		$226,867	$265,334		$260,481		187.1%

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR (L) or Prime (P) and which is reset daily, quarterly or semi-annually. For each investment, we have provided the spread over LIBOR and current interest rate in effect at March 31, 2014. Certain investments are subject to a LIBOR or Prime interest rate floor.
(2)	The negative fair value is the result of the unfunded commitment being valued below par.
(3)	Included in cash and cash equivalents on the consolidated balance sheets.
(4)	Included in restricted cash and cash equivalents on the consolidated balance sheets.
(5)	Investments held by SBIC I LP. All other investments are held by OFS Capital WM, and are pledged as collateral under the OFS Capital WM credit facility.
(6)	Indicates assets that the Company deems not “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(7)	Non-accrual loan.
(8)	Money market accounts held by OFS Capital WM, and pledged as collateral under the OFS Capital WM credit facility.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Aerospace & Defense
Aero-Metric, Inc.	Senior Secured Term Loan	6.75%	(L +5.50%)	8/27/17	$2,713	$2,683	$2,705	1.9%
Whitcraft LLC	Senior Secured Term Loan	6.50%	(L +5.00%)	12/16/15	4,188	4,157	3,882	2.8
					6,901	6,840	6,587	4.7
Automotive
Tectum Holdings Inc	Senior Secured Term Loan A	6.50%	(L +5.25%)	12/3/15	3,013	2,999	3,005	2.1
Trico Products Corporation	Senior Secured Term Loan	6.25%	(L +4.75%)	7/22/16	4,196	4,162	4,156	3.0
					7,209	7,161	7,161	5.1
Banking, Finance, Insurance & Real Estate
AssuredPartners Capital, Inc.	Senior Secured Term Loan A	5.75%	(L +4.50%)	12/14/18	4,840	4,840	4,840	3.4
Captive Resources Midco LLC	Senior Secured Term Loan	7.75%	(P +4.50%)	10/31/18	4,938	4,878	4,878	3.5
CSI Financial Services, LLC(6)	Senior Secured Term Loan	7.00%	(L +5.75%)	12/12/18	3,379	3,332	3,332	2.4
MCMC LLC	Senior Secured Term Loan A	7.50%	(L +6.00%)	9/30/16	3,946	3,912	3,946	2.8
MYI Acquiror Limited(6)	Senior Secured Term Loan A	6.25%	(L +4.75%)	9/13/16	4,899	4,857	4,842	3.4
Personable Holdings, Inc.	Senior Secured Term Loan	8.25%	(P +5.00%)	5/16/18	2,887	2,863	2,887	2.1
Townsend Acquisition LLC	Senior Secured Term Loan	6.25%	(L +4.75%)	5/18/16	4,413	4,353	4,377	3.1
					29,302	29,035	29,102	20.7
Beverage, Food & Tobacco
Columbus Manufacturing, Inc.	Senior Secured Term Loan B	6.50%	(L +5.25%)	4/17/18	3,960	3,914	3,915	2.8
Phillips Feed & Pet Supply	Senior Secured Term Loan	6.05%	(L +4.25%)	10/13/17	3,184	3,158	3,184	2.3
					7,144	7,072	7,099	5.1
Capital Equipment
Dorner MFG, Corp.	Senior Secured Term Loan	6.00%	(L +4.75%)	6/15/17	3,228	3,184	3,142	2.2
Elgin Fasteners Group	Senior Secured Term Loan	6.00%	(L +4.75%)	8/26/16	4,844	4,766	4,766	3.4
					8,072	7,950	7,908	5.6
Chemicals, Plastics & Rubber
Actagro, LLC	Senior Secured Term Loan	5.76%	(L +4.50%)	12/30/16	3,423	3,394	3,339	2.4
Dash Materials LLC	Senior Secured Term Loan	8.75%	(L +7.50%)	12/26/17	4,811	4,790	4,811	3.4
ICM Products Inc	Senior Secured Term Loan	7.50%	(L +6.00%)	2/1/17	2,149	2,123	2,149	1.5
Inhance Technologies Holdings LLC	Senior Secured Term Loan A	9.00%	(L +7.50%)	1/4/17	2,574	2,551	2,574	1.8
KODA Distribution Group, Inc.	Senior Secured Term Loan A	6.00%	(L +5.00%)	4/9/18	3,936	3,919	3,826	2.7
VanDeMark Chemical Inc.	Senior Secured Term Loan	6.50%	(L +5.25%)	11/30/17	2,864	2,819	2,827	2.0
					19,757	19,596	19,526	13.8
Construction & Building
Jameson LLC	Senior Secured Term Loan	7.50%	(L +5.50%)	10/1/15	1,888	1,874	1,888	1.3
					1,888	1,874	1,888	1.3
Consumer goods: Non-durable
Pacific World	Senior Secured Term Loan	5.75%	(L +4.75%)	10/31/16	4,682	4,634	4,574	3.3
Phoenix Brands LLC	Senior Secured Term Loan A	9.25%	(L +7.75%)	1/31/16	3,031	3,008	2,854	2.0
					7,713	7,642	7,428	5.3
Containers, Packaging & Glass
Mold-Rite Plastics, LLC	Senior Secured Term Loan	6.25%	(L +4.50%)	6/30/16	4,268	4,235	4,231	3.0
					4,268	4,235	4,231	3.0
Energy: Oil & Gas
ANS Distributing, INC.	Senior Secured Term Loan	8.00%	(L +6.50%)	11/1/17	2,966	2,920	2,966	2.1
Charter Brokerage LLC	Senior Secured Term Loan A	8.00%	(L +6.50%)	10/10/16	4,269	4,228	4,269	3.0
					7,235	7,148	7,235	5.1

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (Continued)
December 31, 2013
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value		Percent of Net Assets
Environmental Industries
Apex Companies, LLC.	Senior Secured Term Loan	6.75%	(L +5.50%)	12/10/18	$3,859	$3,829	$3,811		2.7%
JWC Environmental, LLC.	Senior Secured Term Loan	6.00%	(L +4.50%)	8/3/16	4,010	3,989	3,943		2.8
					7,869	7,818	7,754		5.5
Healthcare & Pharmaceuticals
Accelerated Health Systems LLC	Senior Secured Term Loan	5.75%	(L +4.50%)	7/22/17	4,888	4,857	4,727		3.4
Aegis Sciences Corporation	Senior Secured Term Loan A	6.50%	(L +5.25%)	10/21/16	4,700	4,651	4,675		3.3
Behavioral Health Group	Senior Secured Term Loan A	5.75%	(L +4.50%)	8/18/16	4,604	4,578	4,501		3.3
Elements Behavioral Health, Inc.	Senior Secured Term Loan A	7.50%	(L +6.00%)	8/14/17	4,754	4,703	4,753		3.4
HealthFusion, Inc.(5)	Senior Secured Loan	13.00%	N/A	10/7/18	5,750	5,668	5,668		4.0
	Common Stock Warrants (1,910,302 shares)					—	—		—
					5,750	5,668	5,668		4.0
Hygenic Corporation	Senior Secured Term Loan	5.75%	(L +4.50%)	10/11/18	4,731	4,675	4,508		3.2
Vention Medical, Inc. (f/k/a MedTech Group, Inc.)	Senior Secured Term Loan	6.50%	(L +5.25%)	9/7/16	4,667	4,629	4,644		3.3
NeuroTherm, Inc	Senior Secured Term Loan	6.50%	(L +5.00%)	2/1/16	3,696	3,668	3,690		2.6
Strata Pathology Services, Inc.(7)	Senior Secured Term Loan	11.00%	(L +9.50%)	6/30/16	4,037	3,988	1,051		0.7
Studer Group LLC	Senior Secured Term Loan	6.00%	(L +4.75%)	7/31/18	3,738	3,706	3,614		2.6
The Ritedose Corporation	Senior Secured Term Loan	6.75%	(L +5.00%)	11/10/16	3,182	3,151	3,172		2.3
United Biologics Holdings, LLC(5)	Senior Secured Loan	12.00% cash/ 2.00% PIK	N/A	3/5/17	3,290	3,217	3,218		2.3
	Class A-1 Units (2,686 units) and Kicker Units (2,015 units)					9	15		—
	Class A-1 Warrants (2,272 units) and Kicker Warrants (1,704 units)					8	12		—
	Class A Warrants (10,160 units)					67	83		0.1
	Class B Warrants (15,238 units)					7	25		—
					3,290	3,308	3,353		2.4
					52,037	51,582	48,356		34.5
High Tech Industries
B&B Electronics Manufacturing Company	Senior Secured Term Loan A	6.50%	(L +5.00%)	4/4/15	2,715	2,697	2,577		1.8
OnePath Systems, LLC	Senior Secured Term Loan	7.50%	(L +6.00%)	6/6/17	2,344	2,312	2,344		1.7
					5,059	5,009	4,921		3.5
Media: Advertising, Printing & Publishing
Content Marketing, LLC	Senior Secured Term Loan	7.50%	(L +6.25%)	12/21/17	3,508	3,466	3,508		2.5
Media Source	Senior Secured Term Loan B	7.50%	(L +6.00%)	11/7/16	3,460	3,420	3,460		2.5
Media Source	Senior Secured Term Loan A	6.75%	(L +5.25%)	11/7/16	1,223	1,209	1,223		0.9
Pamarco Technologies, Inc.	Senior Secured Revolver	N/A	(L +3.75%)	12/31/14	—	(4)	(6	)(2)	—
Pamarco Technologies, Inc.	Senior Secured Term Loan A	6.00%	(L +3.75%)	12/31/14	1,522	1,518	1,516		1.1
					9,713	9,609	9,701		7.0
Media: Broadcasting & Subscription
Campus Televideo, Inc.	Senior Secured Term Loan	7.25%	(L +5.75%)	10/23/17	4,305	4,223	4,305		3.1
					4,305	4,223	4,305		3.1

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (Continued)
December 31, 2013
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Retail
Tharpe Company, Inc.	Senior Secured Term Loan	6.50%	(L +5.25%)	10/19/17	$4,138	$4,091	$4,092	2.9%
					4,138	4,091	4,092	2.9
Services: Business
Revspring Inc. (f/k/a Dantom Systems, Inc.)	Senior Secured Term Loan	5.50%	(L +4.25%)	8/3/17	4,752	4,723	4,723	3.4
Young Innovations, Inc.	Senior Secured Term Loan A	5.75%	(L +4.50%)	1/30/19	2,762	2,727	2,623	1.9
					7,514	7,450	7,346	5.3
Services: Consumer
smarTours, LLC(5)	Senior Secured Loan	10.00% cash/ 0.50% PIK	N/A	10/11/18	5,006	4,903	4,903	3.5
	Preferred Equity A (500,000 units)					500	500	0.4
					5,006	5,403	5,403	3.9
Telecommunications
Barcodes LLC	Senior Secured Term Loan	7.25%	(L +6.00%)	11/2/17	2,986	2,952	2,986	2.1
NHR Holdings, LLC	Senior Secured Term Loan A	5.75%	(L +4.50%)	11/30/18	2,272	2,244	2,140	1.5
NHR Holdings, LLC	Senior Secured Term Loan B	5.75%	(L +4.50%)	11/30/18	2,303	2,275	2,169	1.6
					7,561	7,471	7,295	5.2
Total Non-control/Non-affiliate Investments					202,691	201,209	197,338	140.6
Affiliate Investments
Aerospace & Defense
Malabar International(5)	Subordinated Loan	12.50% cash/ 2.50% PIK	N/A	5/21/17	5,116	5,223	5,223	3.7
	Preferred Stock (1,494 shares)					3,933	3,911	2.8
					5,116	9,156	9,134	6.5
Healthcare & Pharmaceuticals
Pfanstiehl Holdings, Inc(5)	Subordinated Loan	12.00% cash/ 4.00% PIK	N/A	9/29/18	3,674	3,786	3,785	2.7
	Class A Common Equity (400 shares)					217	371	0.3
					3,674	4,003	4,156	3.0
Services: Business
Contract Datascan Holdings, Inc.(5)	Senior Secured Term Loan B	10.50%	(L +9.50%)	12/17/18	12,265	12,144	12,144	8.7
	Preferred Equity A (2,463 shares)					2,011	2,011	1.4
	Preferred Equity B (382 shares)					437	437	0.3
	Common Equity (9,069 shares)					—	—	—
					12,265	14,592	14,592	10.4
Sentry Centers Holdings, LLC(5)	Senior Secured Loan	14.00%	N/A	6/28/18	5,000	4,867	4,853	3.4
	Preferred Equity A (60 units)					—	—	—
					5,000	4,867	4,853	3.4
					17,265	19,459	19,445	13.8
Total Affiliate Investments					$26,055	$32,618	$32,735	23.3%

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (Continued)
December 31, 2013
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Control Investment
Services: Business
Tangible Software, Inc.(5)	Senior Secured Loan	12.50% cash/ 1.50% PIK	N/A	9/28/16	$8,920	$8,924	$7,846	5.6%
	Common Equity B (1,485,000 units)					518	—	—
	Common Equity B-1 (1,022,562 units)					77	—	—
	Common Equity B-2 (615,080 units)					77	—	—
					8,920	9,596	7,846	5.6
Total Control Investment					8,920	9,596	7,846	5.6
Total Investments					$237,666	$243,423	$237,919	169.5%

Name of Portfolio Company	Investment Type	Principal Amount	Cost		Fair Value		Percent of Net Assets
Money Market
WF Prime INVT MM #1752(8)	Money Market	N/A	$3,829	(3)	$3,829	(3)	2.7%
WFB Secured Institutional MM(8)	Money Market	N/A	450	(4)	450	(4)	0.3
US Bank Money Market Deposit Account	Money Market	N/A	20,590	(3)	20,590	(3)	14.7
Total Money Market			24,869		24,869		17.7
Total Investments and Money Market (United States)		$237,666	$268,292		$262,788		187.2%

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR (L) or Prime (P) and which is reset daily, quarterly or semiannually. For each investment, we have provided the spread over LIBOR or Prime and current interest rate in effect at December 31, 2013. Certain investments are subject to a LIBOR or Prime interest rate floor.
(2)	The negative fair value is the result of the unfunded commitment being valued below par.
(3)	Included in cash and cash equivalents on the consolidated balance sheets.
(4)	Included in restricted cash and cash equivalents on the consolidated balance sheets.
(5)	Investments held by SBIC I LP investments. All other investments were held by OFS Capital WM, and were pledged as collateral under the OFS Capital WM credit facility.
(6)	Indicates assets that the Company deems not “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(7)	Non-accrual loan.
(8)	Money market accounts held by OFS Capital WM, and pledged as collateral under the OFS Capital WM credit facility.

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 1. Organization

OFS Capital Corporation (“OFS Capital”, the “Company”, or “we”) is a Delaware corporation formed on November 7, 2012 and is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

From time to time, the term OFS Capital, the Company, or we may be used herein to refer to OFS Capital Corporation, individually, or OFS Capital Corporation and/or its subsidiaries either collectively or individually, as well as, with respect to all periods prior to the initial public offering (“IPO”) date of November 7, 2012, OFS Capital, LLC.

On November 7, 2012, the Company priced its IPO, selling 6,666,667 shares of its common stock at a public offering price of $15 per share and raising $100 million in gross proceeds. Immediately prior to the IPO, on November 7, 2012, OFS Capital, LLC converted from a limited liability company to a corporation, as a result of which the sole membership interest held in OFS Capital, LLC by Orchard First Source Asset Management, LLC (“OFSAM”) prior to the conversion was exchanged for 2,912,024 shares of common stock in the Company.

On September 28, 2010, OFS Capital, LLC became the 100% equity owner of OFS Capital WM, LLC (“OFS Capital WM”). On September 29, 2011, OFS Capital, LLC became the primary beneficiary in OFS SBIC I, LP (formerly known as Tamarix Capital Partners, L.P.; “SBIC I LP”), a variable interest entity (“VIE”) under the applicable provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 810, “Consolidation” (“ASC Topic 810”). On May 10, 2012, upon SBIC I LP’s receipt of a Small Business Investment Company (“SBIC”) license, OFS Capital, LLC became an approximately 68% limited partner in SBIC I LP. On December 4, 2013, the Company acquired the remaining limited partnership interests in SBIC I LP (the “Tamarix LP Acquisition”), as well as the remaining membership interests in OFS SBIC I GP, LLC (formerly known as Tamarix Capital G.P. LLC, “SBIC I GP”), the general partner of SBIC I LP that holds 1% limited partnership interest in SBIC I LP (the “Tamarix GP Acquisition”) (Tamarix LP Acquisition and Tamarix GP Acquisition are collectively referred to as the “SBIC Acquisitions”). As a result of the SBIC Acquisitions, SBIC I LP and SBIC I GP became wholly owned subsidiaries of the Company effective December 4, 2013 (see Note 3 for more details).

The Company’s investment strategy is to invest primarily in senior secured debt investments to middle market companies and, to a lesser extent, junior capital, including mezzanine debt and preferred and common equity and warrants. The Company has entered into an investment advisory and management agreement with OFS Capital Management, LLC (“OFS Capital Management”, or the “Investment Advisor”), under which the Investment Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company (see Note 4 for more detail).

Note 2. Summary of Significant Accounting Policies

Basis of presentation:  The accompanying interim consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, the consolidated financial statements reflect all adjustments consisting only of normal recurring accruals and adjustments. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation. The December 31, 2013

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

consolidated balance sheet was derived from the audited balance sheet included in the Company’s annual report on Form 10-K for the year ended December 31, 2013.

Principles of consolidation:  The Company’s March 31, 2014 consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, OFS Capital WM, OFS Funding, LLC, SBIC I LP and SBIC I GP. The Company consolidates an affiliated subsidiary if it owns more than 50 percent of the subsidiary’s equity and holds the controlling financial interest in such subsidiary. The Company also consolidates a VIE if it is the primary beneficiary in the VIE. Effective July 27, 2012, the Company deconsolidated the financial statements of SBIC I LP from its own (see Note 3). Effective December 4, 2013, the Company consolidated the financial statements of SBIC I LP and SBIC I GP into its own (see Note 3).

Fair value of financial instruments:  The Company applies fair value to substantially all of its financial instruments in accordance with Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant that holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs).

Changes to the valuation policy are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are justified. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies.

See Note 6 for more detailed disclosures of the Company’s fair value measurements of its financial instruments.

Investment classification:  The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies where the Company owns more than 25% of the voting securities of such company or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in those companies where the Company owns between 5% and 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.

Use of estimates:  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Reportable segments:  In accordance with segment guidance set by Accounting Standards Codification 280, “Segment Reporting” (“ASC Topic 280”), the Company has determined that it has a single reportable segment and operating segment structure.

Cash and cash equivalents:  Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities at the time of acquisition of three months or less. The Company places its cash in financial institutions and at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Restricted cash and cash equivalents:  Restricted cash and cash equivalents represent amounts maintained in the Unfunded Exposure Account of OFS Capital WM as defined by the Loan Sale Agreement and other applicable transaction documents and are subject to the lien of the trustee for the benefit of the secured parties of OFS Capital WM. Proceeds in the Unfunded Exposure Account, along with advances under the OFS Capital WM Credit Facility (see Note 8), are utilized to fund an eligible loan owned by OFS Capital WM that has an unfunded revolving commitment.

Revenue recognition:

Investments and related investment income:  Investments are recorded at fair value. The Company’s Board determines the fair value of its portfolio investments. Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. The Company accrues interest income until certain events take place, which may place a loan into a non-accrual status. In addition, the Company may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount (“OID”), market discount or premium, and loan amendment fees (collectively, “net loan origination fee income”) are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. When the Company receives a loan principal payment, the OID related to the paid principal is accelerated and recognized in interest income. All other income is recorded into income when earned. Further, in connection with the Company’s debt investments, the Company will sometimes receive warrants or similar no cost equity-related securities (“Warrants”). The Company determines the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as OID, and accreted into interest income over the life of the debt security. Dividend income is recorded at the time dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. Distribution of earnings from portfolio companies are evaluated to determine if the distribution is income or return of capital.

As of March 31, 2014 and December 31, 2013, unamortized discounts and origination fees on debt investments amounted to $1,874 and $2,105, respectively. For the three months ended March 31, 2014 and 2013, the Company recognized net loan origination fee income of $342 and $366, respectively.

For investments with contractual payment-in-kind interest (“PIK”), which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity (or at some other stipulated date), the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the three months ended March 31, 2014 and 2013, the Company recognized PIK interest in the amount of $126 and $0, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net changes in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Non-accrual loans:  Loans on which the accrual of interest income has been discontinued are designated as non-accrual loans, and non-accrual loans are further designated to be accounted for under either a non-accrual cash method or a non-accrual cost recovery method. Loans are generally placed on non-accrual when a loan either: (i) is delinquent for 90 days or more on principal or interest based on contractual terms of the loan (unless well secured and in the process of collection), or (ii) in the opinion of the Company’s management, there is reasonable doubt about the collectability. When loans are placed on non-accrual status, all interest previously accrued but not collected is reversed against current period interest income. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals are resumed on non-accrual loans only when they are brought current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to all principal and interest. The Company had one non-accrual loan at March 31, 2014 and December 31, 2013. This loan had a fair value of $1,049 and $1,051 at March 31, 2014 and December 31, 2013, respectively.

Income taxes:  The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its shareholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company has made, and intends to continue to make, the requisite distributions to its shareholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its shareholders.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions into the next tax year in an amount less than what would trigger payments of federal income tax under subchapter M of the Code. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines its estimated current year annual taxable income may exceed estimated current year dividend distributions, the Company accrues excise tax on estimated excess taxable income as taxable income is earned. At March 31, 2014 and December 31, 2013, no U.S. federal excise tax was accrued.

The Company accounts for income taxes in conformity with Accounting Standards Codification 740, “Income Taxes” (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions at March 31, 2014 and December 31, 2013. The current and prior three tax years remain subject to examination by U.S. federal and most state tax authorities.

Dividends and distributions:  Dividends and distributions to common shareholders are recorded on the declaration date. The timing of dividends and distributions as well as the amount to be paid out as a dividend or distribution is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Dividends and distributions paid in excess of net investment income and realized gains are considered returns of capital to shareholders.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its shareholders, unless a shareholder elects to receive cash. As a result, if the board of directors authorizes and the Company declares a cash distribution, then

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

shareholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend or distribution.

The Company may use newly issued shares under the guidelines of the DRIP, or the Company may purchase shares in the open market in connection with its obligations under the plan.

Deferred offering costs:  The Company defers costs related to its public offerings until completion of the offerings. These costs include professional fees, registration costs, printing, and other miscellaneous offering costs. Deferred offering costs are charged against the proceeds from equity offerings when received.

Deferred financing closing costs:  Deferred financing closing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized over the life of the borrowings. As of March 31, 2014 and December 31, 2013, unamortized deferred financing closing costs recorded by the Company amounted to $2,893 and $3,043, respectively. For the three months ended March 31, 2014 and 2013, the Company recorded amortization expense of $150 and $469, respectively, on its deferred financing closing costs.

Goodwill and intangible asset:  On December 4, 2013, in connection with the SBIC Acquisitions, the Company recorded goodwill in the amount of $1,077 (see Note 3), which will be tested for impairment in accordance with Accounting Standards Codification 350, “Intangibles-Goodwill and Other” (“ASC Topic 350”).

Also, on December 4, 2013, in connection with the SBIC Acquisitions, the Company recorded an intangible asset attributable to the SBIC license SBIC I LP holds in the amount of $2,500. The Company amortizes this intangible asset over its estimated useful life, which was determined to be approximately 13 years.

The following table reflects the Company’s estimated amortization expense of its intangible asset for the remainder of 2014 and the years thereafter:

Remaining nine months of 2014	$146
For year ended December 31, 2015	195
For year ended December 31, 2016	195
For year ended December 31, 2017	195
For year ended December 31, 2018	195
Thereafter	1,511
Total amortization expense	$2,437

Interest expense:  Interest expense is recognized on the accrual basis.

Concentration of credit risk:  Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal.

Recent accounting pronouncements:  In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”), which amends the criteria that define an investment company, clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. The adoption of this guidance did not have a material effect on the Company’s consolidated financial condition.

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 3. SBIC I LP and SBIC I GP

SBIC I LP is a Delaware limited partnership formed in January 2010, which commenced operations in September 2011. SBIC I LP applied for an SBIC license from the Small Business Administration (“SBA”) in order to become an SBIC regulated fund under the Small Business Investment Company Act of 1958 (the “SBIC Act”). On May 10, 2012, SBIC I LP received the SBIC license.

The objective of SBIC I LP is to generate attractive returns for investors by making investments in United States-based, middle market companies. These investments typically will be comprised of debt-related securities, potentially with warrant coverage. The term of SBIC I LP runs through the later of March 2022 or two years after all of SBIC I LP’s Outstanding Leverage (as defined in the limited partnership agreement of SBIC I LP) has matured. Pursuant to the limited partnership agreement of SBIC I LP and the SBIC Act, a limited partner may not sell, transfer, assign, pledge, subdivide for resale or otherwise dispose of all or any part of its interest in SBIC I LP without the prior written consent of SBIC I GP, the granting or denying of which consent will be in SBIC I GP’s sole and absolute discretion. In addition, a limited partner may not transfer any interest of ten percent or more in the capital of SBIC I LP without the prior approval of the SBA.

In September and November 2011, OFS Capital lent an aggregate of $16,750 to SBIC I LP, which SBIC I LP utilized to originate loans and acquire equity interests in its underlying portfolio companies. From September 2011 through May 10, 2012, SBIC I LP was deemed to be a VIE of OFS Capital under ASC Topic 810, in which OFS Capital was deemed to be the primary beneficiary. Accordingly, SBIC I LP’s financial statements were consolidated into OFS Capital’s during such period. Effective May 10, 2012, upon its licensure as an SBIC fund, SBIC I LP was no longer a VIE, but instead a limited partnership guided under ASC Topic 810. Since OFS Capital continued to hold the controlling interest in SBIC I LP, it continued to consolidate the financial statements of SBIC I LP until July 2012.

On July 27, 2012, SBIC I LP repaid its loans due to OFS Capital, utilizing the leverage draw from the SBA. Also effective July 27, 2012, the employees directing activities of SBIC I LP (“SBIC Individuals”) resigned as employees from an affiliated entity of OFS Capital. As a result, OFS Capital was no longer deemed to hold the controlling interest in SBIC I LP. Instead, SBIC I GP, as the general partner of SBIC I LP controlled by the SBIC Individuals, obtained the controlling interest in SBIC I LP from OFS Capital. Since OFS Capital no longer held the controlling interest in SBIC I LP, effective July 27, 2012, OFS Capital deconsolidated SBIC I LP’s financial statements from its own and adopted the equity method of accounting to record its equity investment in SBIC I LP. From November 8, 2012, as a result of the Company’s election to become a BDC, through the SBIC Acquisitions date of December 4, 2013, the Company accounted for its equity investment in SBIC I LP at fair value.

SBIC Acquisitions

On December 4, 2013, the Company acquired all of the limited partnership interests in SBIC I LP, as well as all of the membership interest in SBIC I GP, that it did not already own, which resulted in SBIC I LP becoming a wholly owned subsidiary of the Company. The Company paid cash of $8,110 for the SBIC Acquisitions, consisting of $7,951 for the Tamarix LP Acquisition and $159 for the Tamarix GP Acquisition. In connection with the SBIC Acquisitions, on December 5, 2013, the SBIC Individuals were reemployed by the affiliated entity of OFS Capital, and Tamarix Associates, LLC (“Tamarix Associates”) was terminated as the investment manager of SBIC I LP. Upon the closing of the SBIC Acquisitions, the Company increased its capital commitment to SBIC I LP, both directly and through SBIC I GP, to $75,000.

The SBIC Acquisitions were accounted for as a step acquisition in accordance with the Accounting Standards Codification 805, “Business Combinations” (“ASC Topic 805”), under which the Company first remeasured its previously held equity interest in SBIC I LP and SBIC I GP at fair value at December 4, 2013 and recognized the resulting $2,742 gain in earnings. The Company secondly accounted for the excess of the fair value of its previously held equity interest plus acquisition price over the fair value of the total net assets of SBIC I LP and SBIC I GP, totaling $1,077 as goodwill.

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 3. SBIC I LP and SBIC I GP  – (continued)

In connection with the SBIC Acquisitions, the Company identified an intangible asset attributable to SBIC I LP’s SBIC license with a fair value of $2,500. In addition, the goodwill recognized on this transaction was attributable to the control OFS Capital obtained upon the SBIC Acquisitions, which also enabled the Company to consolidate the financial statements of SBIC I LP and SBIC I GP into its own effective December 4, 2013. For tax purposes, OFS Capital amortizes the goodwill over a period of 15 years.

The following table reflects (1) the fair value of the net identifiable assets of SBIC I LP and SBIC I GP on the December 4, 2013 SBIC Acquisitions date; (2) remeasurement of the Company’s equity interests in SBIC I LP and SBIC I GP at the SBIC Acquisitions date fair value and recognition of a realized gain, and (3) recording of the excess of the fair value of the previously held equity interest of SBIC I LP and SBIC I GP plus the acquisition price over the fair value of the total net assets of SBIC LP and SBIC I GP as goodwill.

Fair value of net identifiable assets on the SBIC Acquisitions date:
Investments	$41,887
Cash and cash equivalents	1,216
Interest receivable and other assets	647
Intangible asset	2,500
Total assets	46,250
SBA debentures	(26,000)
Other liabilities	(251)
Net assets	$19,999
Remeasurement of the Company’s equity investments in step acquisition:
Fair value of the Company’s equity interests on the SBIC Acquisitions date	$12,966
Cost of the Company’s equity interest immediately prior to the SBIC Acquisitions	10,224
Realized gain from step acquisitions	$2,742
Goodwill:
Acquisition price	$8,110
Fair value of the Company’s equity interests on SBIC Acquisitions date	12,966
Less: total net identifiable assets acquired	(19,999)
Goodwill	$1,077

The following unaudited pro forma presentation for the three months ended March 31, 2013 assumes the SBIC Acquisitions took place on January 1, 2013.

	Historical	Pro Forma
Total investment income	$4,365	$5,136
Total expenses	2,923	3,126
Net investment income	1,442	2,010
Net realized and unrealized gain on investments	1,429	1,445
Net increase in net assets resulting from operations	$2,871	$3,455
Net increase in net assets resulting from operations per common share – basic and diluted	$0.30	$0.36

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 4. Related Party Transactions and Subsequent Events

Investment Advisory and Management Agreement:  On November 7, 2012, OFS Capital entered into an Investment Advisory and Management Agreement (“Advisory Agreement”) with OFS Capital Management, the Company’s Investment Advisor, under which the Investment Advisor manages the day-to-day operations of, and provides investment advisory services to, OFS Capital. Under the terms of the Advisory Agreement and subject to the overall supervision of our Board, the Investment Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring investments and monitoring investments and portfolio companies on an ongoing basis. The Investment Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended.

The Investment Advisor’s services under the Advisory Agreement are not exclusive to the Company and the Investment Advisor is free to furnish similar services to other entities so long as its services to the Company are not impaired. The Investment Advisor receives fees for providing services, consisting of two components — a base management fee and an incentive fee. From the completion of the Company’s IPO through October 31, 2013, the base management fee was calculated at an annual rate of 0.875% based on the average value of the Company’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. Beginning on November 1, 2013 and through March 31, 2014, pursuant to the Advisory Agreement, the base management fee was calculated at an annual rate of 1.75% based on the average value of the Company’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters. The Investment Advisor has elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from the SBIC Acquisitions. The base management fee is payable quarterly in arrears. The base management fee was $1,039 and $512 for the three months ended March 31, 2014 and 2013, respectively.

On May 5, 2014, the Investment Advisor agreed to reduce its base management fee by two-thirds for the nine months commencing April 1, 2014 and ending December 31, 2014. Specifically, for the second, third, and fourth quarters of fiscal 2014, the Investment Advisor has reduced its base management fee from 0.4375% per quarter to 0.145833% per quarter of the average value of the Company’s total assets (other than cash, cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisitions, but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters. The purpose of this is to reduce the effective annual base management fee payable to the Investment Advisor pursuant to the terms of the Advisory Agreement by 50% for the 2014 fiscal year. Accordingly, the effective annual base management fee for the 2014 fiscal year will be equal to or less than 50% of the 1.75% required by the Advisory Agreement with the Investment Advisor, or not greater than 0.875%. The Investment Advisor informed the Company that this reduction was being made for the benefit of the Company’s shareholders to take into account unforeseen delays in completing the SBIC Acquisitions.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 4. Related Party Transactions and Subsequent Events  – (continued)

Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter. The incentive fee with respect to the pre-incentive fee net income is 20.00% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.00% (which is 8.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Investment Advisor receives no incentive fee until the net investment income equals the hurdle rate of 2.00%, but then receives, as a “catch-up,” 100.00% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Investment Advisor will receive 20.00% of the pre-incentive fee net investment income.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee (the “Capital Gain Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement, as of the termination date), commencing on December 31, 2012, and equals 20% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee; provided that the incentive fee determined as of December 31, 2012 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of the Company’s election to be a BDC and ending December 31, 2012.

The Company accrues the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. The Investment Advisor has elected to exclude from the Capital Gain Fee calculation any incentive fee that would be owed in respect of the realized gain on step acquisitions resulting from the SBIC Acquisitions.

The Company did not incur any incentive fee expense for the three months ended March 31, 2014 and 2013.

Administration Agreement:  On November 7, 2012, OFS Capital entered into an administration agreement (“Administration Agreement”) with OFS Capital Services, LLC (“OFS Capital Services” or the “Administrator”), a wholly-owned subsidiary of OFSAM. Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 4. Related Party Transactions and Subsequent Events  – (continued)

required to maintain and preparing reports to its shareholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, the Administrator assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its shareholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator would provide managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs. The administrative fee is payable quarterly in arrears. For the three months ended March 31, 2014 and 2013, the Company incurred an administration fee expense of $475 and $280, respectively.

Other Related Party Transactions:

Due from OFS Capital Management

As of December 31, 2013, OFS Capital Management owed $218 to the Company, as a result of allocation by the Company of a portion of the D&O/E&O insurance expenses to the Investment Advisor under certain joint insurance policies between the two entities. In January 2014, the Investment Advisor paid the $218 owed to the Company.

Note 5. Investments

At March 31, 2014, investments consisted of the following:

	Principal	Cost	Fair Value
Senior secured debt investments	$218,008	$215,936	$210,862
Subordinated debt investments	8,859	9,057	9,032
Equity investments	N/A	7,862	8,108
Total	$226,867	$232,855	$228,002

At March 31, 2014, the Company’s investments were all domiciled in the United States and the industry compositions of the Company’s portfolio were as follows:

	Cost		Fair Value
Aerospace & Defense	$15,914	6.8%	$15,842	7.0%
Automotive	7,114	3.1	7,109	3.1
Banking, Finance, Insurance & Real Estate	28,729	12.3	28,777	12.6
Capital Equipment	7,888	3.4	7,851	3.4
Chemicals, Plastics & Rubber	19,403	8.3	19,404	8.5
Construction & Building	1,788	0.8	1,799	0.8
Consumer goods: Non-durable	7,637	3.3	7,474	3.3
Containers, Packaging & Glass	4,174	1.8	4,174	1.8
Energy: Oil & Gas	7,060	3.0	7,139	3.1
Environmental Industries	7,811	3.4	7,771	3.4
Healthcare & Pharmaceuticals	51,570	22.1	49,369	21.7
High Tech Industries	7,901	3.4	7,845	3.4
Media: Advertising, Printing & Publishing	9,108	3.9	9,194	4.0

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 5. Investments  – (continued)

	Cost		Fair Value
Media: Broadcasting & Subscription	4,141	1.8	4,216	1.8
Retail	3,977	1.7	3,987	1.7
Services: Business	35,774	15.4	33,175	14.6
Services: Consumer	5,415	2.3	5,592	2.6
Telecommunications	7,451	3.2	7,284	3.2
	$232,855	100.0%	$228,002	100.0%

At December 31, 2013, investments consisted of the following:

	Principal	Cost	Fair Value
Senior secured debt investments	$228,876	$226,552	$221,546
Subordinated debt investments	8,790	9,009	9,008
Equity investments	N/A	7,862	7,365
Total	$237,666	$243,423	$237,919

At December 31, 2013, the Company’s investments were all domiciled in the United States and the industry compositions of the Company’s portfolio were as follows:

	Cost		Fair Value
Aerospace & Defense	$15,996	6.6%	$15,721	6.6%
Automotive	7,161	2.9	7,161	3.0
Banking, Finance, Insurance & Real Estate	29,035	11.9	29,102	12.2
Beverage, Food & Tobacco	7,072	2.9	7,099	3.0
Capital Equipment	7,950	3.3	7,908	3.3
Chemicals, Plastics & Rubber	19,596	8.1	19,526	8.2
Construction & Building	1,874	0.8	1,888	0.8
Consumer goods: Non-durable	7,642	3.1	7,428	3.1
Containers, Packaging & Glass	4,235	1.7	4,231	1.8
Energy: Oil & Gas	7,148	2.9	7,235	3.0
Environmental Industries	7,818	3.2	7,754	3.3
Healthcare & Pharmaceuticals	55,585	22.8	52,512	22.1
High Tech Industries	5,009	2.1	4,921	2.1
Media: Advertising, Printing & Publishing	9,609	4.0	9,701	4.1
Media: Broadcasting & Subscription	4,223	1.7	4,305	1.8
Retail	4,091	1.7	4,092	1.7
Services: Business	36,505	15.0	34,637	14.5
Services: Consumer	5,403	2.2	5,403	2.3
Telecommunications	7,471	3.1	7,295	3.1
	$243,423	100.0%	$237,919	100.0%

Note 6. Fair Value of Financial Instruments

The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 6. Fair Value of Financial Instruments  – (continued)

unobservable inputs (Level 3). Inputs are broadly defined under ASC Topic 820 as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy under ASC Topic 820 are described below:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.
Level 2:	Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies.
Level 3:	Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The Company assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the subsequent measurement date closest in time to the actual date of the event or change in circumstances that caused the transfer. There were no transfers among Level 1, 2 and 3 for the three months ended March 31, 2014 or 2013. The following sections describe the valuation techniques used by the Company to measure different financial instruments at fair value and include the levels within the fair value hierarchy in which the financial instruments are categorized.

Investments for which prices are not observable by the Company are generally private investments in the equity and debt securities of operating companies. The primary analytical method used to estimate the fair value of these Level 3 investments is the discounted cash flow method (although a liquidation analysis, option theoretical, or other methodology may be used when more appropriate). The discounted cash flow approach to determine fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including assumed growth rate (in cash flows) and capitalization rates/multiples (for determining terminal values of underlying portfolio companies). The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, and financing transactions subsequent to the acquisition of the investment. Application of these valuation methodologies involves a significant degree of judgment by management.

To assess the reasonableness of the discounted cash flow approach, the fair value of equity securities, including warrants, in portfolio companies may also consider the market approach — that is, through analyzing, and applying to the underlying portfolio companies, market valuation multiples of publicly-traded firms engaged in businesses similar to those of the portfolio companies. The market approach to determining the fair value of a portfolio company’s equity security (or securities) will typically involve: (1) applying to the portfolio company’s trailing twelve months (or current year projected) EBITDA a low to high range of enterprise value to EBITDA multiples that are derived from an analysis of publicly-traded comparable companies, in order to arrive at a range of enterprise values for the portfolio company; (2) subtracting from

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 6. Fair Value of Financial Instruments  – (continued)

the range of calculated enterprise values the outstanding balances of any debt or equity securities that would be senior in right of payment to the equity securities held by the Company; and (3) multiplying the range of equity values derived therefrom by the Company’s ownership share of such equity tranche in order to arrive at a range of fair values for the Company’s equity security (or securities). Application of these valuation methodologies involves a significant degree of judgment by management.

Equity in a portfolio company that invests in loans will typically be valued by arriving at a fair value of such vehicle’s loan assets (plus, when appropriate, the carrying value of certain other assets), and deducting the book value or fair value (as appropriate) of such vehicle’s liabilities to arrive at a fair value for the equity. When appropriate, in order to recognize value that would be created by growth opportunities of such portfolio company, equity in a portfolio company may also be valued by taking into consideration the magnitude, timing, and effective life of its expected future investments in loans.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. With respect to Level 3 investments, where sufficient market quotations are not readily available or for which no or an insufficient number of indicative prices from pricing services or brokers or dealers have been received, the Company undertakes, on a quarterly basis, a valuation process as described below:

•	For each debt investment, a basic credit rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by the Investment Advisor’s investment committee.
•	Each portfolio company or investment is valued by an investment professional.
•	Preliminary valuation conclusions are then documented and discussed with individual members of the Investment Advisor’s investment committee.
•	The preliminary valuations are then submitted to the Investment Advisor’s investment committee for ratification.
•	Third party valuation firm(s) are engaged to provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. The Investment Advisor’s investment committee’s preliminary fair value conclusions on each of the Company’s assets for which sufficient market quotations are not readily available are reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the Company’s Board or required by the Company’s valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of the Company’s Board.
•	The Company’s Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Capital Management and, where appropriate, the respective independent valuation firms.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded. The Company manages its exposure to market risk related to

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 6. Fair Value of Financial Instruments  – (continued)

its investments through monitoring the financial condition of its investments, as well as the volatility and liquidity trends of the markets in which it trades.

The following tables present fair value measurements of the Company’s investments and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	March 31, 2014
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Assets:
Senior secured debt investments	$—	$—	$210,862	$210,862
Subordinated debt investments	—	—	9,032	9,032
Equity investments	—	—	8,108	8,108
Money market funds*	32,479	—	—	32,479
Total	$32,479	$—	$228,002	$260,481

*	included in cash and cash equivalents and restricted cash and cash equivalents on the consolidated balance sheet.

	March 31, 2014
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Assets:
Non-control/non-affiliate investments	$—	$—	$188,242	$188,242
Affiliate investments	—	—	33,314	33,314
Control investment	—	—	6,446	6,446
Money market funds*	32,479	—	—	32,479
Total	$32,479	$—	$228,002	$260,481

*	included in cash and cash equivalents and restricted cash and cash equivalents on the consolidated balance sheet.

As of March 31, 2014, the Company had 54 senior loans and two subordinated loans as well as equity investments in eight portfolio companies. The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 debt and equity investments as of March 31, 2014:

	Fair Value at March 31, 2014	Valuation techniques	Unobservable input	Range (Weighted average)
Debt investments:
Senior secured	210,862	Discounted cash flow	Discount rates	6.11% – 25.00% (9.06%)
			EBITDA multiples	4.00x – 10.00x (6.78x)
Subordinated	9,032	Discounted cash flow	Discount rates	13.15% – 15.00% (14.23%)
			EBITDA multiples	3.98x – 5.17x (4.67x)
Equity investments:	8,108	Discounted cash flow	Discount rates	12.50% – 40.00%
			EBITDA multiples	3.98x – 9.48x
		Market approach	EBITDA multiples	3.96x – 12.61x

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 6. Fair Value of Financial Instruments  – (continued)

	December 31, 2013
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Assets:
Senior secured debt investments	$—	$—	$221,546	$221,546
Subordinated debt investments	—	—	9,008	9,008
Equity investments	—	—	7,365	7,365
Money market funds*	24,869		—	24,869
Total	$24,869	$—	$237,919	$262,788

*	included in cash and cash equivalents and restricted cash and cash equivalents on the consolidated balance sheet.

	December 31, 2013
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Assets:
Non-control/non-affiliate investments	$—	$—	$197,338	$197,338
Affiliate investments	—	—	32,735	32,735
Control investment	—	—	7,846	7,846
Money market funds*	24,869		—	24,869
Total	$24,869	$—	$237,919	$262,788

*	included in cash and cash equivalents and restricted cash and cash equivalents on the consolidated balance sheet.

As of December 31, 2013, the Company had 56 senior loans and two subordinated loans as well as equity investments in eight portfolio companies. The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 debt and equity investments as of December 31, 2013:

	Fair Value at December 31, 2013	Valuation techniques	Unobservable input	Range (Weighted average)
Debt investments:
Senior secured	221,546	Discounted cash flow	Discount rates	5.82% – 25.00% (8.92%)
			EBITDA multiples	4.00x – 10.10x (6.70x)
Subordinated	9,008	Discounted cash flow	Discount rates	13.13% – 15.00% (14.21%)
			EBITDA multiples	3.98x – 5.17x (4.67x)
Equity investments:	7,365	Discounted cash flow	Discount rates	20.00% – 40.00%
			EBITDA multiples	3.98x – 9.48x
		Market approach	EBITDA multiples	3.47x – 11.86x

Changes in credit quality (which would impact the discount rate), as well as changes in EBITDA multiples, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to the changes in the discount rate. Changes in EBITDA multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA multiples, and in inverse relation to changes in the discount rate.

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 6. Fair Value of Financial Instruments  – (continued)

The following tables presents changes in investments measured at fair value using Level 3 inputs for the three months ended March 31, 2014 and 2013.

	For the Three Months Ended March 31, 2014
	Senior Secured Debt Investments	Subordinated Debt Investments	Equity Investments	Total
Level 3 assets, beginning of period	$221,546	$9,008	$7,365	$237,919
Net change in unrealized depreciation on non-control/non-affiliate investments	529	—	397	926
Net change in unrealized appreciation on affiliate investments	199	(26)	346	519
Net change in unrealized depreciation on control investment	(794)	—	—	(794)
Purchase of portfolio investments	8,901	—	—	8,901
Capitalized PIK interest	57	69	—	126
Proceeds from principal payments on portfolio investments	(19,899)	—	—	(19,899)
Amortization of discounts and premium	323	(19)	—	304
Level 3 assets, end of period	$210,862	$9,032	$8,108	$228,002

	For the Three Months Ended March 31, 2013
	Senior Secured Debt Investments	Equity Investments	Total
Level 3 assets, beginning of period	$227,542	$4,657	$232,199
Net change in unrealized depreciation on non-control/non-affiliate investments	1,173	—	1,173
Net change in unrealized depreciation on affiliate investments	—	251	251
Additional equity investments in SBIC I LP	—	2,618	2,618
Purchase of portfolio investments	7,507	—	7,507
Proceeds from principal payments on portfolio investments	(10,596)	—	(10,596)
Sale of portfolio investments	(4,708)	—	(4,708)
Amortization of discounts and premium	329	—	329
Level 3 assets, end of period	$221,247	$7,526	$228,773

The net change in unrealized appreciation (depreciation) for the three months ended March 31, 2014 and 2013 reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s consolidated statements of operations attributable to the Company’s Level 3 assets held at March 31, 2014 and 2013 was $702 and $1,081, respectively.

The Company discloses fair value information about financial instruments, whether or not recognized in the balance sheet at fair value, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The information presented should not be interpreted as an estimate of the fair value of the entire company since a fair value calculation is only required for a limited portion of the Company’s assets and

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 6. Fair Value of Financial Instruments  – (continued)

liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

As of March 31, 2014 and December 31, 2013, the carrying value of the Company’s financial instruments, including its debt obligations under the revolving line of credit, as well as its SBA debentures payable, approximated their estimated fair value.

Note 7. Commitments and Contingencies

At March 31, 2014 and December 31, 2013, the Company had $4,750 of total unfunded commitments for three portfolio companies.

On December 4, 2013, upon completion of the SBIC Acquisitions, the Company’s committed investment in SBIC I LP, directly and indirectly via its investment in SBIC I GP, was increased to $75,000. As of March 31, 2014, the Company’s unfunded commitment to SBIC I LP was $13,562.

From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.

Note 8. Revolving Line of Credit

On September 28, 2010, OFS Capital WM entered into a $180,000 secured revolving credit facility (as amended from time to time, the “OFS Capital WM Credit Facility”) with Wells Fargo Bank, N.A. (“Wells Fargo”) and Madison Capital Funding, LLC (“Madison Capital”), with the Class A lenders (initially Wells Fargo) providing up to $135,000 in Class A loans (“Class A Facility”) and the Class B lenders (initially Madison Capital) providing up to $45,000 in Class B loans (“Class B Facility”). The OFS Capital WM Credit Facility is secured by all current and future eligible loans acquired by OFS Capital WM. The loan facilities with Wells Fargo and Madison Capital had five- and six-year terms, respectively, and both facilities provided a one-year option for extension upon the approval of the Class A and Class B lenders. The loan facilities had a reinvestment period of two years after the closing date of the OFS Capital WM Credit Facility, which could be extended by one year with the consent of each lender. Outstanding borrowings on the loan facilities were limited to the lesser of (1) $180,000 and (2) the borrowing base as defined by the OFS Capital WM Credit Facility loan documents. OFS Capital WM is obligated to pay interest on the outstanding Class A loans (and on the Class B loans until the termination of the Class B Facility in January 2013) on each quarterly payment date. In connection with the closing of the OFS Capital WM Credit Facility, OFS Capital WM incurred financing costs of $3,501, which were deferred and amortized over the term of OFS Capital WM Credit Facility.

Under the OFS Capital WM Credit Facility, MCF Capital Management LLC, which is the loan manager and also an affiliated entity of Madison Capital (“Loan Manager”), charges both a senior and subordinated management fee to OFS Capital WM for its services, each at 0.25% per annum of the assigned value of the underlying portfolio investments, which value is determined by the Controlling Lender (as defined in the OFS Capital WM loan documents), plus an accrued fee that is deferred until after the end of the investment period

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 8. Revolving Line of Credit  – (continued)

of the portfolio investments. For the three months ended March 31, 2014 and 2013, the Company incurred management fee expense of $225 and $295, respectively, to the Loan Manager.

On September 28, 2012, the OFS Capital WM Credit Facility was amended, in connection with which OFS Capital WM incurred financing costs of $675. The deferred financing closing costs under the amended OFS Capital WM Credit Facility, together with the original unamortized deferred financing closing costs of $2,350 at September 28, 2012, are being amortized over the term of the OFS Capital WM Credit Facility.

On January 22, 2013, the OFS Capital WM Credit Facility was further amended, pursuant to which the Class B Facility, on which there was no outstanding balance, was terminated. As a result, the OFS Capital WM Credit Facility commitment was reduced from $180,000 to $135,000. In connection with the termination of the Class B Facility, OFS Capital WM wrote off unamortized deferred financing closing costs attributable to the Class B loan in the amount of $299.

On November 22, 2013, the OFS Capital WM Credit Facility was further amended. Pursuant to the amendment, (1) the loan with Wells Fargo was extended to December 31, 2018; (2) the reinvestment period for the Wells Fargo loan was extended to December 31, 2015; (3) the accrued interest rate on outstanding Class A loans was amended to LIBOR plus 2.50% per annum, and (4) the advance rate on borrowing was increased from 65% to 70%. In connection with the amendment, OFS Capital WM incurred financing costs of $1,168. The deferred financing closing costs, together with the unamortized deferred financing closing costs of $1,940 at November 22, 2013, are being amortized over the amended term of the OFS Capital WM Credit Facility.

The interest rates on the revolving line of credit borrowings at March 31, 2014 and December 31, 2013 were 2.73% and 2.75%, respectively. For the three months ended March 31, 2014 and 2013, interest expense on the revolving line of credit totaled $789 and $847, respectively.

On January 17, 2014, the OFS Capital WM Credit Facility was amended again, pursuant to which the calculation of the borrowing base was adjusted and the minimum equity requirement was lowered from $65,000 to $50,000, resulting in additional liquidity for the Company. No financing costs were incurred in connection with this amendment. Availability under the OFS Capital WM Credit Facility as of March 31, 2014 was $14,684.

Deferred financing closing costs, net of accumulated amortization, on the OFS Capital WM Credit Facility as of March 31, 2014 and December 31, 2013 were $2,893 and $3,043, respectively. For the three months ended March 31, 2014 and 2013, amortization of deferred financing closing costs on the revolving line of credit totaled $150 and $170, respectively.

Note 9. SBA Debentures Payable

Upon the completion of the SBIC Acquisitions, effective December 4, 2013, the Company consolidated the financial statements of SBIC I LP into its own and SBIC I LP’s SBA debentures payable are reflected on the Company’s consolidated balance sheet.

The SBIC license allows SBIC I LP to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debt that may be issued by a single SBIC licensee is $150,000. An SBIC fund may borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. In connection with the SBIC Acquisitions, the Company increased to $75,000 its total commitments to SBIC I LP, which became a drop down SBIC fund of the

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 9. SBA Debentures Payable  – (continued)

Company on December 4, 2013. As of March 31, 2014, the Company had funded $61,438 of the $75,000 commitment. As of March 31, 2014, SBIC I LP had leverage commitments of $61,438 from the SBA, and $26,000 of outstanding SBA-guaranteed debentures, leaving incremental borrowing capacity of $35,438, under present SBIC regulations. As of December 31, 2013, SBIC I LP had leverage commitments of $49,438 from the SBA, and $26,000 of outstanding SBA-guaranteed debentures, leaving incremental borrowing capacity of $23,438. In order to access the full $150,000 in SBA-guaranteed debentures potentially available to it under the SBIC license held by SBIC I LP, OFS Capital will need to fund an additional $13,562 into SBIC I LP. There can be no assurance as to when, or whether, OFS Capital will be able to invest the additional $13,562 into SBIC I LP.

The following table shows the Company’s outstanding SBA debentures payable as of March 31, 2014 and December 31, 2013:

Pooling Date	Maturity Date	Fixed Interest Rate	March 31, 2014	December 31, 2013
September 19, 2012	September 1, 2022	3.049%	$14,000	$14,000
September 25, 2013	September 1, 2023	4.448	7,000	7,000
March 26, 2014*	March 1, 2024	3.995	5,000	5,000
Total SBA debentures outstanding			$26,000	$26,000

*	The SBA has scheduled pooling dates in March and September of each year. SBA debentures issued between pooling dates use an interim rate and will be fixed at the next pooling date. At December 31, 2013, the interim interest rate on the $5,000 debenture was 1.450%.

The Company received exemptive relief from the Securities and Exchange Commission (“SEC”) effective November 26, 2013. The exemptive relief allows OFS Capital to exclude SBA-guaranteed debentures from the definition of senior securities in the statutory 200% asset coverage ratio.

The weighted average interest rate on the SBA debentures as of March 31, 2014 and December 31, 2013 was 3.61% and 3.12%, respectively. For the three months ended March 31, 2014, interest expense on the SBA debentures was $202.

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 10. Financial Highlights

The financial highlights for the Company are as follows:

	Three Months Ended March 31,
	2014		2013
Per share data:
Net asset value at beginning of period	$14.58		$14.80
Dividends and distributions	(0.34	)(5)	(0.34	)(5)
Net investment income	0.15		0.15
Net realized gain on non/control/non-affiliate investments	—		—
Net change in unrealized depreciation on non-control/non-affiliate investments	0.09		0.12
Net change in unrealized appreciation/depreciation on affiliate investments	0.05		0.03
Net change in unrealized depreciation on control investment	(0.08)		—
Net asset value at end of period	$14.45		$14.76
Per share market value, end of period	$12.51		$14.00
Total return based on market value	0.2	%(1)	4.7	%(1)
Shares outstanding at end of period	9,632,453		9,613,582
Ratios to average net assets:
Expense without incentive fees	10.5	%(2)	8.4	%(2)
Incentive fees	—	(2)	—	(2)
Total expenses	10.5	%(2)	8.4	%(2)
Net investment income without incentive fees	4.1	%(2)	4.1	%(2)
Average net asset value	$139,784	(3)	$141,851	(4)

(1)	Calculation is ending market value less beginning market value, adjusting for dividends and distributions.
(2)	Annualized.
(3)	Based on the average net asset values at December 31, 2013 and March 31, 2014.
(4)	Based on the average net asset values at December 31, 2012 and March 31, 2013.
(5)	Of the $0.34 per share dividend and distributions, approximately $0.19 per share and $0.18 per share represented a tax return of capital to the Company’s shareholders as of March 31, 2014 and 2013, respectively, if the characteristics of such distributions were determined at March 31, 2014 and 2013, respectively.

Note 11. Dividends and Distributions

The Company records dividends and distributions on the declaration date. The Company determines if a portion of its distributions may be deemed a tax return of capital to its shareholders at the end of each fiscal year. However, if the characteristics of such distributions were determined as of March 31, 2014, the Company estimates that approximately $0.19 per share would have been characterized as a tax return of capital to its shareholders.

OFS Capital Corporation and Subsidiaries

Notes to Unaudited Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 11. Dividends and Distributions  – (continued)

The following table summarizes dividends and distributions declared and paid from inception to March 31, 2014:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Amount
Period November 8, 2012 to December 31, 2012
November 26, 2012(1)	January 17, 2013	January 31, 2013	$0.17	$1,628
Year ended December 31, 2013
March 26, 2013	April 17, 2013	April 30, 2013	0.34	3,269
June 25, 2013	July 17, 2013	July 31, 2013	0.34	3,272
September 25, 2013	October 17, 2013	October 31, 2013	0.34	3,273
Total declared for the year ended December 31, 2013			$1.02	$9,814
Year ended December 31, 2014
January 21, 2014	January 31, 2014	February 14, 2014	$0.34	$3,274

(1) —	Represented the dividend declared in the specified quarter, which, if prorated for the number of days remaining in the fourth quarter after the IPO in November 2012, would be $0.34 per share.

The Company has adopted a DRIP that provides for reinvestment of any distributions the Company declares in cash on behalf of its shareholders, unless a shareholder elects to receive cash. The following table summarizes dividend reinvestment plan activity for the three months ended March 31, 2014 and 2013.

	Three Months Ended March 31,
	2014	2013
Shares issued	2,656	34,891
Average price per share	$12.85	$14.37

Note 12. Earnings per Share

The following table summarizes the calculations for basic and diluted net increase in net assets resulting from operations per common share for the three months ended March 31, 2014 and 2013.

	Three Months Ended March 31,
	2014	2013
Net increase in net assets resulting from operations	$2,051	$2,871
Basic and diluted weighted average shares outstanding	9,631,155	9,601,952
Net increase in net assets resulting from operations per common share – basic and diluted	$0.21	$0.30

Note 13. Subsequent Events Not Disclosed Elsewhere

On May 7, 2014, the Company’s Board declared a distribution of $0.34 per share for the 2014 second quarter, payable on June 30, 2014 to shareholders of record as of June 16, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
OFS Capital Corporation

We have audited the accompanying consolidated balance sheets of OFS Capital Corporation and Subsidiaries (collectively, the “Company”), including the consolidated schedules of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for the year ended December 31, 2013, the period November 8, 2012 through December 31, 2012, the period January 1, 2012 through November 7, 2012, and the year ended December 31, 2011. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013 and 2012, by correspondence with custodian, loan agent or borrower. Our audit also involved performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of OFS Capital Corporation and Subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the year ended December 31, 2013, the period November 8, 2012 through December 31, 2012, the period January 1, 2012 through November 7, 2012, and the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), OFS Capital Corporation and Subsidiaries’ internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992. Our report dated March 17, 2014, expressed an opinion that OFS Capital Corporation and Subsidiaries had not maintained effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992.

/s/ McGladrey LLP

Chicago, Illinois
March 17, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
OFS Capital Corporation

We have audited OFS Capital Corporation and Subsidiaries’ (collectively, the “Company”) internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

As described in Management’s Report on Internal Control Over Financial Reporting, management excluded Tamarix Capital Partners, L.P. (“Tamarix LP”) and Tamarix Capital G.P. LLC (“Tamarix GP”) from its evaluation of internal control over financial reporting as of December 31, 2013, because they were acquired by the Company in a purchase business combination in December 2013. We have also excluded Tamarix LP and Tamarix GP from our audit of internal control over financial reporting. Tamarix LP and Tamarix GP, subsequently renamed OFS SBIC I, LP and OFS SBIC I GP, LLC, respectively, are wholly owned subsidiaries whose combined total assets and net income represent approximately 28.39% and (14.04%), respectively, of the related consolidated financial statement amounts as of and for the year ended December 31, 2013.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis. The following material weakness has been identified and included in management's assessment. The Company completed the acquisitions of Tamarix LP and Tamarix GP in December 2013 and the controls over complex non-routine transactions in conjunction with the acquisitions were not operating effectively to prevent a material misstatement. This material weakness was considered in determining the nature, timing, and extent of audit tests applied in our audit of the 2013 consolidated financial statements, and this report does not affect our report dated March 17, 2014 on those consolidated financial statements.

In our opinion, because of the effect of the material weakness described above on the achievement of the objectives of the control criteria, OFS Capital Corporation and Subsidiaries did not maintain effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of financial condition, including the consolidated schedules of investments, of OFS Capital Corporation and Subsidiaries as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets and cash flows for the year ended December 31, 2013, the period November 8, 2012 through December 31, 2012, the period January 1, 2012 through November 7, 2012, and the year ended December 31, 2011, and our report dated March 17, 2014 expressed an unqualified opinion.

We do not express an opinion or any other form of assurance on management’s statements referring to corrective actions taken after December 31, 2013, relative to the aforementioned material weakness in internal control over financial reporting.

/s/ McGladrey LLP

Chicago, Illinois
March 17, 2014

OFS Capital Corporation and Subsidiaries

Consolidated Balance Sheets
(Amounts in thousands, except share and per share data)

	December 31,
	2013	2012
Assets
Investments, at fair value
Non-control/non-affiliate investments (cost of $201,209 and $231,781, respectively)	$197,338	$227,542
Affiliate investments (cost of $32,618 and $5,049, respectively)	32,735	4,657
Control investment (cost of $9,596 and $0, respectively)	7,846	—
Total investments at fair value	237,919	232,199
Cash and cash equivalents	28,569	8,270
Restricted cash and cash equivalents	450	623
Interest receivable	644	1,292
Receivable from investment sold	4,493	—
Intangible asset	2,500	—
Goodwill	1,077	—
Due from affiliated entity	218	—
Prepaid expenses and other assets	174	326
Deferred financing costs, net of accumulated amortization of 1,851 and $1,336, respectively	3,043	2,839
Total assets	$279,087	$245,549
Liabilities
Accrued professional fees	$613	$463
Interest payable	1,044	1,222
Dividends and distributions payable	—	1,628
Management fees payable	1,168	667
Administration fee payable	280	110
Other payables	260	232
Deferred loan fee revenue	389	204
SBA debentures payable	26,000	—
Revolving line of credit	108,955	99,224
Total liabilities	138,709	103,750
Net Assets
Preferred stock, par value of $0.01 per share, 2,000,000 shares authorized, 0 shares issued and outstanding as of December 31, 2013 and 2012	—	—
Common stock, par value of $0.01 per share, 100,000,000 shares authorized, 9,629,797 and 9,578,691 shares issued and outstanding as of December 31, 2013 and 2012	96	96
Paid-in capital in excess of par	143,126	142,408
Distributions in excess of net investment income	(4,103)	(94)
Accumulated net realized gain	2,742	—
Net unrealized depreciation on investments	(1,483)	(611)
Total net assets	140,378	141,799
Total liabilities and net assets	$279,087	$245,549
Number of shares outstanding	9,629,797	9,578,691
Net asset value per share	$14.58	$14.80

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Operations
(Amounts in thousands, except share and per share data)

	Post-IPO as a Business Development Company		Pre-IPO prior to becoming a Business Development Company(1)
	For the Year Ended December 31, 2013	For the period November 8, 2012 through December 31, 2012	For the period January 1, 2012 through November 7, 2012	For the Year Ended December 31, 2012(2)	For the Year Ended December 31, 2011
Investment income
Interest income
Non-control/non-affiliate investments	$16,613	$2,593	$10,733	$13,326	$1,752
Affiliate investments	211	—	—	—	—
Control investment	103	—	—	—	—
Total interest income	16,927	2,593	10,733	13,326	1,752
Dividend and fee income
Non-control/non-affiliate investments	—	—	106	106	20
Affiliate investments	136	—	—	—	—
Control investment	7	—	—	—	—
Total dividend and fee income	143	—	106	106	20
Total investment income	17,070	2,593	10,839	13,432	1,772
Expenses
Interest expense	3,384	580	3,583	4,163	831
Amortization of deferred financing closing costs	965	127	345	472	—
Management fees	3,435	427	1,818	2,245	1,365
Management fees – other related parties	—	—	627	627	—
Professional fees	1,639	472	463	935	151
Administrative fee	938	110	—	110	—
General and administrative expenses	991	216	569	785	288
Total expenses	11,352	1,932	7,405	9,337	2,635
Net investment income (expenses)	5,718	661	3,434	4,095	(863)
Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on non-control/non-affiliate investments	87	—	(1,112)	(1,112)	—
Realized gain from Tamarix Acquisitions	2,742	—	—	—	—
Net change in unrealized appreciation (depreciation) on non-control/non-affiliate investments	367	(222)	161	(61)	(156)
Net change in unrealized appreciation (depreciation) on affiliate investments	511	(41)	—	(41)	—
Net change in unrealized depreciation on control investment	(1,750)	—	—	—	—
Net realized and unrealized gain (loss) on investments	1,957	(263)	(951)	(1,214)	(156)
Other income (loss) prior to becoming a business development company
Loan loss recovery on loans receivable and loan receivable pledged to creditors	—	—	—	—	199
Income (loss) from equity interest in OFS Capital WM	—	—	2,645	2,645	(638)
Income from equity interest in Tamarix LP	—	—	378	378	—
Loss on sale of loans to OFS Capital WM	—	—	—	—	(889)
Gain on payable under securities loan agreement	—	—	—	—	71
Net loss attributable to non-controlling interests	—	—	61	61	—
Other income	—	—	29	29	89
Total other income (loss) prior to becoming a business development company	—	—	3,113	3,113	(1,168)

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Operations – (Continued)
(Amounts in thousands, except share and per share data)

	Post-IPO as a Business Development Company		Pre-IPO prior to becoming a Business Development Company(1)
	For the Year Ended December 31, 2013	For the period November 8, 2012 through December 31, 2012	For the period January 1, 2012 through November 7, 2012	For the Year Ended December 31, 2012(2)	For the Year Ended December 31, 2011
Net increase (decrease) in net assets before cumulative effect of accounting change and extraordinary gain (loss)	7,675	398	5,596	5,994	(2,187)
Cumulative effect of accounting change	—	(348)	570	222	—
Extraordinary gain (loss)	—	873	(873)	—	—
Net increase (decrease) in net assets resulting from operations	$7,675	$923	$5,293	$6,216	$(2,187)
Net investment income per common share – basic and diluted	$0.59	$0.07
Net increase in net assets resulting from operations per common share – basic and diluted	$0.80	$0.10
Dividends and distributions declared per common share – basic and diluted	$1.02	$0.17
Basic and diluted weighted average shares outstanding	9,619,723	9,578,691

(1)	For historical periods that include financial results prior to November 7, 2012, the Company did not have common shares outstanding or an equivalent and, therefore, earnings per share, dividends declared per common shares and weighted average shares outstanding information for periods that include financial results prior to November 7, 2012 are not provided.
(2)	The consolidated statement of operations for the year ended December 31, 2012 included the Company's Pre-IPO and Post-IPO operations during 2012.

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(Amounts in thousands, except share and per share data)

	Member’s Equity	Non Controlling Interests	Common Stock		Paid-in Capital in Excess of Par	Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Net Unrealized Depreciation on Investments	Total Net Assets
			Shares	Par
Balance at January 1, 2011	$69,522	$—	—	$—	$—	$—	$—	$—	$69,522
Net loss	(2,187)	—	—	—	—	—	—	—	(2,187)
Distributions	(12,616)	—	—	—	—	—	—	—	(12,616)
Balance at December 31, 2011	54,719	—	—	—	—	—	—	—	54,719
Net income	5,293	(61)							5,232
Member/non-controlling interest contributions	1,227	2,790	—	—	—	—	—	—	4,017
Syndication Costs	(209)	(121)	—	—	—	—	—	—	(330)
Distributions	(6,710)	(225)	—	—	—	—	—	—	(6,935)
Deconsolidation of Tamarix LP adjustment on July 27, 2012
Net income (loss)	—	61	—	—	—	—	—	—	61
Non-controlling interest contributions	—	(2,790)	—	—	—	—	—	—	(2,790)
Syndication costs	209	121	—	—	—	—	—	—	330
Distributions	—	225	—	—	—	—	—	—	225
Total deconsolidation of Tamarix LP adjustment	209	(2,383)	—	—	—	—	—	—	(2,174)
Balance at November 7, 2012	54,529	—	—	—	—	—	—	—	54,529
IPO offering and underwriting costs borne by OFSAM(3)	(12,025)	—	—	—	—	—	—	—	(12,025)
OFS Capital Corporation BDC Conversion(1)	(42,504)	—	2,912,024	29	42,475	348	—	(348)	—
Issuance of common stock(2)	—	—	6,666,667	67	99,933	—	—	—	100,000
Net increase (decrease) in net assets resulting from operations	—	—	—	—	—	1,186	—	(263)	923
Dividend payable	—	—	—	—	—	(1,628)	—	—	(1,628)
Balance at December 31, 2012	—	—	9,578,691	96	142,408	(94)		(611)	141,799
Net increase in net assets resulting from operations	—	—	—	—	—	5,718	2,829	(872)	7,675
Stock issued in connection with dividend reinvestment plan	—	—	51,106	—	718	—	—	—	718
Dividends and distributions	—	—	—	—	—	(9,727)	(87)	—	(9,814)
Balance at December 31, 2013	$—	$—	9,629,797	$96	$143,126	$(4,103)	$2,742	$(1,483)	140,378

(1) —	Immediately prior to the initial public offering, OFS Capital, LLC converted from a limited liability company to a corporation, as a result of which the sole membership interest held by Orchard First Source Asset Management, LLC (“OFSAM”) prior to the conversion was exchanged for 2,912,024 shares of common stock in OFS Capital Corporation. The Company also reclassified $348 to net unrealized depreciation on investments upon conversion to a business development company.
(2) —	On November 7, 2012, OFS Capital Corporation priced its initial public offering, selling 6,666,667 shares of its common stock at a public offering price of $15.00 per share.
(3) —	OFSAM bore 100% of the IPO offering and underwriting costs in the total amount of $12,025, of which $5,795 were offering related costs and $6,230 underwriting costs.

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Cash Flows
(Amounts in thousands)

	Post-IPO as a Business Development Company		Pre-IPO prior to becoming a Business Development Company
	For the Year Ended December 31, 2013	For the period November 8, 2012 through December 31, 2012	For the period January 1, 2012 through November 7, 2012	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$7,675	$923	$5,293	$6,216	$(2,187)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization and write-off of deferred financing closing costs	965	127	345	472	—
Amortization of discounts and premium	(1,354)	(175)	(706)	(881)	2
Amortization of deferred fee revenue	(127)	(10)	(155)	(165)	(172)
Cash collection of deferred fee revenue	313	25	235	260	343
Payment-in-kind interest	(89)	—	(193)	(193)	(221)
Reversal of paid-in-kind interest income on non-accrual loans	—	—	—	—	110
Net realized (gain) loss on non-control/non-affiliate investments	(87)	—	1,112	1,112	—
Net realized gain on acquisitions of remaining ownership interests in Tamarix LP and Tamarix GP	(2,742)	—	—	—	—
Net change in unrealized (appreciation) depreciation on non-control/non-affiliate investments	(367)	222	(161)	61	156
Net change in unrealized (appreciation) depreciation on affiliate investments	(511)	41	—	41	—
Net change in unrealized depreciation on control investment	1,750	—	—	—	—
Purchase of portfolio investments	(45,182)	(32,079)	(46,065)	(78,144)	—
Additional equity investment in Tamarix LP	(5,157)	—	—	—	—
Proceeds from principal payments on portfolio investments	63,053	6,242	26,483	32,725	—
Proceeds from sale of portfolio investments to related party	—	—	4,950	4,950	—
Proceeds from sale of portfolio investments	9,413	—	8,946	8,946	—
Loan loss recovery on loans receivable and loans receivable pledged to creditors	—	—	—	—	(199)
(Income) loss from equity investments in OFS Capital WM	—	—	(2,645)	(2,645)	638
Income from equity investments in Tamarix LP	—	—	(378)	(378)	—
Loss on sale of loans to OFS Capital WM	—	—	—	—	889
Gain on payable under securities loan agreement	—	—	—	—	(71)
Write-off of uncollectible receivables	—	—	290	290	—
Cumulative effect of accounting change	—	348	(570)	(222)	—
Net loss allocated to non-controlling interests	—	—	(61)	(61)	—
Other income	—	—	(29)	(29)	(89)
Extraordinary (gain) loss	—	(873)	873	—	—
Changes in operating assets and liabilities:
Interest receivable	1,255	97	(650)	(553)	(9)
Prepaid expenses and other assets	174	(237)	(25)	(262)	(20)
Accrued professional fees	94	463	—	463	—
Due to/from affiliated entities, net	(226)	—	142	142	269
Interest payable	(361)	580	(1,005)	(425)	—
Management fees payable	501	427	(378)	49	(41)

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Cash Flows – (Continued)
(Amounts in thousands)

	Post-IPO as a Business Development Company		Pre-IPO prior to becoming a Business Development Company
	For the Year Ended December 31, 2013	For the period November 8, 2012 through December 31, 2012	For the period January 1, 2012 through November 7, 2012	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Management fees payable – other related parties	—	—	628	628	—
Administration fee payable	170	110	—	110	—
Other payables	18	148	34	182	(4)
Net cash provided by (used in) operating activities	29,178	(23,621)	(3,690)	(27,311)	(606)
Cash Flows From Investing Activities
Loan receivable originations	—	—	—	—	(14,750)
Loan receivable collections and payoffs	—	—	—	—	3,393
Collections and payoffs on loans receivable pledged to creditors	—	—	—	—	5,906
Collections on interest receivable pledged to creditors	—	—	—	—	65
Acquisitions of remaining ownership interests in Tamarix LP and Tamarix GP	(8,110)	—	—	—	(1,955)
Change in restricted cash	172	—	—	—	—
Advances and other assets	—	—	(110)	(110)	(251)
Distribution from OFS Capital WM	—	—	1,225	1,225	9,693
Distribution from Tamarix GP	—	—	52	52	—
Consolidation of cash from OFS Capital WM	—	—	9,581	9,581	—
Deconsolidation of cash of Tamarix LP (July 27, 2012)	—	—	(711)	(711)	—
Consolidation of cash of Tamarix LP (December 4, 2013)	1,216	—	—	—	—
Net cash provided by (used in) investing activities	(6,722)	—	10,037	10,037	2,101
Cash Flows From Financing Activities
Cash dividends and distributions paid	(10,724)	—	—	—	—
Net borrowings (repayments) under revolving lines of credit	9,731	(62,476)	(3,175)	(65,651)	—
Notes payable due to the SBA	—	—	14,000	14,000	—
Repayment of advance due to affiliated entities	—	—	(6,796)	(6,796)	(2,957)
Advance from affiliated entities	—	—	—	—	8,324
Repayment of payable under loan securities agreement	—	—	—	—	(6,335)
Other liabilities	—	37	—	37	—
Distributions to member	—	—	(6,710)	(6,710)	—
Contributions from non-controlling interests	—	—	2,590	2,590	—
Distributions to non-controlling interests	—	—	(225)	(225)	—
Syndication costs	—	—	(209)	(209)	—
Syndication costs allocated to non-controlling interests	—	—	(121)	(121)	—
Proceeds from shares sold, net of underwriting costs	—	93,770	—	93,770	—
Deferred offering costs	—	(4,206)	(433)	(4,639)	(655)
Deferred financing costs	(1,164)	—	(1,316)	(1,316)	—
Net cash provided by (used in) financing activities	(2,157)	27,125	(2,395)	24,730	(1,623)
Net increase (decrease) increase in cash and cash equivalents	20,299	3,504	3,952	7,456	(128)
Cash and cash equivalents – beginning of year	8,270	4,766	814	814	942
Cash and cash equivalents – end of year	$28,569	$8,270	$4,766	$8,270	$814

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Cash Flows – (Continued)
(Amounts in thousands)

	Post-IPO as a Business Development		Pre-IPO prior to becoming a Business Development Company
	For the Year Ended December 31, 2013	For the period November 8, 2012 through December 31, 2012	For the period January 1, 2012 through November 7, 2012	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$3,744	$1,494	$3,092	$4,586	$—
Supplemental Disclosure of Noncash Financing and Investing Activities:
Accrued deferred offering costs	$—	$—	$—	$—	$3,078
Dividends and distributions paid by issuance of common stock	718	—	—	—	—
Dividends and distributions payable	—	1,628	—	1,628	—
Consolidation of assets and liabilities of Tamarix LP and Tamarix GP effective December 4, 2013:
Interest receivable	607	—	—	—	—
Investments, at fair value	41,887	—	—	—	—
Intangible asset	2,500
Prepaid expenses and other assets	40	—	—	—	—
SBA debentures payable	26,000	—	—	—	—
Interest payable	183	—	—	—	—
Accrued expenses and other liabilities	68	—	—	—	—
Equity contribution from parent recognized due to the difference between the purchase price and fair value of the loan investment purchased from OFS Capital WM	—	—	1,227	1,227	—
Equity interest received in connection with loan restructuring	—	—	539	539	—
Reclassification of other liabilities to capital contribution from non-controlling interests	—	—	206	206	—
Capital contribution from non-controlling interests via a reduction of management fee payable – related party	—	—	200	200	—
Derecognition of payable under securities loan agreement under sale accounting	—	—	—	—	74,945
Derecognition of loans receivable pledged to creditors under sale accounting	—	—	—	—	77,055
Derecognition of interest receivable pledged to creditors under sale accounting	—	—	—	—	212
Loans distributed from OFS Capital WM on June 30, 2011	—	—	—	—	7,245
Reduction of equity investment in OFS Capital WM as a result of the June 30, 2011 loan distributions	—	—	—	—	6,656
Deferred fee revenue recognized as a result of the June 30, 2011 loan distributions	—	—	—	—	589
Reclassification of deferred offering costs to other assets	—	—	—	—	13
Loan principal collection due from OFS Capital WM as a result of the June 30, 2011 loan distributions	—	—	—	—	5
Elimination of equity investment in OFS Capital WM and consolidation of assets and liabilities of OFS Capital WM effective March 30, 2012:
Restricted cash and cash equivalents	—	—	623	623	—
Interest receivable	—	—	920	920	—
Investments, at fair value	—	—	197,765	197,765	—
Deferred financing costs, net of accumulated amortization	—	—	2,637	2,637	—
Revolving line of credit – Wells Fargo	—	—	134,123	134,123	—
Revolving line of credit – Madison Capital	—	—	30,752	30,752	—

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Cash Flows – (Continued)
(Amounts in thousands)

	Post-IPO as a Business Development		Pre-IPO prior to becoming a Business Development Company
	For the Year Ended December 31, 2013	For the period November 8, 2012 through December 31, 2012	For the period January 1, 2012 through November 7, 2012	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Interest payable	—	—	1,647	1,647	—
Management fee payable	—	—	314	314	—
Due to affiliated entity	—	—	18	18	—
Accrued expenses and other liabilities	—	—	132	132	—
Deconsolidation of assets and liabilities of Tamarix LP and recording of an equity investment in Tamarix LP under the equity method of accounting effective July 27, 2012:
Interest receivable and other assets	—	—	240	240	—
Investments, at fair value	—	—	20,109	20,109	—
Deferred financing costs, net of accumulated amortization	—	—	640	640	—
SBA debentures payable	—	—	14,000	14,000	—
Management fee payable	—	—	427	427	—
Accrued expenses and other liabilities	—	—	428	428	—
Syndication costs	—	—	(209)	(209)	—
Non-controlling interests	—	—	2,383	2,383	—
Loans distributed to member	—	—	—	—	8,588
Reversal of loan loss reserve for loans distributed to member	—	—	—	—	314
Adjustments to loan discounts and fees upon member loan distribution, net	—	—	—	—	534
Equity interests distributed to member	—	—	—	—	4,688
Other assets distributed to member	—	—	—	—	189
Equity interests received in connection with a newly originated loan	—	—	—	—	500

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Aerospace & Defense
Aero-Metric, Inc.	Senior Secured Term Loan	6.75%	(L +5.50%)	8/27/17	$2,713	$2,683	$2,705	1.9%
Whitcraft LLC	Senior Secured Term Loan	6.50%	(L +5.00%)	12/16/15	4,188	4,157	3,882	2.8
					6,901	6,840	6,587	4.7
Automotive
Tectum Holdings Inc	Senior Secured Term Loan A	6.50%	(L +5.25%)	12/3/15	3,013	2,999	3,005	2.1
Trico Products Corporation	Senior Secured Term Loan	6.25%	(L +4.75%)	7/22/16	4,196	4,162	4,156	3.0
					7,209	7,161	7,161	5.1
Banking, Finance, Insurance & Real Estate
AssuredPartners Capital, Inc.	Senior Secured Term Loan A	5.75%	(L +4.50%)	12/14/18	4,840	4,840	4,840	3.4
Captive Resources Midco LLC	Senior Secured Term Loan	7.75%	(P +4.50%)	10/31/18	4,938	4,878	4,878	3.5
CSI Financial Services, LLC(6)	Senior Secured Term Loan	7.00%	(L +5.75%)	12/12/18	3,379	3,332	3,332	2.4
MCMC LLC	Senior Secured Term Loan A	7.50%	(L +6.00%)	9/30/16	3,946	3,912	3,946	2.8
MYI Acquiror Limited(6)	Senior Secured Term Loan A	6.25%	(L +4.75%)	9/13/16	4,899	4,857	4,842	3.4
Personable Holdings, Inc.	Senior Secured Term Loan	8.25%	(P +5.00%)	5/16/18	2,887	2,863	2,887	2.1
Townsend Acquisition LLC	Senior Secured Term Loan	6.25%	(L +4.75%)	5/18/16	4,413	4,353	4,377	3.1
					29,302	29,035	29,102	20.7
Beverage, Food & Tobacco
Columbus Manufacturing, Inc.	Senior Secured Term Loan B	6.50%	(L +5.25%)	4/17/18	3,960	3,914	3,915	2.8
Phillips Feed & Pet Supply	Senior Secured Term Loan	6.05%	(L +4.25%)	10/13/17	3,184	3,158	3,184	2.3
					7,144	7,072	7,099	5.1
Capital Equipment
Dorner MFG, Corp.	Senior Secured Term Loan	6.00%	(L +4.75%)	6/15/17	3,228	3,184	3,142	2.2
Elgin Fasteners Group	Senior Secured Term Loan	6.00%	(L +4.75%)	8/26/16	4,844	4,766	4,766	3.4
					8,072	7,950	7,908	5.6
Chemicals, Plastics & Rubber
Actagro, LLC	Senior Secured Term Loan	5.76%	(L +4.50%)	12/30/16	3,423	3,394	3,339	2.4
Dash Materials LLC	Senior Secured Term Loan	8.75%	(L +7.50%)	12/26/17	4,811	4,790	4,811	3.4
ICM Products Inc	Senior Secured Term Loan	7.50%	(L +6.00%)	2/1/17	2,149	2,123	2,149	1.5
Inhance Technologies Holdings LLC	Senior Secured Term Loan A	9.00%	(L +7.50%)	1/4/17	2,574	2,551	2,574	1.8
KODA Distribution Group, Inc.	Senior Secured Term Loan A	6.00%	(L +5.00%)	4/9/18	3,936	3,919	3,826	2.7
VanDeMark Chemical Inc.	Senior Secured Term Loan	6.50%	(L +5.25%)	11/30/17	2,864	2,819	2,827	2.0
					19,757	19,596	19,526	13.8
Construction & Building
Jameson LLC	Senior Secured Term Loan	7.50%	(L +5.50%)	10/1/15	1,888	1,874	1,888	1.3
					1,888	1,874	1,888	1.3
Consumer goods: Non-durable
Pacific World	Senior Secured Term Loan	5.75%	(L +4.75%)	10/31/16	4,682	4,634	4,574	3.3
Phoenix Brands LLC	Senior Secured Term Loan A	9.25%	(L +7.75%)	1/31/16	3,031	3,008	2,854	2.0
					7,713	7,642	7,428	5.3
Containers, Packaging & Glass
Mold-Rite Plastics, LLC	Senior Secured Term Loan	6.25%	(L +4.50%)	6/30/16	4,268	4,235	4,231	3.0
					4,268	4,235	4,231	3.0

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (Continued)
December 31, 2013
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments – Continued
Energy: Oil & Gas
ANS Distributing, INC.	Senior Secured Term Loan	8.00%	(L +6.50%)	11/1/17	$2,966	$2,920	$2,966	2.1%
Charter Brokerage LLC	Senior Secured Term Loan A	8.00%	(L +6.50%)	10/10/16	4,269	4,228	4,269	3.0
					7,235	7,148	7,235	5.1
Environmental Industries
Apex Companies, LLC.	Senior Secured Term Loan	6.75%	(L +5.50%)	12/10/18	3,859	3,829	3,811	2.7
JWC Environmental, LLC.	Senior Secured Term Loan	6.00%	(L +4.50%)	8/3/16	4,010	3,989	3,943	2.8
					7,869	7,818	7,754	5.5
Healthcare & Pharmaceuticals
Accelerated Health Systems LLC	Senior Secured Term Loan	5.75%	(L +4.50%)	7/22/17	4,888	4,857	4,727	3.4
Aegis Sciences Corporation	Senior Secured Term Loan A	6.50%	(L +5.25%)	10/21/16	4,700	4,651	4,675	3.3
Behavioral Health Group	Senior Secured Term Loan A	5.75%	(L +4.50%)	8/18/16	4,604	4,578	4,501	3.3
Elements Behavioral Health, Inc.	Senior Secured Term Loan A	7.50%	(L +6.00%)	8/14/17	4,754	4,703	4,753	3.4
HealthFusion, Inc.(5)	Senior Secured Loan	13.00%	N/A	10/7/18	5,750	5,668	5,668	4.0
	Common Stock Warrants (1,910,302 shares)					—	—	—
					5,750	5,668	5,668	4.0
Hygenic Corporation	Senior Secured Term Loan	5.75%	(L +4.50%)	10/11/18	4,731	4,675	4,508	3.2
Vention Medical, Inc. (f/k/a MedTech Group, Inc.)	Senior Secured Term Loan	6.50%	(L +5.25%)	9/7/16	4,667	4,629	4,644	3.3
NeuroTherm, Inc	Senior Secured Term Loan	6.50%	(L +5.00%)	2/1/16	3,696	3,668	3,690	2.6
Strata Pathology Services, Inc.(7)	Senior Secured Term Loan	11.00%	(L +9.50%)	6/30/16	4,037	3,988	1,051	0.7
Studer Group LLC	Senior Secured Term Loan	6.00%	(L +4.75%)	7/31/18	3,738	3,706	3,614	2.6
The Ritedose Corporation	Senior Secured Term Loan	6.75%	(L +5.00%)	11/10/16	3,182	3,151	3,172	2.3
United Biologics Holdings, LLC(5)	Senior Secured Loan	12.0% cash/ 2.0% PIK	N/A	3/5/17	3,290	3,217	3,218	2.3
	Class A-1 Units (2,686 units)
	and Kicker Units (2,015 units)					9	15	—
	Class A-1 Warrants (2,272 units)
	and Kicker Warrants (1,704 units)					8	12	—
	Class A Warrants (10,160 units)					67	83	0.1
	Class B Warrants (15,238 units)					7	25	—
					3,290	3,308	3,353	2.4
					52,037	51,582	48,356	34.5
High Tech Industries
B&B Electronics Manufacturing Company	Senior Secured Term Loan A	6.50%	(L +5.00%)	4/4/15	2,715	2,697	2,577	1.8
OnePath Systems, LLC	Senior Secured Term Loan	7.50%	(L +6.00%)	6/6/17	2,344	2,312	2,344	1.7
					5,059	5,009	4,921	3.5

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (Continued)
December 31, 2013
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value		Percent of Net Assets
Non-control/Non-affiliate Investments – Continued
Media: Advertising, Printing & Publishing
Content Marketing, LLC	Senior Secured Term Loan	7.50%	(L +6.25%)	12/21/17	$3,508	$3,466	$3,508		2.5%
Media Source	Senior Secured Term Loan B	7.50%	(L +6.00%)	11/7/16	3,460	3,420	3,460		2.5
Media Source	Senior Secured Term Loan A	6.75%	(L +5.25%)	11/7/16	1,223	1,209	1,223		0.9
Pamarco Technologies, Inc.	Senior Secured Revolver	N/A	(L +3.75%)	12/31/14	—	(4)	(6	)(2)	—
Pamarco Technologies, Inc.	Senior Secured Term Loan A	6.00%	(L +3.75%)	12/31/14	1,522	1,518	1,516		1.1
					9,713	9,609	9,701		7.0
Media: Broadcasting & Subscription
Campus Televideo, Inc.	Senior Secured Term Loan	7.25%	(L +5.75%)	10/23/17	4,305	4,223	4,305		3.1
					4,305	4,223	4,305		3.1
Retail
Tharpe Company, Inc.	Senior Secured Term Loan	6.50%	(L +5.25%)	10/19/17	4,138	4,091	4,092		2.9
					4,138	4,091	4,092		2.9
Services: Business
Revspring Inc. (f/k/a Dantom Systems, Inc.)	Senior Secured Term Loan	5.50%	(L +4.25%)	8/3/17	4,752	4,723	4,723		3.4
Young Innovations, Inc.	Senior Secured Term Loan A	5.75%	(L +4.50%)	1/30/19	2,762	2,727	2,623		1.9
					7,514	7,450	7,346		5.3
Services: Consumer
smarTours, LLC(5)	Senior Secured Loan	10.0% cash/ 0.5% PIK	N/A	10/11/18	5,006	4,903	4,903		3.5
	Preferred Equity A (500,000 units)					500	500		0.4
					5,006	5,403	5,403		3.9
Telecommunications
Barcodes LLC	Senior Secured Term Loan	7.25%	(L +6.00%)	11/2/17	2,986	2,952	2,986		2.1
NHR Holdings, LLC	Senior Secured Term Loan A	5.75%	(L +4.50%)	11/30/18	2,272	2,244	2,140		1.5
NHR Holdings, LLC	Senior Secured Term Loan B	5.75%	(L +4.50%)	11/30/18	2,303	2,275	2,169		1.6
					7,561	7,471	7,295		5.2
Total Non-control/Non-affiliate Investments					202,691	201,209	197,338		140.6
Affiliate Investments
Aerospace & Defense
Malabar International(5)	Subordinated Loan	12.5% cash/ 2.5% PIK	N/A	5/21/17	5,116	5,223	5,223		3.7
	Preferred Stock (1,494 shares)					3,933	3,911		2.8
					5,116	9,156	9,134		6.5
Healthcare & Pharmaceuticals
Pfanstiehl Holdings, Inc(5)	Subordinated Loan	12.0% cash/ 4.0% PIK	N/A	9/29/18	3,674	3,786	3,785		2.7
	Class A Common Equity (400 shares)					217	371		0.3
					3,674	4,003	4,156		3.0

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (Continued)
December 31, 2013
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments – Continued
Services: Business
Contract Datascan Holdings, Inc.(5)	Senior Secured Term Loan B	10.50%	(L +9.50%)	12/17/18	$12,265	$12,144	$12,144	8.7%
	Preferred Equity A (2,463 shares)					2,011	2,011	1.4
	Preferred Equity B (382 shares)					437	437	0.3
	Common Equity (9,069 shares)					—	—	—
					12,265	14,592	14,592	10.4
Sentry Centers Holdings, LLC(5)	Senior Secured Loan	14.00%	N/A	6/28/18	5,000	4,867	4,853	3.4
	Preferred Equity A (60 units)					—	—	—
					5,000	4,867	4,853	3.4
					17,265	19,459	19,445	13.8
Total Affiliate Investments					$26,055	$32,618	$32,735	23.3%
Control Investment
Services: Business
Tangible Software, Inc.(5)	Senior Secured Loan	12.5% cash/ 1.5% PIK	N/A	9/28/16	8,920	8,924	7,846	5.6
	Common Equity B (1,485,000 units)					518	—	—
	Common Equity B-1 (1,022,562 units)					77	—	—
	Common Equity B-2 (615,080 units)					77	—	—
					8,920	9,596	7,846	5.6
Total Control Investment					$8,920	$9,596	$7,846	5.6%

Name of Portfolio Company	Investment Type	Principal Amount	Cost		Fair Value		Percent of Net Assets
Money Market
WF Prime INVT MM #1752(8)	Money Market	N/A	$3,829	(3)	$3,829	(3)	2.7%
WFB Secured Institutional MM(8)	Money Market	N/A	450	(4)	450	(4)	0.3
US Bank Money Market Deposit Account	Money Market	N/A	20,590	(3)	20,590	(3)	14.7
Sub-total Money Market			24,869		24,869		17.7
Total Investments (United States)		$237,666	$268,292		$262,788		187.2%

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR (L) or Prime (P) and which is reset daily, quarterly or semi-annually. For each investment, we have provided the spread over LIBOR or Prime and current interest rate in effect at December 31, 2013. Certain investments are subject to a LIBOR or Prime interest rate floor.
(2)	The negative fair value is the result of the unfunded commitment being valued below par.
(3)	Included in cash and cash equivalents on the consolidated balance sheets.
(4)	Included in restricted cash and cash equivalents on the consolidated balance sheets.
(5)	Investments held by Tamarix LP investments. All other investments were held by OFS Capital WM, and were pledged as collateral under the OFS Capital WM credit facility.

See Notes to Consolidated Financial Statements.

(6)	Indicates assets that the Company deems not “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.
(7)	Non-accrual loan.
(8)	Money market accounts held by OFS Capital WM, and pledged as collateral under the OFS Capital WM credit facility.

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2012
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments(5)
Aerospace & Defense
Aero-Metric, Inc.	Senior Secured Term Loan	6.75%	(L +5.25%)	08/27/17	$2,819	$2,780	$2,737	1.9%
Whitcraft LLC	Senior Secured Term Loan	6.25%	(L +4.75%)	12/16/15	4,565	4,514	4,440	3.1
					7,384	7,294	7,177	5.0
Automotive
BBB Industries, LLC	Senior Secured Term Loan	6.50%	(L +4.50%)	06/29/13	4,713	4,704	4,671	3.3
Tectum Holdings Inc. (Extang)	Senior Secured Term Loan A	7.50%	(L +5.25%)	12/03/15	3,172	3,149	3,149	2.2
Trico Products Corporation	Senior Secured Term Loan	6.25%	(L +4.75%)	07/22/16	4,685	4,632	3,798	2.7
					12,570	12,485	11,618	8.2
Banking, Finance, Insurance & Real Estate
AssuredPartners Capital, Inc.	Senior Secured Term Loan A	6.50%	(L +5.25%)	05/01/18	4,877	4,877	4,651	3.3
Captive Resources Midco LLC	Senior Secured Term Loan	6.75%	(L +5.50%)	10/31/18	4,987	4,915	4,915	3.5
Cetera Financial Group, Inc.	Senior Secured Term Loan A	6.50%	(L +5.00%)	06/22/17	4,875	4,854	4,699	3.3
CSI Financial Services, LLC(6)	Senior Secured Term Loan	7.25%	(L +6.00%)	12/07/17	3,485	3,425	3,425	2.4
Frenkel Benefits LLC	Senior Secured Term Loan A	6.25%	(L +5.00%)	12/28/15	3,938	3,890	3,831	2.7
H.D. Vest, Inc.	Senior Secured Term Loan	7.00%	(L +5.50%)	10/03/17	4,813	4,755	4,706	3.3
MCMC LLC	Senior Secured Term Loan A	7.50%	(L +6.00%)	09/30/16	4,635	4,581	4,627	3.3
MYI Acquiror Limited(6)	Senior Secured Term Loan A	6.25%	(L +4.75%)	09/13/16	4,962	4,903	4,777	3.4
Personable Holdings, Inc.	Senior Secured Term Loan	8.00%	(L +6.50%)	05/16/17	3,785	3,745	3,841	2.7
Townsend Acquisition LLC	Senior Secured Term Loan	6.25%	(L +4.75%)	05/18/16	4,750	4,658	4,598	3.2
					45,107	44,603	44,070	31.1
Beverage, Food and Tobacco
Columbus Manufacturing, Inc.	Senior Secured Term Loan B	6.50%	(L +5.25%)	04/17/18	4,000	3,942	3,942	2.8
Phillips Feed & Pet Supply	Senior Secured Term Loan	7.50%	(L +5.25%)	10/13/17	3,265	3,224	3,130	2.2
					7,265	7,166	7,072	5.0
Business Equipment & Services
Dorner MFG, Corp.	Senior Secured Term Loan	6.25%	(L +4.75%)	06/15/17	3,398	3,338	3,274	2.3
Elgin Fasteners Group	Senior Secured Term Loan	7.00%	(L +5.50%)	08/26/16	4,695	4,588	4,633	3.3
					8,093	7,926	7,907	5.6
Chemical, Plastics & Rubber
Actagro, LLC	Senior Secured Term Loan	7.00%	(L +5.50%)	12/30/16	1,950	1,925	1,920	1.4
Inhance Technologies (f/k/a Fluoro-Seal International LLC)	Senior Secured Term Loan A	9.00%	(L +7.50%)	01/04/17	2,964	2,930	3,024	2.1
ICM Products Inc.	Senior Secured Term Loan	8.50%	(L +7.00%)	02/01/17	2,406	2,368	2,406	1.7
VanDeMark Chemical Inc.	Senior Secured Term Loan	7.50%	(L +5.25%)	11/30/17	3,015	2,956	2,956	2.1
					10,335	10,179	10,306	7.3
Construction & Building
Lindstrom Metric, LLC	Senior Secured Term Loan	6.26%	(L +4.75%)	07/12/16	4,747	4,702	4,586	3.2
Jameson LLC	Senior Secured Term Loan	9.52%	(L +7.50%)	10/01/15	2,487	2,460	2,240	1.6
Royal Adhesives & Sealants, LLC	Senior Secured Term Loan A	7.25%	(L +5.50%)	11/29/15	4,498	4,457	4,485	3.1
					11,732	11,619	11,311	7.9
Consumer Goods: Durable
Phillips Plastics	Senior Secured Term Loan	6.50%	(L +5.00%)	02/12/17	1,707	1,673	1,649	1.2
Revere Industries, LLC	Senior Secured Rollover Loans	9.00%	(L +6.00%)	06/30/13	1,889	1,891	1,895	1.3
					3,596	3,564	3,544	2.5

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (Continued)
December 31, 2012
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value		Percent of Net Assets
Non-control/Non-affiliate Investments(5) – Continued
Consumer Goods: Non-durable
Pacific World	Senior Secured Term Loan	7.00%	(L +5.50%)	10/31/16	$4,950	$4,881	$4,879		3.4%
Phoenix Brands LLC	Senior Secured Term Loan A	7.00%	(L +5.50%)	01/31/16	3,781	3,739	3,307		2.3
					8,731	8,620	8,186		5.7
Containers, Packaging & Glass
Mold-Rite Plastics, LLC	Senior Secured Term Loan	6.25%	(L +4.50%)	06/30/16	4,527	4,477	4,379		3.1
Energy: Oil & Gas
ANS Distributing, INC.	Senior Secured Term Loan	8.00%	(L +6.50%)	11/01/17	3,250	3,187	3,187		2.2
Charter Brokerage LLC	Senior Secured Term Loan A	8.00%	(L +6.50%)	10/10/16	4,580	4,520	4,652		3.3
Engineered Controls International, LLC	Senior Secured Term Loan	6.50%	(L +4.75%)	08/05/16	4,362	4,316	4,242		3.0
					12,192	12,023	12,081		8.5
Environmental Industries
Apex Companies, LLC.	Senior Secured Term Loan	7.50%	(L +5.75%)	12/10/16	4,347	4,302	4,339		3.1
JWC Environmental, LLC.	Senior Secured Term Loan	6.00%	(L +4.50%)	08/03/16	4,441	4,407	4,245		3.0
					8,788	8,709	8,584		6.1
Healthcare & Pharmaceuticals
Accelerated Health Systems LLC	Senior Secured Term Loan	7.25%	(L +5.75%)	07/22/17	4,950	4,911	4,896		3.5
Aegis Sciences Corporation	Senior Secured Term Loan A	7.00%	(L +5.50%)	10/21/16	4,850	4,781	4,779		3.4
Behavioral Health Group	Senior Secured Term Loan A	5.75%	(L +4.50%)	08/18/16	4,938	4,900	4,699		3.3
Elements Behavioral Health, Inc.	Senior Secured Term Loan A	7.50%	(L +6.00%)	08/14/17	4,938	4,870	4,920		3.5
Hygenic Corporation	Senior Secured Term Loan	6.25%	(L +5.00%)	10/11/18	5,000	4,928	4,928		3.5
MedTech Group, Inc.	Senior Secured Term Loan	7.00%	(L +5.50%)	09/07/16	4,808	4,755	4,740		3.3
NeuroTherm, Inc.	Senior Secured Term Loan	6.50%	(L +5.00%)	02/01/16	4,529	4,478	4,326		3.1
Strata Pathology Services, Inc.	Senior Secured Term Loan	8.00%	(L +6.50%)	06/30/16	4,874	4,811	4,202		3.0
Studer Group LLC	Senior Secured Term Loan	7.00%	(L +5.50%)	09/28/16	4,604	4,551	4,538		3.2
The Ritedose Corporation	Senior Secured Term Loan	6.50%	(L +4.75%)	11/10/16	3,592	3,545	2,881		2.0
					47,083	46,530	44,909		31.8
High Tech Industries
B&B Electronics Manufacturing	Senior Secured Term Loan A	6.50%	(L +5.00%)	04/04/15	2,905	2,870	2,858		2.0
OnePath Systems, LLC	Senior Secured Term Loan	7.50%	(L +6.00%)	06/06/17	2,438	2,395	2,431		1.7
					5,343	5,265	5,289		3.7
Media: Advertising, Printing & Publishing
Media Source	Senior Secured Term Loan A	6.75%	(L +5.25%)	11/07/16	1,322	1,301	1,293		0.9
Media Source	Senior Secured Term Loan B	7.50%	(L +6.00%)	11/07/16	3,496	3,440	3,502		2.5
Pamarco Technologies, Inc.	Senior Secured Revolver	N/A	(L +3.75%)	12/31/14	—	(8)	(33	)(2)	—
Pamarco Technologies, Inc.	Senior Secured Term Loan A	6.00%	(L +3.75%)	12/31/14	2,885	2,871	2,821		2.0
					7,703	7,604	7,583		5.4
Media: Broadcasting & Subscription
Campus Televideo, Inc. (f/k/a Lamont Digital Systems, Inc.)	Senior Secured Term Loan	7.25%	(L +5.75%)	10/23/17	4,661	4,549	4,549		3.2

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (Continued)
December 31, 2012
(Dollar amounts in thousands)

Industry Name of Portfolio Company	Investment Type	Interest Rate(1)	Spread Above Index(1)	Maturity	Principal Amount	Cost	Fair Value	Percen
Non-control/Non-affiliate Investments(5) – Continued
Retail
Diversified Foodservice Supply, Inc. f/k/a Consolidated Equipment Parts, Inc.	Senior Secured Term Loan	6.75%	(L +5.00%)	01/27/16	$4,580	$4,536	$4,508	3.2%
Tharpe Company, Inc.	Senior Secured Term Loan	7.00%	(L +5.75%)	10/19/17	5,000	4,928	4,928	3.5
					9,580	9,464	9,436	6.7
Services: Business
Kellermeyer Building Services, LLC	Senior Secured Term Loan	6.50%	(L +4.75%)	12/17/15	4,609	4,546	4,511	3.2
Revspring Inc. (f/k/a Dantom Systems, Inc.)	Senior Secured Term Loan	6.25%	(L +5.00%)	08/03/17	4,907	4,868	4,673	3.3
					9,516	9,414	9,184	6.5
Telecommunications
Barcodes LLC	Senior Secured Term Loan	7.25%	(L +6.00%)	11/02/17	3,089	3,044	3,044	2.1
ConvergeOne Holdings Corporation	Senior Secured Term Loan A	8.50%	(L +7.00%)	06/08/17	2,340	2,320	2,387	1.7
NHR Holdings, LLC	Senior Secured Term Loan A	6.50%	(L +5.25%)	11/30/18	2,483	2,446	2,446	1.7
NHR Holdings, LLC	Senior Secured Term Loan B	6.50%	(L +5.25%)	11/30/18	2,517	2,480	2,480	1.7
					10,429	10,290	10,357	7.2
Sub-total Non-control/Non-affiliate Investments					$234,635	$231,781	$227,542	160.5%

Name of Portfolio Company	Investment Type	Principal Amount	Cost		Fair Value		Percent of Net Assets
Affiliate Investments
Banking, Finance, Insurance & Real Estate
Tamarix Capital Partners, L.P.(6)	67.5% Limited Partnership Interest	N/A	$5,049		$4,657		3.3%
Sub-total Affiliate Investments			5,049		4,657		3.3
Money Market
WF Prime INVT MM #1752(5)	Money Market	N/A	2,450	(3)	2,450	(3)	1.7
WFB Secured Institutional MM(5)	Money Market	N/A	623	(4)	623	(4)	0.5
US Bank Money Market Deposit	Money Market	N/A	3,030	(3)	3,030	(3)	2.1
Sub-total Money Market			6,103		6,103		4.3
Total Investments (United States)		$234,635	$242,933		$238,302		168.1%

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR (L) or Prime and which is reset daily, quarterly or semi-annually. For each investment, we have provided the spread over LIBOR and current interest rate in effect at December 31, 2012. Certain investments are subject to a LIBOR or Prime interest rate floor.
(2)	The negative fair value is the result of the unfunded commitment being valued below par.
(3)	Included in cash and cash equivalents on the consolidated balance sheets.
(4)	Included in restricted cash and cash equivalents on the consolidated balance sheets.
(5)	Pledged as collateral under the OFS Capital WM Credit Facility.
(6)	Indicates assets that the Company deems not “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 1. Organization

OFS Capital Corporation (“OFS Capital”, the “Company”, or “we”) is a Delaware corporation formed on November 7, 2012 and is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

From time to time, the term OFS Capital, the Company, or we may be used herein to refer to OFS Capital Corporation, individually, or OFS Capital Corporation and/or its subsidiaries either collectively or individually, as well as, with respect to all periods prior to the initial public offering (“IPO”) date, OFS Capital, LLC.

On November 7, 2012, the Company priced its IPO, selling 6,666,667 shares of its common stock at a public offering price of $15 per share and raising $100 million in gross proceeds. Immediately prior to the IPO, on November 7, 2012, OFS Capital, LLC converted from a limited liability company to a corporation, as a result of which the sole membership interest held in OFS Capital, LLC by Orchard First Source Asset Management, LLC (“OFSAM”) prior to the conversion was exchanged for 2,912,024 shares of common stock in the Company.

On September 28, 2010, OFS Capital, LLC became the 100% equity owner of OFS Capital WM, LLC (“OFS Capital WM”). On September 29, 2011, OFS Capital, LLC became the primary beneficiary in Tamarix Capital Partners, LP (“Tamarix LP”), a variable interest entity (“VIE”) under the applicable provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 810, “Consolidation” (ASC Topic 810). On May 10, 2012, upon Tamarix LP’s receipt of a Small Business Investment Company (“SBIC”) license, OFS Capital, LLC became an approximately 68% limited partner in Tamarix LP. On December 4, 2013, the Company acquired the remaining limited partnership interests in Tamarix LP (“Tamarix LP Acquisition”), as well as the remaining membership interests in Tamarix Capital G.P. LLC (“Tamarix GP”), the general partner of Tamarix LP that holds 1% limited partnership interest in Tamarix LP (“Tamarix GP Acquisition”) (Tamarix LP Acquisition and Tamarix GP Acquisition are collectively referred to as “Tamarix Acquisitions”). As a result of Tamarix Acquisitions, Tamarix LP and Tamarix GP became wholly owned subsidiaries of the Company effective December 4, 2013 (see Note 4 for more details).

The Company’s investment strategy is to invest primarily in senior secured debt investments to middle market companies and, to a lesser extent, junior capital, including mezzanine debt and preferred and common equity. The Company has entered into an investment advisory and management agreement with OFS Capital Management, LLC (“OFS Capital Management”, or the “Investment Advisor”), under which the Investment Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company (see Note 5 for more detail).

Note 2. Summary of Significant Accounting Policies

Election to become a Business Development Company:  The results of operations for the year ended December 31, 2013 reflect the Company’s results as a BDC under the 1940 Act, whereas the results of operations for 2012 are divided into two periods. The period from January 1, 2012 through November 7, 2012, reflects the Company’s results prior to operating as a BDC under the 1940 Act. The period from November 8, 2012 through December 31, 2012, reflects the Company’s results as a BDC under the 1940 Act. Accounting principles used in the preparation of the consolidated financial statements beginning November 8, 2012 are different from those of prior periods and, therefore, the financial position and results of operations for those periods are not directly comparable. The primary difference in accounting principles relates to the

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

carrying value of debt and equity investments. On November 7, 2012, the Company recorded a cumulative effect of accounting change of $348 as a result of its election to become a BDC — see corresponding section below for further discussion.

Cumulative Effect of Business Development Company Election

Effect of recording equity investment in Tamarix LP at fair value	$(348)

Basis of presentation:  The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments consisting only of normal recurring accruals and adjustments except: (1) OFS Capital’s accounting treatment of Tamarix Acquisitions, as well as its consolidation of Tamarix LP and Tamarix GP, effective December 4, 2013 (see Note 4); (2) OFS Capital’s consolidation of the financial statements of OFS Capital WM effective March 30, 2012 (see Note 3); (3) the cumulative effect of accounting change to convert from cost to fair value accounting of Tamarix LP’s portfolio investments effective May 10, 2012 as a result of Tamarix LP’s receipt of the SBIC license and conversion to an investment company (see “Other cumulative effect of accounting change prior to Tamarix LP becoming an investment company” section below); (4) deconsolidation of the financial statements of Tamarix LP effective July 27, 2012 (see Note 4); (5) cumulative effect of accounting change to convert to a BDC effective November 7, 2012 (see Election to become a Business Development Company above), and (6) the sale accounting treatment of the OFS Capital WM Transaction effective February 23, 2011 (see Note 3), which are, in the opinion of management, necessary to fairly state the operating results for the respective periods. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Principles of consolidation:  The Company’s December 31, 2013 consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, OFS Capital WM, OFS Funding, LLC, Tamarix LP and Tamarix GP. The Company consolidates an affiliated subsidiary if it owns more than 50 percent of the subsidiary’s equity and holds the controlling financial interest in such subsidiary. The Company also consolidates a VIE if it is the primary beneficiary in the VIE. Effective March 30, 2012, the Company consolidated the financial statements of OFS Capital WM into its own (see Note 3). Effective July 27, 2012, the Company deconsolidated the financial statements of Tamarix LP from its own (see Note 4). Effective December 4, 2013, the Company consolidated the financial statements of Tamarix LP and Tamarix GP into its own (see Note 4).

Other cumulative effect of accounting change prior to Tamarix LP becoming an investment company:  Equity contributions made by potential investors in Tamarix LP prior to issuance of the SBIC license on May 10, 2012 were contingent upon receipt of the SBIC license, and were fully refundable in the event that Tamarix LP failed to obtain such license. As a result, prior to May 10, 2012, Tamarix LP was not deemed to be an investment company and accordingly, followed the same accounting principles as its primary beneficiary, OFS Capital, to account for its loans receivable at cost and its equity interests under the cost method of accounting on the consolidated financial statements of OFS Capital. On May 10, 2012, upon receipt of the SBIC license, Tamarix LP was deemed to be an investment company under Accounting Standards Codification 946, “Financial Services — Investment Companies” (“ASC Topic 946”), and began reporting its investment assets at fair value. Accordingly, effective May 10, 2012, Tamarix LP changed its accounting principle from cost to fair value for measuring its portfolio investments, and recorded a cumulative effect of this accounting change in the amount of $570 to reflect the difference between the fair value and cost basis of its portfolio investments at May 10, 2012.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

The cumulative effect of the accounting change at May 10, 2012 reflects the effect of Tamarix LP’s conversion to an investment company as follows:

Cumulative Effect of Conversion to an Investment Company

Effect of recording loans at fair value	$211
Effect of recording equity investments at fair value	140
Elimination of allowance for loan losses	219
$570

Fair value of financial instruments:  The Company applies fair value to substantially all of its financial instruments in accordance with Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant that holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs).

Changes to the valuation policy are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are justified. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies.

See Note 7 for more detailed disclosures of the Company’s fair value measurements of its financial instruments.

Use of estimates:  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reporting segments:  In accordance with segment guidance set by Accounting Standards Codification 280, “Segment Reporting” (“ASC Topic 280”), the Company has determined that it has a single reporting segment and operating unit structure.

Cash and cash equivalents:  Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities at the time of acquisition of three months or less. The Company places its cash in financial institutions and at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Restricted cash and cash equivalents:  Restricted cash and cash equivalents represent amounts maintained in the Unfunded Exposure Account of OFS Capital WM as defined by the Loan Sale Agreement and other applicable transaction documents and are subject to the lien of the trustee for the benefit of the secured parties of OFS Capital WM. Proceeds in the Unfunded Exposure Account, along with advances under the OFS Capital WM Credit Facility (see Note 10), are utilized to fund an eligible loan owned by OFS Capital WM that has an unfunded revolving commitment.

Revenue recognition:

Investments and related investment income:  Investments are recorded at fair value. The Company’s Board determines the fair value of its portfolio investments. The determination of the fair value of the portfolio investments includes an analysis of the value of any unfunded loan commitments. Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. The Company accrues interest income until certain events take place, which may place a loan into a non-accrual status. In addition, the Company may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount (“OID”), market discount or premium, and loan amendment fees (collectively, “net loan origination fee income”) are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. When the Company receives a loan principal payment, the OID related to the paid principal is accelerated and recognized in interest income. All other income is recorded into income when earned. Further, in connection with the Company’s debt investments, the Company will sometimes receive warrants or similar no cost equity-related securities (“Warrants”). The Company determines the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as OID, and accreted into interest income over the life of the debt security. Dividend income is recorded at the time dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. Distribution of earnings from portfolio companies are evaluated to determine if the distribution is income or return of capital.

As of December 31, 2013 and 2012, unamortized discounts and origination fees on debt investments amounted to $3,098 and $2,854, respectively. For the year ended December 31, 2013, the period from November 8, 2012 to December 31, 2012, the period from January 1, 2012 to November 7, 2012, and the year ended December 31, 2011, the Company recognized net loan origination fee income of $1,481, $185, $861 and $170, respectively.

For investments with contractual payment-in-kind interest (“PIK”), which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity (or at some other stipulated date), the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the year ended December 31, 2013, the period from November 8, 2012 to December 31, 2012, the period from January 1, 2012 to November 7, 2012, and the year ended December 31, 2011, the Company recognized PIK interest in the amount of $37, $0, $193 and $111, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net changes in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

Non-accrual loans:  Loans on which the accrual of interest income has been discontinued are designated as non-accrual loans, and non-accrual loans are further designated to be accounted for under either a non-accrual cash method or a non-accrual cost recovery method. Loans are generally placed on non-accrual

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

when a loan either: (i) is delinquent for 90 days or more on principal or interest based on contractual terms of the loan (unless well secured and in the process of collection), or (ii) in the opinion of the Company’s management, there is reasonable doubt about the collectability. When loans are placed on non-accrual status, all interest previously accrued but not collected is reversed against current period interest income. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals are resumed on non-accrual loans only when they are brought current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to all principal and interest. There was one non-accrual loan with a fair value of $1,051 at December 31, 2013. There were no non-accrual loans at December 31, 2012.

Allowances for loan losses:  Prior to the Company’s election to become a BDC, the allowance for loan losses represented management’s estimate of probable losses inherent in the loan portfolio as of the balance sheet date. When determining the adequacy of the allowance for loan losses, the following factors were considered: historical internal experience and current industry conditions, economic conditions and trends, credit quality trends and other factors deemed relevant. Additions to the allowance were charged to current period earnings through the provision for loan losses. Periodically, management might have determined that it was appropriate to charge-off a portion of an existing loan. Upon the resolution of a loan that had remaining outstanding amounts that had been reserved for and were determined to be uncollectible, such amounts were charged off directly against the allowance for loan losses. To the extent that an amount was not reserved for, then this amount was charged off through the provision for loan losses on the consolidated statement of operations.

Income taxes:  The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its shareholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company has made, and intends to continue to make, the requisite distributions to its shareholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its shareholders.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions into the next tax year in an amount less than what would trigger payments of federal income tax under subchapter M of the Code. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines its estimated current year annual taxable income may exceed estimated current year dividend distributions, the Company accrues excise tax on estimated excess taxable income as taxable income is earned. At December 31, 2013, no U.S. federal excise tax was accrued. At December 31, 2012, the Company accrued $63 of U.S. federal excise tax, which was paid in March 2013.

The Company accounts for income taxes in conformity with Accounting Standards Codification 740, “Income Taxes” (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions at December 31, 2013 and 2012. The current and prior three tax years remain subject to examination by U.S. federal and most state tax authorities.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Prior to the Company’s election to become a BDC, the Company, as a limited liability company, did not record a provision for federal income taxes or deferred tax benefits because its income was taxable to its members. Therefore, no federal or state income tax provision had been recorded for the period from January 1, 2012 to November 7, 2012, and the year ended December 31, 2011.

Dividends and distributions:  Dividends and distributions to common shareholders are recorded on the declaration date. The timing of dividends and distributions as well as the amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Dividends paid in excess of net investment income and realized gains are considered returns of capital to shareholders.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its shareholders, unless a shareholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then shareholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend or distribution.

The Company may use newly issued shares under the guidelines of the DRIP, or the Company may purchase shares in the open market in connection with its obligations under the plan.

Deferred offering costs:  The Company defers costs related to its public offerings until completion of the offerings. These costs include professional fees, registration costs, printing, and other miscellaneous offering costs. Deferred offering costs are charged against the proceeds from equity offerings when received. The Company incurred total deferred offering costs of $5,795 related to its IPO, which was charged against gross proceeds from the IPO on November 7, 2012.

Deferred financing closing costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized over the estimated average life of the borrowings. As of December 31, 2013 and December 31, 2012, unamortized deferred financing costs recorded by the Company amounted to $3,043 and $2,839, respectively. For the year ended December 31, 2013, the period from November 8, 2012 to December 31, 2012, and the period from April 1, 2012 to November 7, 2012, the Company recorded amortization expense of $965, $127 and $345, respectively, on its deferred financing costs.

Equity interests received prior to the Company’s election to become a BDC:  In connection with certain lending arrangements, the Company received warrants to purchase shares of stock from the borrowers. Because the warrant agreements typically contained net exercise or “cashless” exercise provisions, the warrants qualified as derivative instruments under Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC Topic 815”). Such warrants were considered loan fees and are recorded as unearned loan income on the grant date. The unearned income was recognized as interest income over the contractual life of the related loan in accordance with the Company’s income recognition policy. As such warrants held were deemed to be derivative, they were periodically measured at fair value. Any adjustment to fair value was recorded through earnings as net unrealized gain or loss on warrants. For the year ended December 31, 2011, the Company recognized an unrealized loss on warrants in the amounts of $156, respectively. For the period November 8, 2012 through December 31, 2012, and the period January 1, 2012 through November 7, 2012, the Company did not recognize any unrealized gain or loss on warrants.

For the three months ended March 31, 2012, under the equity method of accounting, the Company’s 100% share of the net income or loss of OFS Capital WM was included in “Income from equity interest in OFS Capital WM” in the consolidated statements of operations. Commencing with the execution of the

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

WM 2012 Loan Amendment, effective April 1, 2012, OFS Capital consolidated the statement of operations of OFS Capital WM into its own (see Note 3).

In September and November 2011, in connection with its loan originations, Tamarix LP received a 14.9% LLC membership interest in one borrower and a 19.8% preferred stock ownership interest in another borrower which were valued at $500 and $1,955, respectively, at the date of the respective loan origination. The Company applied the cost method of accounting to these equity interests until May 10, 2012, when Tamarix LP became an investment company and adopted fair value accounting on its portfolio investments.

Effective July 27, 2012, the Company deconsolidated the financial statements of Tamarix LP from its own, and adopted the equity method of accounting to account for its investment in Tamarix LP (see Note 4) through November 7, 2012. Accordingly, commencing July 27, 2012 through November 7, 2012, the Company’s share of the net income or loss of Tamarix LP was included in “Income from equity interest in Tamarix LP” in the consolidated statement of operations under the equity method of accounting. Commencing November 8, 2012, upon the Company’s election to become a BDC, through December 4, 2013, the date of Tamarix Acquisitions, the Company accounted for its equity investment in Tamarix LP at fair value. Effective December 4, 2013, as a result of Tamarix Acquisitions, the Company consolidated Tamarix LP and Tamarix GP into its own financial statements.

Goodwill and intangible asset:  On December 4, 2013, in connection with Tamarix Acquisitions, the Company recorded goodwill in the amount of $1,077 (see Note 4), which will be tested for impairment in accordance with Accounting Standards Codification 350, “Intangibles — Goodwill and Other” (“ASC Topic 350”).

Also, on December 4, 2013, in connection with Tamarix Acquisitions, the Company recorded an intangible asset attributable to the SBIC license Tamarix LP holds in the amount of $2,500. The Company will amortize this intangible asset over its estimated useful life, which was determined to be approximately 13 years at December 31, 2013.

The following table reflects the Company's estimated annual amortization expense of its intangible asset for the next five years at December 31, 2013:

For year ended December 31, 2014	$195,313
For year ended December 31, 2015	195,313
For year ended December 31, 2016	195,313
For year ended December 31, 2017	195,313
For year ended December 31, 2018	195,313

Interest expense:  Interest expense is recognized on the accrual basis.

Concentration of credit risk:  Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal.

Recent accounting pronouncements:  In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (ASU 2013-08), which amends the criteria that define an investment company, clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

This guidance is effective for annual and interim periods beginning on or after December 15, 2013. The Company does not expect ASU 2013-08 to have a material impact on the Company’s consolidated financial position or disclosures.

Note 3. OFS Capital WM

OFS Capital WM Transaction

On September 28, 2010, OFS Capital entered into a Loan Sale Agreement with OFS Capital WM, pursuant to which OFS Capital transferred eligible loans or its 100% participating interest in certain loans as defined by the agreement (“Eligible Loans”) with $96,906 in principal to OFS Capital WM in exchange for cash of $36,255 and a 100% ownership interest in OFS Capital WM (“OFS Capital WM Transaction”).

The OFS Capital WM Transaction was a true sale for legal purposes. Under the Loan Sale Agreement and other applicable transaction documents between the Company and OFS Capital WM (collectively, the “Loan Documents”), dated September 28, 2010, OFS Capital is not permitted to revoke the sale. Wells Fargo Delaware Trust Company, N.A., acts as the trustee for the benefit of the lenders under the credit facility that forms part of the Loan Documents. The Eligible Loans are pledged by OFS Capital WM to the trustee for the benefit of the lenders. OFS Capital is not entitled or obligated to repurchase or redeem the Eligible Loans, other than a customary obligation to repurchase loans for breach of representations and warranties with respect to the eligibility of such loans. In addition, OFS Capital had the right, at its option, to purchase loans then owned by OFS Capital WM, at fair value, subject to a 20% purchase and substitution limit as prescribed in the Loan Documents (the “Call Right”).

OFS Capital accounted for the OFS Capital WM Transaction as a secured borrowing in accordance with the relevant provisions under ASC Topic 860 — Transfers and Servicing. Accordingly, on September 28, 2010, OFS Capital reclassified the loans it transferred to OFS Capital WM to loans receivable pledged to creditors on its consolidated balance sheet. In addition, on September 28, 2010, in consideration for the cash and 100% equity interest in OFS Capital WM, the Company recorded a corresponding payable under securities loan agreement.

Effective February 23, 2011, the Company amended the Loan Documents pursuant to which the Call Right and certain other rights of OFS Capital were removed. This amendment was entered into to ensure that the original intent of the parties to treat the OFS Capital WM Transaction as a true sale for both legal and accounting purposes was satisfied and to eliminate any provision that might be interpreted as contrary to that intent. For the period January 1, 2011 through February 23, 2011, OFS Capital recognized interest income on loans pledged to creditors in the amount of $831 and recorded interest expense of $831 on the payable under securities loan agreement for the same period. On February 23, 2011, as a result of the amendment to the Loan Documents, under the sale accounting treatment, the Company derecognized the loans pledged to creditors in the carrying value of $75,621 (net of loan loss allowance of $1,151 and net deferred revenue of $283), interest receivable pledged to creditors in the amount of $213, and the payable under securities agreement in the amount of $74,945. The difference between the receivables pledged to creditors and payable under securities agreement, was recognized as a loss from the sale in the amount of $889.

Consolidation of OFS Capital WM

OFS Capital WM is a wholly owned subsidiary of OFS Capital formed in August 2010 with the limited purpose of holding, acquiring, managing and financing senior secured loan investments to middle-market companies in the United States. Prior to March 30, 2012, the Company determined that OFS Capital WM was a VIE of OFS Capital under the applicable provisions of ASC Topic 810. OFS Capital, as the owner of 100% of the equity of OFS Capital WM, has the obligation to absorb losses and the right to receive benefits, either of which could be significant to the VIE. However, prior to March 30, 2012, despite its 100% equity interest in OFS Capital WM, OFS Capital was not the primary beneficiary of OFS Capital WM as OFS Capital lacked

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 3. OFS Capital WM  – (continued)

the power, through voting interests or similar rights, to direct the activities of OFS Capital WM that most significantly impact its economic performance. The Company had concluded that MCF Capital Management, LLC (the “Loan Manager”) was the primary beneficiary of OFS Capital WM, because (1) under the terms of the loan facility of OFS Capital WM, the Loan Manager had the sole authority to service, administer and exercise rights and remedies in respect of the assets in OFS Capital WM’s portfolio; (2) the Loan Manager had the sole authority to determine whether to cause assets to be sold or acquired by OFS Capital WM, subject to certain limited circumstances where the Company had consent rights, as administrative manager of OFS Capital WM; (3) OFS Capital, as the administrative manager of OFS Capital WM, carried out duties of OFS Capital WM primarily limited to administrative matters, and (4) for its service, the Loan Manager receives a fee. The Company had determined the Loan Manager’s right to receive a loan management fee from OFS Capital WM, the interest of its related party in the class B loans of OFS Capital WM, and the implicit financial responsibility of the Loan Manager to ensure the VIE operates as designed were significant to OFS Capital WM. Since the Loan Manager was the primary beneficiary of OFS Capital WM, prior to March 30, 2012, the Company did not consolidate the financial statements of OFS Capital WM but instead accounted for its ownership interest under the equity method of accounting.

Through March 30, 2012, OFS Capital WM’s loan portfolio was essentially fully funded, which makes future management activities a critical component to ensure satisfactory credit quality and profitability of OFS Capital WM’s loan portfolio. Effective March 30, 2012, OFS Capital entered into an agreement with OFS Capital WM and the Loan Manager to amend the credit facility of OFS Capital WM (WM 2012 Loan Amendment), as a result of which, (1) instead of the Loan Manager having the sole authority to determine actions on any proposed amendment, modification, restructuring, and waiver of loans, the Loan Manager is required to consult with OFS Capital before taking any such actions with a borrower; (2) instead of the Loan Manager having the sole authority to call or waive any default with respect to any loan, the Loan Manager is required to consult with OFS Capital before taking any such actions with a borrower, and (3) instead of the Loan Manager having the sole authority to vote to accelerate the maturity of any loan, the Loan Manager is required to consult with OFS Capital before taking any such actions with a borrower. If OFS Capital indicates in writing that it is dissatisfied with any actions in respect of the foregoing ultimately taken by the Loan Manager, pursuant to the WM 2012 Loan Amendment, the Loan Manager may pursue the course of action which it has recommended; however, the Loan Manager will also be obligated to promptly engage a third party broker/dealer to sell the loan in question, with OFS Capital possessing the sole right to negotiate and approve the terms of any such sale transaction (including price), as well as the sole right to terminate any loan sale discussions and to block any prospective loan sale. In consideration for the rights received as a result of the WM 2012 Loan Amendment, OFS Capital agreed to give up a right of first refusal that it possessed with respect to future transactions substantially similar to the OFS Capital WM Transaction that the Loan Manager and/or its affiliates may seek to conduct with third parties.

The WM 2012 Loan Amendment granted OFS Capital significant participating rights. Additionally, owing to: (1) the significant repayment since September 28, 2010 of the preponderant portion of the loans transferred to OFS Capital WM on that date and over which OFS Capital did not have the right to consent to, or withhold consent from, loan purchase or sale recommendations made by the Loan Manager, as well as (2) the nearly full ramping and funding of OFS Capital WM’s loan portfolio as of March 2012, OFS Capital now has the right to consent to, or withhold consent from, purchase or sale recommendations made by the Loan Manager with respect to a very high percentage of loans in the OFS Capital WM loan portfolio. Therefore, effective March 30, 2012, OFS Capital possessed the power to direct the activities of OFS Capital WM that most significantly impact OFS Capital WM’s economic performance. This resulted in OFS Capital’s succeeding to the controlling financial interest in OFS Capital WM, OFS Capital WM’s discontinuation as a VIE, and OFS Capital’s consolidation of OFS Capital WM, effective March 30, 2012.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 3. OFS Capital WM  – (continued)

The following unaudited pro forma presentation assumes OFS Capital’s consolidation of OFS Capital WM took place on January 1, 2012 and 2011, respectively, and shows the pro forma effect on income (loss) from operations.

	Post-IPO as a Business Development Company	Pre-IPO Prior to becoming a Business Development Company
	For the Period November 8, 2012 through December 31, 2012	For the Period January 1, 2012 through November 7, 2012	For the Year ended December 31, 2012	Pro Forma Adjustments		Pro Forma
		(Historical)		(unaudited)		(unaudited)
Investment income
Interest income from non-control/non-affiliate investments	$2,593	$10,733	$13,326	$4,269	(1)	$17,595
Dividend and fee income from non-control/non-affiliate	—	106	106	—		106
Total investment income	2,593	10,839	13,432	4,269		17,701
Expenses
Interest expense	580	3,583	4,163	1,730	(1)	5,893
Amortization of deferred financing closing costs	127	345	472	143	(1)	615
Management fee	427	1,818	2,245	267	(1)	2,512
Management fees – other related party	—	627	627	—		627
Professional fees	472	463	935	(2	)(1)	933
Administrative fee	110	—	110	—		110
General and administrative expenses	216	569	785	34	(1)	819
Total expenses	1,932	7,405	9,337	2,172		11,509
Net investment income	661	3,434	4,095	2,097		6,192
Net realized and unrealized gain (loss) on investments
Net realized loss on non-control/non-affiliate investments	—	(1,112)	(1,112)	—		(1,112)
Net change in unrealized appreciation (depreciation) on non-control/non-affiliate investments	(222)	161	(61)	548	(1)	487
Net change in unrealized depreciation on affiliate investments	(41)	—	(41)	—		(41)
Net realized and unrealized gain (loss) on investments	(263)	(951)	(1,214)	548		(666)

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 3. OFS Capital WM  – (continued)

	Post-IPO as a Business Development Company	Pre-IPO Prior to becoming a Business Development Company
	For the Period November 8, 2012 through December 31, 2012	For the Period January 1, 2012 through November 7, 2012	For the Year ended December 31, 2012	Pro Forma Adjustments		Pro Forma
		(Historical)		(unaudited)		(unaudited)
Other income (loss) prior to becoming a business development company
Income from equity interest in OFS Capital WM	—	2,645	2,645	(2,645	)(1)	—
Income from equity interest in Tamarix LP	—	378	378	—		378
Net loss attributable to the non-controlling interests	—	61	61	—		61
Other income	—	29	29	—		29
Total other income prior to becoming a business development company	—	3,113	3,113	(2,645)		468
Net increase in net assets before cumulative effect of accounting change and extraordinary gain (loss)	398	5,596	5,994	—		5,994
Cumulative effect of accounting change	(348)	570	222	—		222
Extraordinary gain (loss)	873	(873)	—	—		—
Net increase in net assets resulting from operations	$923	$5,293	$6,216	$—		$6,216

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 3. OFS Capital WM  – (continued)

	For the Year Ended December 31, 2011
	Historical	Pro Forma Adjustments		Pro Forma
		(unaudited)		(unaudited)
Investment income
Interest income from non-control/non-affiliate investments	$1,752	$13,576	(1)	$15,328
Dividend and fee income from non-control/non-affiliate	20	—		20
Total investment income	1,772	13,576		15,348
Expenses
Interest expense	831	4,484	(1)	5,315
Amortization of deferred financing closing costs	—	572	(1)	572
Management fees	1,365	912	(1)	2,277
Professional fees	151	322	(1)	473
General and administrative expenses	288	132	(1)	420
Total expenses	2,635	6,422		9,057
Net investment income (expenses)	(863)	7,154		6,291
Net realized and unrealized loss on investments
Net realized loss on non-control/non-affiliate investments	—	(1,239	)(1)	(1,239)
Net change in unrealized depreciation on non-control/non-affiliate investments	(156)	(6,482	)(1)	(6,638)
Net realized and unrealized loss on investments	(156)	(7,721)		(7,877)
Other income (loss) prior to becoming a business development company
Loan loss recovery on loans receivable and loans receivable pledged to creditors	199	—		199
Loss from equity interest in OFS Capital WM	(638)	638	(1)	—
Loss on sale of loans to OFS Capital WM	(889)	889	(1)	—
Gain on payable under securities loan agreement	71	(71	)(1)	—
Other income	89	—		89
Total other income (loss) prior to becoming a business development company	(1,168)	1,456		288
Net increase (decrease) in net assets resulting from operations	$(2,187)	$889		$(1,298)

Pro Forma Adjustments:

(1)	To eliminate OFS Capital’s income (loss) from equity investment in OFS Capital WM and consolidate OFS Capital WM’s statement of operations into OFS Capital’s for the years ended December 31, 2012 and 2011. To eliminate loss on sale of loans to OFS Capital WM for the year ended December 31, 2011.

Note 4. Tamarix LP and Tamarix GP

Tamarix LP is a Delaware limited partnership formed in January 2010, which commenced operations in September 2011. Tamarix LP applied for an SBIC license from the Small Business Administration (“SBA”) in order to become an SBIC regulated fund under the Small Business Investment Company Act of 1958 (the “SBIC Act”). In September and November 2011, OFS Capital entered into loan agreements with Tamarix LP, pursuant to which OFS Capital lent an aggregate of $16,750 to Tamarix LP. Tamarix LP utilized these funds

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 4. Tamarix LP and Tamarix GP  – (continued)

to originate loans with an aggregate face value of $14,750 and acquire equity interests in its borrowers for $2,455. OFS Capital’s loans to Tamarix LP were fully secured by pledges of Tamarix LP’s loans and equity interests in its borrowers.

On May 10, 2012, Tamarix LP received the SBIC license. From September 29, 2011 through May 10, 2012, Tamarix LP was deemed to be a VIE of OFS Capital under ASC Topic 810 as the equity interests in Tamarix LP had not been called and, accordingly, it would not be possible for Tamarix LP to finance its activities without additional subordinated financial support. OFS Capital’s debt interest was considered the sole variable interest in Tamarix LP, and OFS Capital was deemed to be the primary beneficiary in Tamarix LP for the period from September 29, 2011 to May 10, 2012. The investment and exit decisions, day-to-day investment activities and underlying assets of Tamarix LP were managed by Tamarix GP, which was controlled by three individuals (“Tamarix Individuals”) who were employed by Orchard First Source Capital, Inc. (“OFSC”), an affiliate of OFS Capital, and each of whom, together with Glenn Pittson, OFS Capital’s Chief Executive Officer, were approved by the SBA to manage Tamarix LP. For accounting purposes, however, as secured lender to Tamarix LP, as well as employer (through affiliated entity) of the three individuals, OFS Capital ultimately was deemed under the applicable accounting literature to have the power to direct the activities of Tamarix LP that most significantly impacted Tamarix LP’s economic performance. Further, OFS Capital had the obligation as a secured lender to absorb losses of Tamarix LP that could potentially be significant to Tamarix LP.

Since, upon its licensure as an SBIC fund on May 10, 2012, (1) Tamarix LP had sufficient equity at risk to finance its future activities without additional subordinated financial support, and (2) there continued to be a controlling financial interest holder in Tamarix LP, effective May 10, 2012, Tamarix LP was no longer a VIE but was instead a limited partnership guided under ASC Topic 810. Subsequent to May 10, 2012, OFS Capital was deemed under the applicable accounting literature to continue to hold the controlling financial interest in Tamarix LP since OFS Capital continued to have the power to direct the activities of Tamarix LP that most significantly impact Tamarix LP’s economic performance, and the obligation to absorb losses that could potentially be significant to Tamarix LP. In addition, as the then 68.4% limited partner in Tamarix LP, OFS Capital also possessed the right to receive benefits from Tamarix LP that could potentially be significant to Tamarix LP. Therefore, subsequent to May 10, 2012, and through July 27, 2012 as described below, OFS Capital continued to consolidate the financial statements of Tamarix LP into its own.

In June 2012 and October 2013, Tamarix LP received SBA leverage commitments in the amount of $30,110 and $37,185, respectively, which are issuable by the SBA in the form of debenture securities and which terminate in September 2016 and September 2018, respectively. The SBA may limit the amount that may be drawn each year under this commitment, and each issuance of leverage is conditioned on Tamarix LP’s full compliance, as determined by the SBA, with the terms and conditions set forth under the SBIC Act. On July 27, 2012, Tamarix LP made a $14,000 leverage draw. Subsequent to July 27, 2012 and through December 4, 2013, Tamarix LP made a total of $12,000 in additional leverage draws.

The objective of Tamarix LP is to generate attractive returns for investors by making investments in United States-based, middle market companies. These investments typically will be comprised of debt-related securities, potentially with warrant coverage. The term of Tamarix LP runs through the later of March 2022 or two years after all of Tamarix LP’s Outstanding Leverage (as defined in the limited partnership agreement of Tamarix LP) has matured. Pursuant to the limited partnership agreement of Tamarix LP and the SBIC Act, a limited partner may not sell, transfer, assign, pledge, subdivide for resale or otherwise dispose of all or any part of its interest in Tamarix LP without the prior written consent of Tamarix GP, the granting or denying of which consent will be in Tamarix GP’s sole and absolute discretion. In addition, a limited partner may not transfer any interest of ten percent or more in the capital of Tamarix LP without the prior approval of the SBA.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 4. Tamarix LP and Tamarix GP  – (continued)

Deconsolidation of Tamarix LP

On July 27, 2012, utilizing the $14,000 in leverage draw from the SBA, Tamarix LP repaid its loans due to OFS Capital, including accrued interest, in the total amount of approximately $16,577. Also effective July 27, 2012, Tamarix Individuals resigned as employees from the affiliated entity of OFS Capital.

Due to the resignation of Tamarix Individuals, effective July 27, 2012, OFS Capital was no longer deemed to have the power to direct the activities of Tamarix LP that most significantly impact Tamarix LP’s economic performance. Effective July 27, 2012, Tamarix GP, as the general partner of Tamarix LP controlled by Tamarix Individuals, obtained the power from OFS Capital to direct the activities of Tamarix LP that most significantly impact Tamarix LP’s economic performance. In addition, because of Tamarix LP’s payoff of its loans due to OFS Capital, OFS Capital no longer had the obligation to absorb losses from Tamarix LP that could be potentially significant to Tamarix LP as it had prior to July 27, 2012 as a secured lender to Tamarix LP. As a result, effective July 27, 2012, OFS Capital was no longer deemed to hold the controlling interest in Tamarix LP.

Since OFS Capital no longer held the controlling interest in Tamarix LP, effective July 27, 2012, OFS Capital deconsolidated Tamarix LP’s financial statements from its own and adopted the equity method of accounting to record its equity investment in Tamarix LP. Accordingly, the Company’s December 31, 2012 consolidated balance sheet does not include the accounts of Tamarix LP, and the Company’s consolidated statement of operations for the year ended December 31, 2012 reflects the statements of operations from Tamarix LP only through July 27, 2012. From November 8, 2012, as a result of the Company’s election to become a BDC, through Tamarix Acquisitions date on December 4, 2013, the Company accounted for its equity investment in Tamarix LP at fair value.

Tamarix Acquisitions

On December 4, 2013, the Company acquired all of the limited partnership interests in Tamarix LP, as well as all of the membership interest in Tamarix GP, that it did not already own which resulted in Tamarix LP becoming a wholly owned subsidiary of the Company. The Company paid cash in the total amount of $8,110 for Tamarix Acquisitions, consisting of $7,951 for Tamarix LP Acquisition and $159 for Tamarix GP Acquisition. In connection with Tamarix Acquisitions, on December 5, 2013, the Tamarix Individuals were reemployed by OFSC, and Tamarix Associates, LLC (“Tamarix Associates”) was terminated as the investment manager of Tamarix LP. Upon the closing of Tamarix Acquisitions, the Company increased its capital commitment to Tamarix LP, both directly and through Tamarix GP, to $75,000. In conjunction with Tamarix Acquisitions, the Company incurred acquisition costs in the aggregate amount of $368, which was expensed in 2013 and included in professional fees on the accompanying consolidated statements of operations.

Tamarix Acquisitions were accounted for as a step acquisition in accordance with the Accounting Standards Codification 805, “Business Combinations” (“ASC Topic 805”). Under ASC Topic 805, a step acquisition is an acquisition in which an acquirer obtains control of an acquiree in which it held an equity interest immediately before the acquisition date. From July 27, 2012 through December 4, 2013, OFS Capital did not hold a controlling interest in Tamarix LP due to the lack of power to direct the activities of Tamarix LP that most significantly impact Tamarix LP’s economic performance. Instead, from July 27, 2012 through December 4, 2013, Tamarix GP, as the general partner of Tamarix LP controlled by the Tamarix Individuals, held the controlling interest in Tamarix LP. Also, from July 27, 2012 through December 4, 2013, OFS Capital did not hold a controlling interest in Tamarix GP, as the Tamarix Individuals, who collectively owned 66.65% membership interests in Tamarix GP, were deemed to hold the controlling interest in Tamarix GP. Commencing December 4, 2013, upon the completion of Tamarix Acquisitions, OFS Capital owns 100% ownership interests in both Tamarix LP (99% directly and 1% indirectly through its 100% ownership interest

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 4. Tamarix LP and Tamarix GP  – (continued)

in Tamarix GP) and Tamarix GP, and now holds the controlling interests in both entities. Accordingly, Tamarix Acquisitions falls within the scope of ASC Topic 805 and are deemed as acquisitions achieved in stages, or step acquisitions.

Under step acquisition accounting, the first step for OFS Capital to account for Tamarix Acquisitions is to remeasure its previously held equity interest in Tamarix LP and Tamarix GP at fair value at December 4, 2013 and recognize the resulting gain or loss in earnings. The second step is to record OFS Capital’s acquisitions of the remaining limited partnership interests in Tamarix LP as well as the remaining LLC membership interests in Tamarix GP, and account for the excess of the fair value of the previously held equity interest plus the acquisition price over the fair value of the total net assets of Tamarix LP and Tamarix GP. Pursuant to ASC Topic 805, in a business combination, the excess of the acquisition price plus the fair value of the previously held equity interests over the fair value of the net identifiable assets acquired would generally be recorded as goodwill. On the other hand, if the fair value of the net identifiable assets acquired were higher than the acquisition price plus the fair value of the previously held equity interest, then under ASC Topic 805 such excess would be treated as a bargain purchase.

The Company remeasured the fair value of its previously held equity investment in Tamarix LP and Tamarix GP by determining the total of Tamarix LP’s: 1) fair value of the debt and equity investments plus 2) cash, interest receivables and other assets plus 3) the fair value of the identified intangible asset attributable to Tamarix LP’s SBIC license (derived via utilization of the discounted cash flow approach to determine the net present value of the differential in cash flows, over the life of the SBIC license, between application of the financing rate that could be obtained through the use of SBA-guaranteed debentures and application of an alternative market-based rate of interest associated with the next best source of funding) less 4) the fair value of the SBA debentures less 5) other liabilities; times 6) the Company’s ownership interest of Tamarix LP as of December 4, 2013. Tamarix LP’s debt investments were measured at fair value via application of the discounted cash flow method, based on discount rates (derived primarily from unobservable credit quality and unobservable market interest rate inputs) ranging from 13.6% to 15.9%, with a weighted average rate of 14.98%, and unobservable EBITDA multiple inputs ranging from 3.72 to 6.89, with a weighted average of 4.95. Tamarix LP’s equity investments were measured at fair value via: 1) application of the discounted cash flow method, based on discount rates ranging from 20%-40% and unobservable EBITDA multiple inputs ranging from 3.72 to 6.89, as well as (2) application of the market approach, utilizing unobservable EBITDA multiple inputs of 3.31 to 9.51.

Immediately prior to Tamarix Acquisitions, the cost basis of OFS Capital’s equity investment in Tamarix LP and Tamarix GP totaled $10,224. On December 4, 2013, OFS Capital’s equity investment in Tamarix LP and Tamarix GP was fair valued in the aggregate amount of $12,966. As a result, the Company recognized a gain from the Tamarix LP and Tamarix GP step acquisitions in the total amount of $2,742. OFS Capital then compared the fair value of its previously held equity interest of Tamarix LP and Tamarix GP on December 4, 2013 in the aggregate amount of $12,966, plus the total acquisition price of $8,110, with the fair value of the total net assets acquired in the amount of $19,999, and recorded the excess amount of $1,077 as goodwill. The goodwill recognized on this transaction was attributable to the control OFS Capital obtained upon Tamarix Acquisitions, which also enabled the Company to consolidate the financial statements of Tamarix LP and Tamarix GP into its own. For tax purposes, OFS Capital will amortize the goodwill over a period of 15 years.

As a result of Tamarix Acquisitions, the Company consolidated the financial statements of Tamarix LP and Tamarix GP into its own effective December 4, 2013.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 4. Tamarix LP and Tamarix GP  – (continued)

The following table reflects (1) the fair value of the net identifiable assets of Tamarix LP and Tamarix GP on Tamarix Acquisitions date; (2) remeasurement of the Company’s equity interests in Tamarix LP and Tamarix GP at the Tamarix Acquisitions date fair value and recognition of a realized gain, and (3) recording of the excess of the fair value of the previously held equity interest of Tamarix LP and Tamarix GP plus acquisition price over the fair value of the total net assets of Tamarix LP and Tamarix GP as goodwill.

Fair value of net identifiable assets on Tamarix Acquisitions date:
Investments	$41,887
Cash and cash equivalents	1,216
Interest receivable and other assets	647
Intangible asset	2,500
Total assets	$46,250
SBA debentures	(26,000)
Other liabilities	(251)
Net assets	$19,999
Remeasurement of the Company's equity investments in step acquisition:
Fair value of the Company's equity interests on Tamarix Acquisitions date	$12,966
Cost of the Company's equity interest immediately prior to Tamarix Acquisitions	10,224
Realized gain from step acquisitions	$2,742
Goodwill:
Acquisition price	$8,110
Fair value of the Company's equity interests on Tamarix Acquisitions date	12,966
Less: total net assets acquired	(19,999)
Goodwill	$1,077

The following table reflects the summary operational data of Tamarix LP on a stand-alone basis for the period December 5, 2013 to December 31, 2013.

Total investment income	$593
Total expenses	(84)
Net change in unrealized appreciation on non-control/non-affiliate investments	45
Net change in unrealized appreciation on affiliate investments	119
Net change in unrealized depreciation on control investment	(1,750)
Net decrease in net assets resulting from operations	$(1,077)

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 4. Tamarix LP and Tamarix GP  – (continued)

The following unaudited pro forma presentation assumes Tamarix Acquisitions took place on January 1, 2013. The pro forma statement of operations for the year ended December 31, 2012 is not presented, as it would be of limited utility to reflect such amounts, the presentation of which would, owing to the various consolidation/deconsolidation activities during 2012, provide no meaningful disclosure to the readers of these financial statements. The pro forma statement of operations for the year ended December 31, 2011 is not presented, as Tamarix LP had minimal activities that affected its net income during 2011.

	For the year ended December 31, 2013
	Historical	Pro Forma Adjustments		Pro Forma
		(unaudited)		(unaudited)
Investment income
Interest income	$16,927	$3,677	(1)	$20,604
Dividend and fee income	143	278	(1)	421
Total investment income	17,070	3,955		21,025
Expenses
Interest expense	3,384	502	(1)	3,886
Amortization of deferred financing closing costs	965	121	(1)	1,086
Management fees	3,435	288	(1)	3,723
Professional fees	1,639	122	(1)	1,761
Administrative fee	938	—		938
General and administrative expenses	991	32	(1)	1,023
Total expenses	11,352	1,065		12,417
Net investment income	5,718	2,890		8,608
Net realized and unrealized gain (loss) on investments
Net realized gain on non-control/non-affiliate investments	87	—		87
Realized gain from Tamarix Acquisitions	2,742	(2,742	)(2)	—
Net change in unrealized appreciation (depreciation) on investments	(872)	1,783	(1)	911
Net realized and unrealized gain on investments	1,957	(959)		998
Net increase in net assets resulting from operations	$7,675	$1,931		$9,606

Pro Forma Adjustments:

(1)	To incorporate Tamarix LP’s statement of operations for the period January 1, 2013 through December 4, 2013 into OFS Capital’s. During this period, Tamarix GP had minimal activities.
(2)	To eliminate OFS Capital’s realized gain from the step acquisition on its pro forma consolidated statement of operations for the year ended December 31, 2013.

Note 5. Related Party Transactions

Investment Advisory and Management Agreement:  On November 7, 2012, OFS Capital entered into an Investment Advisory and Management Agreement (“Advisory Agreement”) with OFS Capital Management, the Company’s Investment Advisor, under which the Investment Advisor manages the day-to-day operations of, and provides investment advisory services to, OFS Capital. Under the terms of the Advisory Agreement and subject to the overall supervision of our Board, the Investment Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring investments and monitoring investments and

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 5. Related Party Transactions  – (continued)

portfolio companies on an ongoing basis. The Investment Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended.

The Investment Advisor’s services under the Advisory Agreement are not exclusive to the Company and the Investment Advisor is free to furnish similar services to other entities so long as its services to the Company are not impaired. The Investment Advisor receives fees for providing services, consisting of two components — a base management fee and an incentive fee. From the completion of the Company’s IPO through October 31, 2013, the base management fee was calculated at an annual rate of 0.875% based on the average value of the Company’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters. Beginning on November 1, 2013, the base management fee is calculated at an annual rate of 1.75% based on the average value of the Company’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. The Investment Advisor has elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from Tamarix Acquisitions. The base management fee was $2,374 and $286, respectively, for the year ended December 31, 2013 and the period from November 8, 2012 to December 31, 2012.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter. The incentive fee with respect to the pre-incentive fee net income is 20.00% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.00% (which is 8.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Investment Advisor receives no incentive fee until the net investment income equals the hurdle rate of 2.00%, but then receives, as a “catch-up,” 100.00% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Investment Advisor will receive 20.00% of the pre-incentive fee net investment income.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 5. Related Party Transactions  – (continued)

calculate the base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee (the “Capital Gain Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement, as of the termination date), commencing on December 31, 2012, and equals 20% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee; provided that the incentive fee determined as of December 31, 2012 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of the Company’s election to be a BDC and ending December 31, 2012.

The Company accrues the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. The Investment Advisor has elected to exclude from the Capital Gain Fee calculation any incentive fee that would be owed in respect of the realized gain on step acquisitions resulting from Tamarix Acquisitions.

The Company did not incur any incentive fee expense for either the year ended December 31, 2013 or the period November 8, 2012 through December 31, 2012.

Prior to the Company’s election to become a BDC, the Investment Advisor served as its advisor effective September 28, 2010, under an Investment Advisory Agreement pursuant to which OFS Capital paid an annual base management fee to the Investment Advisor to compensate for its investment advisory services. The base management fee was calculated initially at 2% per annum of the Company’s average total assets (excluding cash) at the end of the two most recently completed calendar quarters and was amended on March 30, 2012, pursuant to which OFS Capital paid a base management fee of 2% per annum on its average total assets excluding cash and the assets held by OFS Capital WM. For the assets held by OFS Capital WM at the subsidiary level, OFS Capital paid a base management fee of 0.5% per annum on the average total assets (excluding cash) of OFS Capital WM. For the period January 1, 2012 through November 7, 2012 and the year ended December 31, 2011, the Company incurred management fee expense to its investment advisor of $1,168 and $1,365, respectively.

Administration Agreement:  On November 7, 2012, OFS Capital entered into an administration agreement (“Administration Agreement”) with OFS Capital Services, LLC (“OFS Capital Services” or the “Administrator”), a wholly-owned subsidiary of OFSAM. Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its shareholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, the Administrator assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its shareholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its officers,

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 5. Related Party Transactions  – (continued)

including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs. For the year ended December 31, 2013 and the period November 8, 2012 through December 31, 2012, the Company incurred an administration fee expense of $938 and $110, respectively.

Other Related Party Transactions:

Due from OFS Capital Management

As of December 31, 2013, OFS Capital Management owed $218 to the Company, as a result of allocation by the Company of a portion of the D&O/E&O insurance expenses to the Investment Advisor under certain joint insurance policies between the two entities. Subsequently, in January 2014, the Investment Advisor paid the $218 owed to the Company.

Distributions from OFS Capital WM

In January 2012, OFS Capital received a cash distribution from OFS Capital WM in the amount of $1,225.

Sale of Debt Investments by OFS Capital WM

In May 2012, OFS Capital WM sold a debt investment to OFS Funding I, LLC (“OFS Funding I”), a wholly owned subsidiary of OFSAM, for cash proceeds of $4,157. The debt investment had a carrying value of $4,095 and a fair value of $2,930, respectively, on the date of the sale. OFS Capital WM recognized a realized loss of $1,165 from the sale for the difference between the carrying and fair value of the debt investment on the date of sale. In addition, OFS Capital recorded an equity contribution of $1,227 from its parent to account for the difference between the fair value of the debt investment sold and cash proceeds received by OFS Capital WM from OFS Funding I.

In September 2012, OFS Capital WM sold a debt investment to OFS Funding I for $792. The debt investment had a carrying value of $884. OFS Capital WM recognized a realized loss of $92 on the sale.

Management Fees — Other Related Party

From March 2012 through December 4, 2013, Tamarix LP incurred a management fee to Tamarix Associates, the former investment manager of Tamarix LP, at a per annum rate of 2.0% of the sum of Tamarix LP’s 1) unreduced regulatory capital as defined under the SBIC Act plus 2) the assumed leverage from the SBA equal to two times Tamarix LP’s unreduced regulatory capital. Prior to the deconsolidation of Tamarix LP, for the period January 1, 2012 through July 27, 2012, OFS Capital recorded management fee expense in the amount of $627 on its consolidated statement of operations.

The investment management agreement between Tamarix LP and Tamarix Associates was terminated on December 4, 2013.

Note 6. Investments

At December 31, 2013, investments consisted of the following:

	Principal	Cost	Fair Value
Senior secured debt investments	$228,876	$226,552	$221,546
Subordinated debt investments	8,790	9,009	9,008
Equity investments	N/A	7,862	7,365
Total	$237,666	$243,423	$237,919

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 6. Investments  – (continued)

At December 31, 2013, the Company’s investments were all domiciled in the United States and the industry compositions of the Company’s portfolio were as follows:

	Cost		Fair Value
Aerospace & Defense	$15,996	6.6%	$15,721	6.6%
Automotive	7,161	2.9	7,161	3.0
Banking, Finance, Insurance & Real Estate	29,035	11.9	29,102	12.2
Beverage, Food & Tobacco	7,072	2.9	7,099	3.0
Capital Equipment	7,950	3.3	7,908	3.3
Chemicals, Plastics & Rubber	19,596	8.1	19,526	8.2
Construction & Building	1,874	0.8	1,888	0.8
Consumer goods: Non-durable	7,642	3.1	7,428	3.1
Containers, Packaging & Glass	4,235	1.7	4,231	1.8
Energy: Oil & Gas	7,148	2.9	7,235	3.0
Environmental Industries	7,818	3.2	7,754	3.3
Healthcare & Pharmaceuticals	55,585	22.8	52,512	22.1
High Tech Industries	5,009	2.1	4,921	2.1
Media: Advertising, Printing & Publishing	9,609	4.0	9,701	4.1
Media: Broadcasting & Subscription	4,223	1.7	4,305	1.8
Retail	4,091	1.7	4,092	1.7
Services: Business	36,505	15.0	34,637	14.5
Services: Consumer	5,403	2.2	5,403	2.3
Telecommunications	7,471	3.1	7,295	3.1
	$243,423	100.0%	$237,919	100.0%

The following table summarizes OFS Capital’s investments at December 31, 2012.

	Principal	Cost	Fair Value
Senior secured debt investments	$234,635	$231,781	$227,542
Equity investment in Tamarix LP	N/A	5,049	4,657
Total	$234,635	$236,830	$232,199

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 6. Investments  – (continued)

At December 31, 2012, the Company’s investments were all domiciled in the United States and the industry compositions of the Company’s portfolio were as follows:

	Cost		Fair Value
Aerospace & Defense	$7,294	3.1%	$7,177	3.1%
Automotive	12,485	5.3	11,618	5.0
Banking, Finance, Insurance & Real Estate	49,652	21.0	48,727	21.0
Beverage, Food and Tobacco	7,166	3.0	7,072	3.0
Business Equipment & Services	7,926	3.4	7,907	3.4
Chemical, Plastics & Rubber	10,179	4.3	10,306	4.4
Construction & Building	11,619	4.9	11,311	4.9
Consumer Goods: Durable	3,564	1.5	3,544	1.5
Consumer Goods: Non-durable	8,620	3.6	8,186	3.5
Containers, Packaging & Glass	4,477	1.9	4,379	1.9
Energy: Oil & Gas	12,023	5.1	12,081	5.2
Environmental Industries	8,709	3.7	8,584	3.7
Healthcare & Pharmaceuticals	46,530	19.6	44,909	19.3
High Tech Industries	5,265	2.2	5,289	2.3
Media: Advertising, Printing & Publishing	7,604	3.2	7,583	3.3
Media: Broadcasting & Subscription	4,549	1.9	4,549	1.9
Retail	9,464	4.0	9,436	4.1
Services: Business	9,414	4.0	9,184	4.0
Telecommunications	10,290	4.3	10,357	4.5
	$236,830	100.0%	$232,199	100.0%

Note 7. Fair Value of Financial Instruments

The Company follows ASC Topic 820 for measuring fair value. Prior to the Company’s election to become a BDC, the Company also followed the guidance in ASC Topic 820 in disclosing the fair value reported for all financial instruments that were either impaired or available for sale securities, using the definitions provided in Accounting Standards Codification Topic 320, “Investments — Debt and Equity Securities” (“ASC Topic 320”). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined under ASC Topic 820 as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy under ASC Topic 820 are described below:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.
Level 2:	Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies.
Level 3:	Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 7. Fair Value of Financial Instruments  – (continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The Company assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the subsequent measurement date closest in time to the actual date of the event or change in circumstances that caused the transfer. There were no transfers among Level 1, 2 and 3 for the year ended December 31, 2013, the period from November 8, 2012 to December 31, 2012, the period from January 1, 2012 to November 7, 2012, and the year ended December 31, 2011. The following sections describe the valuation techniques used by the Company to measure different financial instruments at fair value and include the levels within the fair value hierarchy in which the financial instruments are categorized.

Investments for which prices are not observable are generally private investments in the equity and debt securities of operating companies. The primary analytical method used to estimate the fair value of Level 3 investments is the discounted cash flow method (although in certain instances a liquidation analysis, option theoretical, or other methodology may be most appropriate). The discounted cash flow approach to determine fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including assumed growth rate (in cash flows) and capitalization rates/multiples (for determining terminal values of underlying portfolio companies). The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, and financing transactions subsequent to the acquisition of the investment. Application of these valuation methodologies involves a significant degree of judgment by management.

To assess the reasonableness of the discounted cash flow approach, the fair value of equity securities, including warrants, in portfolio companies may also consider the market approach — that is, through analyzing, and applying to the underlying portfolio companies, market valuation multiples of publicly-traded firms engaged in businesses similar to those of the portfolio companies. The market approach to determining the fair value of a portfolio company’s equity security (or securities) will typically involve: (1) applying to the portfolio company’s trailing twelve months (or current year projected) EBITDA a low to high range of enterprise value to EBITDA multiples that are derived from an analysis of publicly-traded comparable companies, in order to arrive at a range of enterprise values for the portfolio company; (2) subtracting from the range of calculated enterprise values the outstanding balances of any debt or equity securities that would be senior in right of payment to the equity securities held by the Company; and (3) multiplying the range of equity values derived therefrom by the Company’s ownership share of such equity tranche in order to arrive at a range of fair values for the Company’s equity security (or securities). Application of these valuation methodologies involves a significant degree of judgment by management.

Equity in a portfolio company that invests in loans will typically be valued by arriving at a fair value of such vehicle’s loan assets (plus, when appropriate, the carrying value of certain other assets), and deducting the book value or fair value (as appropriate) of such vehicle’s liabilities to arrive at a fair value for the equity. When appropriate, in order to recognize value that would be created by growth opportunities of such portfolio company, equity in a portfolio company may also be valued by taking into consideration the magnitude, timing, and effective life of its expected future investments in loans.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 7. Fair Value of Financial Instruments  – (continued)

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. With respect to Level 3 investments, where sufficient market quotations are not readily available or for which no or an insufficient number of indicative prices from pricing services or brokers or dealers have been received, the Company undertakes, on a quarterly basis, a valuation process as described below:

•	For each debt investment, a basic credit rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by the Investment Advisor’s investment committee.
•	Each portfolio company or investment is valued by an investment professional.
•	Preliminary valuation conclusions are then documented and discussed with individual members of the Investment Advisor’s investment committee.
•	The preliminary valuations are then submitted to the Investment Advisor’s investment committee for ratification.
•	Third party valuation firm(s) will be engaged to provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. The Investment Advisor’s investment committee’s preliminary fair value conclusions on each of the Company’s assets for which sufficient market quotations are not readily available will be reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the Company’s Board or required by the Company’s valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of the Company’s Board.
•	The Company’s Board will discuss valuations and determine the fair value of each investment in the portfolio in good faith based on the input of OFS Capital Management, LLC and, where appropriate, the respective independent valuation firms.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded. The Company manages its exposure to market risk related to its investments through monitoring the financial condition of its investments, as well as the volatility and liquidity trends of the markets in which it trades.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 7. Fair Value of Financial Instruments  – (continued)

The following tables present fair value measurements of the Company’s investments and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	December 31, 2013
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Assets:
Senior secured debt investments	$—	$—	$221,546	$221,546
Subordinated debt investments	—	—	9,008	9,008
Equity investments	—	—	7,365	7,365
Money market funds*	24,869	—	—	24,869
Total	$24,869	$—	$237,919	$262,788

*	included in cash and cash equivalents and restricted cash and cash equivalents on the consolidated balance sheet.

As of December 31, 2013, the Company had 56 senior loans and two subordinated loans as well as equity investments in eight portfolio companies. The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 debt and equity investments as of December 31, 2013:

	Fair Value at December 31, 2013	Valuation techniques	Unobservable input	Range (Weighted average)
Debt investments:
Senior secured	221,546	Discounted cash flow	Discount rates EBITDA multiples	5.82% – 25.00% (8.92%) 4.00x – 10.10x (6.70x)
Subordinated	9,008	Discounted cash flow	Discount rates EBITDA multiples	13.13% – 15.00% (14.21%) 3.98x – 5.17x (4.67x)
Equity investments:	7,365	Discounted cash flow	Discount rates EBITDA multiples	20.00% – 40.00% 3.98x – 9.48x
		Market approach	EBITDA multiples	3.47x – 11.86x

Changes in credit quality (which would impact the discount rate), as well as changes in EBITDA multiples, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to the changes in the discount rate. Changes in EBITDA multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA multiples, and in inverse relation to changes in the discount rate.

	December 31, 2012
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Assets:
Senior secured debt investments	$—	$—	$227,542	$227,542
Equity investment in Tamarix LP	—	—	4,657	4,657
Money market funds*	6,103	—	—	6,103
Total	$6,103	$—	$232,199	$238,302

*	included in cash and cash equivalents and restricted cash and cash equivalents on the consolidated balance sheet.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 7. Fair Value of Financial Instruments  – (continued)

The Company had one category of debt investments at December 31, 2012, consisting of senior loans to 58 portfolio companies. The debt investments were measured at fair value via application of the discounted cash flow method, based on discount rates (derived primarily from unobservable credit quality and unobservable market interest rate inputs) ranging from 7.44% to 15.80%, with a weighted average rate of 8.29% and unobservable EBITDA multiple inputs ranging from 3.75 to 9.03, with a weighted average multiple of 6.13. Changes in credit quality (which would impact the discount rate), as well as changes in EBITDA multiples, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to changes in the discount rate.

The Company determined the fair value of its equity investment in Tamarix LP at December 31, 2012 by determining the total of: 1) the fair value of the debt and equity securities held by Tamarix LP as of December 31, 2012 in the aggregate amount of $20,903; plus 2) the carrying value of Tamarix LP’s cash and receivables in the total amount of $944; less 3) the carrying value of Tamarix LP’s liabilities in the total amount of $14,383; times 4) the Company’s percentage share of Tamarix LP’s paid in capital as of December 31, 2012.

Tamarix LP’s debt investments in three portfolio companies at December 31, 2012 were measured at fair value via application of the discounted cash flow method, based on discount rates (derived primarily from unobservable credit quality and unobservable market interest rate inputs) ranging from 13.02% to 15.0%, with a weighted average rate of 14.64%, and unobservable EBITDA multiple inputs ranging from 4.08 to 6.48, with a weighted average of 4.81. Changes in credit quality (which would impact the discount rate), as well as changes in EBITDA multiples, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to changes in the discount rate.

Tamarix LP’s equity investments in three portfolio companies at December 31, 2012 were measured at fair value via: 1) application of the discounted cash flow method, based on discount rates ranging from 20.0% – 30.0% and unobservable EBITDA multiple inputs ranging from 4.08 to 6.48, as well as 2) application of the market approach, utilizing unobservable EBITDA multiple inputs of 3.23 to 8.44. Changes in EBITDA multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA multiples, and in inverse relation to changes in the discount rate.

The following tables present changes in investments measured at fair value using Level 3 inputs for the year ended December 31, 2013, the period November 8, 2012 through December 31, 2012, the period January 1, 2012 through November 7, 2012, and the year ended December 31, 2011.

	For the Year Ended December 31, 2013
	Senior Secured Debt Investments	Subordinated Debt Investments	Equity Investments	Total
Level 3 assets, beginning of period	$227,542	$—	$4,657	$232,199
Net change in unrealized appreciation on non-control/non-affiliate investments	323	—	44	367
Net change in unrealized appreciation (depreciation) on affiliate investments	(14)	—	525	511
Net change in unrealized depreciation on control investment	(1,077)	—	(673)	(1,750)
Net realized gain on non-control/non-affiliate investments	87	—	—	87
Net realized gain on acquisitions of remaining ownership interests in Tamarix LP & Tamarix GP	—	—	2,742	2,742

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 7. Fair Value of Financial Instruments  – (continued)

	For the Year Ended December 31, 2013
	Senior Secured Debt Investments	Subordinated Debt Investments	Equity Investments	Total
Additional equity investments in Tamarix LP	—	—	5,175	5,175
Elimination of equity investments in Tamarix LP & GP upon Tamarix Acquisitions	—	—	(12,966)	(12,966)
Consolidation of investments held by Tamarix LP upon Tamarix Acquisitions	27,501	8,973	5,413	41,887
Purchase of portfolio investments	42,734	—	2,448	45,182
Capitalized PIK interest	57	32	—	89
Proceeds from principal payments on portfolio investments	(63,053)	—	—	(63,053)
Sale of portfolio investments	(13,905)	—	—	(13,905)
Amortization of discounts and premium	1,351	3	—	1,354
Level 3 assets, end of period	$221,546	$9,008	$7,365	$237,919

	Post-IPO as a BDC
	For the Period November 8, 2012 through December 31, 2012
	Senior Secured Debt Investments	Equity Investments	Total
Level 3 assets, beginning of period	$201,720	$—	$201,720
Net change in unrealized appreciation (depreciation) on investments	(222)	(41)	(263)
Purchase of portfolio investments	32,125	—	32,125
Proceeds from principal payments on portfolio investments	(6,242)		(6,242)
Conversion to fair value upon election to become a BDC	—	4,698	4,698
Amortization of discounts and premium	161	—	161
Level 3 assets, end of period	$227,542	$4,657	$232,199

	Pre-IPO Prior to becoming a BDC
	For the Period January 1, 2012 through November 7, 2012
	Senior Secured Debt Investments	Equity Investments	Total
Level 3 assets, beginning of period	$—	$—	$—
Net change in unrealized appreciation (depreciation) on investments	387	(226)	161
Net realized loss on investment – related party	(1,257)	—	(1,257)
Consolidation of investments held by OFS Capital WM	197,765	—	197,765
Purchase of portfolio investments by OFS Capital WM	42,748	—	42,748
Purchase of portfolio investments by Tamarix LP	2,999	—	2,999
Accrued PIK	99	—	99
Portfolio investments of Tamarix LP converted from cost to fair value accounting	14,382	2,596	16,978

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 7. Fair Value of Financial Instruments  – (continued)

	Pre-IPO Prior to becoming a BDC
	For the Period January 1, 2012 through November 7, 2012
	Senior Secured Debt Investments	Equity Investments	Total
Proceeds from principal payments on portfolio investments held by OFS Capital WM	(26,168)	—	(26,168)
Proceeds from principal payments on portfolio investments held by Tamarix LP	(315)	—	(315)
Sale of portfolio investments to related party	(3,722)	—	(3,722)
Sale of portfolio investments to others	(8,800)	—	(8,800)
Portfolio investment received in connection with debt acquisition and restructuring by Tamarix LP	—	539	539
Deconsolidation of investments in Tamarix LP	(17,200)	(2,909)	(20,109)
Conversion to fair value upon election to become a BDC	—	—	—
Amortization of discounts and premium	802	—	802
Level 3 assets, end of period	$201,720	$—	$201,720

For the Year Ended December 31, 2011
Level 3 assets, beginning of period	$156
Warrants received and classified as Level 3	—
Unrealized gain (loss) on warrants included in earnings	(156)
Write-off of warrants	—
Level 3 assets, end of period	$—

The net change in unrealized appreciation (depreciation) for the years ended December 31, 2013, 2012 and 2011 reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s consolidated statements of operations attributable to the Company’s Level 3 assets held at the end of the year was ($1,786), ($102) and ($156).

The Company discloses fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The information presented should not be interpreted as an estimate of the fair value of the entire company since a fair value calculation is only required for a limited portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 7. Fair Value of Financial Instruments  – (continued)

As of December 31, 2013 and 2012, the carrying value and the estimated fair value of the Company’s financial instruments were as follows:

	December 31,
	2013		2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$28,569	$28,569	$8,270	$8,270
Restricted cash and cash equivalents	450	450	623	623
Investments, at fair value
Debt investments	230,554	230,554	227,542	227,542
Equity investment in Tamarix LP	—	—	4,657	4,657
Equity investments	7,365	7,365	—	—
Interest receivable and other assets	3,861	3,861	1,549	1,549
Financial liabilities:
Revolving line of credit	$108,955	$108,955	$99,224	$99,224
SBA debentures payable	26,000	26,000	—	—
Interest payable	1,044	1,044	1,222	1,222

Note 8. Loans Receivable

At December 31, 2011, Tamarix LP had two loans receivable, which were then accounted for at cost and consolidated into the Company’s balance sheet. Effective May 10, 2012, Tamarix LP accounted for its loans receivable at fair value, and since then, the Company did not have any loans receivable accounted for at cost.

Average impaired loans during the year ended December 31, 2011 was $1,096. Average impaired loans, net of the allowance for loan loss, during the year ended December 31, 2011 was $964. Income recognized on the sole impaired loan, which was repaid on June 30, 2011, on the cash and accrual basis for the year ended December 31, 2011 was $0.

There were no TDRs with respect to the Company’s loans during the year ended December 31, 2011.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 8. Loans Receivable  – (continued)

The details of loan loss allowance for loans receivable for the period January 1, 2012 through November 7, 2012 and the year ended December 31, 2011 are summarized as follows:

	Pre-IPO Prior to becoming a BDC
	For the Period January 1, 2012 through November 7, 2012	For the Year Ended December 31, 2011
Balance – beginning of period	$219	$356
Net provision charged to expense	—	506
Recoveries	—	(439)
Write-offs	—	(314)
Reversal upon conversion from cost to fair value accounting on loan investments	(219)	—
Paid-in-kind interest income reversed on non-accrual loans	—	110
Balance – end of period	$—	$219

As a result of the cumulative effect of accounting change to convert Tamarix LP’s loans receivable from cost to fair value, on May 10, 2012, OFS Capital reversed the $219 loan loss allowance on the loans held by Tamarix LP. During 2011, as a result of the repayment of an impaired loan, the Company recorded a loan loss recovery for this loan in the amount of $439. For the year ended December 31, 2011, the Company wrote off loan loss reserves in the amount of $314 on loans it distributed to OFSAM on September 30, 2011. A $110 addition to loan allowance for the year ended December 31, 2011 represented reversal of paid-in-kind interest on non-accrual loans which were not deemed collectible by OFS Capital.

The details of loan loss allowance for loans receivable pledged to creditors for the period January 1, 2012 through November 7, 2012 and the year ended December 31, 2011 are summarized as follows:

	Pre-IPO Prior to becoming a BDC
	For the Period January 1, 2012 through November 7, 2012	For the Year Ended December 31, 2011
Balance – beginning of period	$—	$1,417
Net provision (benefit) charged to expense	—	(266)
Write-offs	—	(1,151)
Balance – end of period	$—	$—

For the year ended December 31, 2011, the $1,151 write-off was related to the OFS Capital WM Transaction. Under the sale accounting treatment, effective February 23, 2011, the loan loss allowance was written off upon the sale of the loans to OFS Capital WM.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 9. Commitments and Contingencies

At December 31, 2013, the Company had $4,750 of total unfunded commitments for three portfolio companies. At December 31, 2012, the Company had a $1,500 unfunded commitment for one portfolio company.

Immediately prior to December 4, 2013, under a subscription agreement (“Subscription Agreement”) dated March 27, 2012 with respect to its investment in Tamarix LP, the Company had a committed but uncalled capital investment in Tamarix LP in the amount of approximately $15,000. On December 4, 2013, upon completion of Tamarix Acquisitions, the Company’s committed investment in Tamarix LP, directly and indirectly via its investment in Tamarix GP, was increased to $75,000. As of December 4, 2013, the total funded capital of Tamarix LP was $15,438. During the period December 5, 2013 to December 31, 2013, the Company funded an additional $34,000 into Tamarix LP. As of December 31, 2013, the Company’s unfunded commitment to Tamarix LP was $25,562. In January 2014, the Company funded an additional $12,000 to the SBIC Fund, leaving a remaining unfunded commitment of $13,562.

From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be unlikely.

Note 10. Revolving Line of Credit

On September 28, 2010, OFS Capital WM entered into a $180,000 secured revolving credit facility (as amended from time to time, the “OFS Capital WM Credit Facility”) with Wells Fargo and Madison Capital Funding, LLC (“Madison Capital”, an affiliated entity of the Loan Manager), with the Class A lenders (initially Wells Fargo) providing up to $135,000 in Class A loans (“Class A Facility”) and the Class B lenders (initially Madison Capital) providing up to $45,000 in Class B loans to OFS Capital WM (“Class B Facility”). The OFS Capital WM Credit Facility is secured by the eligible loans transferred to OFS Capital WM by OFS Capital on September 28, 2010 and any eligible loan assets subsequently acquired by OFS Capital WM. The loan facilities with Wells Fargo and Madison Capital had five- and six-year terms, respectively, and both facilities provided a one-year option for extension upon the approval of the Class A and Class B lenders. The loan facilities had a reinvestment period of two years after the closing date of the OFS Capital WM Credit Facility, which could be extended by one year with the consent of each lender. Outstanding borrowings on the loan facilities were limited to the lesser of (1) $180,000 and (2) the borrowing base as defined by the OFS Capital WM Credit Facility loan documents. OFS Capital WM is obligated to pay interest on outstanding Class A loans (and on the Class B loans until the termination of the Class B Facility in January 2013) on each quarterly payment date. Prior to September 28, 2012, outstanding Class A loans accrued interest equal to LIBOR plus 3.00% per annum, and outstanding Class B loans accrued interest equal to LIBOR plus 4.00% per annum. OFS Capital WM has the right to repay loans outstanding under the facility in part from time to time, subject to applicable prepayment fee. The unused commitment fee on the Class A Facility is (1) 0.5% per annum of the first $25,000 of the unused facility and (2) 2% per annum of the balance in excess of $25,000. The unused commitment fee on the Class B Facility was 0.5% per annum. In connection with the closing of the OFS Capital WM Credit Facility, OFS Capital WM incurred financing costs of $3,501, which were deferred and amortized over the term of OFS Capital WM Credit Facility.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 10. Revolving Line of Credit  – (continued)

Under the OFS Capital WM Credit Facility, the Loan Manager charges both a senior and subordinated management fee to OFS Capital WM for its services, each at 0.25% per annum of the assigned value of the underlying portfolio investments, which value is determined by the Controlling Lender (as defined in the OFS Capital WM loan documents), plus an accrued fee that is deferred until after the end of the investment period of the portfolio investments. For the year ended December 31, 2013, the period November 8, 2012 through December 31, 2012, and the period January 1 through November 7, 2012, the Company incurred management fee expense of $1,061, $141 and $650, respectively, to the Loan Manager.

On September 28, 2012, the OFS Capital WM Credit Facility was amended. Pursuant to the amendment, (1) the loans with both Wells Fargo and Madison Capital were extended to December 31, 2016, and both loans provided for a one-year option for extension upon the approval of the Class A and Class B lenders; (2) the reinvestment period for both loans was extended to December 31, 2013, which could be further extended by one year with the consent of each lender; (3) the accrued interest rate on outstanding Class A loans was amended to LIBOR plus 2.75% per annum, and (4) the accrued interest rate on outstanding Class B loans was amended to LIBOR plus 6.50%. In connection with the amendment, OFS Capital WM incurred financing costs of $675. The deferred financing costs under the amended OFS Capital WM Credit Facility, together with the original unamortized deferred financing costs of $2,350 at September 28, 2012, are being amortized over the term of the OFS Capital WM Credit Facility. On January 22, 2013, the OFS Capital WM Credit Facility was further amended, pursuant to which the Class B Facility was terminated. As a result, the WM Credit Facility was reduced from $180,000 to $135,000. In connection with the termination of the Class B Facility, OFS Capital WM wrote off unamortized deferred financing costs attributable to the Class B loan in the amount of $299.

On November 22, 2013, the OFS Capital WM Credit Facility was further amended. Pursuant to the amendment, (1) the loan with Wells Fargo was extended to December 31, 2018; (2) the reinvestment period for the Wells Fargo loan was extended to December 31, 2015; (3) the accrued interest rate on outstanding Class A loans was amended to LIBOR plus 2.50% per annum, and (4) the advance rate on borrowing was increased from 65% to 70%. In connection with the amendment, OFS Capital WM incurred financing costs of $1,168. The deferred financing costs, together with the unamortized deferred financing costs of $1,940 at November 22, 2013, are being amortized over the amended term of the OFS Capital WM Credit Facility.

The interest rates on the revolving line of credit borrowings at December 31, 2013 and 2012 were 2.75% and 3.06%, respectively. For the year ended December 31, 2013, the period November 8, 2012 through December 31, 2012, and the period January 1, 2012 through November 7, 2012, interest expense on revolving lines of credit totaled $3,324, $580, and $3,583, respectively.

On January 17, 2014, the OFS Capital WM Credit Facility was amended again, pursuant to which the calculation of the borrowing base was adjusted and the minimum equity requirement was lowered from $65,000 to $50,000, resulting in additional liquidity for the Company. No financing costs were incurred in connection with this amendment.

Deferred financing closing costs net of accumulated amortization on the OFS Capital WM Credit Facility as of December 31, 2013 and 2012 were $3,043 and $2,839, respectively. For the year ended December 31, 2013, the period November 8, 2012 through December 31, 2012, and the period January 1, 2012 through November 7, 2012, amortization of deferred financing costs on revolving lines of credit totaled $965, $127, and $345, respectively.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 11. SBA Debentures Payable

Upon the completion of Tamarix Acquisitions, effective December 4, 2013, the Company consolidated the financial statements of Tamarix LP into its own and Tamarix LP’s SBA debentures payable are reflected on the Company’s consolidated balance sheet.

The SBIC license allows Tamarix LP to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debt that may be issued by a single SBIC licensee is $150,000. An SBIC fund may borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. As of December 4, 2013, immediately prior to Tamarix Acquisitions, Tamarix LP, operating as a stand-alone SBIC fund, had leverage commitments of $67,295 from the SBA. In connection with Tamarix Acquisitions, the Company increased to $75,000 its commitments to Tamarix LP, which became a drop down SBIC fund of the Company on December 4, 2013. As of December 31, 2013, the Company had funded $49,438 of the $75,000 commitment, and it funded an additional $12,000 in January 2014. As of December 31, 2013, Tamarix LP had leverage commitments of $49,438 from the SBA, and $26,000 of outstanding SBA-guaranteed debentures, leaving incremental borrowing capacity of $23,438 (increased to $35,438 in January 2014), under present SBIC regulations.

The following table shows the Company’s outstanding SBA debentures payable as of December 31, 2013:

Pooling Date*	Maturity Date	Interest Rate	December 31, 2013
September 19, 2012	September 1, 2022	3.049%	$14,000
September 25, 2013	September 1, 2023	4.448	7,000
March 26, 2014	March 1, 2024	1.450	5,000
Total SBA debentures outstanding			$26,000

*	The SBA has scheduled poolings dates in March and September of each year. SBA debentures issued between pooling dates use an interim rate and will be fixed at the next pooling date.

The Company received exemptive relief from the Securities and Exchange Commission (“SEC”) effective November 26, 2013. The exemptive relief allows OFS Capital to exclude SBA guaranteed debentures from the definition of senior securities in the statutory 200% asset coverage ratio.

The weighted average interest rate on the SBA debentures as of December 31, 2013 was 3.12%. For the period December 5, 2013 through December 31, 2013, interest expense on the SBA debentures was $60.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 12. Federal Income Tax

The Company has elected to be treated as a RIC under Subchapter M of the Code, and to distribute substantially all of its respective net taxable income. Accordingly, no provision for federal income tax has been recorded in the financial statements. Taxable income differs from net increase in net assets resulting from operations primarily due to unrealized appreciation or depreciation on investments, as investment gains and losses are not included in taxable income until they are realized. In addition, for the year ended December 31, 2013, our taxable income differed from net increase in net assets resulting from operations due to (1) the exclusion from our taxable income of realized gain from Tamarix Acquisitions, and (2) temporary tax and book difference related to our equity investment from pass-through entities.

The following reconciles the net increase in net assets resulting from operations to taxable income for the year ended December 31, 2013 and the period November 8, 2012 through December 31, 2012:

	For the Year Ended December 31, 2013*	For the Period November 8, 2012 through December 31, 2012
Net increase in net assets resulting from operations	$7,675	$923
Net unrealized depreciation on investments	872	611
Permanent difference – realized gain from Tamarix Acquisitions	(2,742)	—
Other permanent differences	1	63
Other temporary differences	727	45
Taxable income before deductions for distributions	$6,533	$1,642

*	The Company's taxable income for 2013 is an estimate and will not be finally determined until the Company files its 2013 federal income tax return in 2014. Therefore, the Company’s actual taxable income may be different than its estimate.

The tax character of distributions paid in 2013 was as follows:

For the Year Ended December 31, 2013
Ordinary income	$8,170**
Long-term capital gain	5
Return of capital	3,268
Total	$11,443

**	Includes taxable income for the period November 8, 2012 through December 31, 2012, which was distributed in January 2013.

The components of undistributed ordinary income earnings on tax basis were as follows:

	As of December 31, 2013	As of December 31, 2012
Undistributed ordinary income	$—	$1,642
Undistributed long-term capital gain	—	—
Unrealized appreciation (depreciation) on investments	478	(611)
Total	$478	$1,031

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 13. Financial Highlights

The financial highlights for the Company are as follows:

	Year Ended December 31, 2013		November 8, 2012 through December 31, 2012(1)
Per share data:
Net asset value at beginning of period	$14.80		N/A	(3)
Dividends and distributions	(1.02)		N/A	(3)
Net investment income	0.59		N/A	(3)
Net realized gain on non-control/non-affiliate investments	0.01		N/A	(3)
Realized gain on step acquisition of Tamarix LP and Tamarix GP	0.29		N/A	(3)
Net change in unrealized appreciation on non-control/non-affiliate investments	0.04		N/A	(3)
Net change in unrealized appreciation on affiliate investments	0.05		N/A	(3)
Net change in unrealized depreciation on control investment	(0.18)		N/A	(3)
Net asset value at end of period	$14.58		$14.80	(3)
Per share market value, end of period	$12.83		$13.69
Total return based on market value	1.2	%(2)	(7.6	)%(2)
Shares outstanding at end of period	9,629,797		9,578,691
Ratios to average net assets:
Expense without incentive fees	8.0%		13.6	%(4)
Incentive fees	—		—	(4)
Total expenses	8.0%		13.6	%(4)
Net investment income without incentive fees	4.1%		4.6	%(4)
Average net asset value	$141,058	(5)	$98,164	(6)

(1)	For historical periods that include financial results prior to November 7, 2012, the Company did not have common shares outstanding or an equivalent and, therefore, earnings per share, dividends and distributions declared per common shares and weighted average shares outstanding information for periods that include financial results prior to November 7, 2012 are not provided.
(2)	Calculation is ending market value less beginning market value, adjusting for dividends and distributions.
(3)	Per share data is not provided as the Company did not have shares of common stock outstanding prior to its IPO.
(4)	Annualized.
(5)	Based on average net asset values at December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013.
(6)	Based on the average net asset values at November 8, 2012 and December 31, 2012.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 14. Dividends and Distributions

The Company records dividends and distributions on the declaration date. Prior to November 7, 2012, the Company did not have common shares outstanding or an equivalent and therefore had no dividends or distributions.

The following table summarizes dividends and distributions declared and paid from inception to December 31, 2013:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Amount
Period November 8, 2012 to December 31, 2012
November 26, 2012(1)	January 17, 2013	January 31, 2013	$0.17	$1,628
Year ended December 31, 2013
March 26, 2013	April 17, 2013	April 30, 2013	0.34	3,269
June 25, 2013	July 17, 2013	July 31, 2013	0.34	3,272
September 25, 2013	October 17, 2013	October 31, 2013	0.34	3,273
Total declared for the year ended December 31, 2013			$1.02	$9,814

(1) —	represented the dividend declared in the specified quarter, which, if prorated for the number of days remaining in the fourth quarter after the IPO in November 2012, would be $0.34 per share.

The Company has adopted a DRIP that provides for reinvestment of any distributions the Company declares in cash on behalf of its shareholders, unless a shareholder elects to receive cash. The following table summarizes dividend reinvestment plan activity for the year ended December 31, 2013.

For the year ended December 31, 2013
Shares issued	51,106
Average price per share	$14.05

Note 15. Earnings per Share

The following table summarizes the calculations for basic and diluted net increase in net assets resulting from operations per common share for the year ended December 31, 2013 and the period November 8, 2012 through December 31, 2012. Prior to November 7, 2012, the Company did not have common shares outstanding or an equivalent and therefore earnings per share results prior to November 7, 2012 are not provided.

	For the year ended December 31, 2013	For the period November 8, 2012 through December 31, 2012
Net increase in net assets resulting from operations	$7,675	$923
Basic and diluted weighted average shares outstanding	9,619,723	9,578,691
Net increase in net assets resulting from operations per common share – basic and diluted	$0.80	$0.10

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 16. Extraordinary Gain (Loss)

OFS Capital WM settles its quarterly waterfall distributions twenty days following the end of each calendar quarter. As a result, the OFS Capital WM waterfall distribution for the fourth quarter of 2012 was made on January 22, 2013. Although the fourth quarter equity distribution included $873 relating to the pre-IPO period from October 1, 2012 through November 7, 2012, which could have been redistributed for the benefit of OFSAM — which was the sole member of OFS Capital prior to the IPO — the entire equity distribution from the January 22, 2013 waterfall was instead retained by OFS Capital WM’s sole member, OFS Capital. As a result, OFS Capital recorded an extraordinary gain in the amount of $873 for the post-IPO period from November 8, 2012 through December 31, 2012, and an extraordinary loss in the same amount for the period January 1, 2012 through November 7, 2012.

Note 17: Selected Quarterly Financial Data (Unaudited)

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total investment income	$4,452	$4,017	$4,236	$4,365
Net investment income	1,382	1,428	1,466	1,442
Net realized and unrealized gain (loss)	(201)	(1,062)	1,791	1,429
Net increase in net assets resulting from operations	1,181	366	3,257	2,871
Earnings per share(1)	$0.12	$0.04	$0.34	$0.30
Net asset value per share(2)	$14.58	$14.46	$14.76	$14.76

	Quarter Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total investment income	$4,235	$4,035	$4,538	$624
Net investment income	1,305	1,437	1,138	215
Net realized and unrealized gain (loss)	(191)	1,081	(2,104)	—
Net increase (decrease) in net assets resulting from operations	766	2,960	(370)	2,860
Earnings per share(3)	N/A	N/A	N/A	N/A
Net asset value per share(2)(3)	$14.80	N/A	N/A	N/A

(1)	Based on weighted average shares outstanding for the respective period.
(2)	Based on shares outstanding at the end of the respective period.
(3)	For historical periods that include financial results prior to November 7, 2012, the Company did not have common shares outstanding or an equivalent, and therefore, weighted average shares outstanding information for periods that include financial results prior to November 7, 2012 are not provided.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 18. Consolidated Schedule of Investments In and Advances To Affiliates

Name of Portfolio Company	Investment Type(1)	Interest, Fees and Dividends Credited to Income(2)	December 31, 2012 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2013 Fair Value
Control Investment
Tangible Software, Inc.	Senior Secured Loan	$110	$—	$8,923	$(1,077)	$7,846
	Common Equity B	—	—	518	(518)	—
	Common Equity B-1	—	—	77	(77)	—
	Common Equity B-2	—	—	77	(77)	—
Total Control Investment		110	—	9,595	(1,749)	7,846
Affiliate Investments
Contract Datascan Holdings, Inc.	Senior Secured Term Loan B	177	—	12,144	—	12,144
	Preferred Equity A	—	—	2,011	—	2,011
	Preferred Equity B	—	—	437	—	437
	Common Equity	—	—	—	—	—
		177	—	14,592	—	14,592
Malabar International	Subordinated Loan	61	—	5,223	—	5,223
	Preferred Stock	9	—	3,933	(22)	3,911
		70	—	9,156	(22)	9,134
Pfanstiehl Holdings, Inc	Subordinated Loan	44	—	3,785	—	3,785
	Class A Common Equity	—	—	371	—	371
		44	—	4,156	—	4,156
Sentry Centers Holdings, LLC	Senior Secured Loan	56	—	4,867	(14)	4,853
	Preferred Equity A	—	—	—	—	—
		56	—	4,867	(14)	4,853
Tamarix Capital Partners, LP	Limited Partnership Interest	—	4,657	5,549	(10,206)	—
Total Affiliate Investments		347	4,657	38,320	(10,242)	32,735
Total Control and Affiliate Investments		$457	$4,657	$47,915	$(11,991)	$40,581

(1)	Principal balance of debt investments and ownership detail for equity investments are shown in the consolidated schedule of investments.
(2)	Represents the total amount of interest, fees or dividends included in 2013 income for the portion of the year ended December 31, 2013 that an investment was included in Control or Affiliate categories, respectively.
(3)	Gross additions include the consolidation of investments held by Tamarix LP on December 4, 2013 upon Tamarix Acquisitions, increases in cost basis resulting from a new portfolio investment, accrued PIK interest, accretion of OID and loan origination fees, as well as additional equity investments in Tamarix LP prior to Tamarix Acquisitions. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments, if any. Gross reductions also include net decreases in unrealized appreciation or net increases in unrealized depreciation, as well as the elimination of the Company’s equity investment in Tamarix LP in consolidation on December 4, 2013 upon Tamarix Acquisitions.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except share and per share data)

Note 19. Subsequent Events Not Disclosed Elsewhere

On February 14, 2014, the Company paid a dividend of $0.34 per share to shareholders of record at January 31, 2014. In connection with the dividend, the Company made cash payments of $3,240 and issued 2,656 shares of common stock.

In February 2014, the Company received the SBA’s approval to change the names of Tamarix LP and Tamarix GP to OFS SBIC I, LP and OFS SBIC I GP, respectively.

In preparing these financial statements, the Company has evaluated subsequent events and transactions for potential recognition and/or disclosure.

OFS Capital Corporation

$150,000,000

Common Stock

PROSPECTUS
        , 2014

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of OFS Capital Corporation (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

INDEX TO FINANCIAL STATEMENTS

OFS Capital Corporation and Subsidiaries
Unaudited Financial Statements
Consolidated Balance Sheets as of March 31, 2014 (unaudited) and December 31, 2013	F-2
Consolidated Statements of Operations for the Three Months Ended March 31, 2014 (unaudited) and 2013 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the Three Months Ended March 31, 2014 (unaudited) and March 31, 2013 (unaudited)	F-4
Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2014 (unaudited) and 2013 (unaudited)	F-5
Consolidated Schedules of Investments as of March 31, 2014 (unaudited) and December 31, 2013	F-6
Notes to Unaudited Consolidated Financial Statements	F-14
Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-35
Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting	F-36
Consolidated Balance Sheets as of December 31, 2013 and 2012	F-38
Consolidated Statements of Operations for the Year Ended December 31, 2013, the Period November 8, 2012 through December 31, 2012, the Period January 1, 2012 through November 7, 2012, and the Year Ended December 31, 2011	F-39
Consolidated Statements of Changes in Net Assets for the Year Ended December 31, 2013, the Period November 8, 2012 through December 31, 2012, the Period January 1, 2012 through November 7, 2012, and the Year Ended December 31, 2011	F-41
Consolidated Statements of Cash Flows for the Year Ended December 31, 2013, the Period November 8, 2012 through December 31, 2012, the Period January 1, 2012 through November 7, 2012, and the Year Ended December 31, 2011	F-42
Consolidated Schedules of Investments as of December 31, 2013 and 2012	F-49
Notes to Consolidated Financial Statements	F-54

2. Exhibits

(2) Exhibits

(a)(1)	Amended and Restated Certificate of Formation of OFS Capital, LLC(4)
(a)(2)	Form of Certificate of Incorporation of OFS Capital Corporation(4)
(a)(3)	Certificate of Correction to Certificate of Incorporation of OFS Capital Corporation(9)
(b)(1)	Amended and Restated Limited Liability Company Agreement of OFS Capital, LLC(4)
(b)(2)	Form of Bylaws of OFS Capital Corporation(4)
(c)	Not applicable
(d)	Form of Stock Certificate of OFS Capital Corporation(4)

(e)	Form of Dividend Reinvestment Plan(4)
(f)	Not applicable
(g)	Form of Investment Advisory and Management Agreement between OFS Capital Corporation and OFS Capital Management, LLC(8)
(h)	Form of Underwriting Agreement(1)
(i)	Not applicable
(j)	Form of Custody Agreement(4)
(k)(1)	Form of Administration Agreement between OFS Capital Corporation and OFS Capital Services, LLC(4)
(k)(2)	Form of License Agreement between the OFS Capital Corporation and Orchard First Source Asset Management, LLC(4)
(k)(3)	Loan and Security Agreement among MCF Capital Management LLC, OFS Capital WM, LLC, each of the Class A Lenders from time to time party thereto, each of the Class B lenders from time to time party thereto, Wells Fargo Securities, LLC, and Wells Fargo Delaware Trust Company, N.A., dated as of September 28, 2010(3)
(k)(4)	Pledge Agreement made by OFS Capital, LLC, OFS Capital WM, LLC and OFS Funding, LLC in favor of Wells Fargo Delaware Trust Company, N.A., as Trustee, for the benefit of the Secured Parties, dated as of September 28, 2010(3)
(k)(5)	Account Control Agreement among OFS Capital WM, LLC, Wells Fargo Delaware Trust Company, N.A., Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of September 28, 2010(3)
(k)(6)	Participation Agreement dated as of September 28, 2010, between OFS Funding, LLC and OFS Capital, LLC(3)
(k)(7)	Loan Sale Agreement between OFS Capital, LLC, and OFS Capital WM, LLC, dated as of September 28, 2010(3)
(k)(8)	First Amendment to Loan Sale Agreement among OFS Capital WM, LLC and OFS Capital, LLC, dated February 23, 2011(4)
(k)(9)	Amended and Restated Consent Procedures Letter among OFS Capital, LLC, OFS Capital WM, LLC, Madison Capital Funding LLC, and MCF Capital Management LLC, dated February 23, 2011 (Loan and Security Agreement — Exhibit L)(4)
(k)(10)	Form of Indemnification Agreement between OFS Capital Corporation and each of its directors and executive officers(4)
(k)(11)	Form of Registration Rights Agreement between OFS Capital Corporation and Orchard First Source Asset Management, LLC(6)
(k)(12)	Second Amended and Restated Consent Procedures Letter among OFS Capital, LLC, OFS Capital WM, LLC, Madison Capital Funding LLC, and MCF Capital Management LLC, dated March 30, 2012(5)
(k)(13)	Amendment to Second Amended and Restated Consent Procedures Letter among OFS Capital, LLC, OFS Capital WM, LLC, Madison Capital Funding LLC, and MCF Capital Management LLC, dated September 28, 2012(7)
(k)(14)	First Amendment to Loan and Security Agreement among OFS Capital WM, LLC, MCF Capital Management LLC, Wells Fargo Bank, National Association, Madison Capital Funding LLC, Wells Fargo Securities, LLC, and Wells Fargo Delaware Trust Company, N.A., dated November 27, 2010(7)
(k)(15)	Second Amendment to Loan and Security Agreement among OFS Capital WM, LLC, MCF Capital Management LLC, Wells Fargo Bank, National Association, Madison Capital Funding LLC, Wells Fargo Securities, LLC, and Wells Fargo Delaware Trust Company, N.A., dated January 26, 2011(7)

(k)(16)	Third Amendment to Loan and Security Agreement among OFS Capital WM, LLC, MCF Capital Management LLC, Wells Fargo Bank, National Association, Madison Capital Funding LLC, Wells Fargo Securities, LLC, and Wells Fargo Delaware Trust Company, N.A., dated September 28, 2012(7)
(k)(17)	Fourth Amendment to Loan and Security Agreement among OFS Capital WM, LLC, MCF Capital Management LLC, Wells Fargo Bank, National Association, Madison Capital Funding LLC, Wells Fargo Securities, LLC, and Wells Fargo Delaware Trust Company, N.A., dated January 22, 2013(10)
(k)(18)	Fifth Amendment to Loan and Security Agreement among OFS Capital WM, LLC, MCF Capital Management LLC, Wells Fargo Bank, National Association, Madison Capital Funding LLC, Wells Fargo Securities, LLC, and Wells Fargo Delaware Trust Company, N.A., dated April 3, 2013(11)
(k)(19)	Sixth Amendment to Loan and Security Agreement among OFS Capital WM, LLC, MCF Capital Management LLC, Wells Fargo Bank, National Association, Madison Capital Funding LLC, Wells Fargo Securities, LLC, and Wells Fargo Delaware Trust Company, N.A., dated November 22, 2013(12)
(l)	Form of Opinion and Consent of Sutherland Asbill & Brennan LLP(1)
(m)	Not applicable
(n)(1)	Consent of McGladrey LLP(2)
(n)(2)	Report of McGladrey LLP(2)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Joint Code of Ethics of OFS Capital Corporation and OFS Advisor(2)
(s)	Form of Prospectus Supplement For Common Stock Offerings(1)

(1)	To be filed by amendment.
(2)	Filed herewith.
(3)	Filed previously in connection with OFS Capital Corporation’s registration statement on Form N-2 Pre-Effective Amendment No. 2 (File No. 333-166363) filed on October 5, 2010.
(4)	Filed previously in connection with OFS Capital Corporation’s registration statement on Form N-2 Pre-Effective Amendment No. 3 (File No. 333-166363) filed on March 18, 2011.
(5)	Filed previously in connection with OFS Capital Corporation’s registration statement on Form N-2 Pre-Effective Amendment No. 6 (File No. 333-166363) Filed on May 3, 2012.
(6)	Filed previously in connection with OFS Capital Corporation’s registration statement on Form N-2 Pre-Effective Amendment No. 7 (File No. 333-166363) Filed on July 24, 2012.
(7)	Filed previously in connection with OFS Capital Corporation’s registration statement on Form N-2 Pre-Effective Amendment No. 8 (File No. 333-166363) Filed on October 19, 2012.
(8)	Filed previously in connection with OFS Capital Corporation’s registration statement on Form N-2 Pre-Effective Amendment No. 9 (File No. 333-166363) Filed on October 24, 2012.
(9)	Filed previously in connection with OFS Capital Corporation’s annual report on Form 10-K Filed on March 26, 2013.
(10)	Previously filed as part of the Current Report on Form 8-K of the Company, filed on January 23, 2013.
(11)	Filed previously in connection with OFS Capital Corporation’s annual report on Form 10-K Filed on March 17, 2014.
(12)	Previously filed as part of the Current Report on Form 8-K of the Company, filed on November 26, 2013.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee		$19,320
FINRA filing fee		15,500
NASDAQ Global Select Market listing fee		*
Printing and postage		*
Legal fees and expenses		*
Accounting fees and expenses		*
Miscellaneous		*
Total	$	*

*	To be provided by pre-effective amendment.
Note:	All listed amounts are estimates, except for the SEC registration fee and FINRA filing fee.

Item 28. Persons Controlled by or Under Common Control

The following entities are wholly-owned subsidiaries of the Company:

•	OFS Capital WM, LLC, a Delaware limited liability company.
•	OFS Funding, LLC, a Delaware limited liability company.
•	OFS SBIC I GP, LLC, a Delaware limited liability company.
•	OFS SBIC I, LP, a Delaware limited liability company.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at June 9, 2014.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	2

ITEM 30. INDEMNIFICATION

The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its shareholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its shareholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The investment management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the investment management agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which OFS Advisor, and each managing director, director or executive officer of OFS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the OFS Advisor and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-71366), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606;
(2)	the transfer agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;
(3)	the custodian, U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110; and
(4)	OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

The Registrant undertakes:

1.	to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than the net proceeds (if applicable) as stated in the prospectus.
2.	Not applicable.
3.	Not applicable.

4.

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;
ii.	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
b.	to file, in connection with any offering of securities, a post-effective amendment to the registration statement under Rule 462(d) to include as an exhibit a legal opinion regarding the valid issuance of any shares of common stock being sold.
c.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;
d.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
e.	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
f.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
i.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
ii.	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
iii.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
g.	to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1993 Act, in the event the shares of the Registrant are trading below its net asset value and either (a) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (b) the Registrant has concluded that a fundamental change has occurred in its financial position or results of operations and
5.	Not applicable.
6.	Not applicable.
7.	to not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which the prospectus forms a part (the “current registration statement”) if the cumulative dilution to the Registrant’s net asset value (“NAV”) per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. If the Registrant files a new post-effective amendment, the threshold would reset.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on the 12th day of June, 2014.

OFS CAPITAL CORPORATION

By:	/s/ Glenn R. Pittson Name: Glenn R. Pittson Title: Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Glenn R. Pittson and Robert S. Palmer and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date
/s/ Glenn R. Pittson Glenn R. Pittson	Director and Chief Executive Officer (Principal Executive Officer)	June 12, 2014
/s/ Bilal Rashid Bilal Rashid	Director	June 12, 2014
/s/ Marc Abrams Marc Abrams	Director	June 12, 2014
/s/ Robert J. Cresci Robert J. Cresci	Director	June 12, 2014
/s/ Elaine E. Healy Elaine E. Healy	Director	June 12, 2014
/s/ Robert S. Palmer Robert S. Palmer	Chief Financial Officer (Principal Financial Officer)	June 12, 2014
/s/ Bei Zhang Bei Zhang	Chief Accounting Officer (Principal Accounting Officer)	June 12, 2014
/s/ Jeffrey Cerny Jeffrey Cerny	Corporate Secretary	June 12, 2014